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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09913

AIM Counselor Series Trust (Invesco Counselor Series Trust)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Philip A. Taylor

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 8/31

Date of reporting period: 8/31/14

Item 1. Report to Stockholders.

Invesco

Annual Report to Shareholders — August 31, 2014

Invesco American Franchise Fund

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor's Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Contracts
26	Tax Information
T-1	Trustees and Officers

Annual Report to Shareholders August 31, 2014

Invesco American Franchise Fund

Nasdaq:

A: VAFAX • B: VAFBX • C: VAFCX • R: VAFRX • Y: VAFIX • R5: VAFNX • R6: VAFFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger

US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this,

interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies remained relatively stagnant. During the reporting period, high unemployment persisted, worries about potential deflation grew, and uncertainty about Russian-Ukrainian tensions weighed on European markets.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by clicking the “Intentional Investing Forum” link on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco American Franchise Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco American Franchise Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2014, Class A shares of Invesco American Franchise Fund, at net asset value (NAV), produced strong returns and outperformed the Fund’s style-specific benchmark, the Russell 1000 Growth Index. Outperformance was driven primarily by stock selection in several sectors, including the health care, consumer staples, information technology (IT) and consumer discretionary sectors.

    Your fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/13 to 8/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	27.22%
Class B Shares	27.20
Class C Shares	26.23
Class R Shares	26.83
Class Y Shares	27.48
Class R5 Shares	27.65
Class R6 Shares	27.69
S&P 500 Index▼ (Broad Market Index)	25.25
Russell 1000 Growth Index▼ (Style-Specific Index)	26.29
Lipper Large-Cap Growth Funds Index■ (Peer Group Index)	25.74

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

We believe a growth investment strategy is an essential component of a diversified portfolio.

Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuations relative to growth prospects and earnings expectations that appear fair to conservative.

To narrow our investment universe, we utilize a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. At the end of this distillation process, we have a set of stocks to analyze in greater depth.

Our fundamental analysis focuses on identifying companies with strong drivers of growth. To accomplish this goal, we conduct rigorous bottom-up analysis in order to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also utilize a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle and other factors that best reflect a company’s value.

Risk management plays an important role in portfolio construction, as our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth, and we divide the portfolio between stable growth stocks and catalyst-driven stocks.

    We consider selling a stock for any of the following reasons:

■	The price target set at purchase is reached.
■	There is deterioration in fundamentals.
■	The catalysts for growth are no longer present or are reflected in the stock price.

Market conditions and your Fund

US equity market indexes generally rose during the fiscal year ended August 31, 2014. Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively positive. However, the fiscal year began amid uncertainty created by a two-week federal government shutdown. Despite this and the announcement by the US Federal Reserve (the Fed) in December that it would begin reducing the scope of its asset purchase program in early 2014, US equities rallied through the end of 2013. The market turned volatile in the first months of 2014 as investors began to worry that stocks may have risen too far, too fast. While political upheaval in Ukraine and signs of economic sluggishness in the US and China contributed to investor uncertainty, economic data remained strong enough that the Fed continued to reduce its asset purchase program on schedule. The continued “good but not great” economic environment and historically low interest rates generally led stocks higher throughout the end of the fiscal year.

    During the reporting period, the Fund’s Class A shares, at NAV, produced strong returns and outperformed the Russell 1000 Growth Index due to strong stock selection in several sectors, particularly in the health care, consumer staples, IT and

Portfolio Composition
By sector

Information Technology	32.7%
Consumer Discretionary	22.3
Health Care	17.4
Industrials	9.0
Energy	4.8
Financials	4.3
Consumer Staples	3.5
Telecommunication Services	3.1
Materials	2.1
Money Market Funds
Plus Other Assets Less Liabilities	0.8

Top 10 Equity Holdings*

1. Facebook Inc.-Class A	5.6%
2. Gilead Sciences, Inc.	5.2
3. Apple Inc.	5.0
4. DISH Network Corp.-Class A	4.1
5. Sprint Corp.	3.1
6. Priceline Group Inc. (The)	2.9
7. Google Inc.-Class A	2.8
8. Lowe’s Cos., Inc.	2.8
9. Google Inc.-Class C	2.6
10. MasterCard, Inc.-Class A	2.5

Total Net Assets	$10.1 billion

Total Number of Holdings*	69

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco American Franchise Fund

consumer discretionary sectors. Some of this outperformance was offset by underperformance within the telecommunication services and industrials sectors.

The health care sector was the leading contributor to Fund performance during the reporting period, driven by stock selection. Within the sector, one of the strongest contributors to Fund performance was Gilead Sciences, which launched Sovaldi as an effective treatment for the hepatitis-C virus. The launch was an immediate success, and investors rewarded the stock as the long-term financial implications of this life-saving treatment became clearer. Another contributor to Fund performance was bio-technology company Celgene, which had positive developments in its cancer treatment pipeline and benefited from favorable resolution to an intellectual property hearing.

Strong stock selection in the consumer staples sector also contributed to Fund performance versus its style-specific benchmark. The top contributor in the sector was Mondalez International, a leading global provider of snack foods and beverages. The company announced it would divest its coffee business through a joint venture and began to show increasing profitability from restructuring efficiencies, both of which were received favorably by investors. During the reporting period, we sold our position in Mondelez to lock in gains when it began to reflect our estimate of fair value.

Additionally, strong stock selection within the IT sector contributed to Fund performance versus its style-specific benchmark. The largest contributor to Fund performance was social networking company Facebook, which continued to exceed investor expectations across the board. Index heavyweight Apple also had strong returns and the Fund’s overweight position contributed to performance as well. Technology stocks which detracted from performance included 3D Systems, which we sold during the reporting period, and Splunk.

The Fund struggled in the telecommunication services sector. Wireless communications company Sprint was the lone Fund holding in the sector and the largest detractor from Fund performance. For much of the reporting period, discussions of a strategic merger with another company led to increasing investor excitement, but when the two parties ended their discussions, it left many investors disappointed.

As we’ve discussed, the Fund produced significant positive performance during the reporting period. However, stocks remain volatile and we caution investors against making investment decisions based on short-term performance.

Thank you for your commitment to Invesco American Franchise Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco American Franchise
Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Ido Cohen Portfolio Manager, is manager of Invesco American Franchise Fund. He joined Invesco in 2010. Mr.
Cohen earned a BS in economics from The Wharton School of the University of Pennsylvania.

5                         Invesco American Franchise Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund data from 6/23/05; index data from 6/30/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco American Franchise Fund

Average Annual Total Returns
As of 8/31/14, including maximum applicable sales charges

Class A Shares
Inception (6/23/05)	8.09%
5 Years	15.50
1 Year	20.25

Class B Shares
Inception (6/23/05)	8.21%
5 Years	16.28
1 Year	22.20

Class C Shares
Inception (6/23/05)	7.97%
5 Years	16.01
1 Year	25.23

Class R Shares
Inception	8.47%
5 Years	16.52
1 Year	26.83

Class Y Shares
Inception (6/23/05)	8.99%
5 Years	17.05
1 Year	27.48

Class R5 Shares
Inception	8.91%
5 Years	17.14
1 Year	27.65

Class R6 Shares
Inception	8.85%
5 Years	17.01
1 Year	27.69

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen American Franchise Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen American Franchise Fund (renamed Invesco American Franchise Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 6/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/23/05)	7.96%
5 Years	17.88
1 Year	26.50

Class B Shares
Inception (6/23/05)	8.08%
5 Years	18.68
1 Year	28.87

Class C Shares
Inception (6/23/05)	7.85%
5 Years	18.41
1 Year	31.74

Class R Shares
Inception	8.36%
5 Years	18.93
1 Year	33.53

Class Y Shares
Inception (6/23/05)	8.88%
5 Years	19.48
1 Year	34.17

Class R5 Shares
Inception	8.79%
5 Years	19.54
1 Year	34.30

Class R6 Shares
Inception	8.72%
5 Years	19.42
1 Year	34.42

Class R5 shares incepted on December 22, 2010. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.14%, 1.14%, 1.89%, 1.39%, 0.89%, 0.75% and 0.65%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/or reimbursed expenses on Class B shares in the past, performance would have been lower.

7                         Invesco American Franchise Fund

Invesco American Franchise Fund’s investment objective is to seek long-term capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Equity risk. Equity risk is the risk that the value of securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests, either directly or through derivative instruments. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities held by the Fund; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities held by the Fund. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased
Volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mid-capitalization risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500 Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000 Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

8                         Invesco American Franchise Fund

Schedule of Investments(a)

August 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–99.16%
Aerospace & Defense–2.25%
Honeywell International Inc.	1,506,439	$143,458,186
Precision Castparts Corp.	340,849	83,187,607
		226,645,793

Agricultural Products–0.93%
Archer-Daniels-Midland Co.	1,869,410	93,208,783

Apparel, Accessories & Luxury Goods–1.00%
Michael Kors Holdings Ltd.(b)	1,257,805	100,775,337

Application Software–2.66%
salesforce.com, inc.(b)	3,459,167	204,402,178
Splunk Inc.(b)	1,164,475	62,823,426
		267,225,604

Asset Management & Custody Banks–1.11%
Ameriprise Financial, Inc.	888,175	111,696,888

Biotechnology–11.30%
Alkermes PLC(b)	2,012,140	90,003,022
Amgen Inc.	646,701	90,137,186
Biogen Idec Inc.(b)	530,252	181,897,646
Celgene Corp.(b)	2,599,637	247,017,508
Gilead Sciences, Inc.(b)	4,904,328	527,607,606
		1,136,662,968

Brewers–0.97%
Anheuser-Busch InBev N.V.–ADR (Belgium)	873,887	97,683,089

Cable & Satellite–7.15%
Comcast Corp. -Class A	1,401,006	76,677,059
DISH Network Corp.–Class A(b)	6,320,080	409,604,385
Time Warner Cable Inc.	1,574,438	232,906,613
		719,188,057

Casinos & Gaming–0.45%
Las Vegas Sands Corp.	676,859	45,017,892

Communications Equipment–1.62%
F5 Networks, Inc.(b)	626,410	77,793,858
QUALCOMM, Inc.	1,121,953	85,380,623
		163,174,481

Construction & Engineering–3.73%
Fluor Corp.	1,892,245	139,817,983
Jacobs Engineering Group, Inc.(b)	2,286,150	123,246,347
Quanta Services, Inc.(b)	3,078,744	111,881,557
		374,945,887

Construction Materials–0.95%
Martin Marietta Materials, Inc.(c)	732,813	95,969,190

	Shares	Value
Consumer Electronics–1.15%
Harman International Industries, Inc.	1,002,097	$115,321,323

Data Processing & Outsourced Services–3.22%
Alliance Data Systems Corp.(b)	287,475	76,077,384
MasterCard, Inc.–Class A	3,276,878	248,420,121
		324,497,505

Drug Retail–1.00%
CVS Caremark Corp.	1,265,041	100,507,507

Fertilizers & Agricultural Chemicals–1.10%
Monsanto Co.	961,224	111,165,556

Footwear–0.61%
NIKE, Inc.–Class B	775,897	60,946,709

Health Care Distributors–0.55%
McKesson Corp.	282,428	55,081,933

Health Care Facilities–1.10%
HCA Holdings, Inc.(b)	1,582,388	110,482,330

Home Entertainment Software–0.86%
Activision Blizzard, Inc.	3,686,731	86,785,648

Home Improvement Retail–2.79%
Lowe’s Cos., Inc.	5,349,895	280,922,986

Hotels, Resorts & Cruise Lines–2.06%
Carnival Corp.	4,256,897	161,251,258
Royal Caribbean Cruises Ltd.	726,590	46,327,379
		207,578,637

Household Appliances–1.06%
Whirlpool Corp.	695,314	106,396,948

Industrial Conglomerates–1.02%
Roper Industries, Inc.	681,055	102,539,641

Industrial Machinery–1.05%
Flowserve Corp.	1,388,666	105,385,863

Insurance Brokers–0.99%
Aon PLC	1,139,561	99,324,137

Internet Retail–4.68%
Amazon.com, Inc.(b)	519,920	176,273,677
Priceline Group Inc. (The)(b)	237,199	295,149,087
		471,422,764

Internet Software & Services–13.28%
Baidu, Inc.–ADR (China)(b)	282,774	60,660,678
Facebook Inc.–Class A(b)	7,522,062	562,800,679
Google Inc.–Class A(b)	491,173	286,039,508
Google Inc.–Class C(b)	459,101	262,422,132
Yelp Inc.(b)(c)	1,989,921	164,009,289
		1,335,932,286

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco American Franchise Fund

	Shares	Value
Investment Banking & Brokerage–1.12%
Morgan Stanley	3,294,294	$113,027,227

IT Consulting & Other Services–0.36%
Cognizant Technology Solutions Corp.–Class A(b)	792,615	36,246,284

Life Sciences Tools & Services–0.99%
Thermo Fisher Scientific, Inc.	832,049	100,020,610

Movies & Entertainment–1.33%
Twenty-First Century Fox, Inc.–Class A	2,042,912	72,359,943
Walt Disney Co. (The)	685,020	61,569,598
		133,929,541

Oil & Gas Equipment & Services–2.48%
Baker Hughes Inc.	1,079,360	74,626,950
Halliburton Co.	2,589,916	175,104,221
		249,731,171

Oil & Gas Exploration & Production–2.31%
Anadarko Petroleum Corp.	1,397,626	157,498,474
Pioneer Natural Resources Co.	357,950	74,686,267
		232,184,741

Pharmaceuticals–3.45%
AbbVie Inc.	1,347,692	74,500,414
Actavis PLC(b)	713,564	161,964,757
Allergan, Inc.	300,496	49,185,185
Bristol-Myers Squibb Co.	1,216,374	61,609,343
		347,259,699

Railroads–0.97%
Canadian Pacific Railway Ltd. (Canada)	486,899	97,671,939

Semiconductor Equipment–0.57%
Applied Materials, Inc.	2,465,522	56,965,886

Semiconductors–1.99%
Micron Technology, Inc.(b)	1,695,684	55,279,299
NXP Semiconductors N.V. (Netherlands)(b)	2,116,585	145,028,404
		200,307,703

	Shares	Value
Soft Drinks–0.60%
Monster Beverage Corp.(b)	686,190	$60,666,058

Specialized REIT’s–1.11%
American Tower Corp.	1,133,312	111,744,563

Systems Software–3.14%
ServiceNow, Inc.(b)	2,081,412	127,236,716
VMware, Inc.–Class A(b)(c)	1,918,775	189,152,839
		316,389,555

Technology Hardware, Storage & Peripherals–5.04%
Apple Inc.	4,950,767	507,453,618

Wireless Telecommunication Services–3.06%
Sprint Corp.(b)(c)	54,818,435	307,531,420
Total Common Stocks & Other Equity Interests (Cost $6,929,925,397)		9,977,615,757

Money Market Funds–0.89%
Liquid Assets Portfolio–Institutional Class(d)	44,823,396	44,823,396
Premier Portfolio–Institutional Class(d)	44,823,396	44,823,396
Total Money Market Funds (Cost $89,646,792)		89,646,792
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.05% (Cost $7,019,572,189)		10,067,262,549

Investments Purchased with Cash Collateral from Securities on Loan–0.48%
Money Market Funds–0.48%
Liquid Assets Portfolio—Institutional Class (Cost $47,941,171)(d)(e)	47,941,171	47,941,171
TOTAL INVESTMENTS–100.53% (Cost $7,067,513,360)		10,115,203,720
OTHER ASSETS LESS LIABILITIES–(0.53)%		(53,551,436)
NET ASSETS–100.00%		$10,061,652,284

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2014.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of August 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
State Street Bank and Trust Co	$45,550,574	$(45,550,574)	$—
*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco American Franchise Fund

Statement of Assets and Liabilities

August 31, 2014

Assets:
Investments, at value (Cost $6,929,925,397)*	$9,977,615,757
Investments in affiliated money market funds, at value and cost	137,587,963
Total investments, at value (Cost $7,067,513,360)	10,115,203,720
Receivable for:
Investments sold	12,807,884
Fund shares sold	2,839,957
Dividends	6,761,368
Investment for trustee deferred compensation and retirement plans	2,652,965
Other assets	210,071
Total assets	10,140,475,965

Liabilities:
Payable for:
Investments purchased	13,812,383
Fund shares reacquired	7,245,032
Collateral upon return of securities loaned	47,941,171
Accrued fees to affiliates	6,338,228
Accrued trustees’ and officers’ fees and benefits	19,578
Accrued other operating expenses	392,785
Trustee deferred compensation and retirement plans	3,074,504
Total liabilities	78,823,681
Net assets applicable to shares outstanding	$10,061,652,284

Net assets consist of:
Shares of beneficial interest	$6,603,432,578
Undistributed net investment income (loss)	(23,695,349)
Undistributed net realized gain	434,223,662
Net unrealized appreciation	3,047,691,393
$10,061,652,284

Net Assets:
Class A	$9,034,217,316
Class B	$247,220,211
Class C	$417,686,796
Class R	$31,760,050
Class Y	$141,094,450
Class R5	$52,164,184
Class R6	$137,509,277

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	500,090,145
Class B	14,002,611
Class C	24,090,905
Class R	1,771,238
Class Y	7,742,371
Class R5	2,866,092
Class R6	7,546,961
Class A:
Net asset value and offering price per share	$18.07
Maximum offering price per share
(Net asset value of $18.07 ÷ 94.50%)	$19.12
Class B:
Net asset value and offering price per share	$17.66
Class C:
Net asset value and offering price per share	$17.34
Class R:
Net asset value and offering price per share	$17.93
Class Y:
Net asset value and offering price per share	$18.22
Class R5:
Net asset value and offering price per share	$18.20
Class R6:
Net asset value and offering price per share	$18.22

*	At August 31, 2014, securities with an aggregate value of $45,550,574 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco American Franchise Fund

Statement of Operations

For the year ended August 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $472,771)	$77,747,720
Dividends from affiliated money market funds (includes securities lending income of $240,009)	279,992
Total investment income	78,027,712

Expenses:
Advisory fees	56,513,516
Administrative services fees	768,047
Custodian fees	211,547
Distribution fees:
Class A	21,450,208
Class B	688,264
Class C	3,988,549
Class R	150,151
Transfer agent fees — A, B, C, R and Y	19,648,229
Transfer agent fees — R5	50,938
Transfer agent fees — R6	5,615
Trustees’ and officers’ fees and benefits	300,181
Other	1,920,750
Total expenses	105,695,995
Less: Fees waived and expense offset arrangement(s)	(175,618)
Net expenses	105,520,377
Net investment income (loss)	(27,492,665)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $3,097,948)	1,356,716,659
Foreign currencies	(95,233)
1,356,621,426
Change in net unrealized appreciation (depreciation) of:
Investment securities	853,805,909
Foreign currencies	(392)
853,805,517
Net realized and unrealized gain	2,210,426,943
Net increase in net assets resulting from operations	$2,182,934,278

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco American Franchise Fund

Statement of Changes in Net Assets

For the years ended August 31, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(27,492,665)	$8,543,462
Net realized gain	1,356,621,426	787,954,544
Change in net unrealized appreciation	853,805,517	189,234,461
Net increase in net assets resulting from operations	2,182,934,278	985,732,467

Distributions to shareholders from net investment income:
Class A	(8,146,047)	(1,680,357)
Class B	(284,805)	(88,298)
Class Y	(287,210)	(269,635)
Class R5	(126,411)	(655,036)
Class R6	(414,675)	(545,579)
Total distributions from net investment income	(9,259,148)	(3,238,905)

Distributions to shareholders from net realized gains:
Class A	(349,819,587)	—
Class B	(12,230,508)	—
Class C	(16,851,639)	—
Class R	(1,234,648)	—
Class Y	(4,914,966)	—
Class R5	(1,888,689)	—
Class R6	(5,092,450)	—
Total distributions from net realized gains	(392,032,487)	—

Share transactions–net:
Class A	2,022,415,364	(135,809,151)
Class B	(32,429,104)	(87,558,797)
Class C	74,675,675	(22,109,739)
Class R	6,673,587	(2,317,486)
Class Y	25,320,157	(22,131,891)
Class R5	(119,562,564)	(181,966,427)
Class R6	(1,645,431)	99,950,199
Net increase (decrease) in net assets resulting from share transactions	1,975,447,684	(351,943,292)
Net increase in net assets	3,757,090,327	630,550,270

Net assets:
Beginning of year	6,304,561,957	5,674,011,687
End of year (includes undistributed net investment income (loss) of $(23,695,349) and $8,309,634, respectively)	$10,061,652,284	$6,304,561,957

Notes to Financial Statements

August 31, 2014

NOTE 1—Significant Accounting Policies

Invesco American Franchise Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares

13                         Invesco American Franchise Fund

may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment

14                         Invesco American Franchise Fund

income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

15                         Invesco American Franchise Fund

unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $550 million	0.62%
Next $3.45 billion	0.60%
Next $250 million	0.595%
Next $2.25 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2014, the Adviser waived advisory fees of $128,671.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund,

16                         Invesco American Franchise Fund

subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2014, IDI advised the Fund that IDI retained $562,386 in front-end sales commissions from the sale of Class A shares and $13,451, $100,479 and $9,834 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2014, the Fund incurred $81,896 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2014, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2014, the Fund engaged in securities purchases of $29,627,274 and securities sales of $32,005,130, which resulted in net realized gains of $3,097,948.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $46,947.

17                         Invesco American Franchise Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2014 and 2013:

	2014	2013
Ordinary income	$9,609,951	$3,238,905
Long-term capital gain	391,681,684	—
Total distributions	$401,291,635	$3,238,905

Tax Components of Net Assets at Period-End:

2014
Undistributed long-term gain	$830,391,594
Net unrealized appreciation — investments	3,037,697,961
Net unrealized appreciation — other investments	1,033
Temporary book/tax differences	(2,782,318)
Capital loss carryforward	(386,175,533)
Late-Year ordinary loss deferral	(20,913,031)
Shares of beneficial interest	6,603,432,578
Total net assets	$10,061,652,284

The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $401,038,463 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2015	$967,126	$—	$967,126
August 31, 2016	2,612,897	—	2,612,897
August 31, 2017	382,595,510	—	382,595,510
	$386,175,533	$—	$386,175,533

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2014 was $6,343,286,149 and $5,889,529,409, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$3,151,698,680
Aggregate unrealized (depreciation) of investment securities	(114,000,719)
Net unrealized appreciation of investment securities	$3,037,697,961

Cost of investments for tax purposes is $7,077,505,759.

18                         Invesco American Franchise Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2014, undistributed net investment income (loss) was increased by $6,821,423, undistributed net realized gain was increased by $185,409 and shares of beneficial interest was decreased by $7,006,832.

Further, as a result of capital loss carryforwards acquired in the reorganization of Invesco Constellation Fund into the Fund, undistributed net investment income (loss) was decreased by $2,074,593, undistributed net realized gain was decreased by $740,421,229 and shares of beneficial interest was increased by $742,495,822. These reclassifications had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	13,434,382	$224,500,898	9,792,627	$131,507,521
Class B	194,996	3,185,824	136,087	1,766,668
Class C	1,375,112	22,116,190	1,034,373	13,366,766
Class R	288,299	4,772,689	251,276	3,336,107
Class Y	2,508,529	42,978,258	1,654,188	22,565,414
Class R5	772,745	13,042,930	1,428,763	19,009,427
Class R6(b)	901,334	15,272,963	13,767,716	181,744,390

Issued as reinvestment of dividends:
Class A	20,978,874	337,759,873	120,687	1,561,209
Class B	779,837	12,274,118	6,819	86,110
Class C	1,015,415	15,779,551	—	—
Class R	77,072	1,233,927	—	—
Class Y	281,452	4,562,336	18,246	230,140
Class R5	124,583	2,014,511	52,093	654,994
Class R6	340,156	5,507,125	43,407	545,579

Issued in connection with acquisitions:(c)(d)
Class A	159,648,030	2,468,502,143	28,493,895	414,344,182
Class B	3,865,089	58,449,775	240,442	3,419,085
Class C	6,095,479	91,112,251	1,148,422	16,170,371
Class R	518,148	7,963,354	100,907	1,459,285
Class Y	969,446	15,095,293	801,793	11,737,602
Class R5	189,764	2,949,334	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	4,281,870	72,109,330	4,333,763	57,758,261
Class B	(4,380,637)	(72,109,330)	(4,429,532)	(57,758,261)

Reacquired:
Class A	(64,487,337)	(1,080,456,880)	(55,559,122)	(740,980,324)
Class B	(2,096,465)	(34,229,491)	(2,697,669)	(35,072,399)
Class C	(3,357,178)	(54,332,317)	(4,005,957)	(51,646,876)
Class R	(440,363)	(7,296,383)	(532,067)	(7,112,878)
Class Y	(2,205,531)	(37,315,730)	(4,221,766)	(56,665,047)
Class R5	(8,388,466)	(137,569,339)	(15,318,838)	(201,630,848)
Class R6	(1,334,727)	(22,425,519)	(6,170,925)	(82,339,770)
Net increase (decrease) in share activity	131,949,908	$1,975,447,684	(29,510,372)	$(351,943,292)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and in the aggregate owns 14% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Commencement date of September 24, 2012.
(c)

As of the opening of business on July 15, 2013, the Fund acquired all the net assets of Invesco Leisure Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund and by the shareholders of the Target Fund on April 24, 2013. The acquisition was accomplished by a

19                         Invesco American Franchise Fund

tax-free exchange of 30,785,459 shares of the Fund for 10,245,465 shares outstanding of the Target Fund as of the close of business on July 12, 2013. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, July 12, 2013. The Target Fund’s net assets as of the close of business on July 12, 2013 of $447,130,525, including $168,476,621 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $5,828,287,238 and $6,275,415,763 immediately after the acquisition.
The pro forma results of operations for the year ended August 31, 2013 assuming the reorganization had been completed on September 1, 2012, the beginning of the annual reporting period are as follows:

Net investment income	$8,281,484
Net realized/unrealized gains	1,210,553,562
Change in net assets resulting from operations	$1,218,835,046

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since July 15, 2013.
(d)	As of the opening of business on September 16, 2013, the Fund acquired all the net assets of Invesco Constellation Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund and by the shareholders of the Target Fund on August 27, 2013. The acquisition was accomplished by a tax-free exchange of 171,285,956 shares of the Fund for 90,880,346 shares outstanding of the Target Fund as of the close of business on September 13, 2013. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, September 13, 2013. The Target Fund’s net assets as of the close of business on September 13, 2013 of $2,644,072,150, including $725,175,144 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $6,558,988,103 and $9,203,060,253 immediately after the acquisition.
The pro forma results of operations for the year ended August 31, 2014 assuming the reorganization had been completed on September 1, 2013, the beginning of the annual reporting period are as follows:

Net investment income (loss)	$(28,410,833)
Net realized/unrealized gains	4,238,871,492
Change in net assets resulting from operations	$4,210,460,659

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since September 16, 2013.

20                         Invesco American Franchise Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/14	$14.82	$(0.04)	$3.99	$3.95	$(0.02)	$(0.68)	$(0.70)	$18.07	27.22%		$9,034,217	1.08	%(d)	1.08	%(d)	(0.27	)%(d)	77%
Year ended 08/31/13	12.47	0.02	2.33	2.35	(0.00)	—	(0.00)	14.82	18.89		5,428,321	1.06		1.14		0.17		80
Year ended 08/31/12	11.72	(0.01)	0.88	0.87	—	(0.12)	(0.12)	12.47	7.55		4,728,364	1.05		1.18		(0.05)		96
Year ended 08/31/11	9.79	(0.05)	1.98	1.93	—	—	—	11.72	19.71		4,894,163	1.06		1.17		(0.43)		179
Year ended 08/31/10	8.87	0.01	1.03	1.04	(0.12)	—	(0.12)	9.79	11.75		168,731	1.30		1.30		0.11		101
Class B
Year ended 08/31/14	14.50	(0.04)	3.90	3.86	(0.02)	(0.68)	(0.70)	17.66	27.20	(e)	247,220	1.08	(d)(e)	1.08	(d)(e)	(0.27	)(d)(e)	77
Year ended 08/31/13	12.20	0.02	2.28	2.30	(0.00)	—	(0.00)	14.50	18.90	(e)	226,796	1.06	(e)	1.14	(e)	0.17	(e)	80
Year ended 08/31/12	11.47	(0.01)	0.86	0.85	—	(0.12)	(0.12)	12.20	7.54	(e)	273,177	1.05	(e)	1.18	(e)	(0.05	)(e)	96
Year ended 08/31/11	9.64	(0.08)	1.91	1.83	—	—	—	11.47	18.98	(e)	373,157	1.28	(e)	1.65	(e)	(0.64	)(e)	179
Year ended 08/31/10	8.75	(0.06)	1.01	0.95	(0.06)	—	(0.06)	9.64	10.89		22,332	2.05		2.05		(0.64)		101
Class C
Year ended 08/31/14	14.34	(0.16)	3.84	3.68	—	(0.68)	(0.68)	17.34	26.23		417,687	1.83	(d)	1.83	(d)	(1.02	)(d)	77
Year ended 08/31/13	12.16	(0.08)	2.26	2.18	—	—	—	14.34	17.93		271,960	1.81		1.89		(0.58)		80
Year ended 08/31/12	11.51	(0.09)	0.86	0.77	—	(0.12)	(0.12)	12.16	6.82		252,685	1.80		1.93		(0.80)		96
Year ended 08/31/11	9.68	(0.11)	1.94	1.83	—	—	—	11.51	18.90	(f)	266,990	1.60	(f)	1.71	(f)	(0.97	)(f)	179
Year ended 08/31/10	8.76	(0.05)	1.03	0.98	(0.06)	—	(0.06)	9.68	11.14	(f)	23,718	1.93	(f)	1.93	(f)	(0.52	)(f)	101
Class R
Year ended 08/31/14	14.74	(0.09)	3.96	3.87	—	(0.68)	(0.68)	17.93	26.83		31,760	1.33	(d)	1.33	(d)	(0.52	)(d)	77
Year ended 08/31/13	12.43	(0.01)	2.32	2.31	—	—	—	14.74	18.58		19,576	1.31		1.39		(0.08)		80
Year ended 08/31/12	11.71	(0.04)	0.88	0.84	—	(0.12)	(0.12)	12.43	7.30		18,746	1.30		1.43		(0.30)		96
Year ended 08/31/11(g)	12.81	(0.02)	(1.08)	(1.10)	—	—	—	11.71	(8.59)		17,698	1.30	(h)	1.42	(h)	(0.66	)(h)	179
Class Y
Year ended 08/31/14	14.93	(0.00)	4.01	4.01	(0.04)	(0.68)	(0.72)	18.22	27.48		141,094	0.83	(d)	0.83	(d)	(0.02	)(d)	77
Year ended 08/31/13	12.57	0.06	2.34	2.40	(0.04)	—	(0.04)	14.93	19.13		92,418	0.81		0.89		0.42		80
Year ended 08/31/12	11.78	0.02	0.89	0.91	—	(0.12)	(0.12)	12.57	7.86		99,758	0.80		0.93		0.20		96
Year ended 08/31/11	9.83	(0.02)	1.97	1.95	—	—	—	11.78	19.84		117,471	0.81		0.92		(0.18)		179
Year ended 08/31/10	8.91	0.04	1.02	1.06	(0.14)	—	(0.14)	9.83	11.95		2,592	1.05		1.05		0.35		101
Class R5
Year ended 08/31/14	14.90	0.02	4.01	4.03	(0.05)	(0.68)	(0.73)	18.20	27.65		52,164	0.70	(d)	0.70	(d)	0.11	(d)	77
Year ended 08/31/13	12.55	0.06	2.34	2.40	(0.05)	—	(0.05)	14.90	19.22		151,535	0.75		0.75		0.48		80
Year ended 08/31/12	11.75	0.04	0.88	0.92	—	(0.12)	(0.12)	12.55	7.96		301,283	0.69		0.69		0.31		96
Year ended 08/31/11(g)	12.07	(0.00)	(0.32)	(0.32)	—	—	—	11.75	(2.65)		197,097	0.66	(h)	0.66	(h)	(0.03	)(h)	179
Class R6
Year ended 08/31/14	14.92	0.03	4.01	4.04	(0.06)	(0.68)	(0.74)	18.22	27.69		137,509	0.63	(d)	0.63	(d)	0.18	(d)	77
Year ended 08/31/13(g)	13.03	0.07	1.87	1.94	(0.05)	—	(0.05)	14.92	14.98		113,955	0.65	(h)	0.65	(h)	0.58	(h)	80

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2014, the portfolio turnover calculation excludes the value of securities purchased of $1,921,954,452 and sales of $1,568,687,370 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Constellation Fund into the Fund. For the year ended August 31, 2013, the portfolio turnover calculation excludes the value of securities purchased of $279,161,573 and sales of $299,305,234 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Leisure Fund into the Fund. For the year ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $4,947,460,310 and sold $2,251,028,915 in the effort to realign the fund’s portfolio holdings after the reorganization of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $8,580,083, $275,305, $398,855, $30,030, $120,567, $68,089 and $128,632 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25% and 0.47% for the years ended August 31, 2014, 2013, 2012 and 2011, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.79% and 0.88% for the years ended August 31, 2011 and 2010, respectively.
(g)	Commencement date of May 23, 2011 for Class R shares, December 22, 2010 for Class R5 shares and September 24, 2012 for Class R6 shares.
(h)	Annualized.

21                         Invesco American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco American Franchise Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco American Franchise Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2014

Houston, Texas

22                         Invesco American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,040.90	$5.61	$1,019.71	$5.55	1.09%
B	1,000.00	1,040.70	5.61	1,019.71	5.55	1.09
C	1,000.00	1,037.10	9.45	1,015.93	9.35	1.84
R	1,000.00	1,039.40	6.89	1,018.45	6.82	1.34
Y	1,000.00	1,041.70	4.32	1,020.97	4.28	0.84
R5	1,000.00	1,042.40	3.81	1,021.48	3.77	0.74
R6	1,000.00	1,042.90	3.19	1,022.08	3.16	0.62

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2014 through August 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco American Franchise Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that the continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco

Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of the performance universe for the one year period, the fourth quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one period and below the performance of the Index for the three and five year periods. Invesco Advisers noted that the momentum driven process employed by the Fund had resulted in top performance since November 2012, but that abrupt market changes during 2011 and 2012 had created a challenging environment for the portfolio management team’s process leading to relative underperformance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

24                         Invesco American Franchise Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the Fund’s rate was below the rate of the one mutual fund advised by Invesco Advisers with a similar investment process. The Board also noted that Invesco Advisers sub-advises one other mutual fund that is managed using an investment process substantially similar to the investment process used for the Fund and that the sub-advisory effective fee rate was below the advisory effective fee rate of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

25                         Invesco American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$391,681,684
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			141	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			141	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	141	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	141	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	141	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	141	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			141	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			141	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	141	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	141	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	141	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco American Franchise Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	VK-AMFR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders | August 31, 2014

Invesco California Tax-Free Income Fund

Nasdaq:
A: CLFAX ■ B: CLFBX ■ C: CLFCX ■ Y: CLFDX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
10 Schedule of Investments
17 Financial Statements
19 Notes to Financial Statements
25 Financial Highlights
26 Auditor's Report
27 Fund Expenses
28 Approval of Investment Advisory and Sub-Advisory Contracts
30 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies remained relatively stagnant. During the reporting period, high unemployment persisted, worries about potential deflation grew, and uncertainty about Russian-Ukrainian tensions weighed on European markets.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by clicking the “Intentional Investing Forum” link on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco California Tax-Free Income Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco California Tax-Free Income Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco California Tax-Free Income Fund posted positive returns for the fiscal year ended August 31, 2014. At net asset value (NAV), the Fund outperformed its broad market index, the S&P Municipal Bond Index, and its style-specific index, the Barclays California Municipal Index. The Fund’s selection in longer-duration bonds (12+ years) was the primary contributor to its performance versus its style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/13 to 8/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.14%
Class B Shares	13.35
Class C Shares	12.62
Class Y Shares	13.48
S&P Municipal Bond Index▼ (Broad Market Index)*	10.55
Barclays California Municipal Index▼
(Style-Specific Index and Former Broad Market Index)*	11.85
Lipper California Municipal Debt Funds Index■ (Peer Group Index)	13.29

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

*	The Fund has elected to use the S&P Municipal Bond Index as its broad market index, rather than the Barclays California Municipal Index because the adviser believes that the S&P Municipal Bond Index more closely reflects the performance of the broad US municipal bond market. The Barclays California Municipal Index will serve only as the Fund’s style-specific benchmark.

How we invest

The Fund normally invests at least 80% of its assets in securities that pay interest exempt from federal and California state income tax. We generally invest the Fund’s assets in investment-grade California municipal obligations that generally fall within the four highest grades by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Ratings Group (S&P) or Fitch Ratings (Fitch), at time of purchase.

    The principal types of municipal debt securities purchased by the Fund are revenue obligation and general obligation. Under normal market conditions, the Fund invests primarily in municipal securities classified as revenue bonds. To meet its investment objective, the Fund invests in different types of general obligation and revenue obligation securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, and participation certificates. The Fund may also invest in other types of municipal securities.

    We may also invest in unrated securities that we judge to be of comparable quality to the securities described above. Additionally, we may invest up to 20% of the Fund’s net assets in municipal obligations rated below investment grade at the time of purchase or, if unrated, of comparable quality as we determine.

    We buy and sell California municipal securities seeking a high level of current income exempt from federal and California income tax that we believe entail reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for purchase and sale, we use our research capabilities to identify and monitor investment opportunities. In conducting research and analysis, we consider a number of factors, including general market and economic conditions, credit, interest rate and prepayment risk.

    We typically sell portfolio securities when our assessments of any of these factors materially change. Measures of interest rate risk that we evaluate include duration, coupon maturity and call protection. Measures of credit risk that we evaluate include individual issuer analysis, sector weightings, geographic distribution and quality spreads.

Market conditions and your Fund

During the reporting period, California’s fiscal situation improved significantly, driven by economic growth, a declining unemployment rate and an improving housing market. The state benefits from a large, diverse economy, high wealth levels and a moderate debt burden. As the largest state, California’s economy represents nearly 13% of US gross domestic product (GDP).1 California’s financial performance is volatile relative to most states with revenues sensitive to both GDP and equity market valuations, stemming from the high percentage of personal income taxes collected from a small population of California’s highest income earners. The passage of temporary tax increases in 2012 improved the state’s financial standing, but also increased the sensitivity of tax revenues to the economic cycle.

    Throughout the reporting period, fundamentals for municipal debt issuers improved on the whole. State fundamentals improved as more governors across the nation exercised fiscal restraint. Local governments experienced a credit rally in

Portfolio Composition
By security type, based on total investments

Revenue Bonds	79.7%
General Obligation Bonds	16.2
Pre-Refunded Bonds	4.1

Top Five Fixed Income Holdings

1.	Long Beach (City of) Financing Authority; Series 1992	3.7%
2.	Southern California Metropolitan Water District; Series 2009 B	2.8
3.	California State University; Series 2005-A	2.2
4.	Bay Area Toll Authority (San Francisco Bay Area); Series 2009 F-1	1.7
5.	California (State of); Series 2009	1.7

Total Net Assets	$355.5 million

Total Number of Holdings	206

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4                         Invesco California Tax-Free Income Fund

2014 driven by property tax revenues. Rebounding home prices, a rising stock market and a growing economy lifted tax collection by local governments.

Income from municipal bonds became attractive after a volatile 2013 drove yields higher. 2013 marked the second consecutive year of negative annual total returns for municipal bonds as investment-grade municipal bonds, as measured by the Barclays Municipal Bond Index, finished the year down -2.55%; high yield municipal bonds, as measured by the Barclays High Yield Municipal Bond Index, also finished the year down -5.51%.2 Further adding to the volatility, the asset class experienced an unprecedented $67.6 billion outflow from March through December of 2013.3 However, investors who showed conviction through the 2013 sell-off and stayed the course were rewarded with strong positive returns during the first eight months of 2014.

During the fiscal year, investment-grade municipal bonds returned 10.14%, as measured by the Barclays Municipal Bond Index, and high yield municipal bonds returned 14.74%, as measured by the Barclays High Yield Municipal Bond Index.2 The Fund’s style-specific index returned 11.85% for the fiscal year. Municipal bonds posted positive returns as Treasury and municipal rates moved lower and investors showed renewed interest in tax-exempt bonds. The rally in Treasuries was driven primarily by softer-than-expected, but still positive, economic data. Despite the Federal Reserve’s continued reduction of quantitative easing, the market expected interest rate increases based on expectations of gradual improvement in unemployment rate and low inflation projections. Through the first half of 2014, municipal bonds rallied along with Treasuries, primarily due to a positive shift in investor sentiment for the asset class. The long end of the yield curve outperformed as long municipal rates followed Treasuries lower and the yield curve flattened.

The municipal bonds asset class added $14.7 billion during the first eight months of 2014, a stark reversal of the outflows in 2013.4 The influx of investors back into the asset class at the start of 2014 allowed municipal bond prices to recover from oversold valuations in 2013. Positive municipal bond performance in the first quarter of 2014 was an impetus for continued interest from investors.

The level of issuance, however, dwindled as the first half of 2014 saw $152 billion in bond issuance, the second-lowest first half issuance in at least a decade, and 22% below the 10-year average.5 This continued the downward trend from

2013, when issuance was curtailed in the second half of the year as higher interest rates made refinancing transactions uneconomic for many issuers.

For the reporting period, the Fund’s selection in long-duration bonds (12+ years) was the primary contributor to its relative performance versus its broad market and style-specific benchmarks. An allocation to holdings at the shorter end of the yield curve (0-2 years) slightly offset the gains from the long end of the curve. Further contributing to relative performance was security selection in AA rated holdings.†

The Fund had a small off-index allocation to Puerto Rico revenue bonds, which detracted from relative performance. The market punished Puerto Rico bonds after they were downgraded, but overall, investor fears seemed to subside during the first quarter of 2014 as most municipal bond participants came to realize that the issues that plagued Puerto Rico were not characteristic of the broader municipal market. Puerto Rico bonds are held in single-state municipal funds as a tool to diversify risk and because of their triple tax-exempt status (federal, state and local).

During the reporting period, leverage contributed positively to Fund performance. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

Thank you for investing in Invesco California Tax-Free Income Fund and for sharing our long-term investment horizon.

†	A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors. com and select Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

1	Moody’s
2	Barclays
3	Morningstar
4	Investment Company Institute
5	The Bond Buyer

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Byron Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in
2010. Mr. Byron earned a BS in finance from Marquette University and an MBA in finance from DePaul University.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco California Tax-Free Income
Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in
2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

Robert Wimmel Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in
2010. Mr. Wimmel earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

5                         Invesco California Tax-Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/04

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The Fund has elected to use the S&P Municipal Bond Index as its broad market index, rather than the Barclays California Municipal Index because the adviser believes that the S&P Municipal Bond Index more closely reflects the performance of the broad US municipal bond market. The Barclays California Municipal Index will serve only as the Fund’s style-specific benchmark.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco California Tax-Free Income Fund

Average Annual Total Returns

As of 8/31/14, including maximum applicable
sales charges

Class A Shares
Inception (7/28/97)	4.38%
10 Years	3.98
5 Years	5.63
1 Year	8.31

Class B Shares
Inception (7/11/84)	6.30%
10 Years	4.50
5 Years	6.27
1 Year	8.35

Class C Shares
Inception (7/28/97)	4.14%
10 Years	3.92
5 Years	6.02
1 Year	11.62

Class Y Shares
Inception (7/28/97)	4.91%
10 Years	4.71
5 Years	6.82
1 Year	13.48

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley California Tax-Free Income Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco California Tax-Free Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco California Tax-Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns

As of 6/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	4.30%
10 Years	4.11
5 Years	6.05
1 Year	2.80

Class B Shares
Inception (7/11/84)	6.27%
10 Years	4.62
5 Years	6.71
1 Year	2.64

Class C Shares
Inception (7/28/97)	4.06%
10 Years	4.05
5 Years	6.45
1 Year	5.94

Class Y Shares
Inception (7/28/97)	4.83%
10 Years	4.83
5 Years	7.23
1 Year	7.72

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.89%, 0.93%, 1.40% and 0.65%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                         Invesco California Tax-Free Income Fund

Invesco California Tax-Free Income Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

■	Unless otherwise stated, information presented in this report is as of August 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■	Bond insurance risk. Some of the municipal obligations in which the Fund invests will be covered by insurance at the time of issuance or at a later date. Such insurance guarantees that interest payments on a bond will be made on time and that principal will be repaid when the bond matures. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded. Insurance does not protect the Fund against losses caused by declines in a bond’s value due to a change in market conditions.
■	California and US territories municipal securities risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund that does not limit its investments to such issuers. As with California municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Inverse floating rate obligations risk. Inverse floating rate obligations, including tender option bonds, may be subject to greater price volatility than a fixed income security with similar qualities. When short-term interest rates rise, they may decrease in value and produce less or no income. Additionally, these securities may lose principal. Similar to derivatives, inverse floating rate obligations have the following risks: counterparty, leverage, correlation, liquidity, market, interest rate, and management risks.
■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the asset or transaction and the Fund could lose more than it invested. Leverage created from certain types of transactions or instruments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

continued on page 9

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco California Tax-Free Income Fund

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Medium-and lower-grade municipal securities risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.
■	Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.
■	When-issued and delayed delivery risk. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The Barclays California Municipal Index is an unmanaged index considered representative of California investment-grade municipal bonds.
■	The Lipper California Municipal Debt Funds Index is an unmanaged index considered representative of California municipal debt funds tracked by Lipper.
■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Barclays High Yield Municipal Bond Index is an unmanaged index considered representative of noninvestment-grade bonds.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                         Invesco California Tax-Free Income Fund

Schedule of Investments

August 31, 2014

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–106.70%
California–102.65%
ABAG Finance Authority For Nonprofit Corps. (Sharp HealthCare); Series 2014 A, RB	5.00%	08/01/43	$500	$554,210
Adelanto (City of) Public Utility Authority (Utility System); Series 2009 A, Ref. RB	6.75%	07/01/39	1,000	1,125,680
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB	7.63%	01/01/40	1,575	1,676,603
Alhambra Unified School District (Election of 1999); Series 1999 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	09/01/20	1,925	1,681,276
Anaheim (City of) Public Financing Authority (Anaheim Public Improvements); Series 1997 C, Sub. Lease RB (INS–AGM)(a)	6.00%	09/01/16	4,000	4,304,880
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB	5.38%	10/01/36	2,500	2,940,225
Arcadia Unified School District (Election of 2006); Series 2007 A, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/37	1,500	1,628,055
Bakersfield (City of); Series 2007 A, Wastewater RB (INS–AGM)(a)	5.00%	09/15/32	2,215	2,435,215
Bay Area Governments Association (California Capital); Series 2001 A, Lease RB (INS–AMBAC)(a)	5.25%	07/01/17	1,430	1,501,071
Bay Area Toll Authority (San Francisco Bay Area);
Series 2008 F-1, Toll Bridge RB(c)(d)	5.00%	04/01/18	2,500	2,888,550
Series 2008 F-1, Toll Bridge RB(c)(d)(e)	5.00%	04/01/18	1,250	1,444,275
Series 2009 F-1, Toll Bridge RB(c)(d)(e)	5.13%	04/01/19	1,500	1,783,905
Series 2009 F-1, Toll Bridge RB(e)	5.25%	04/01/26	4,685	5,525,489
Series 2009 F-1, Toll Bridge RB(e)	5.25%	04/01/29	5,205	6,058,724
Bay Area Water Supply & Conservation Agency; Series 2013 A, RB	5.00%	10/01/34	1,500	1,726,245
Beverly Hills Unified School District (Election of 2008);
Series 2009, Unlimited Tax CAB GO Bonds(b)	0.00%	08/01/26	1,465	1,045,380
Series 2009, Unlimited Tax CAB GO Bonds(b)	0.00%	08/01/32	3,045	1,592,383
Brea Olinda Unified School District; Series 2002 A, Ref. COP (INS–AGM)(a)	5.50%	08/01/18	1,850	1,858,196
California (State of) Educational Facilities Authority (California College of the Arts); Series 2005, RB	5.00%	06/01/35	2,000	2,025,360
California (State of) Educational Facilities Authority (Claremont McKenna College); Series 2007, RB(e)	5.00%	01/01/38	2,100	2,314,263
California (State of) Educational Facilities Authority (Pitzer College);
Series 2005 A, RB	5.00%	04/01/35	2,000	2,022,240
Series 2009, RB	6.00%	04/01/40	2,000	2,365,260
California (State of) Educational Facilities Authority (University of Southern California); Series 2009 B, RB(e)	5.25%	10/01/39	1,800	2,041,236
California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 A, RB	5.75%	09/01/39	500	580,905
California (State of) Health Facilities Financing Authority (Catholic Healthcare West);
Series 2009 A, RB	6.00%	07/01/39	500	567,430
Series 2011 A, RB	5.25%	03/01/41	2,500	2,708,700
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2009, RB	5.00%	08/15/39	1,050	1,145,865
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB (INS–AGM)(a)	5.25%	07/01/38	2,950	3,149,656
California (State of) Health Facilities Financing Authority (Kaiser Permanente); Series 2006 A, RB	5.25%	04/01/39	2,000	2,074,480
California (State of) Health Facilities Financing Authority (Providence Health & Services);
Series 2008, RB(c)(d)	6.50%	10/01/18	980	1,206,253
Series 2008, RB(c)(d)	6.50%	10/01/18	20	24,645
California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB	5.00%	11/15/36	4,000	4,458,080
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB	5.00%	07/01/37	1,000	1,107,130
California (State of) Health Facilities Financing Authority (Stanford Hospital); Series 2008 A-2, Ref. RB	5.25%	11/15/40	2,000	2,276,560
California (State of) Health Facilities Financing Authority (Sutter Health); Series 2011 B, RB	5.50%	08/15/26	1,000	1,184,180
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2006 A, Education RB	5.25%	06/01/26	1,000	1,001,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.);
Series 2012 A, Mobile Home Park RB	5.50%	08/15/47	$1,500	$1,624,935
Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/39	1,200	1,307,292
California (State of) Municipal Finance Authority (Community Hospitals of Central California Obligated Group);
Series 2007, COP	5.00%	02/01/20	2,385	2,573,749
Series 2007, COP	5.25%	02/01/37	500	522,505
California (State of) Municipal Finance Authority (Eisenhower Medical Center);
Series 2010 A, RB	5.50%	07/01/30	1,000	1,070,910
Series 2010 A, RB	5.75%	07/01/40	1,500	1,610,760
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.75%	01/01/33	1,315	1,520,153
California (State of) Municipal Finance Authority (Touro College and University System); Series 2014 A, RB	5.25%	01/01/34	620	689,452
California (State of) Municipal Finance Authority (University of La Verne); Series 2010 A, RB	6.13%	06/01/30	1,000	1,139,340
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB(f)(g)	5.00%	07/01/37	3,000	3,154,620
California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2002 A, Ref. Solid Waste Disposal RB(f)	5.00%	01/01/22	2,000	2,136,480
California (State of) Public Works Board (Various Capital); Series 2011 A, Lease RB	5.13%	10/01/31	2,000	2,296,360
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, Lease RB	5.00%	09/01/39	1,000	1,131,570
California (State of) Public Works Board (Various State Universities); Series 2013 H, Lease RB	5.00%	09/01/38	1,000	1,111,340
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, School Facility RB	6.30%	07/01/43	840	949,595
California (State of) Statewide Communities Development Authority (Adventist Health System/West); Series 2005 A, Health Facility RB	5.00%	03/01/30	5,000	5,039,250
California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools); Series 2012, School Facility RB	6.10%	07/01/32	820	875,555
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/39	2,000	2,170,760
California (State of) Statewide Communities Development Authority (California Baptist University);
Series 2007 A, RB	5.40%	11/01/27	1,785	1,853,776
Series 2014 A, RB	5.13%	11/01/23	715	769,669
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.25%	11/01/30	1,675	1,844,175
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2014 A, RB (INS–AGM)(a)	5.25%	10/01/43	600	661,740
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (CEP–FHA)	6.75%	02/01/38	445	539,540
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB	6.25%	11/15/19	2,000	2,201,540
Series 2009, Senior Living RB	7.25%	11/15/41	500	579,790
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden); Series 2012, RB	5.63%	10/01/32	1,000	1,049,080
California (State of) Statewide Communities Development Authority (University of California–Irvine East Campus Apartments); Series 2012, Ref. Student Housing RB	5.38%	05/15/38	2,000	2,167,060
California (State of);
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/31	5,000	5,947,400
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	11/01/35	1,750	2,129,260
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	04/01/38	1,250	1,489,038
Series 2010, Unlimited Tax GO Bonds	5.25%	11/01/40	3,000	3,453,300
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/32	2,450	2,784,866
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/41	2,500	2,787,525
Series 2012, Ref. Unlimited Tax GO Bonds	5.25%	02/01/30	1,000	1,170,810
California Infrastructure & Economic Development Bank (Broad Museum); Series 2011 A, RB	5.00%	06/01/21	2,000	2,455,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California State University;
Series 2009 A, Systemwide RB (INS–AGC)(a)	5.25%	11/01/38	$1,000	$1,147,400
Series 2012 A, Systemwide RB(e)	5.00%	11/01/37	6,750	7,661,520
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency); Series 2008 A, RB (INS–AMBAC)(a)	5.00%	11/01/33	725	798,798
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(b)	0.00%	08/01/29	735	408,814
Desert Community College District (Election of 2004); Series 2007 C, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/37	2,500	2,735,125
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB	5.00%	06/01/36	2,000	2,296,840
Eden (Township of) Healthcare District; Series 2010, COP	6.13%	06/01/34	1,000	1,080,460
El Monte Union High School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(a)	5.50%	06/01/34	1,000	1,133,450
El Segundo Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(b)	0.00%	08/01/33	4,430	1,933,429
Emeryville (City of) Public Financing Authority (Alameda County);
Series 2014 A, Ref. Tax Allocation RB (INS–AGM)(a)	5.00%	09/01/27	855	1,006,036
Series 2014 A, Ref. Tax Allocation RB (INS–AGM)(a)	5.00%	09/01/32	445	512,911
Series 2014 A, Ref. Tax Allocation RB (INS–AGM)(a)	5.00%	09/01/33	385	441,272
Series 2014 A, Ref. Tax Allocation RB (INS–AGM)(a)	5.00%	09/01/34	500	570,330
Fairfield (City of) Community Facilities District No. 3 (North Cordelia General Improvements); Series 2008, Special Tax RB	6.00%	09/01/32	1,800	1,964,358
Fontana (City of) Public Financing Authority (North Fontana Redevelopment); Series 2003 A, Tax Allocation RB (INS–AMBAC)(a)	5.38%	09/01/25	1,500	1,503,135
Fontana (City of) Redevelopment Agency (Downtown Redevelopment); Series 2000, Ref. Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/21	1,480	1,482,220
Fullerton (City of) Community Facilities District No. 1 (Amerige Heights);
Series 2012, Ref. Special Tax RB	5.00%	09/01/26	1,960	2,201,276
Series 2012, Ref. Special Tax RB	5.00%	09/01/32	1,090	1,187,010
Gilroy Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds(b)(d)	0.00%	08/01/29	615	402,573
Series 2009 A, Unlimited Tax CAB GO Bonds(b)(d)	0.00%	08/01/31	2,235	1,336,888
Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/29	4,735	2,633,654
Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/31	1,415	706,127
Glendora (City of) Public Finance Authority; Series 2003 A, Project No. One Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/24	2,425	2,434,748
Golden State Tobacco Securitization Corp.;
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/27	2,050	1,876,898
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/33	2,500	2,065,500
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/30	2,000	2,247,720
Inglewood (City of) Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. Tax Allocation RB (INS–AMBAC)(a)	5.25%	05/01/23	1,000	1,115,140
Irvine (City of) (Reassessment District No. 12-1); Series 2012, Limited Obligation Improvement Bonds	4.00%	09/02/22	1,500	1,657,560
Irvine (City of) Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1);
Series 2014, Special Tax RB	5.00%	09/01/44	445	482,162
Series 2014, Special Tax RB	5.00%	09/01/49	445	479,875
Irvine Unified School District (Community Facilities District No. 06-1- Portola Springs); Series 2010, Special Tax RB	6.70%	09/01/35	515	590,061
Kern (County of) (Capital Improvments); Series 2009 A, COP (INS–AGC)(a)	5.75%	08/01/35	1,000	1,154,030
Kern (County of) Water Agency Improvement District No. 4; Series 2008 A, COP (INS–AGC)(a)	5.00%	05/01/28	1,700	1,912,993
Lodi (City of); Series 2007 A, Wastewater System Revenue COP (INS–AGM)(a)	5.00%	10/01/37	1,000	1,094,690
Long Beach (City of) Bond Finance Authority (Aquarium of the Pacific); Series 2012, Ref. RB	5.00%	11/01/29	2,000	2,231,040
Long Beach (City of) Financing Authority; Series 1992, RB (INS–AMBAC)(a)	6.00%	11/01/17	12,415	13,014,272
Long Beach (City of); Series 2010 A, Sr. Airport RB	5.00%	06/01/40	2,500	2,708,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Los Angeles (City of) (FHA Insured Mortgage Loans–Section 8 Assisted); Series 1997 A, Ref. Mortgage RB (INS–NATL)(a)	6.10%	07/01/25	$420	$420,920
Los Angeles (City of) Community Facilities District No. 4 (Playa Vista–Phase 1); Series 2014, Special Tax Ref. RB	5.00%	09/01/31	600	686,046
Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2010 A, Sr. RB	5.00%	05/15/35	2,500	2,834,175
Series 2010 B, Sub. RB	5.00%	05/15/40	1,000	1,128,100
Series 2013, RB(f)	5.00%	05/15/43	3,000	3,315,060
Los Angeles (City of) Department of Water & Power;
Series 2011 A, Power System RB(e)	5.00%	07/01/22	1,800	2,178,756
Series 2011 A, Water System RB	5.25%	07/01/39	1,500	1,690,215
Subseries 2006 A-1, Water System RB (INS–AMBAC)(a)	5.00%	07/01/36	1,485	1,591,534
Subseries 2007 A-1, Power System RB (INS–AMBAC)(a)	5.00%	07/01/37	1,000	1,094,570
Subseries 2008 A-1, Power System RB	5.25%	07/01/38	2,000	2,256,400
Los Angeles (County of) Metropolitan Transportation Authority; Series 2005 A, Proposition A First Tier Sr. Sales Tax RB (INS–AMBAC)(a)	5.00%	07/01/35	1,000	1,032,600
Los Angeles Community College District (Election of 2003); Series 2008 F-1, Unlimited Tax GO Bonds(e)	5.00%	08/01/33	2,000	2,253,380
Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, CAB COP (INS–AMBAC)(a)(b)	0.00%	08/01/24	1,265	864,109
Los Angeles Unified School District (Election of 2004);
Series 2007 H, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	07/01/32	1,000	1,096,320
Series 2009 I, Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	01/01/34	3,000	3,412,350
M-S-R Energy Authority;
Series 2009 B, Gas RB	6.13%	11/01/29	1,500	1,909,260
Series 2009 B, Gas RB	7.00%	11/01/34	465	651,209
Madera (County of) (Valley Children’s Hospital); Series 1995, COP (INS–NATL)(a)	6.50%	03/15/15	1,695	1,735,985
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/35	940	357,463
Montclair (City of) Redevelopment Agency (Montclair Redevelopment Project No. V); Series 2001, Ref. Tax Allocation RB (INS–NATL)(a)	5.00%	10/01/20	1,310	1,312,869
Montebello Unified School District (Election of 2004); Series 2009 A-1, Unlimited Tax GO Bonds (INS–AGC)(a)	5.25%	08/01/34	1,000	1,087,190
Moorpark Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/31	840	413,322
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(g)	6.50%	03/01/28	1,000	1,089,030
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB	7.00%	08/01/32	1,500	1,892,280
Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS–AGM)(a)	5.63%	10/01/34	1,000	1,148,690
Palomar Pomerado Health; Series 2009, COP	6.75%	11/01/39	2,000	2,161,000
Panama-Buena Vista Union School District (School Construction); Series 2006, COP (INS–NATL)(a)	5.00%	09/01/30	1,045	1,080,331
Paramount Unified School District (Election of 2006); Series 2007, Unlimited Tax GO Bonds (INS–AGM)(a)	5.25%	08/01/30	1,600	1,710,384
Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds (INS–AGM)(a)	5.50%	08/01/31	1,000	1,139,880
Pomona (City of) Public Financing Authority (Merged Redevelopment);
Series 2001 AD, Tax Allocation RB (INS–NATL)(a)	5.00%	02/01/15	2,020	2,027,292
Series 2001 AD, Tax Allocation RB (INS–NATL)(a)	5.00%	02/01/16	1,110	1,113,852
Series 2007 AW, Sub. RB	5.13%	02/01/33	1,075	1,077,322
Port Hueneme (City of) (Capital Improvement Program); Series 1992, Ref. COP (INS–NATL)(a)	6.00%	04/01/19	1,025	1,141,686
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia); Series 2012, Ref. Special Tax RB	5.00%	09/01/27	1,000	1,078,100
Rancho Cucamonga (City of) Redevelopment Agency (Rancho Redevelopment Housing Set Aside) Series 2007 A, Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/34	1,000	1,040,850
Redding (City of) Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/23	1,400	1,405,138

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Regents of the University of California;
Series 2009 E, Medical Center Pooled RB	5.50%	05/15/27	$2,500	$2,822,350
Series 2009 O, General RB(e)	5.75%	05/15/23	705	858,598
Series 2009 O, General RB(e)	5.75%	05/15/25	1,050	1,272,086
Series 2009 Q, General RB(e)(h)	5.00%	05/15/34	920	1,012,285
Riverside (City of);
Series 2008 B, Water RB (INS–AGM)(a)	5.00%	10/01/33	1,000	1,092,870
Series 2008 D, Electric RB (INS–AGM)(a)	5.00%	10/01/38	1,800	1,972,512
Riverside (County of) Transportation Commission; Series 2010 A, Limited Sales Tax RB	5.00%	06/01/32	1,500	1,702,680
Sacramento (County of) Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District);
Series 2006, RB(c)(d)	5.00%	06/01/16	2,000	2,164,940
Series 2014 A, Ref. RB	5.00%	12/01/35	595	693,056
Sacramento (County of);
Series 2008 A, Sr. Airport System RB (INS–AGM)(a)	5.00%	07/01/32	1,000	1,108,360
Series 2008 A, Sr. Airport System RB (INS–AGM)(a)	5.00%	07/01/41	1,015	1,116,368
Series 2010, Sr. Airport System RB	5.00%	07/01/40	2,200	2,445,564
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	7.50%	12/01/41	2,000	2,342,600
San Diego (City of) Public Facilities Financing Authority (Southcrest & Central Imperial Redevelopment); Series 2007 B, Pooled Financing Tax Allocation RB (INS–Radian)(a)	5.25%	10/01/27	2,535	2,614,599
San Diego (City of) Public Facilities Financing Authority; Subseries 2012 A, Ref. Water RB	5.00%	08/01/32	2,215	2,559,875
San Diego (County of) Regional Transportation Commission; Series 2014 A, Sales & Use Tax RB	5.00%	04/01/48	2,980	3,429,146
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds(e)	5.25%	08/01/33	1,500	1,739,250
San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds	5.00%	08/01/31	2,500	2,876,100
San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2009 E, Second Series RB	6.00%	05/01/39	1,000	1,193,090
Series 2011 C, Ref. Second Series RB(f)	5.00%	05/01/23	5,000	5,813,250
Series 2011 G, Second Series RB	5.25%	05/01/28	2,000	2,294,280
San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, Water RB	5.00%	11/01/36	4,000	4,591,320
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay North Redevelopment); Series 2011 C, Tax Allocation RB	6.75%	08/01/41	1,000	1,207,480
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2011 D, Tax Allocation RB	7.00%	08/01/33	500	583,270
San Francisco (City & County of) Successor Agency to the Redevelopment Agency (Mission Bay South Redevelopment); Series 2014 A, Tax Allocation RB	5.00%	08/01/43	1,060	1,164,760
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 A, Ref. Special Tax RB	5.00%	08/01/33	500	545,285
San Francisco (City of) Bay Area Rapid Transit District; Series 2012 A, RB	5.00%	07/01/36	1,000	1,136,870
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	09/01/31	3,110	1,580,564
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS–AGM)(a)	5.00%	08/01/30	1,500	1,657,110
Santa Clara (County of) Financing Authority (Multiple Facilities); Series 2008 L, Ref. Lease RB	5.25%	05/15/36	3,000	3,340,950
Santa Margarita Water District (Community Facilities District No. 2013-1);
Series 2013, Special Tax RB	5.63%	09/01/36	1,000	1,099,900
Series 2013, Special Tax RB	5.63%	09/01/43	1,000	1,089,500
Santaluz Community Facilities District No. 2 (Improvement Area No. 1);
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/28	825	908,564
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/29	715	783,683
Series 2011 A, Ref. Special Tax RB	5.10%	09/01/30	465	509,812
Sierra View Local Health Care District; Series 2007, RB	5.25%	07/01/32	1,500	1,555,470

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Simi Valley Unified School District (Election of 2004);
Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/28	$3,480	$2,040,881
Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/30	2,765	1,426,519
South Orange (County of) Public Financing Authority (Ladera Ranch); Series 2014 A, Ref. Sr. Lien Special Tax RB	5.00%	08/15/34	895	978,817
Southern California Metropolitan Water District;
Series 2005 A, RB (INS–AGM)(a)	5.00%	07/01/35	1,520	1,569,552
Series 2009 B, Ref. RB(e)	5.00%	07/01/27	8,585	9,977,144
Southern California Public Power Authority (Mead-Adelanto); Series 1994 A, RB (INS–AMBAC)(a)(i)	9.62%	07/01/15	1,300	1,386,866
Southern California Public Power Authority (Mead-Phoenix); Series 1994 A, RB (INS–AMBAC)(a)(i)	9.62%	07/01/15	200	213,364
Southern California Public Power Authority (Milford Wind Corridor Phase II);
Series 2011 1, RB(e)	5.25%	07/01/31	2,100	2,446,437
Series 2011–1, RB(e)	5.25%	07/01/29	2,100	2,477,958
Temecula (City of) Redevelopment Agency (Temecula Redevelopment Project No. 1); Series 2002, Tax Allocation RB (INS–NATL)(a)	5.13%	08/01/27	2,150	2,169,092
Tustin (City of) Public Financing Authority; Series 2011 A, Water RB	5.00%	04/01/41	1,000	1,100,840
Val Verde Unified School District; Series 2009 A, Ref. COP (INS–AGC)(a)	5.13%	03/01/36	1,475	1,560,550
Walnut (City of) Energy Center Authority; Series 2010 A, Ref. RB	5.00%	01/01/35	3,000	3,279,120
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS-NATL)(a)(b)	0.00%	08/01/25	2,500	1,713,100
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS–AGC)(a)	5.63%	09/01/39	1,000	1,101,860
Whittier (City of) (Presbyterian Intercommunity Hospital, Inc.); Series 2014, Health Facility RB	5.00%	06/01/44	1,500	1,658,385
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/24	4,685	3,476,879
				364,924,844

Guam–1.52%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.38%	12/01/24	1,000	1,089,030
Series 2009 A, Limited Obligation RB	5.63%	12/01/29	660	729,927
Guam (Territory of) International Airport Authority; Series 2013 C, General RB(f)	6.25%	10/01/34	1,000	1,132,510
Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/35	765	829,597
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/42	1,500	1,608,795
				5,389,859

Puerto Rico–1.49%
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2002 D, RB(c)(d)	5.45%	07/01/17	3,680	4,163,221
Puerto Rico Sales Tax Financing Corp.; Series 2011 C, RB	5.25%	08/01/40	1,310	1,119,486
				5,282,707

Virgin Islands–1.04%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note–Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	1,675	1,919,516
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/25	1,600	1,767,184
				3,686,700
TOTAL INVESTMENTS(j)–106.70% (Cost $341,360,475)				379,284,110
FLOATING RATE NOTE OBLIGATIONS–(8.19)%
Notes with interest and fee rates ranging from 0.57% to 0.61% at 08/31/14 and contractual maturities of collateral ranging from 07/01/22 to 10/01/39 (See Note 1J)(k)				(29,120,000)
OTHER ASSETS LESS LIABILITIES–1.49%				5,319,239
NET ASSETS–100.00%				$355,483,349

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco California Tax-Free Income Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
FHA	– Federal Housing Administration
GO	– General Obligation
INS	– Insurer
NATL	– National Public Finance Guarantee Corp.
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
Sub.	– Subordinated

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Zero coupon bond issued at a discount.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Underlying security related to Dealer Trusts entered into by the Fund. See Note 1J.
(f)	Security subject to the alternative minimum tax.
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2014 was $4,243,650, which represented 1.19% of the Fund’s Net Assets.
(h)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the Dealer Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $615,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the Dealer Trusts.
(i)	Current coupon rate for inverse floating rate municipal obligations. This rate resets periodically as the rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $1,600,230, which represented less than 1% of the Fund’s Net Assets.
(j)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp.	11.7%
American Municipal Bond Assurance Corp.	6.4
National Public Finance Guarantee Corp.	5.1

(k)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2014. At August 31, 2014, the Fund’s investments with a value of $51,045,306 are held by Dealer Trusts and serve as collateral for the $29,120,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco California Tax-Free Income Fund

Statement of Assets and Liabilities

August 31, 2014

Assets:
Investments, at value (Cost $341,360,475)	$379,284,110
Cash	418,497
Receivable for:
Investments sold	3,920,018
Fund shares sold	549,628
Interest	4,943,930
Investment for trustee deferred compensation and retirement plans	56,911
Other assets	4,278
Total assets	389,177,372

Liabilities:
Floating rate note obligations	29,120,000
Payable for:
Investments purchased	3,384,475
Fund shares reacquired	318,150
Dividends	517,342
Accrued fees to affiliates	159,419
Accrued trustees’ and officers’ fees and benefits	4,077
Accrued other operating expenses	66,943
Trustee deferred compensation and retirement plans	123,617
Total liabilities	33,694,023
Net assets applicable to shares outstanding	$355,483,349

Net assets consist of:
Shares of beneficial interest	$349,960,393
Undistributed net investment income	1,175,971
Undistributed net realized gain (loss)	(33,576,650)
Net unrealized appreciation	37,923,635
$355,483,349

Net Assets:
Class A	$296,199,559
Class B	$16,418,858
Class C	$20,484,812
Class Y	$22,380,120

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	24,383,699
Class B	1,338,920
Class C	1,675,429
Class Y	1,835,140
Class A:
Net asset value per share	$12.15
Maximum offering price per share
(Net asset value of $12.15 ÷ 95.75%)	$12.69
Class B:
Net asset value and offering price per share	$12.26
Class C:
Net asset value and offering price per share	$12.23
Class Y:
Net asset value and offering price per share	$12.20

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco California Tax-Free Income Fund

Statement of Operations

For the year ended August 31, 2014

Investment income:
Interest	$18,176,086

Expenses:
Advisory fees	1,649,383
Administrative services fees	95,715
Custodian fees	10,259
Distribution fees:
Class A	631,854
Class B	119,476
Class C	148,819
Interest, facilities and maintenance fees	202,040
Transfer agent fees	250,497
Trustees’ and officers’ fees and benefits	39,842
Other	173,357
Total expenses	3,321,242
Less: Expense offset arrangement(s)	(111)
Net expenses	3,321,131
Net investment income	14,854,955

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities (includes net gains (losses) from securities sold to affiliates of $(98,050))	(3,637,228)
Change in net unrealized appreciation of investment securities	32,124,016
Net realized and unrealized gain	28,486,788
Net increase in net assets resulting from operations	$43,341,743

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco California Tax-Free Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$14,854,955	$16,549,433
Net realized gain (loss)	(3,637,228)	763,454
Change in net unrealized appreciation (depreciation)	32,124,016	(37,091,954)
Net increase (decrease) in net assets resulting from operations	43,341,743	(19,779,067)

Distributions to shareholders from net investment income:
Class A	(11,020,336)	(7,115,529)
Class B	(2,113,675)	(7,488,596)
Class C	(751,172)	(843,990)
Class Y	(926,911)	(1,028,342)
Total distributions from net investment income	(14,812,094)	(16,476,457)

Share transactions–net:
Class A	110,057,457	18,657,510
Class B	(143,702,426)	(46,199,280)
Class C	(2,708,476)	(3,584,104)
Class Y	137,694	(2,122,326)
Net increase (decrease) in net assets resulting from share transactions	(36,215,751)	(33,248,200)
Net increase (decrease) in net assets	(7,686,102)	(69,503,724)

Net assets:
Beginning of year	363,169,451	432,673,175
End of year (includes undistributed net investment income of $1,175,971 and $1,194,328, respectively)	$355,483,349	$363,169,451

Notes to Financial Statements

August 31, 2014

NOTE 1—Significant Accounting Policies

Invesco California Tax-Free Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on

19                         Invesco California Tax-Free Income Fund

transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any), adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

20                         Invesco California Tax-Free Income Fund

J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.

Recently published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds.” These rules may preclude banking entities from sponsoring and/or providing services for existing TOB trust programs. There can be no assurances that TOB trusts can be restructured substantially similar to their present form, that new sponsors of TOB trusts would begin providing these services, or that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective. The ultimate impact of these rules on the TOBs market and the municipal market generally is not yet certain.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.47%
Next $250 million	0.445%
Next $250 million	0.42%
Next $250 million	0.395%
Over $1.25 billion	0.37%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

21                         Invesco California Tax-Free Income Fund

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.50%, 2.00%, 2.00% and 1.25% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 0.75% of the average daily net assets of Class B shares; and (3) Class C — up to 0.75% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended August 31, 2014, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2014, IDI advised the Fund that IDI retained $11,037 in front-end sales commissions from the sale of Class A shares and $497, $7,753 and $2,692 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2014, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2014, the Fund engaged in securities sales of $969,409, which resulted in net realized gains (losses) of $(98,050).

22                         Invesco California Tax-Free Income Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $111.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2014 were $25,673,462 and 0.79%, respectively.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2014 and 2013:

	2014	2013
Ordinary income	$14,812,094	$16,476,457

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$817,436
Net unrealized appreciation — investments	38,208,454
Temporary book/tax differences	(116,366)
Post-October deferrals	(1,611,584)
Capital loss carryforward	(31,774,984)
Shares of beneficial interest	349,960,393
Total net assets	$355,483,349

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TOBs, book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

23                         Invesco California Tax-Free Income Fund

The Fund has a capital loss carryforward as of August 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2015	$803,875	$—	$803,875
August 31, 2016	4,399,730	—	4,399,730
August 31, 2017	9,460,903	—	9,460,903
August 31, 2018	6,678,872	—	6,678,872
August 31, 2019	1,906,728	—	1,906,728
Not subject to expiration	2,006,819	6,518,057	8,524,876
	$25,256,927	$6,518,057	$31,774,984

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2014 was $46,579,677 and $74,354,212, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$38,223,651
Aggregate unrealized (depreciation) of investment securities	(15,197)
Net unrealized appreciation of investment securities	$38,208,454

Cost of investments for tax purposes is $341,075,656.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on August 31, 2014, undistributed net investment income was decreased by $61,218, undistributed net realized gain (loss) was increased by $22,888 and shares of beneficial interest was increased by $38,330. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	12,738,568	$145,897,191	2,224,815	$27,215,833
Class B	11,680	138,829	6,140	76,451
Class C	293,547	3,474,609	501,900	6,196,506
Class Y	371,700	4,380,591	333,425	4,091,272

Issued as reinvestment of dividends:
Class A	531,097	6,254,004	359,160	4,327,235
Class B	54,886	649,950	299,001	3,622,292
Class C	29,514	350,041	32,695	394,972
Class Y	29,763	352,317	36,081	434,393

Automatic conversion of Class B shares to Class A shares:
Class A	390,948	4,608,714	2,053,203	25,178,400
Class B	(387,175)	(4,608,714)	(2,038,370)	(25,178,400)

Reacquired:
Class A	(4,023,477)	(46,702,452)	(3,169,198)	(38,063,958)
Class B	(12,162,839)	(139,882,491)	(2,031,233)	(24,719,623)
Class C	(560,471)	(6,533,126)	(838,544)	(10,175,582)
Class Y	(396,116)	(4,595,214)	(547,077)	(6,647,991)
Net increase in share activity	(3,078,375)	$(36,215,751)	(2,778,002)	$(33,248,200)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 69% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

24                         Invesco California Tax-Free Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(a)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets (excluding interest, facilities and maintenance fees)(b)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/14	$11.20	$0.49	(d)	$0.95	$1.44	$(0.49)	$12.15	13.14%		$296,200	0.93	%(e)	0.93	%(e)	0.87	%(e)	4.25	%(e)	12%
Year ended 08/31/13	12.28	0.49	(d)	(1.08)	(0.59)	(0.49)	11.20	(5.06)		165,142	0.89		0.89		0.84		4.02		12
Year ended 08/31/12	11.34	0.50	(d)	0.94	1.44	(0.50)	12.28	12.91		163,047	0.87		0.87		0.82		4.21		18
Year ended 08/31/11	11.75	0.52	(d)	(0.41)	0.11	(0.52)	11.34	1.13		148,884	0.90		0.90		0.85		4.66		25
Eight months ended 08/31/10	11.21	0.37		0.52	0.89	(0.35)	11.75	8.05		26,015	0.88	(f)	0.91	(f)	0.84	(f)	4.88	(f)	15
Year ended 12/31/09	10.23	0.51		0.97	1.48	(0.50)	11.21	14.74		24,377	0.86		0.92		0.85		4.65		19
Class B
Year ended 08/31/14	11.28	0.50	(d)	0.98	1.48	(0.50)	12.26	13.35	(g)	16,419	0.93	(e)(g)	0.93	(e)(g)	0.87	(e)(g)	4.25	(e)(g)	12
Year ended 08/31/13	12.37	0.49	(d)	(1.09)	(0.60)	(0.49)	11.28	(5.11	)(g)	155,900	0.93	(g)	0.93	(g)	0.88	(g)	3.98	(g)	12
Year ended 08/31/12	11.42	0.50	(d)	0.95	1.45	(0.50)	12.37	12.93	(g)	217,489	0.88	(g)	0.88	(g)	0.83	(g)	4.20	(g)	18
Year ended 08/31/11	11.83	0.52	(d)	(0.41)	0.11	(0.52)	11.42	1.16	(g)	220,478	0.89	(g)	0.89	(g)	0.84	(g)	4.67	(g)	25
Eight months ended 08/31/10	11.28	0.37		0.53	0.90	(0.35)	11.83	8.10		254,907	0.88	(f)	0.91	(f)	0.84	(f)	4.88	(f)	15
Year ended 12/31/09	10.30	0.51		0.98	1.49	(0.51)	11.28	14.68		266,270	0.85		0.94		0.84		4.66		19
Class C
Year ended 08/31/14	11.27	0.44	(d)	0.96	1.40	(0.44)	12.23	12.62	(h)	20,485	1.43	(e)(h)	1.43	(e)(h)	1.37	(e)(h)	3.75	(e)(h)	12
Year ended 08/31/13	12.36	0.43	(d)	(1.09)	(0.66)	(0.43)	11.27	(5.57)		21,558	1.40		1.40		1.35		3.51		12
Year ended 08/31/12	11.41	0.44	(d)	0.95	1.39	(0.44)	12.36	12.37		27,394	1.38		1.38		1.33		3.70		18
Year ended 08/31/11	11.82	0.46	(d)	(0.40)	0.06	(0.47)	11.41	0.65		21,800	1.40		1.40		1.35		4.16		25
Eight months ended 08/31/10	11.27	0.34		0.52	0.86	(0.31)	11.82	7.76		17,528	1.38	(f)	1.41	(f)	1.34	(f)	4.38	(f)	15
Year ended 12/31/09	10.29	0.46		0.97	1.43	(0.45)	11.27	14.11		17,245	1.36		1.42		1.35		4.15		19
Class Y
Year ended 08/31/14	11.24	0.52	(d)	0.96	1.48	(0.52)	12.20	13.48		22,380	0.69	(e)	0.69	(e)	0.63	(e)	4.49	(e)	12
Year ended 08/31/13	12.33	0.52	(d)	(1.09)	(0.57)	(0.52)	11.24	(4.88)		20,569	0.65		0.65		0.60		4.26		12
Year ended 08/31/12	11.38	0.53	(d)	0.95	1.48	(0.53)	12.33	13.24		24,742	0.63		0.63		0.58		4.45		18
Year ended 08/31/11	11.79	0.55	(d)	(0.41)	0.14	(0.55)	11.38	1.40		24,195	0.65		0.65		0.60		4.91		25
Eight months ended 08/31/10	11.25	0.39		0.52	0.91	(0.37)	11.79	8.21		26,837	0.63	(f)	0.66	(f)	0.59	(f)	5.13	(f)	15
Year ended 12/31/09	10.26	0.54		0.98	1.52	(0.53)	11.25	15.10		27,388	0.61		0.67		0.60		4.90		19

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	For the years ended August 31, 2011 and prior, ratio does not exclude facilities and maintenance fees.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $139,542,348 and sold of $13,399,363 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen California Insured Tax Free Income Fund into the Fund.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s omitted) of $261,018, $49,103, $20,101 and $20,711 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Annualized.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24%, 0.27%, 0.25% and 0.25% for the years ended August 31, 2014, 2013, 2012 and 2011, respectively.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.74%.

25                         Invesco California Tax-Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco California Tax-Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco California Tax-Free Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the eight month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended December 31, 2009 were audited by another independent registered public accounting firm whose report dated February 25, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

October 27, 2014

Houston, Texas

26                         Invesco California Tax-Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,057.50	$4.82	$1,020.52	$4.74	0.93%
B	1,000.00	1,057.10	4.82	1,020.52	4.74	0.93
C	1,000.00	1,054.70	7.35	1,018.05	7.22	1.42
Y	1,000.00	1,058.60	3.58	1,021.73	3.52	0.69

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2014 through August 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                         Invesco California Tax-Free Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco California Tax-Free Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper California Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

28                         Invesco California Tax-Free Income Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to

100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

29                         Invesco California Tax-Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Tax-Exempt Interest Dividends*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30                         Invesco California Tax-Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			141	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			141	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	141	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	141	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	141	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	141	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			141	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			141	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	141	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	141	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	141	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco California Tax-Free Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	MS-CTFI-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders August 31, 2014

Invesco Core Plus Bond Fund

Nasdaq:
A: ACPSX ■ B: CPBBX ■ C: CPCFX ■ R: CPBRX ■ Y: CPBYX ■ R5: CPIIX ■ R6: CPBFX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
28	Financial Statements
30	Notes to Financial Statements
42	Financial Highlights
43	Auditor's Report
44	Fund Expenses
45	Approval of Investment Advisory and Sub-Advisory Contracts
47	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies remained relatively stagnant. During the reporting period, high unemployment persisted, worries about potential deflation grew, and uncertainty about Russian-Ukrainian tensions weighed on European markets.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by clicking the “Intentional Investing Forum” link on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Core Plus Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Core Plus Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the reporting period ended August 31, 2014, Invesco Core Plus Bond Fund, at net asset value (NAV), outperformed its broad market/style-specific index. Sector and security selection were the major contributors to performance for the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/13 to 8/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.44%
Class B Shares	8.53
Class C Shares	8.53
Class R Shares	9.07
Class Y Shares	9.61
Class R5 Shares	9.61
Class R6 Shares	9.64
Barclays U.S. Aggregate Index▼ (Broad Market/Style-Specific Index)	5.66
Lipper Core Plus Bond Funds Index¢ (Peer Group Index)*	6.37

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

*	The Fund has elected to use the Lipper Core Plus Bond Funds Index to represent its peer group index rather than the Lipper Intermediate Investment Grade Debt Funds Index because the Lipper Core Plus Bond Funds Index more closely reflects the performance of the types of securities in which the Fund invests and because the Lipper Intermediate Investment Grade Debt Funds Index no longer exists.

How we invest

The Fund invests primarily in investment-grade fixed income securities generally represented by the Barclays U.S. Aggregate Index, the Fund’s broad market/ style-specific index. The Fund’s investments typically include corporate bonds, US Treasury and agency securities, including debt securities of issuers located in emerging markets, mortgage-backed securities (MBS) and asset-backed securities. We seek to maintain a dollar-weighted average portfolio maturity of between three and 10 years. The Fund may invest up to 30% of its net assets in foreign debt securities, up to 20% in high yield debt securities (“junk bonds”) and up to 20% in securities denominated in currencies other than the US dollar.

The Fund invests in derivative instruments such as futures contracts, options and swap agreements, including interest rate and credit derivatives, such as interest rate futures, currency options, swaptions and credit default swaps. It also can engage in to-be-announced (TBA) transactions where the Fund buys or sells mortgage-backed securities on a forward commitment basis. These strategies are implemented within the risk profile of the guidelines set forth in the Fund’s prospectus.

In managing the Fund, we seek to balance between bottom-up and top-down decision making to create informational

Portfolio Composition

By security type, based on total investments

U.S. Dollar Denominated Bonds and Notes	43.6%
Asset-Backed Securities	24.0
U.S. Government Sponsored Agency Mortgage-Backed Securities	21.5
U.S. Treasury Securities	5.8
Preferred Stocks	1.7
Municipal Obligations	1.4
Non-U.S. Dollar Denominated Bonds and Notes	1.0
Money Market Funds	0.9
Put Options Purchased	0.1
Common Stocks and Other Equity Interests	0.0

Top Five Fixed Income Issuers

1.	Federal National Mortgage Association	18.9%
2.	U.S. Treasury	6.8
3.	Federal Home Loan Mortgage Corp.	5.2
4.	Verizon Communications, Inc.	2.1
5.	WFRBS Commercial Mortgage Trust	2.0

Total Net Assets	$665.7 million
Total Number of Holdings*	787

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

advantages that exploit opportunities in different geographic regions or market environments. We employ a top-down approach with rigorous bottom-up country, currency and interest rate analysis. In general, the Fund will look for attractive risk-reward opportunities and securities that best enable the Fund to pursue those opportunities. We consider the recommendations of market-specific specialists in adjusting the Fund’s risk exposures and security selection.

    Decisions to purchase or sell securities are determined by relative value considerations, which factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality or general liquidity needs of the Fund.

Market conditions and your Fund

The fiscal year began on the heels of a tumultuous summer for the bond market, as signs of a strengthening economy and concerns over US monetary policy led investors to sell intermediate and longer term bonds, pushing yields higher and bond prices lower. Continued uncertainty over future policies of the US Federal Reserve (the Fed), especially its quantitative easing program, was the primary driver of bond market volatility that lasted through the fourth quarter of 2013. The yield of the benchmark 10-year Treasury note crossed the 3% threshold for the first time in more than two years by the end of December.1

    During the first half of 2014, bond market returns were generally positive, strengthened by a general decline in yields due to renewed concerns over US economic growth following unexpectedly disruptive winter weather in the first quarter of 2014. Yields also were pushed lower due to demand driven by rising tensions in Eastern Europe and the Middle East, which prompted investors to seek safety. The yield on the 10-year Treasury note fell to 2.5% by the end of June.2 This happened despite the Fed’s tapering of its quantitative easing via bond purchases from $85 billion per month in January to $35 billion a month by the end of June.2

4                         Invesco Core Plus Bond Fund

Meanwhile, investors’ demand for yield during the reporting period drove rallies in credit-related markets, such as emerging market debt and high yield corporate bonds. The returns for these two market sectors provided nearly double the return of the core US investment-grade market for the same period, as measured by their respective Barclays indexes. A favorable supply/demand dynamic and solid credit fundamentals supported the “risk-on” environment throughout the reporting period. Despite slower economic activity and escalating geopolitical concerns, investors favored credit risk assets.

The Fund generated positive returns for the reporting period in absolute terms and, at NAV, outperformed its broad market/style-specific benchmark. Sustained overweight risk weightings across various non-government bond sectors and security selection across the portfolio contributed to the Fund’s outperformance.

Sector allocation decisions emphasized non-government market exposure throughout the fiscal year. The Fund’s sustained overweight position in corporate bonds was a principal driver of outperformance, along with our strategic out-of-index “plus” sector allocations to high yield corporate bonds and US dollar-denominated emerging market debt securities. Conversely, the Fund’s underweight exposure to the government-related and agency MBS sectors, as well as marginal overweight exposure to the energy and utility corporate sub-sectors, created a slight performance drag versus our broad market/style-specific benchmark.

Selectivity across the various strata of the non-government bond sectors, such as credit quality, coupon, maturity, structure, vintage and issuer were beneficial to the Fund’s relative return for the year. Security selection within securitized and corporate bonds was one of the most notable contributors to our outperformance for the year.

The Fund benefited from incremental income earned transactions in the highly liquid TBA market for agency MBS. Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.

The Fund also may use active duration and yield curve positioning for risk management and for generating alpha versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk/return expectations. Duration of the portfolio was maintained close to benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark during the reporting period provided a small boost to relative returns. Buying and selling US Treasury futures and interest rate swaptions were important tools we used for the management of interest rate risk and to maintain our targeted portfolio duration.

Part of our strategy to manage credit and currency risk in the portfolio during the reporting period entailed purchasing and selling credit and currency derivatives. We managed credit market risk by purchasing and selling protection through credit default swaps at various points throughout the year. The currency management was carried out via currency forwards and options on an as-needed basis and was effective in managing the currency positioning within the Fund.

Thank you for investing in Invesco Core Plus Bond Fund and for sharing our long-term investment horizon.

1	Marketwatch.com
2	US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Chuck Burge

Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Jack Deino

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2006. Mr. Deino earned a BA in Latin American studies from The University of Texas at Austin.

Darren Hughes

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Michael Hyman

Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He began managing the Fund in 2013. Mr. Hyman earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Joseph Portera

Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2012. Mr. Portera earned BA and MA degrees in Soviet studies and an MA in international political economy and development from Fordham University.

Scott Roberts

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Robert Waldner

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5                         Invesco Core Plus Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund data from 6/3/09; index data from 5/31/09

1 Source: Lipper Inc.

2 Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

During the reporting period covered by this report, the Fund changed its peer group index from the Lipper Intermediate Investment Grade Debt Funds Index to the Lipper Core Plus Bond Funds Index. Following index changes, SEC guidelines require that we compare a fund’s performance to both its old and new indexes. However, because the Lipper Intermediate Investment Grade Debt Funds Index no longer exists, its performance cannot be shown in the chart above.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Core Plus Bond Fund

Average Annual Total Returns

As of 8/31/14, including maximum applicable sales charges

Class A Shares
Inception (6/3/09)	5.22%
5 Years	4.73
1 Year	4.81

Class B Shares
Inception (6/3/09)	5.12%
5 Years	4.51
1 Year	3.53

Class C Shares
Inception (6/3/09)	5.28%
5 Years	4.84
1 Year	7.53

Class R Shares
Inception (6/3/09)	5.80%
5 Years	5.37
1 Year	9.07

Class Y Shares
Inception (6/3/09)	6.35%
5 Years	5.91
1 Year	9.61

Class R5 Shares
Inception (6/3/09)	6.33%
5 Years	5.89
1 Year	9.61

Class R6 Shares
Inception	6.19%
5 Years	5.75
1 Year	9.64

Average Annual Total Returns

As of 6/30/14, the most recent calendar quarter end,including maximum applicable sales charges

Class A Shares
Inception (6/3/09)	5.23%
5 Years	5.29
1 Year	3.17

Class B Shares
Inception (6/3/09)	5.15%
5 Years	5.06
1 Year	1.87

Class C Shares
Inception (6/3/09)	5.31%
5 Years	5.39
1 Year	5.97

Class R Shares
Inception (6/3/09)	5.84%
5 Years	5.92
1 Year	7.50

Class Y Shares
Inception (6/3/09)	6.41%
5 Years	6.48
1 Year	8.14

Class R5 Shares
Inception (6/3/09)	6.37%
5 Years	6.45
1 Year	8.04

Class R6 Shares
Inception	6.22%
5 Years	6.30
1 Year	8.06

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and

Class R6 shares was 0.84%, 1.59% 1.59%, 1.09%, 0.59%, 0.56% and 0.54%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.01%, 1.76%, 1.76%, 1.26%, 0.76%, 0.58% and 0.56%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class

Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2014. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

7                         Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

continued on page 9

8                         Invesco Core Plus Bond Fund

■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	TBA transactions risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	When-issued and delayed delivery risk. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Lipper Core Plus Bond Funds Index comprises funds that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                         Invesco Core Plus Bond Fund

Schedule of Investments(a)

August 31, 2014

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–50.56%
Aerospace & Defense–0.44%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.00%, 10/15/22(b)	$13,000	$13,260
7.75%, 03/15/20(b)	108,000	120,690
DigitalGlobe Inc., Sr. Unsec. Gtd. Bonds, 5.25%, 02/01/21(b)	61,000	60,695
GenCorp Inc., Sec. Gtd. Global Notes, 7.13%, 03/15/21	204,000	221,085
L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 05/28/24	1,540,000	1,543,876
Sr. Unsec. Gtd. Notes, 4.95%, 02/15/21	679,000	742,417
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/20	115,000	115,719
7.50%, 07/15/21	50,000	55,063
Sr. Unsec. Gtd. Sub. Notes, 6.00%, 07/15/22(b)	24,000	24,510
6.50%, 07/15/24(b)	33,000	33,949
		2,931,264

Agricultural & Farm Machinery–0.01%
Titan International Inc., Sr. Sec. Gtd. Global Notes, 6.88%, 10/01/20	74,000	75,018

Airlines–0.54%
American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	70,548	76,809
Continental Airlines Pass Through Trust, Series 2009-1, Sr. Sec. Pass Through Ctfs., 9.00%, 07/08/16	1,052,368	1,186,545
Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	2,755	3,063
Series 2012-1, Class A, Sr. Sec. Pass Through Ctfs., 4.15%, 04/11/24	475,391	495,298
United Airlines Pass Through Trust, Series 2014-2, Class B, Sec. Pass Through Ctfs., 4.63%, 09/03/22	1,750,000	1,760,937
US Airways Pass Through Trust, Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/15	10,447	10,551
Series 2012-1, Class B, Sec. Pass Through Ctfs., 8.00%, 10/01/19	9,267	10,518
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class B, Sec. Gtd. Pass Through Ctfs., 6.00%, 10/23/20(b)	61,189	64,172
		3,607,893

Alternative Carriers–0.04%
Level 3 Escrow II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/22(b)	105,000	106,575

	Principal Amount	Value
Alternative Carriers–(continued)
Level 3 Financing Inc., Sr. Unsec. Gtd. Notes, 6.13%, 01/15/21(b)	$164,000	$173,840
		280,415

Apparel Retail–0.09%
Hot Topic, Inc., Sr. Sec. Gtd. Notes, 9.25%, 06/15/21(b)	141,000	154,571
L Brands, Inc., Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	170,000	192,737
Men’s Wearhouse Inc. (The), Sr. Unsec. Gtd. Notes, 7.00%, 07/01/22(b)	165,000	174,075
Neiman Marcus Group Ltd. LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/15/21(b)	43,000	46,494
		567,877

Apparel, Accessories & Luxury Goods–0.03%
Levi Strauss & Co., Sr. Unsec. Global Notes, 6.88%, 05/01/22	151,000	165,345
William Carter Co. (The), Sr. Unsec. Gtd. Global Notes, 5.25%, 08/15/21	16,000	16,800
		182,145

Application Software–0.02%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	113,000	113,848

Asset Management & Custody Banks–1.39%
Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/24	2,865,000	2,998,241
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/24(b)	965,000	981,484
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/44(b)	2,645,000	2,852,651
Carlyle Holdings II Finance LLC, Sr. Sec. Gtd. Notes, 5.63%, 03/30/43(b)	1,545,000	1,808,595
KKR Group Finance Co III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/44(b)	505,000	539,429
Signode Industrial Group Lux S.A./ Signode Industrial Group U.S. Inc., Sr. Unsec. Notes, 6.38%, 05/01/22(b)	86,000	86,107
		9,266,507

Auto Parts & Equipment–1.12%
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/19(b)	65,000	70,363
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/21	128,000	133,440
Johnson Controls, Inc., Sr. Unsec. Global Notes, 4.95%, 07/02/64	615,000	637,519
Magna International Inc. (Canada), Sr. Unsec. Global Notes, 3.63%, 06/15/24	3,295,000	3,373,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Auto Parts & Equipment–(continued)
Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. Notes, 7.75%, 10/15/21(b)	$148,000	$152,440
TRW Automotive Inc., Sr. Unsec. Gtd. Notes, 4.50%, 03/01/21(b)	3,000,000	3,089,062
		7,455,974

Automobile Manufacturers–0.50%
General Motors Co., Sr. Unsec. Global Notes, 3.50%, 10/02/18	2,355,000	2,407,987
General Motors Financial Co. Inc, Sr. Unsec. Gtd. Notes, 3.50%, 07/10/19	924,000	937,860
		3,345,847

Automotive Retail–0.01%
CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/23	73,000	73,730

Biotechnology–0.24%
Celgene Corp., Sr. Unsec. Global Notes, 3.63%, 05/15/24	1,560,000	1,592,871

Broadcasting–0.34%
Central European Media Enterprises Ltd. (Czech Republic), Sr. Sec. Gtd. PIK Global Notes, 15.00%, 12/01/17(c)	2,499	2,846
Clear Channel Communications, Inc., Sr. Unsec. Global Notes, 10.00%, 01/15/18	100,000	93,750
Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	74,000	79,735
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 6.35%, 06/01/40	1,275,000	1,576,791
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/24(b)	110,000	110,550
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	5,000	5,175
TV Azteca S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.63%, 09/18/20(b)	350,000	378,000
		2,246,847

Building Products–0.15%
Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(b)	215,000	225,481
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(b)	126,000	137,655
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	180,000	187,650
Norbord Inc. (Canada), Sr. Sec. Notes, 5.38%, 12/01/20(b)	54,000	53,211
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	211,000	229,990

	Principal Amount	Value
Building Products–(continued)
USG Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/21(b)	$24,000	$25,320
7.88%, 03/30/20(b)	60,000	65,850
Sr. Unsec. Notes, 9.75%, 01/15/18	80,000	94,600
		1,019,757

Cable & Satellite–0.67%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	147,000	151,042
COX Communications Inc., Sr. Unsec. Notes, 8.38%, 03/01/39(b)	1,220,000	1,778,171
9.38%, 01/15/19(b)	25,000	32,247
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Notes, 4.45%, 04/01/24	1,090,000	1,171,942
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/23	80,000	80,000
5.13%, 05/01/20	299,000	308,717
Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	66,000	73,013
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	59,000	67,186
Time Warner Cable, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	680,000	764,145
		4,426,463

Casinos & Gaming–0.06%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/20	105,000	113,662
Caesars Entertainment Resort Properties LLC, Sr. Sec. Gtd. Notes, 8.00%, 10/01/20(b)	10,000	10,025
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance Inc., Sec. Gtd. Notes, 9.38%, 05/01/22(b)	22,000	21,450
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	45,000	50,288
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/22	136,000	159,800
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Global Notes, 5.38%, 03/15/22	55,000	57,750
		412,975

Catalog Retail–1.57%
QVC Inc., Sr. Sec. Gtd. Global Notes, 4.85%, 04/01/24	1,736,000	1,803,587
Sr. Sec. Bonds, 4.45%, 02/15/25(b)	2,800,000	2,814,388
Sr. Sec. Notes, 5.45%, 08/15/34(b)	1,815,000	1,842,246
7.50%, 10/01/19(b)	3,825,000	3,993,778
		10,453,999

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Coal & Consumable Fuels–0.04%
Alpha Natural Resources Inc., Sec. Gtd. Notes, 7.50%, 08/01/20(b)	$10,000	$9,700
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/21	50,000	53,125
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/22(b)	129,000	134,805
Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	78,000	78,975
		276,605

Commercial Printing–0.02%
RR Donnelley & Sons Co., Sr. Unsec. Global Notes, 7.88%, 03/15/21	90,000	102,600

Commodity Chemicals–0.09%
Braskem Finance Ltd. (Brazil), Sr. Unsec. Gtd. Global Bonds, 6.45%, 02/03/24	200,000	216,400
REGS, Sr. Unsec. Gtd. Euro Notes, 7.38%(b)(d)	400,000	412,400
		628,800

Communications Equipment–0.05%
Avaya Inc., Sec. Gtd. Notes, 10.50%, 03/01/21(b)	40,000	36,950
Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	135,000	135,000
9.00%, 04/01/19(b)	133,000	138,819
		310,769

Construction & Engineering–0.08%
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	105,000	111,563
Odebrecht Offshore Drilling Finance Ltd. (Brazil), Sr. Sec. Gtd. Notes, 6.63%, 10/01/22(b)	395,560	423,549
		535,112

Construction Machinery & Heavy Trucks–0.10%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(b)	127,000	133,667
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	129,000	134,805
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/24	89,000	91,893
6.75%, 06/15/21	34,000	36,125
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	108,000	112,590
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/22	142,000	145,905
		654,985

Construction Materials–0.05%
CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/21(b)	30,000	31,650

	Principal Amount	Value
Construction Materials–(continued)
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	$170,000	$175,950
US Concrete, Inc., Sr. Sec. Gtd. Global Notes, 8.50%, 12/01/18	101,000	109,585
		317,185

Consumer Finance–0.06%
Navient LLC, Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/16	355,000	377,037

Data Processing & Outsourced Services–0.08%
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	228,000	243,105
First Data Corp., Sr. Unsec. Gtd. Global Notes, 12.63%, 01/15/21	37,000	45,325
Sr. Unsec. Gtd. Sub. Global Notes, 11.75%, 08/15/21	196,000	232,505
		520,935

Distillers & Vintners–0.01%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Global Notes, 10.00%, 04/30/18(e)	49,281	47,619

Diversified Banks–6.71%
Alfa Bank OJSC Via Alfa Bond Issuance PLC (Russia), Sr. Unsec. Loan Participation Notes, 7.75%, 04/28/21(b)	200,000	201,000
Banco Davivienda S.A. (Colombia), Sr. Unsec. Notes, 2.95%, 01/29/18(b)	200,000	201,076
Banco de Credito e Inversiones (Chile), Sr. Unsec. Notes, 3.00%, 09/13/17(b)	200,000	206,579
4.00%, 02/11/23(b)	500,000	498,845
Banco Inbursa S.A. Institucion de Banca Multiple (Mexico), Sr. Unsec. Notes, 4.13%, 06/06/24(b)	1,390,000	1,367,656
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander (Mexico), Unsec. Sub. Bonds, 5.95%, 01/30/24(b)	400,000	433,500
Bancolombia S.A. (Colombia), Unsec. Sub. Global Notes, 5.13%, 09/11/22	140,000	142,634
Bank of America Corp., Sr. Unsec. Global Notes, 6.50%, 08/01/16	10,000	11,000
Bank of Montreal (Canada), Sr. Unsec. Medium-Term Notes, 0.80%, 11/06/15	1,330,000	1,335,906
Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 5.14%, 10/14/20	810,000	885,131
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/24(b)	1,385,000	1,405,245
Unsec. Sub. Notes, 6.75%, 09/30/22(b)	600,000	682,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Citigroup Inc., Unsec. Sub. Global Notes, 5.50%, 09/13/25	$2,970,000	$3,330,752
Series A, Jr. Unsec. Sub. Global Notes, 5.95%(d)	1,495,000	1,513,687
Credit Agricole S.A. (France), Jr. Unsec. Sub. Notes, 7.88%(b)(d)	1,395,000	1,513,575
Eurasian Development Bank (Supranational), Sr. Unsec. Notes, 4.77%, 09/20/22(b)	200,000	196,125
Finansbank A.S. (Turkey), REGS, Sr. Unsec. Euro Notes, 6.25%, 04/30/19(b)	400,000	421,200
Grupo Aval Ltd. (Colombia), Sr. Unsec. Gtd. Notes, 4.75%, 09/26/22(b)	400,000	403,241
Hana Bank (South Korea), Sr. Unsec. Notes, 4.25%, 06/14/17(b)	700,000	747,248
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(b)	1,360,000	1,560,941
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/22	1,050,000	1,130,739
Unsec. Sub. Global Notes, 5.25%, 03/14/44	1,475,000	1,628,539
ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 09/01/15(b)	255,000	260,742
Intesa Sanpaolo SpA (Italy), Sr. Unsec. Gtd. Notes, 3.88%, 01/15/19	2,840,000	2,970,081
JPMorgan Chase & Co., Series R, Jr. Unsec. Sub. Global Notes, 6.00%(d)	2,980,000	3,069,400
Lloyds Bank PLC (United Kingdom), Unsec. Gtd. Sub. Medium-Term Notes, 6.50%, 09/14/20(b)	955,000	1,111,542
Nordea Bank AB (Sweden), Sr. Unsec. Notes, 4.88%, 01/27/20(b)	575,000	644,979
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Notes, 5.13%, 05/28/24	1,245,000	1,273,595
6.13%, 12/15/22	95,000	104,580
Russian Agricultural Bank OJSC Via RSHB Capital S.A. (Russia), REGS, Sr. Unsec. Euro Notes, 5.10%, 07/25/18(b)	200,000	190,275
Societe Generale S.A. (France), Jr. Unsec. Sub. Bonds, 7.88%(b)(d)	1,309,000	1,371,178
Jr. Unsec. Sub. Notes, 6.00%(b)(d)	3,430,000	3,327,100
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.85%, 04/27/15(b)	775,000	791,460
Unsec. Sub. Notes, 5.70%, 03/26/44(b)	960,000	1,059,697
State Bank of India (India), Sr. Unsec. Notes, 4.88%, 04/17/24(b)	400,000	415,769
Sumitomo Mitsui Financial Group Inc. (Japan), Unsec. Sub. Bonds, 4.44%, 04/02/24(b)	2,525,000	2,666,826
U.S. Bank N.A., Unsec. Sub. Notes, 3.78%, 04/29/20	1,400,000	1,428,607

	Principal Amount	Value
Diversified Banks–(continued)
VTB Bank OJSC Via VTB Capital S.A. (Russia), Sr. Unsec. Notes, 6.00%, 04/12/17(b)	$200,000	$200,050
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/43	3,500,000	3,996,432
		44,699,257

Diversified Capital Markets–0.56%
Credit Suisse Group AG (Switzerland), Jr. Unsec. Sub. Notes, 6.25%(b)(d)	2,410,000	2,416,025
7.50%(b)(d)	1,225,000	1,341,375
		3,757,400

Diversified Chemicals–0.32%
OCP S.A. (Morocco), Sr. Unsec. Notes, 5.63%, 04/25/24(b)	2,030,000	2,154,337

Diversified Metals & Mining–0.58%
Cia Minera Ares SAC (Peru), Sr. Unsec. Gtd. Notes, 7.75%, 01/23/21(b)	600,000	653,250
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/20	99,000	108,405
Sr. Unsec. Gtd. Notes, 9.50%, 10/01/20(b)	30,000	32,700
Imperial Metals Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(b)	66,000	62,040
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/28	565,000	752,302
Southern Copper Corp., Sr. Unsec. Global Notes, 5.25%, 11/08/42	1,720,000	1,690,852
5.38%, 04/16/20	150,000	166,987
6.75%, 04/16/40	225,000	257,881
Vedanta Resources PLC (India), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	100,000	116,475
		3,840,892

Electric Utilities–0.38%
Comision Federal de Electricidad (Mexico), Sr. Unsec. Notes, 5.75%, 02/14/42(b)	500,000	554,408
Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63%(b)(d)	1,535,000	1,627,868
LSP Energy L.P./LSP Batesville Funding Corp., Series D, Sr. Sec. Bonds, 8.16%, 07/15/25(f)	5,000	0
Majapahit Holding B.V. (Indonesia), Sr. Unsec. Gtd. Notes, 7.75%, 01/20/20(b)	100,000	118,325
REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 01/20/20(b)	200,000	236,750
		2,537,351

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Electrical Components & Equipment–0.01%
Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 4.88%, 10/15/23(b)	$40,000	$39,677
Electronic Components–0.01%
Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	75,000	78,000

Environmental & Facilities Services–0.02%
ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/20	38,000	40,708
Darling Ingredients Inc., Sr. Unsec. Gtd. Notes, 5.38%, 01/15/22(b)	71,000	74,195
		114,903

Gas Utilities–0.03%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	120,000	124,200
6.75%, 01/15/22	30,000	31,200
Suburban Propane Partners, L.P./ Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/24	16,000	16,040
		171,440

General Merchandise Stores–0.23%
Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/23	1,729,000	1,546,424

Gold–0.92%
Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 5.70%, 05/30/41	600,000	636,112
Gold Fields Orogen Holdings BVI Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	1,675,000	1,494,938
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/41	1,365,000	1,421,393
New Gold Inc. (Canada), Sr. Unsec. Notes, 6.25%, 11/15/22(b)	213,000	225,248
Newcrest Finance Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 11/15/41(b)	815,000	749,596
Yamana Gold Inc. (Canada), Sr. Unsec. Notes, 4.95%, 07/15/24(b)	1,585,000	1,618,569
		6,145,856

Health Care Distributors–0.61%
AmerisourceBergen Corp., Sr. Unsec. Bonds, 3.40%, 05/15/24	1,920,000	1,936,078
McKesson Corp., Sr. Unsec. Global Notes, 3.80%, 03/15/24	2,085,000	2,150,332
		4,086,410

Health Care Equipment–0.69%
CareFusion Corp., Sr. Unsec. Global Notes, 3.88%, 05/15/24	1,385,000	1,411,564
4.88%, 05/15/44	1,989,000	2,042,114

	Principal Amount	Value
Health Care Equipment–(continued)
Medtronic Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/44	$971,000	$1,041,849
Universal Hospital Services Inc., Sec. Gtd. Global Notes, 7.63%, 08/15/20	90,000	90,675
		4,586,202

Health Care Facilities–0.26%
Community Health Systems Inc., Sr. Sec. Gtd. Notes, 5.13%, 08/01/21(b)	33,000	34,155
Sr. Unsec. Gtd. Notes, 6.88%, 02/01/22(b)	164,737	176,269
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	130,000	142,187
HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	160,000	174,800
6.50%, 02/15/20	740,000	832,500
LifePoint Hospitals, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 12/01/21(b)	22,000	23,128
Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 6.00%, 10/01/20	93,000	101,370
Sr. Unsec. Global Notes, 6.75%, 02/01/20	40,000	43,100
8.13%, 04/01/22	165,000	190,987
		1,718,496

Health Care REIT’s–0.44%
HCP, Inc., Sr. Unsec. Global Notes, 4.25%, 11/15/23	1,305,000	1,364,812
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	1,495,000	1,542,653
		2,907,465

Health Care Services–0.45%
DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 07/15/24	63,000	64,181
5.75%, 08/15/22	25,000	26,875
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 3.50%, 06/15/24	2,794,000	2,812,772
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/22(b)	94,000	98,818
		3,002,646

Home Improvement Retail–0.01%
Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/22(b)	41,000	41,256

Homebuilding–0.31%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(b)	191,000	190,045
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/21	66,000	69,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Homebuilding–(continued)
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	$26,000	$27,885
Sr. Unsec. Gtd. Notes, 7.00%, 01/15/19(b)	90,000	90,675
7.50%, 05/15/16	115,000	122,188
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/21	42,000	45,360
7.50%, 09/15/22	20,000	21,900
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	87,000	97,005
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/43	1,470,000	1,384,830
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	29,000	28,855
		2,078,373

Hotels, Resorts & Cruise Lines–0.26%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/22	40,000	43,720
Wyndham Worldwide Corp., Sr. Unsec. Notes, 5.63%, 03/01/21	1,530,000	1,718,466
		1,762,186

Household Products–0.04%
Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. Global Notes, 5.75%, 10/15/20	130,000	136,337
Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/21	100,000	109,500
		245,837

Hypermarkets & Super Centers–0.03%
Cencosud S.A. (Chile), REGS, Sr. Unsec. Gtd. Euro Notes, 4.88%, 01/20/23(b)	200,000	201,185

Independent Power Producers & Energy Traders–0.03%
AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/21	97,000	111,793
8.00%, 10/15/17	1,000	1,155
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/23	98,000	99,470
NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	9,000	10,170
		222,588

Industrial Conglomerates–0.32%
Grupo KUO S.A.B De C.V. (Mexico), Sr. Unsec. Gtd. Notes, 6.25%, 12/04/22(b)	400,000	422,932
Hutchison Whampoa International (10) Ltd. (Hong Kong), Unsec. Gtd. Sub. Notes, 6.00%(b)(d)	200,000	209,380
Sigma Alimentos S.A. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 5.63%, 04/14/18(b)	1,350,000	1,489,103
		2,121,415

	Principal Amount	Value
Industrial Machinery–0.02%
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/20(b)	$116,000	$122,815

Industrial REIT’s–0.22%
Prologis L.P., Sr. Unsec. Gtd. Global Notes, 4.25%, 08/15/23	1,415,000	1,493,886

Integrated Oil & Gas–1.86%
Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes, 5.88%, 05/28/45	4,510,000	4,863,530
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec. Notes, 7.00%, 05/05/20(b)	210,000	245,437
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/17/20	5,445,000	5,648,409
Petroleos de Venezuela S.A. (Venezuela), REGS, Sr. Unsec. Gtd. Euro Notes, 9.00%, 11/17/21(b)	475,000	371,450
Series 2014, Sr. Unsec. Euro Bonds, 4.90%, 10/28/14	237,000	236,384
State Oil Co. of the Azerbaijan Republic (Azerbaijan), Sr. Unsec. Euro Notes, 5.45%, 02/09/17	200,000	209,750
Sr. Unsec. Medium-Term Euro Notes, 4.75%, 03/13/23	800,000	800,000
		12,374,960

Integrated Telecommunication Services–3.09%
AT&T Inc., Sr. Unsec. Global Notes, 4.80%, 06/15/44	1,400,000	1,469,190
Digicel Group Ltd. (Jamaica), REGS, Sr. Unsec. Euro Notes, 7.13%, 04/01/22(b)	400,000	416,000
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/24(b)	340,000	349,350
Telefonica Emisiones SAU (Spain), Sr. Unsec. Gtd. Global Notes, 7.05%, 06/20/36	3,170,000	4,144,659
Verizon Communications, Inc., Sr. Unsec. Global Notes, 5.05%, 03/15/34	3,250,000	3,566,775
5.15%, 09/15/23	665,000	754,387
6.40%, 09/15/33	4,665,000	5,910,385
6.55%, 09/15/43	1,693,000	2,193,877
Sr. Unsec. Notes, 5.01%, 08/21/54(b)	1,698,000	1,790,927
		20,595,550

Internet Software & Services–0.81%
Baidu Inc. (China), Sr. Unsec. Global Notes, 2.75%, 06/09/19	1,176,000	1,183,134
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	224,000	238,280
EarthLink Holdings Corp.,
Sr. Sec. Gtd. Global Notes, 7.38%, 06/01/20	55,000	58,231
Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/19	62,000	63,782

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Internet Software & Services–(continued)
Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 3.38%, 05/02/19(b)	$3,770,000	$3,854,059
		5,397,486

Investment Banking & Brokerage–0.81%
Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00%(d)	1,315,000	1,546,769
Goldman Sachs Group, Inc. (The), Series L, Jr. Unsec. Sub. Notes, 5.70%(d)	875,000	912,187
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(b)	505,000	573,245
Morgan Stanley, Sr. Unsec. Notes, 5.75%, 01/25/21	985,000	1,143,434
Series H, Jr. Unsec. Sub. Global Bonds, 5.45%(d)	995,000	1,017,387
Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	170,000	178,723
		5,371,745

Leisure Facilities–0.01%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	75,000	76,594

Life & Health Insurance–0.92%
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/21(b)	50,000	57,609
MetLife Inc., Sr. Unsec. Global Notes, 4.13%, 08/13/42	2,200,000	2,181,271
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	735,000	836,903
Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(b)	425,000	487,410
Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 8.88%, 06/15/38	1,640,000	1,990,550
Series D, Sr. Unsec. disc. Medium-Term Notes, 4.75%, 09/17/15	550,000	573,245
		6,126,988

Managed Health Care–0.16%
Cigna Corp., Sr. Unsec. Global Notes, 5.38%, 02/15/42	725,000	843,795
Sr. Unsec. Notes, 4.50%, 03/15/21	180,000	198,393
		1,042,188

Marine–0.03%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Mortgage Notes, 8.13%, 11/15/21(b)	168,000	175,560

	Principal Amount	Value
Metal & Glass Containers–0.05%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/22	$76,000	$78,945
Berry Plastics Corp., Sec. Gtd. Notes, 5.50%, 05/15/22	226,000	227,695
		306,640

Movies & Entertainment–1.09%
AMC Entertainment Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.88%, 02/15/22	61,000	63,135
DreamWorks Animation SKG, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 08/15/20(b)	80,000	85,400
Time Warner, Inc., Sr. Unsec. Gtd. Global Notes, 5.35%, 12/15/43	2,100,000	2,334,847
Sr. Unsec. Gtd. Notes, 5.88%, 11/15/16	285,000	314,653
Viacom Inc., Sr. Unsec. Global Notes, 5.85%, 09/01/43	3,800,000	4,429,845
		7,227,880

Multi-Line Insurance–0.90%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	10,000	13,047
American International Group, Inc., Sr. Unsec. Global Notes, 4.50%, 07/16/44	2,100,000	2,178,540
Genworth Holdings Inc., Sr. Unsec. Gtd. Global Notes, 4.90%, 08/15/23	1,428,000	1,519,086
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/44(b)	2,185,000	2,290,909
		6,001,582

Multi-Sector Holdings–0.25%
Burlington Northern Santa Fe LLC, Sr. Unsec. Notes, 3.40%, 09/01/24	915,000	926,763
4.55%, 09/01/44	540,000	562,911
SUAM Finance B.V. (Colombia), Sr. Unsec. Gtd. Notes, 4.88%, 04/17/24(b)	200,000	206,798
		1,696,472

Multi-Utilities–0.39%
Enable Midstream Partners L.P., Sr. Unsec. Notes, 3.90%, 05/15/24(b)	2,525,000	2,568,216

Office REIT’s–0.47%
Government Properties Income Trust, Sr. Unsec. Notes, 3.75%, 08/15/19	1,805,000	1,824,780
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/24	1,290,000	1,335,811
		3,160,591

Office Services & Supplies–0.17%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/24	1,070,000	1,114,102

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Drilling–0.71%
Parker Drilling Co., Sr. Unsec. Gtd. Global Notes, 7.50%, 08/01/20	$102,000	$109,650
Sr. Unsec. Gtd. Notes, 6.75%, 07/15/22(b)	7,000	7,297
Pioneer Energy Services Corp., Sr. Unsec. Gtd. Notes, 6.13%, 03/15/22(b)	70,000	71,925
Rowan Cos. Inc., Sr. Unsec. Gtd. Notes, 4.75%, 01/15/24	1,785,000	1,887,472
5.85%, 01/15/44	2,495,000	2,648,995
		4,725,339

Oil & Gas Equipment & Services–0.03%
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	85,000	89,994
Exterran Partners L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/01/21	94,000	95,410
		185,404

Oil & Gas Exploration & Production–1.05%
American Eagle Energy Corp., Sr. Sec. Gtd. Notes, 11.00%, 09/01/19(b)	43,000	43,161
Antero Resources Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/21	54,000	56,160
6.00%, 12/01/20	20,000	21,250
Approach Resources Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 06/15/21	92,000	96,140
Berry Petroleum Co. LLC, Sr. Unsec. Notes, 6.38%, 09/15/22	53,000	55,451
Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	25,000	29,250
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 4.38%, 06/01/24	1,725,000	1,804,781
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/22	974,000	1,053,664
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/22	116,000	119,480
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	75,000	78,187
EXCO Resources, Inc., Sr. Unsec. Gtd. Notes, 8.50%, 04/15/22	53,000	54,325
Halcon Resources Corp., Sr. Unsec. Gtd. Global Notes, 9.75%, 07/15/20	70,000	76,125
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec. Notes, 4.40%, 04/30/23(b)	400,000	403,035
Kosmos Energy Ltd. (Ghana), Sr. Sec. Gtd. Notes, 7.88%, 08/01/21(b)	400,000	408,000
Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	7,000	7,683
Pertamina Persero PT (Indonesia), Sr. Unsec. Notes, 4.88%, 05/03/22(b)	200,000	206,500
REGS, Sr. Unsec. Medium-Term Euro Notes, 4.30%, 05/20/23(b)	800,000	788,400

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Bonds, 5.50%, 06/27/44	$200,000	$216,991
Sr. Unsec. Gtd. Global Notes, 6.50%, 06/02/41	100,000	122,197
Sr. Unsec. Gtd. Notes, 3.13%, 01/23/19(b)	120,000	124,735
6.38%, 01/23/45(b)	150,000	181,725
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	329,000	351,619
Rice Energy Inc., Sr. Unsec. Gtd. Notes, 6.25%, 05/01/22(b)	100,000	102,875
Rosetta Resources, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/21	34,000	34,978
Sr. Unsec. Gtd. Notes, 5.88%, 06/01/22	56,000	57,680
Sanchez Energy Corp., Sr. Unsec. Gtd. Notes, 6.13%, 01/15/23(b)	83,000	86,320
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/21	395,000	429,562
		7,010,274

Oil & Gas Refining & Marketing–0.03%
Calumet Specialty Products Partners L.P./Calumet Finance Corp., Sr. Unsec. Gtd. Notes, 6.50%, 04/15/21(b)	180,000	180,675

Oil & Gas Storage & Transportation–0.88%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/23	810,000	857,588
Crestwood Midstream Partners L.P./ Crestwood Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/15/20	127,000	132,239
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	7,000	8,155
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 3.90%, 02/15/24	1,656,000	1,732,214
EQT Midstream Partners L.P., Sr. Unsec. Gtd. Notes, 4.00%, 08/01/24	2,255,000	2,273,681
GNL Quintero S.A. (Chile), Sr. Unsec. Notes, 4.63%, 07/31/29(b)	300,000	309,291
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 10/15/21(b)	97,000	104,275
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/20	35,000	39,725
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/19	31,000	31,425
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	255,000	340,339
		5,828,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Other Diversified Financial Services–1.11%
Corp Financiera de Desarrollo S.A. (Peru), Unsec. Sub. Notes, 5.25%, 07/15/29(b)	$500,000	$513,250
General Electric Capital Corp., Sr. Unsec. Global Notes, 2.25%, 11/09/15	65,000	66,321
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., Sr. Sec. Notes, 7.25%, 08/01/22(b)	35,000	35,515
InRetail Shopping Malls (Peru), Sr. Unsec. Gtd. Notes, 6.50%, 07/09/21(b)	200,000	209,000
JPMorgan Chase & Co., Sr. Unsec. Global Notes, 6.30%, 04/23/19	190,000	223,173
Odebrecht Oil & Gas Finance Ltd. (Brazil), Sr. Unsec. Gtd. Notes, 7.00%(b)(d)	400,000	411,000
Rio Oil Finance Trust (Brazil), Series 2014-1, Sr. Sec. Notes, 6.25%, 07/06/24(b)	1,705,000	1,813,694
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/24(b)	2,823,000	2,992,380
Unifin Financiera S.A.P.I. de C.V. SOFOM, E.N.R. (Mexico), Sr. Unsec. Gtd. Bonds, 6.25%, 07/22/19(b)	600,000	591,000
Voya Financial, Inc., Jr. Unsec. Gtd. Sub. Global Notes, 5.65%, 05/15/53	535,000	545,700
		7,401,033

Packaged Foods & Meats–0.94%
Diamond Foods Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(b)	192,000	197,760
Marfrig Holding Europe B.V. (Brazil), Sr. Unsec. Gtd. Notes, 6.88%, 06/24/19(b)	1,020,000	1,039,380
Marfrig Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Notes, 9.50%, 05/04/20(b)	300,000	325,350
Mead Johnson Nutrition Co., Sr. Unsec. Global Notes, 4.60%, 06/01/44	796,000	828,037
MHP S.A. (Ukraine), REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 04/02/20(b)	200,000	170,000
Minerva Luxembourg S.A. (Brazil), Sr. Unsec. Gtd. Notes, 7.75%, 01/31/23(b)	475,000	508,108
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	95,000	99,750
Sr. Unsec. Gtd. Notes, 6.00%, 12/15/22(b)	50,000	49,250
6.75%, 12/01/21(b)	26,000	26,618
Smithfield Foods Inc., Sr. Unsec. Notes, 5.88%, 08/01/21(b)	24,000	25,740
6.63%, 08/15/22	2,687,000	2,962,417
		6,232,410

Paper Packaging–0.39%
Klabin Finance S.A. (Brazil), Sr. Unsec. Gtd. Notes, 5.25%, 07/16/24(b)	1,770,000	1,757,167

	Principal Amount	Value
Paper Packaging–(continued)
Rock-Tenn Co., Sr. Unsec. Gtd. Global Notes, 4.00%, 03/01/23	$800,000	$831,069
		2,588,236

Paper Products–0.03%
Neenah Paper Inc., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/21(b)	19,000	19,380
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	181,000	187,335
		206,715

Personal Products–0.25%
Avon Products Inc., Sr. Unsec. Global Notes, 5.00%, 03/15/23	427,000	429,111
Estee Lauder Cos. Inc. (The), Sr. Unsec. Global Notes, 3.70%, 08/15/42	1,340,000	1,262,627
		1,691,738

Pharmaceuticals–0.79%
Actavis Funding SCS, Sr. Unsec. Gtd. Notes, 3.85%, 06/15/24(b)	1,145,000	1,162,891
Bristol-Myers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/97	1,526,000	2,182,847
Perrigo Co. PLC, Sr. Unsec. Gtd. Notes, 4.00%, 11/15/23(b)	1,480,000	1,523,828
Salix Pharmaceuticals Ltd., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/21(b)	30,000	32,700
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 12/01/21(b)	130,000	132,762
6.38%, 10/15/20(b)	150,000	157,500
6.75%, 08/15/21(b)	35,000	37,013
7.50%, 07/15/21(b)	50,000	54,750
		5,284,291

Property & Casualty Insurance–0.58%
Allstate Corp. (The), Unsec. Sub. Global Notes, 5.75%, 08/15/53	2,085,000	2,236,163
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/20	20,000	23,250
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	1,320,000	1,564,200
Sr. Unsec. Gtd. Notes, 4.25%, 06/15/23(b)	5,000	5,226
		3,828,839

Railroads–0.15%
Georgian Railway JSC (Georgia), Sr. Unsec. Notes, 7.75%, 07/11/22(b)	200,000	224,000
Transnet SOC Ltd. (South Africa), Sr. Unsec. Notes, 4.00%, 07/26/22(b)	400,000	383,256
Transnet SOC Ltd. (South Africa), REGS, Sr. Unsec. Euro Notes, 4.00%, 07/26/22(b)	400,000	383,080
		990,336

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Real Estate Development–0.11%
AV Homes, Inc., Sr. Unsec. Notes, 8.50%, 07/01/19(b)	$40,000	$40,600
Country Garden Holdings Co. Ltd. (China), Sr. Unsec. Gtd. Notes, 7.50%, 01/10/23(b)	200,000	196,750
Sr. Unsec. Gtd. Notes, 7.88%, 05/27/19(b)	300,000	314,625
REGS, Sr. Unsec. Gtd. Euro Notes, 7.50%, 01/10/23(b)	200,000	196,500
		748,475

Regional Banks–0.89%
Banco Internacional del Peru SAA (Peru), Sr. Unsec. Bonds, 5.75%, 10/07/20(b)	800,000	880,407
Unsec. Sub. Notes, 6.63%, 03/19/29(b)	500,000	540,107
Fifth Third Bancorp, Sr. Unsec. Notes, 3.50%, 03/15/22	1,550,000	1,610,575
Series J, Jr. Unsec. Sub. Bonds, 4.90%(d)	1,520,000	1,520,000
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	650,000	755,790
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(b)	465,000	549,184
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	75,000	85,125
		5,941,188

Reinsurance–0.27%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/23	1,650,000	1,797,757

Renewable Electricity–0.23%
Greenko Dutch B.V. (India), Sr. Sec. Gtd. Notes, 8.00%, 08/01/19(b)	300,000	300,000
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/44	1,194,000	1,238,299
		1,538,299

Residential REIT’s–0.33%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/22	2,135,000	2,195,470

Security & Alarm Services–0.01%
ADT Corp. (The), Sr. Unsec. Global Notes, 6.25%, 10/15/21	70,000	74,375

Semiconductor Equipment–0.07%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/22	211,000	224,187
6.63%, 06/01/21	123,000	131,303
Entegris Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/22(b)	102,000	105,570
		461,060

	Principal Amount	Value
Semiconductors–0.10%
Advanced Micro Devices, Inc., Sr. Unsec. Notes, 6.75%, 03/01/19(b)	$122,000	$128,405
7.00%, 07/01/24(b)	12,000	12,270
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 6.00%, 01/15/22(b)	137,000	143,850
Micron Technology, Inc., Sr. Unsec. Notes, 5.50%, 02/01/25(b)	39,000	39,585
5.88%, 02/15/22(b)	112,000	120,680
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	200,000	211,000
		655,790

Sovereign Debt–2.58%
Argentina Boden Bonds (Argentina), Sr. Unsec. Bonds, 7.00%, 10/03/15	400,000	380,800
Banco Nacional de Desenvolvimento Economico e Social (Brazil), Sr. Unsec. Notes, 4.00%, 04/14/19(b)	1,606,000	1,643,088
5.75%, 09/26/23(b)	400,000	436,282
Commonwealth of the Bahamas (Bahamas), Sr. Unsec. Notes, 5.75%, 01/16/24(b)	400,000	425,291
Guatemala Government Bond (Guatemala), Sr. Unsec. Bonds, 8.13%, 10/06/19(b)(g)	520,000	679,900
REGS, Sr. Unsec. Euro Bonds, 8.13%, 10/06/19(b)(g)	90,000	117,675
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 5.38%, 02/21/23	400,000	431,000
5.38%, 03/25/24	400,000	432,000
7.63%, 03/29/41	450,000	588,375
Indonesia Government International Bond (Indonesia), Sr. Unsec. Notes, 3.38%, 04/15/23(b)	300,000	287,625
3.75%, 04/25/22(b)	300,000	297,750
Ivory Coast Government International Bond (Ivory Coast), Unsec. Bonds, 5.38%, 07/23/24(b)	200,000	197,000
Kenya Government International Bond (Kenya), Sr. Unsec. Notes, 5.88%, 06/24/19(b)	200,000	208,300
6.88%, 06/24/24(b)	200,000	216,400
Lebanon Government International Bond (Lebanon), REGS, Sr. Unsec. Euro Bonds, 6.00%, 01/27/23(b)	500,000	503,125
Magyar Export-Import Bank Zrt. (Hungary), Sr. Unsec. Gtd. Notes, 5.50%, 02/12/18(b)	300,000	323,250
MDC-GMTN B.V. (United Arab Emirates), Sr. Unsec. Gtd. Bonds, 3.25%, 04/28/22(b)	300,000	305,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 3.63%, 03/15/22	$650,000	$678,622
Sr. Unsec. Medium-Term Global Notes, 4.75%, 03/08/44	310,000	326,740
Nigeria Government International Bond (Nigeria), Sr. Unsec. Notes, 5.13%, 07/12/18(b)	200,000	207,250
6.38%, 07/12/23(b)	200,000	220,540
Pakistan Government International Bond (Pakistan), Unsec. Bonds, 7.25%, 04/15/19(b)	200,000	204,000
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 5.20%, 01/30/20	1,250,000	1,400,000
Perusahaan Penerbit SBSN (Indonesia), Sr. Unsec. Notes, 4.00%, 11/21/18(b)	200,000	207,250
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 8.75%, 11/21/33	436,000	684,520
Philippine Government International Bond (Philippines), Sr. Unsec. Global Bonds, 4.20%, 01/21/24	200,000	215,000
5.00%, 01/13/37	300,000	345,375
Poland Government International Bond (Poland), Sr. Unsec. Global Bonds, 4.00%, 01/22/24	400,000	421,248
Republic of Angola Via Northern Lights III B.V. (Angola), REGS, Sr. Unsec. Euro Notes, 7.00%, 08/16/19(b)	850,000	934,447
Republic of Azerbaijan International Bond (Azerbaijan), Sr. Unsec. Notes, 4.75%, 03/18/24(b)	400,000	413,500
Republic of Serbia (Serbia), Sr. Unsec. Bonds, 4.88%, 02/25/20(b)	200,000	204,000
REGS, Sr. Unsec. Euro Bonds, 6.75%, 11/01/24(b)(e)	216,276	219,250
Romanian Government International Bond (Romania), Sr. Unsec. Notes, 4.38%, 08/22/23(b)	230,000	241,212
4.88%, 01/22/24(b)	800,000	860,000
6.75%, 02/07/22(b)	110,000	133,100
Uruguay Government International Bond (Uruguay), Sr. Unsec. Bonds, 5.10%, 06/18/50	1,570,000	1,632,800
Venezuela Government International Bond (Venezuela), REGS, Sr. Unsec. Euro Bonds, 6.00%, 12/09/20(b)	205,000	145,550
		17,167,575

Specialized Finance–2.08%
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/20	206,000	238,188
Sr. Unsec. Notes, 5.13%, 03/15/21	55,000	56,375

	Principal Amount	Value
Specialized Finance–(continued)
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	$137,000	$145,563
CME Group Inc., Sr. Unsec. Global Notes, 5.30%, 09/15/43	1,325,000	1,562,807
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.75%, 05/15/16	400,000	423,000
5.88%, 08/15/22	120,000	131,700
Sr. Unsec. Notes, 8.25%, 12/15/20	195,000	240,337
Moody’s Corp., Sr. Unsec. Global Notes, 2.75%, 07/15/19	1,470,000	1,493,020
4.88%, 02/15/24	4,595,000	5,045,884
5.25%, 07/15/44	1,140,000	1,221,494
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Global Bonds, 10.38%, 11/01/18	2,130,000	2,843,668
VTR Finance B.V. (Chile), REGS, Sr. Sec. Euro Notes, 6.88%, 01/15/24(b)	400,000	430,000
		13,832,036

Specialized REIT’s–1.24%
American Tower Corp., Sr. Unsec. Global Notes, 3.50%, 01/31/23	1,250,000	1,233,876
Crown Castle International Corp., Sr. Unsec. Global Notes, 5.25%, 01/15/23	60,000	62,475
Sr. Unsec. Notes, 4.88%, 04/15/22	81,000	82,924
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 3.21%, 08/15/15(b)	25,000	25,388
4.88%, 08/15/20(b)	1,835,000	2,045,417
EPR Properties, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	3,880,000	4,743,293
Weyerhaeuser Real Estate Co., Sr. Unsec. Notes, 5.88%, 06/15/24(b)	40,000	41,150
		8,234,523

Specialty Stores–0.05%
Michaels Stores Inc., Sr. Unsec. Gtd. Sub. Notes, 5.88%, 12/15/20(b)	218,000	222,087
Outerwall, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 03/15/19	67,000	68,759
Sally Holdings LLC/Sally Capital Inc., Sr. Unsec. Gtd. Global Bonds, 5.50%, 11/01/23	71,000	75,260
		366,106

Steel–0.47%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 4.25%, 08/05/15	19,000	19,527
6.00%, 03/01/21	172,000	185,588
6.75%, 02/25/22	40,000	44,850
Magnetation LLC/ Mag Finance Corp., Sr. Sec. Gtd. Notes, 11.00%, 05/15/18(b)	123,000	134,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Steel–(continued)
OJSC Novolipetsk Steel via Steel Funding Ltd. (Russia), Sr. Unsec. Notes, 4.45%, 02/19/18(b)	$500,000	$483,461
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/20(b)	32,000	34,360
7.38%, 02/01/20(b)	154,000	165,357
United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/22	100,000	110,250
Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.63%, 09/15/20	730,000	781,338
6.88%, 11/10/39	400,000	479,301
Vale S.A. (Brazil), Sr. Unsec. Global Notes, 5.63%, 09/11/42	600,000	621,064
Walter Energy, Inc., Sr. Sec. Gtd. Notes, 9.50%, 10/15/19(b)	73,000	73,365
Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	41,000	20,398
		3,152,929

Technology Hardware, Storage & Peripherals–0.33%
Seagate HDD Cayman, Sr. Unsec. Gtd. Bonds, 4.75%, 01/01/25(b)	2,175,000	2,210,344

Tires & Rubber–0.06%
Gajah Tunggal Tbk PT (Indonesia), REGS, Sr. Sec. Gtd. Euro Notes, 7.75%, 02/06/18(b)	400,000	414,000

Tobacco–0.26%
Reynolds American Inc., Sr. Unsec. Gtd. Global Notes, 4.85%, 09/15/23	1,615,000	1,754,124

Trading Companies & Distributors–0.70%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Notes, 4.50%, 05/15/21(b)	2,085,000	2,142,337
Air Lease Corp., Sr. Unsec. Global Notes, 3.88%, 04/01/21	2,425,000	2,460,617
United Rentals North America Inc., Sr. Unsec. Gtd. Notes, 6.13%, 06/15/23	25,000	26,938
		4,629,892

Water Utilities–0.34%
Aquarion Co. Inc., Sr. Unsec. Notes, 4.00%, 08/15/24(b)	2,300,000	2,289,168

Wireless Telecommunication Services–1.23%
America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/42	200,000	197,156
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/40	1,115,000	1,368,814

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Bonds, 5.35%, 05/20/24(b)	$500,000	$539,719
Digicel Ltd. (Jamaica), Sr. Unsec. Notes, 6.00%, 04/15/21(b)	200,000	208,540
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 6.63%, 12/15/22	124,000	130,200
Intelsat Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 7.75%, 06/01/21	120,000	127,500
8.13%, 06/01/23	60,000	65,550
Mobile Telesystems OJSC via MTS International Funding Ltd. (Russia), REGS, Sr. Unsec. Euro Notes, 5.00%, 05/30/23(b)	200,000	181,000
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/44	2,955,000	3,186,550
SBA Communications Corp., Sr. Unsec. Notes, 4.88%, 07/15/22(b)	105,000	104,081
Sistema JSFC via Sistema International Funding S.A (Russia), Sr. Unsec. Loan Participation Notes, 6.95%, 05/17/19(b)	350,000	350,875
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	85,000	84,150
Sprint Communications Inc., Sr. Unsec. Global Notes, 6.00%, 11/15/22	69,000	69,345
7.00%, 08/15/20	39,000	41,730
11.50%, 11/15/21	15,000	19,650
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/20(b)	780,000	873,600
9.00%, 11/15/18(b)	40,000	47,600
Sprint Corp., Sr. Unsec. Gtd. Notes, 7.25%, 09/15/21(b)	50,000	53,375
7.88%, 09/15/23(b)	136,000	145,860
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/21	75,000	78,281
6.63%, 04/01/23	129,000	136,579
Sr. Unsec. Gtd. Notes, 6.63%, 04/28/21	70,000	74,113
6.84%, 04/28/23	105,000	112,087
		8,196,355
Total U.S. Dollar Denominated Bonds and Notes (Cost $317,344,490)		336,551,616

Asset-Backed Securities–27.86%
Adjustable Rate Mortgage Trust, Series 2005-1, Class 4A1, Floating Rate Pass Through Ctfs., 2.69%, 05/25/35(h)	2,815,824	2,790,655
AmeriCredit Automobile Receivables Trust, Series 2011-2, Class D, Pass Through Ctfs., 4.00%, 05/08/17	3,135,000	3,213,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Banc of America Commercial Mortgage Trust, Series 2006-1, Class AJ, Variable Rate Pass Through Ctfs., 5.46%, 09/10/45(h)	$3,100,000	$3,242,397
Series 2006-1, Class B, Variable Rate Pass Through Ctfs., 5.49%, 09/10/45(h)	3,077,000	3,206,162
Banc of America Mortgage Trust, Series 2005-12, Class A2, Floating Rate Pass Through Ctfs., 1.06%, 01/25/36(h)	3,489,392	3,170,597
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Floating Rate Pass Through Ctfs., 2.31%, 08/25/33(h)	580,149	583,480
Series 2006-1, Class A1, Floating Rate Pass Through Ctfs., 2.38%, 02/25/36(h)	2,106,269	2,125,364
Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, Floating Rate Pass Through Ctfs., 2.43%, 11/25/34(h)	4,516,371	4,461,355
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW11, Class AAB, Variable Rate Pass Through Ctfs., 5.60%, 03/11/39(h)	6,741	6,765
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class B, Floating Rate Pass Through Ctfs., 1.91%, 08/15/26(b)(h)	2,500,000	2,503,885
Centurion CDO 9 Ltd. (Cayman Islands), Series 2005-9X, Class A2, Floating Rate Pass Through Ctfs., 0.66%, 07/17/19(h)	2,750,000	2,631,786
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class C, Variable Rate Pass Through Ctfs., 5.74%, 12/15/47(b)(h)	5,000,000	5,607,350
CGBAM Commercial Mortgage Trust, Series 2013-BREH, Class B, Floating Rate Pass Through Ctfs., 1.96%, 05/15/30(b)(h)	2,570,000	2,577,648
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class C, Floating Rate Pass Through Ctfs., 1.55%, 06/15/33(b)(h)	5,000,000	5,025,365
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB3, Class 2A, Floating Rate Pass Through Ctfs., 2.59%, 09/25/34(h)	3,991,602	3,975,564
Series 2004-UST1, Class A4, Floating Rate Pass Through Ctfs., 2.18%, 08/25/34(h)	1,737,011	1,737,406
Commercial Mortgage Trust, Series 2013-LC6, Class B, Pass Through Ctfs., 3.74%, 01/10/46	3,110,000	3,145,123
Series 2013-THL, Class A2, Floating Rate Pass Through Ctfs., 1.21%, 06/08/30(b)(h)	2,875,000	2,884,427
Series 2014-CR15, Class B, Variable Rate Pass Through Ctfs., 4.87%, 02/10/47(h)	3,000,000	3,271,222

	Principal Amount	Value
Countrywide Asset-Backed Ctfs., Series 2003-1, Class 3A, Floating Rate Pass Through Ctfs., 0.84%, 06/25/33(h)	$175,619	$154,332
Countrywide Home Loans Mortgage Pass Through Trust, Series 2007-13, Class A10, Pass Through Ctfs., 6.00%, 08/25/37	977,979	935,711
Credit Suisse Mortgage Trust, Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.62%, 09/26/34(b)(h)	405,294	407,142
Series 2010-6R, Class 1A1, Pass Through Ctfs., 5.50%, 02/27/37 (Acquired 03/01/10; Cost $ 74,759)(b)	72,582	74,127
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 2A1, Pass Through Ctfs., 5.00%, 11/25/20	354,891	363,306
Series 2006-FA5, Class A3, Pass Through Ctfs., 6.25%, 08/25/36	446,255	374,530
Gallatin CLO III, 2007-1 Ltd., Series 2007-1A, Class A2L, Floating Rate Pass Through Ctfs., 0.57%, 05/15/21(b)(h)	1,133,000	1,105,219
GMAC Mortgage Corporation Loan Trust, Series 2006-AR1, Class 1A1, 2.95%, 04/19/36(h)	1,999,201	1,782,084
GP Portfolio Trust, Series 20014-GPP, Class B, Floating Rate Pass Through Ctfs., 1.45%, 02/15/27(b)(h)	5,000,000	5,010,077
GS Mortgage Securities Trust, Series 2013-GC14, Class B, Variable Rate Pass Through Ctfs., 4.94%, 08/10/46(b)(h)	4,000,000	4,335,798
Hamlet II Ltd. (Cayman Islands), Series 2006-2A, Class A2B, Floating Rate Pass Through Ctfs., 0.56%, 05/11/21(b)(h)	5,000,000	4,770,725
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C, Floating Rate Pass Through Ctfs., 0.61%, 06/20/35(h)	43,800	40,987
Hilton USA Trust, Series 2013-HLT, Class BFX, Pass Through Ctfs., 3.37%, 11/05/30(b)	1,500,000	1,534,109
ING Investment Management CLO II, Ltd. (Cayman Islands), Series 2006-2A, Class A2, Floating Rate Pass Through Ctfs., 0.58%, 08/01/20(b)(h)	5,000,000	4,944,420
Series 2006-2A, Class B, Floating Rate Pass Through Ctfs., 0.64%, 08/01/20(b)(h)	2,718,000	2,641,708
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class B, Variable Rate Pass Through Ctfs., 3.81%, 12/15/47(b)(h)	5,000,000	5,092,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Core Plus Bond Fund

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class AJ, Variable Rate Pass Through Ctfs., 5.57%, 04/15/43(h)	$2,500,000	$2,613,616
Series 2006-LDP8, Class AJ, Variable Rate Pass Through Ctfs., 5.48%, 05/15/45(h)	1,200,000	1,263,893
Series 2006-LDP9, Class A3, Pass Through Ctfs., 5.34%, 05/15/47	888,806	956,831
JP Morgan Mortgage Trust, Series 2005-A3, Class 1A1, Floating Rate Pass Through Ctfs., 5.04%, 06/25/35(h)	2,157,294	2,153,793
Series 2005-A3, Class 6A5, Floating Rate Pass Through Ctfs., 2.54%, 06/25/35(h)	1,945,142	1,960,086
Series 2005-A6, Class 7A1, Floating Rate Pass Through Ctfs., 2.53%, 08/25/35(h)	1,964,943	1,892,479
Series 2007-A4, Class 3A1, Floating Rate Pass Through Ctfs., 5.54%, 06/25/37(h)	2,333,232	2,154,854
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class AM, Pass Through Ctfs., 5.38%, 11/15/38	2,110,000	2,276,194
Series 2005-C7, Class AJ, Variable Pass Through Ctfs., 5.32%, 11/15/40(h)	5,200,000	5,398,559
Series 2006-C7, Class A3, Pass Through Ctfs., 5.35%, 11/15/38	300,000	324,431
Lehman Mortgage Trust, Series 2006-1, Class 3A5, Pass Through Ctfs., 5.50%, 02/25/36	649,454	653,856
Luminent Mortgage Trust, Series 2005-1, Class A1, Floating Rate Pass Through Ctfs., 0.42%, 11/25/35(h)	1,923,365	1,749,075
Merrill Lynch Mortgage Investors Trust, Series 2005-A5, Class A9, Floating Rate Pass Through Ctfs., 2.46%, 06/25/35(h)	4,375,046	4,295,936
Provident Home Equity Loan Trust, Series 2000-2, Class A1, Floating Rate Pass Through Ctfs., 0.70%, 08/25/31(h)	331,796	287,040
Residential Funding Mortgage Sec I Trust, Series 2005-S9, Class A10, Pass Through Ctfs., 6.25%, 12/25/35	2,463,743	2,422,019
Santander Drive Auto Receivables Trust, Series 2011-1, Class D, Pass Through Ctfs., 4.01%, 02/15/17	1,545,000	1,586,186
Sequoia Mortgage Trust, Series 2013-3, Class A1, Variable Rate Pass Through Ctfs., 2.00%, 03/25/43(h)	2,841,215	2,610,321
Series 2013-4, Class A3, Variable Rate Pass Through Ctfs., 1.55%, 04/25/43(h)	2,688,736	2,525,756
Series 2013-6, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 05/25/43(h)	3,636,501	3,561,499
Series 2013-7, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 06/25/43(h)	2,389,763	2,340,474

	Principal Amount	Value
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, Variable Rate Pass Through Ctfs., 3.75%, 07/25/43(b)(h)	$4,148,725	$4,265,184
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A, Pass Through Ctfs., 2.28%, 11/20/25(b)	1,310,570	1,328,182
Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class A2, Floating Rate Pass Through Ctfs., 0.70%, 05/25/35(h)	41,645	38,766
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 4A2, Floating Rate Pass Through Ctfs., 4.87%, 04/25/47(h)	1,005,154	686,124
Structured Asset Investment Loan Trust, Series 2003-BC12, Class 3A, Floating Rate Pass Through Ctfs., 0.90%, 11/25/33(h)	19,475	18,878
Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, Pass Through Ctfs., 6.00%, 12/25/35	714,231	655,950
Symphony CLO II, Ltd. (Cayman Islands), Series 2006-2A, Class A2B, Floating Rate Pass Through Ctfs., 0.56%, 10/25/20(b)(h)	4,545,000	4,421,108
Thornburg Mortgage Securities Trust, Series 2003-6, Class A2, Floating Rate Pass Through Ctfs., 1.16%, 12/25/33(h)	1,747,334	1,623,202
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class C, Variable Rate Pass Through Ctfs., 6.07%, 01/10/45(b)(h)	4,500,000	5,120,208
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.41%, 10/15/44(h)	1,515,000	1,568,449
Series 2005-C21, Class AM, Variable Rate Pass Through Ctfs., 5.41%, 10/15/44(h)	1,680,000	1,755,774
WaMu Mortgage Pass Through Ctfs., Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.40%, 08/25/33(h)	1,478,425	1,536,739
Series 2005-AR10, Class 1A3, Floating Rate Pass Through Ctfs., 2.40%, 09/25/35(h)	525,000	489,609
Series 2005-AR12, Class 1A8, Floating Rate Pass Through Ctfs., 2.33%, 10/25/35(h)	2,512,313	2,456,951
Series 2007-HY2, Class 2A2, Floating Rate Pass Through Ctfs., 2.35%, 11/25/36(h)	1,623,360	1,421,193
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class B, Floating Rate Pass Through Ctfs., 1.50%, 02/15/27(b)(h)	2,500,000	2,500,604

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 2.62%, 07/25/34(h)	$1,176,576	$1,193,183
Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.61%, 12/25/34(h)	1,499,650	1,531,929
Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 5.35%, 08/25/35(h)	1,465,622	1,509,133
Series 2005-AR2, Class 2A2, Floating Rate Pass Through Ctfs., 2.61%, 03/25/35(h)	3,031,258	3,107,533
Series 2007-7, Class A1, Pass Through Ctfs., 6.00%, 06/25/37	2,217,116	2,200,499
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class B, Variable Rate Pass Through Ctfs., 5.82%, 11/15/44(b)(h)	5,000,000	5,760,995
Series 2013-C15, Class B, Variable Rate Pass Through Ctfs., 4.63%, 08/15/46(h)	3,800,000	4,038,045
Series 2013-C16, Class B, Variable Rate Pass Through Ctfs., 5.15%, 07/15/46(h)	3,127,000	3,447,502
Total Asset-Backed Securities (Cost $181,676,062)		185,430,072

U.S. Government Sponsored Agency Mortgage-Backed Securities–24.97%
Collateralized Mortgage Obligations–0.06%
Fannie Mae REMICs, IO 7.00%, 05/25/33	21,237	4,736
Fannie Mae REMICS, IO 6.00%, 07/25/33	22,965	4,511
Federal Deposit Insurance Co. Floating Rate Notes, 0.71%, 02/25/48 (Acquired 03/05/10; Cost $409,586)(b)(h)	393,993	394,222
		403,469

Federal Home Loan Mortgage Corp. (FHLMC)–5.22%
Pass Through Ctfs., 5.50%, 05/01/16 to 07/01/40	6,967,461	7,853,253
6.50%, 05/01/16 to 09/01/36	1,256,298	1,441,177
7.00%, 06/01/16 to 10/01/34	2,416,301	2,788,284
6.00%, 04/01/17 to 02/01/34	594,350	660,339
7.50%, 04/01/17 to 05/01/35	1,117,769	1,343,566
3.50%, 08/01/26	1,871,762	1,986,660
8.50%, 08/01/31	93,370	116,443
8.00%, 08/01/32	77,658	96,107
5.00%, 07/01/34 to 06/01/40	7,195,492	7,983,138
4.50%, 06/01/41	5,007,844	5,411,699
Pass Through Ctfs., ARM, 2.54%, 12/01/36(h)	191,671	206,437
2.69%, 02/01/37(h)	65,224	70,319
2.38%, 05/01/37(h)	484,275	519,566
2.38%, 06/01/43(h)	4,271,702	4,289,824
		34,766,812

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–18.94%
Pass Through Ctfs., 7.50%, 11/01/15 to 08/01/37	$1,381,879	$1,632,770
7.00%, 12/01/15 to 02/01/34	1,037,602	1,221,299
6.50%, 05/01/16 to 01/01/37	407,201	462,561
6.00%, 05/01/17 to 10/01/39	229,527	257,535
5.00%, 03/01/18 to 12/01/39	2,097,126	2,312,214
5.50%, 11/01/18 to 06/01/40	3,023,592	3,373,165
8.00%, 08/01/21 to 04/01/33	170,691	203,096
9.50%, 04/01/30	37,885	44,870
8.50%, 10/01/32	137,532	168,076
Pass Through Ctfs., ARM, 2.33%, 05/01/35(h)	646,716	691,155
2.28%, 01/01/37(h)	358,689	384,257
2.34%, 03/01/38(h)	180,948	193,782
Pass Through Ctfs., TBA, 2.50%, 09/01/29(i)	5,800,000	5,879,750
3.00%, 09/01/29 to 10/01/44(i)	29,600,000	29,546,768
4.00%, 10/01/44(i)	32,500,000	34,339,552
3.50%, 10/01/44(i)	25,500,000	26,184,514
4.50%, 10/01/44(i)	17,800,000	19,182,629
		126,077,993

Government National Mortgage Association (GNMA)–0.75%
Pass Through Ctfs., 7.50%, 06/15/23 to 05/15/32	38,750	42,552
9.00%, 09/15/24 to 10/15/24	21,082	21,176
8.50%, 02/15/25	7,123	7,222
8.00%, 08/15/25 to 09/15/26	72,962	79,928
6.56%, 01/15/27	160,650	182,453
7.00%, 04/15/28 to 09/15/32	441,867	513,795
6.00%, 11/15/28 to 02/15/33	125,608	144,627
6.50%, 01/15/29 to 09/15/34	322,655	369,849
5.50%, 06/15/35	195,363	218,207
5.00%, 07/15/35 to 08/15/35	73,017	80,225
Pass Through Ctfs., ARM, 2.00%, 01/20/25 to 05/20/25(h)	81,152	84,423
3.00%, 06/20/25(h)	10,255	10,660
Pass Through Ctfs., TBA, 4.00%, 09/01/44(i)	3,000,000	3,197,344
		4,952,461
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $163,978,578)		166,200,735

U.S. Treasury Securities–6.76%
U.S. Treasury Bills–0.66%
0.00%, 11/13/14(j)(k)(l)	720,000	719,978
0.03%, 11/13/14(j)(k)(l)	170,000	169,995
0.04%, 11/13/14(j)(k)(l)	225,000	224,993
0.05%, 11/13/14(j)(k)(l)	145,000	144,996
0.06%, 11/13/14(j)(k)(l)	635,000	634,981
0.08%, 11/13/14(j)(k)(l)	475,000	474,985
0.09%, 11/13/14(j)(k)(l)	2,000,000	1,999,940
		4,369,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Core Plus Bond Fund

	Principal Amount	Value
U.S. Treasury Notes–4.87%
1.63%, 07/31/19	$5,671,800	$5,673,353
2.38%, 08/15/24	26,691,400	26,772,373
		32,445,726

U.S. Treasury Bonds–1.23%
3.38%, 05/15/44	7,744,600	8,201,546
Total U.S. Treasury Securities (Cost $44,745,372)		45,017,140

	Shares
Preferred Stocks–1.97%
Asset Management & Custody Banks–0.10%
State Street Corp., Series D, 5.90% Pfd.	25,000	652,500

Diversified Banks–0.32%
Citigroup Inc., Series K, 6.88% Pfd.	39,000	1,052,220
Wells Fargo & Co., 5.85% Pfd.	42,000	1,094,940
		2,147,160

Investment Banking & Brokerage–1.32%
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	78,000	1,909,440
Morgan Stanley, 6.88% Pfd.	85,000	2,295,850
Morgan Stanley, Series E, 7.13% Pfd.	164,000	4,559,200
		8,764,490

Regional Banks–0.11%
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	27,000	747,900

Reinsurance–0.12%
Reinsurance Group of America, Inc., 6.20% Sr. Unsec. Sub. Pfd.	30,000	803,700
Total Preferred Stocks (Cost $12,235,000)		13,115,750

	Principal Amount
Municipal Obligations–1.70%
Florida Hurricane Catastrophe Fund Finance Corp. Series 2013 A, RB, 3.00%, 07/01/20	$1,450,000	1,476,085
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010, Class A, Build America Taxable RB, 6.66%, 04/01/57	550,000	686,428
Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57	500,000	636,465
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.); Series 2012 A, Midwestern Disaster Relief RB, 5.00%, 06/01/39	2,000,000	2,068,040
Puerto Rico (Commonwealth of); Series 2014 A, Unlimited Tax GO Bonds, 8.00%, 07/01/35	1,980,000	1,817,600

	Principal Amount		Value
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB, 6.25%, 12/15/26		$2,000,000	$2,482,040
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, Sr. Lien RB, 5.50%, 01/01/42(m)		2,000,000	2,181,780
Total Municipal Obligations (Cost $10,464,653)			11,348,438

Non-U.S. Dollar Denominated Bonds & Notes–1.14%(n)
Food Distributors–0.03%
Bakkavor Finance 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(b)	GBP	100,000	176,811

Hotels, Resorts & Cruise Lines–0.03%
Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/17	GBP	100,000	177,434

Independent Power Producers & Energy Traders–0.02%
Infinis PLC (United Kingdom), Sr. Sec. Notes, 7.00%, 02/15/19(b)	GBP	100,000	175,566

Other Diversified Financial Services–0.05%
Cabot Financial Luxembourg S.A. (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.38%, 10/01/19(b)	GBP	100,000	185,139
Lowell Group Financing PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 04/01/19(b)	GBP	100,000	183,867
			369,006

Sovereign Debt–1.01%
Brazil Notas do Tesouro Nacional (Brazil), Series F, Sr. Unsec. Notes, 10.00%, 01/01/17	BRL	900,000	399,130
Costa Rica Government International Bond (Costa Rica), Unsec. Bonds, 11.50%, 12/21/22(b)	CRC	90,000,000	177,385
Mexican Bonos (Mexico), Series M, Sr. Unsec. Bonds, 7.75%, 05/29/31	MXN	4,500,000	392,505
Series M20, Sr. Unsec. Bonds, 10.00%, 12/05/24	MXN	1,300,000	132,218
New Zealand Government Bond (New Zealand), Series 423, Sr. Unsec. Bonds, 5.50%, 04/15/23	NZD	6,000,000	5,540,419
Peruvian Government International Bond (Peru), Sr. Unsec. Notes, 8.60%, 08/12/17(b)	PEN	210,000	83,655
			6,725,312
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $7,433,155)			7,624,129

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Core Plus Bond Fund

	Shares	Value
Common Stocks–0.00%
Paper Products–0.00%
NewPage Holdings Inc. (Acquired 07/21/11-08/29/11; Cost $34,248)(b)(o)	160	$15,360

Money Market Funds–1.03%
Liquid Assets Portfolio– Institutional Class(p)	3,424,565	3,424,565
Premier Portfolio– Institutional Class(p)	3,424,565	3,424,565
Total Money Market Funds (Cost $6,849,130)		6,849,130

Options Purchased–0.07%
(Cost $574,223)(q)		446,451
TOTAL INVESTMENTS–116.06% (Cost $745,334,911)		772,598,821
OTHER ASSETS LESS LIABILITIES–(16.06)%		(106,915,788)
NET ASSETS–100.00%		$665,683,033

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
BRL	– Brazilian Real
CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
CRC	– Costa Rican Colon
Ctfs.	– Certificates
Deb.	– Debentures
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GBP	– British Pound
GNMA	– Government National Mortgage Association
GO	– General Obligation
Gtd.	– Guaranteed
IO	– Interest Only
Jr.	– Junior
MXN	– Mexican Peso
NZD	– New Zealand Dollar
PEN	– Peru Nuevo Sol
Pfd.	– Preferred
PIK	– Payment in Kind
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
REMICS	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2014 was $196,066,155, which represented 29.45% of the Fund’s Net Assets.
(c)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Central European Media Enterprises Ltd. Sr. Sec. Gtd. PIK Global Notes	—	15.00%

(d)	Perpetual bond with no specified maturity date.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at August 31, 2014 represented less than 1% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Core Plus Bond Fund

(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2014.
(i)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1N.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(l)	All or a portion of the value was pledged as collateral to cover margin requirements for swap agreement. See Note 1I and Note 4.
(m)	Security subject to the alternative minimum tax.
(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)	Non-income producing security acquired as part of the NewPage Corp. bankruptcy reorganization.
(p)	The money market fund and the Fund are affiliated by having the same investment adviser.
(q)	The table below details options purchased:

Open Over-The-Counter Swaptions Purchased
Description	Currency	Type of Contract	Counterparty	Exercise Rate	Premium Rate	Pay/ Receive Premium Rate	Floating Rate Index	Expiration Date	Notional Value(a)	Value
5 Years Interest Rate Swap	USD	Put	Deutsche Bank	2.15%	0.46%	Pay	3 Month BBA LIBOR	10/30/14	$50,000,000	$62,871
Total Swaptions Purchased – Interest Rate Risk										$62,871

(a)	Notional Value is calculated by multiplying the Number of Contracts by the multiplier.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
EUR versus USD	Put	Deutsche Bank	11/26/14	USD	1.30	EUR	34,500,000	$319,195
GBP versus USD	Put	Deutsche Bank	11/19/14	USD	1.65	GBP	4,800,000	64,385
Total Foreign Currency Options Purchased – Currency Risk								$383,580
Total Options Purchased (Cost $574,223)								$446,451

Abbreviations:

BBA	– British Banker’s Association
EUR	– Euro
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Core Plus Bond Fund

Statement of Assets and Liabilities

August 31, 2014

Assets:
Investments, at value (Cost $738,485,781)	$765,749,691
Investments in affiliated money market funds, at value and cost	6,849,130
Total investments, at value (Cost $745,334,911)	772,598,821
Cash	59,820
Foreign currencies, at value (Cost $283,066)	273,334
Receivable for:
Investments sold	121,107,735
Variation margin — futures	148,060
Variation margin — centrally cleared swap agreements	8,417
Fund shares sold	1,247,986
Dividends and interest	5,569,131
Fund expenses absorbed	38,969
Forward foreign currency contracts outstanding	688,240
Principal paydowns	19,338
Premiums paid on swap agreements — OTC	245,733
Investment for trustee deferred compensation and retirement plans	115,543
Total assets	902,121,127

Liabilities:
Payable for:
Investments purchased	235,029,930
Fund shares reacquired	269,089
Dividends	158,028
Swaps payable — OTC	25,208
Accrued fees to affiliates	302,423
Accrued trustees’ and officers’ fees and benefits	3,821
Accrued other operating expenses	180,288
Trustee deferred compensation and retirement plans	130,211
Unrealized depreciation on swap transactions — OTC	339,096
Total liabilities	236,438,094
Net assets applicable to shares outstanding	$665,683,033

Net assets consist of:
Shares of beneficial interest	$724,126,018
Undistributed net investment income	(360,638)
Undistributed net realized gain (loss)	(85,148,511)
Net unrealized appreciation	27,066,164
$665,683,033

Net Assets:
Class A	$333,640,733
Class B	$11,898,510
Class C	$38,142,349
Class R	$3,554,010
Class Y	$9,699,121
Class R5	$1,494,575
Class R6	$267,253,735

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	30,565,443
Class B	1,090,405
Class C	3,495,817
Class R	325,674
Class Y	887,954
Class R5	137,028
Class R6	24,498,687
Class A:
Net asset value per share	$10.92
Maximum offering price per share
(Net asset value of $10.92 ÷ 95.75%)	$11.40
Class B:
Net asset value and offering price per share	$10.91
Class C:
Net asset value and offering price per share	$10.91
Class R:
Net asset value and offering price per share	$10.91
Class Y:
Net asset value and offering price per share	$10.92
Class R5:
Net asset value and offering price per share	$10.91
Class R6:
Net asset value and offering price per share	$10.91

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Core Plus Bond Fund

Statement of Operations

For the year ended August 31, 2014

Investment income:
Interest	$25,715,626
Dividends (net of foreign withholding taxes of $3)	863,381
Dividends from affiliated money market funds	1,292
Total investment income	26,580,299

Expenses:
Advisory fees	2,673,086
Administrative services fees	167,896
Custodian fees	72,639
Distribution fees:
Class A	799,732
Class B	137,899
Class C	336,530
Class R	15,131
Transfer agent fees — A, B, C, R and Y	831,386
Transfer agent fees — R5	819
Transfer agent fees — R6	750
Trustees’ and officers’ fees and benefits	42,267
Other	372,650
Total expenses	5,450,785
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(853,513)
Net expenses	4,597,272
Net investment income	21,983,027

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	14,356,851
Foreign currencies	174,839
Forward foreign currency contracts	(1,008,274)
Futures contracts	(8,563,040)
Option contracts written	55,562
Swap agreements	(1,897,648)
3,118,290
Change in net unrealized appreciation (depreciation) of:
Investment securities	27,755,590
Foreign currencies	(11,058)
Forward foreign currency contracts	693,500
Futures contracts	323,048
Swap agreements	(230,334)
28,530,746
Net realized and unrealized gain	31,649,036
Net increase in net assets resulting from operations	$53,632,063

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Core Plus Bond Fund

Statement of Changes in Net Assets

For the years ended August 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$21,983,027	$16,523,223
Net realized gain	3,118,290	5,207,319
Change in net unrealized appreciation (depreciation)	28,530,746	(33,872,114)
Net increase (decrease) in net assets resulting from operations	53,632,063	(12,141,572)

Distributions to shareholders from net investment income:
Class A	(13,587,195)	(10,265,479)
Class B	(483,748)	(483,301)
Class C	(1,171,456)	(953,544)
Class R	(120,792)	(95,262)
Class Y	(124,974)	(141,229)
Class R5	(75,598)	(498,139)
Class R6	(10,148,675)	(5,578,061)
Total distributions from net investment income	(25,712,438)	(18,015,015)

Share transactions–net:
Class A	(6,017,746)	46,603,321
Class B	(4,652,287)	(5,686,495)
Class C	778,537	(32,154)
Class R	592,575	(335,712)
Class Y	8,120,874	(4,179,243)
Class R5	(547,261)	(167,831,897)
Class R6	71,556,506	195,283,747
Net increase in net assets resulting from share transactions	69,831,198	63,821,567
Net increase in net assets	97,750,823	33,664,980

Net assets:
Beginning of year	567,932,210	534,267,230
End of year (includes undistributed net investment income of $(360,638) and $943,304, respectively)	$665,683,033	$567,932,210

Notes to Financial Statements

August 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for

30                         Invesco Core Plus Bond Fund

unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

31                         Invesco Core Plus Bond Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (‘uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (FCM) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a Fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront

32                         Invesco Core Plus Bond Fund

payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2014 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time, or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts

33                         Invesco Core Plus Bond Fund

are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar rolls transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

O.	Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
P.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
Q.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

34                         Invesco Core Plus Bond Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.45%
Next $500 million	0.425%
Next $1.5 billion	0.40%
Next $2.5 billion	0.375%
Over $5 billion	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective January 1, 2014, the Adviser has contractually agreed, through at least December 31, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.84%, 1.59%, 1.59%, 1.09%, 0.59%, 0.59% and 0.59%, respectively, of average daily net assets. Prior to January 1, 2014, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.50%, 1.50%, 1.00%, 0.50%, 0.50% and 0.50%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2014. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2014, the Adviser waived advisory fees of $98,611 and reimbursed class level expenses of $645,134, $27,810, $67,869, $6,103, $5,879, $470 and $264 of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2014, IDI advised the Fund that IDI retained $86,894 in front-end sales commissions from the sale of Class A shares and $2,699, $14,460 and $6,150 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

35                         Invesco Core Plus Bond Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$19,964,880	$15,360	$—	$19,980,240
U.S. Treasury Securities	—	45,017,140	—	45,017,140
U.S. Government Sponsored Agency Securities	—	166,200,735	—	166,200,735
Corporate Debt Securities	—	319,384,041	0	319,384,041
Asset-Backed Securities	—	185,430,072	—	185,430,072
Municipal Obligations	—	11,348,438	—	11,348,438
Foreign Debt Securities	—	898,817	—	898,817
Foreign Sovereign Debt Securities	—	23,892,887	—	23,892,887
Options Purchased	—	446,451	—	446,451
	19,964,880	752,633,941	0	772,598,821
Forward Foreign Currency Contracts*	—	688,240	—	688,240
Futures Contracts*	(276,351)	—	—	(276,351)
Swap Agreements*	—	(596,748)	—	(596,748)
Total Investments	$19,688,529	$752,725,433	$0	$772,413,962

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)(b)	$—	$(596,748)
Currency risk:
Forward foreign currency contracts(c)	1,318,318	(630,078)
Options purchased(d)	383,580	—
Interest rate risk:
Futures contracts(e)	228,076	(504,427)
Options purchased(d)	62,871	—
Total	$1,992,845	$(1,731,253)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap transactions – OTC.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.
(c)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.
(d)	Options purchased at value as reported in the Schedule of Investments.
(e)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

36                         Invesco Core Plus Bond Fund

Effect of Derivative Investments for the year ended August 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Options Written(a)
Realized Gain (Loss):
Credit risk	$—	$—	$(1,897,648)	$55,562
Currency risk	—	(1,008,274)	—	—
Interest rate risk	(8,563,040)	—	—	—
Change in Unrealized Appreciation (Depreciation):
Credit risk	—	—	(230,334)	—
Currency risk	—	693,500	—	—
Interest rate risk	323,048	—	—	—
Total	$(8,239,992)	$(314,774)	$(2,127,982)	$55,562

(a)	Options purchased are included in the net realized gain from investment securities and net change in unrealized appreciation on investment securities.

The table below summarizes the twelve month average notional value of futures contracts, forward foreign currency contracts and swap agreements, the three month average notional value of swaptions purchased and the one month average notional value of swaptions written and currency options purchased during the period.

	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Swaptions Purchased	Swaptions Written	Currency Options Purchased
Average notional value	$173,539,143	$33,909,667	$96,000,000	$100,000,000	$24,000,000	$53,301,960

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/02/14	Citigroup Global Markets Inc.	EUR	260,847	USD	354,952	$342,759	$12,193
09/02/14	Citigroup Global Markets Inc.	USD	348,867	EUR	260,847	342,759	(6,108)
09/02/14	RBC Capital Markets Corp.	GBP	416,000	USD	694,639	690,619	4,020
09/02/14	RBC Capital Markets Corp.	USD	688,205	GBP	416,000	690,619	2,414
09/12/14	Deutsche Banc	CHF	7,348,832	USD	8,243,111	8,005,584	237,527
09/12/14	Deutsche Banc	NOK	33,242,608	USD	5,506,296	5,360,659	145,637
09/12/14	Deutsche Banc	USD	5,600,000	NOK	33,242,608	5,360,659	(239,341)
09/22/14	Deutsche Banc	AUD	12,300,000	USD	11,437,499	11,468,343	(30,844)
09/22/14	Deutsche Banc	USD	5,584,146	AUD	6,000,000	5,594,314	10,168
09/22/14	Deutsche Banc	USD	5,482,781	MXN	71,759,730	5,473,831	(8,950)
10/07/14	Citigroup Global Markets Inc.	EUR	8,500,000	USD	11,427,085	11,171,189	255,896
10/07/14	Citigroup Global Markets Inc.	GBP	180,000	USD	308,716	298,734	9,982
10/07/14	Citigroup Global Markets Inc.	NZD	13,048,842	USD	11,325,351	10,873,775	451,576
10/07/14	Citigroup Global Markets Inc.	USD	13,633,461	EUR	10,325,000	13,569,709	(63,752)
10/07/14	Citigroup Global Markets Inc.	USD	93,770	GBP	55,914	92,796	(974)
10/07/14	Citigroup Global Markets Inc.	USD	5,777,508	NZD	6,600,000	5,499,868	(277,640)
10/07/14	Deutsche Banc	EUR	6,325,000	USD	8,500,879	8,312,679	188,200
10/24/14	RBC Capital Markets Corp.	CAD	53,276	USD	49,522	48,935	587
10/24/14	RBC Capital Markets Corp.	USD	43,623	CAD	47,621	43,741	118
12/15/14	RBC Capital Markets Corp.	GBP	430,000	USD	710,695	713,164	(2,469)
Total forward foreign currency contracts – Currency Risk							$688,240

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc

EUR	– Euro
GBP	– British Pound Sterling
MXN	– Mexican Peso

NOK	– Norwegian Krone
NZD	– New Zealand Dollar
USD	– United States Dollar

37                         Invesco Core Plus Bond Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 5 Year Treasury Notes	Long	578	December-2014	$68,687,172	$201,966
U.S. 10 Year Treasury Notes	Short	383	December-2014	(48,174,219)	26,110
U.S. Long Bond	Short	380	December-2014	(53,235,625)	(380,813)
U.S. Ultra Bond	Short	112	December-2014	(17,416,000)	(123,614)
Total Futures Contracts – Interest Rate Risk					$(276,351)

Options Written Transactions
	Call Option Contracts		Put Option Contracts
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Beginning of period	—	$—	—	$—
Written	12,000	48,690	12,000	40,169
Closed	(12,000)	(48,690)	(12,000)	(40,169)
Exercised	—	—	—	—
Expired	—	—	—	—
End of period	—	$—	—	$—

Open Centrally Cleared Credit Default Swap Agreements
Counterparty/Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Markit CDX North America Investment Grade Index	Buy	(1.00)%	06/20/19	0.57%	$(75,000,000)	$(1,359,060)	$(257,652)
Total Credit Default Swap Agreements – Credit Risk							$(1,359,060)	$(257,652)

Abbreviations:

CME	– Chicago Mercantile Exchange

Open Over-The-Counter Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC	Citigroup Inc.	Buy	(1.00)%	06/20/17	0.39%	$(5,500,000)	$245,733	$(339,096)
Total Credit Default Swap Agreements – Credit Risk							$245,733	$(339,096)

(a)	Implied credit spreads represent the current level as of August 31, 2014 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

38                         Invesco Core Plus Bond Fund

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of August 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Bank of America Securities LLC(a)	$228,076	$(228,076)	$—	$—	$—	$—
Bank of America Securities LLC(b)	245,733	(245,733)	—	—	—	—
Citigroup Global Markets Inc.(c)	729,647	(348,474)	381,173	—	—	381,173
Deutsche Banc(c)	581,532	(279,135)	302,397	—	—	302,397
RBC Capital Markets Corp.(c)	7,139	(2,469)	4,670	—	—	4,670
Total	$1,792,127	$(1,103,887)	$688,240	$—	$—	$688,240

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets & Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Bank of America Securities LLC(a)	$504,427	$(228,076)	$276,351	$(276,351)	$—	$—
Bank of America Securities LLC(b)	364,304	(245,733)	118,571	(118,571)	—	—
Citigroup Global Markets Inc.(c)	348,474	(348,474)	—	—	—	—
Credit Suisse Securities (USA) LLC(d)	1,616,712	—	1,616,712	(1,616,712)	—	—
Deutsche Banc(c)	279,135	(279,135)	—	—	—	—
RBC Capital Markets Corp.(c)	2,469	(2,469)	—	—	—	—
Total	$3,115,521	$(1,103,887)	$2,011,634	$(2,011,634)	$—	$—

(a)	Futures contracts Counterparty. Includes cumulative appreciation (depreciation).
(b)	Swap agreements — OTC Counterparty.
(c)	Forward foreign currency contracts Counterparty.
(d)	Swap agreements — centrally cleared Counterparty. Includes cumulative appreciation (depreciation).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,373.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

39                         Invesco Core Plus Bond Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2014 and 2013:

	2014	2013
Ordinary income	$25,712,438	$18,015,015

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$179,560
Net unrealized appreciation — investments	26,869,592
Net unrealized appreciation (depreciation) — other investments	(609,636)
Temporary book/tax differences	(327,960)
Post-October deferrals	(1,402,860)
Capital loss carryforward	(83,151,681)
Shares of beneficial interest	724,126,018
Total net assets	$665,683,033

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences and mortgage-backed dollar rolls.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2016	$80,979,897	$—	$80,979,897
Not subject to expiration	2,171,784	—	2,171,784
	$83,151,681	$—	$83,151,681

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2014 was $2,562,922,615 and $2,470,775,294, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $194,796,138 and $204,366,084, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$29,519,443
Aggregate unrealized (depreciation) of investment securities	(2,649,851)
Net unrealized appreciation of investment securities	$26,869,592

Cost of investments for tax purposes is $745,729,229.

40                         Invesco Core Plus Bond Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of mortgage-backed dollar rolls, bond premium amortization and swap income, on August 31, 2014, undistributed net investment income was increased by $2,425,469 and undistributed net realized gain (loss) was decreased by $2,425,469. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	5,936,190	$63,761,071	11,443,179	$124,770,153
Class B	119,540	1,281,173	259,725	2,842,268
Class C	1,227,666	13,233,897	1,644,469	17,949,741
Class R	78,626	845,313	97,728	1,065,927
Class Y	984,592	10,675,204	342,319	3,760,180
Class R5	28,631	306,446	302,401	3,240,211
Class R6(b)	6,811,615	73,005,951	17,635,417	193,142,924

Issued as reinvestment of dividends:
Class A	1,199,252	12,892,430	816,836	8,849,484
Class B	41,100	441,232	37,163	403,488
Class C	101,712	1,092,648	74,719	809,654
Class R	11,219	120,554	8,695	94,324
Class Y	9,882	106,881	4,187	45,485
Class R5	6,921	74,217	8,502	92,331
Class R6	944,113	10,147,976	515,819	5,577,578

Automatic conversion of Class B shares to Class A shares:
Class A	224,452	2,413,768	311,678	3,391,634
Class B	(224,505)	(2,413,768)	(311,701)	(3,391,634)

Reacquired:
Class A	(7,964,908)	(85,085,015)	(8,373,749)	(90,407,950)
Class B	(370,860)	(3,960,924)	(512,456)	(5,540,617)
Class C	(1,270,424)	(13,548,008)	(1,749,709)	(18,791,549)
Class R	(35,142)	(373,292)	(138,164)	(1,495,963)
Class Y	(246,283)	(2,661,211)	(731,992)	(7,984,908)
Class R5	(86,919)	(927,924)	(15,607,029)	(171,164,439)
Class R6	(1,086,134)	(11,597,421)	(322,143)	(3,436,755)
Net increase in share activity	6,440,336	$69,831,198	5,755,894	$63,821,567

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 40% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.
(b)	Commencement date of September 24, 2012.

41                         Invesco Core Plus Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/14	$10.41	$0.39	$0.58	$0.97	$(0.46)	$—	$(0.46)	$10.92	9.44%	$333,641	0.81	%(d)	1.03	%(d)	3.62	%(d)	398%
Year ended 08/31/13	10.95	0.31	(0.51)	(0.20)	(0.34)	—	(0.34)	10.41	(1.92)	324,537	0.73		0.99		2.86		252
Year ended 08/31/12	10.60	0.37	0.44	0.81	(0.44)	(0.02)	(0.46)	10.95	7.86	295,311	0.74		1.01		3.44		297
Year ended 08/31/11	10.75	0.35	(0.03)	0.32	(0.32)	(0.15)	(0.47)	10.60	3.10	225,417	0.75		1.20		3.27		138
Year ended 08/31/10	10.29	0.37	0.65	1.02	(0.49)	(0.07)	(0.56)	10.75	10.26	7,219	0.87		5.61		3.55		78
Class B
Year ended 08/31/14	10.41	0.31	0.57	0.88	(0.38)	—	(0.38)	10.91	8.53	11,899	1.56	(d)	1.78	(d)	2.87	(d)	398
Year ended 08/31/13	10.95	0.23	(0.51)	(0.28)	(0.26)	—	(0.26)	10.41	(2.66)	15,876	1.48		1.74		2.11		252
Year ended 08/31/12	10.60	0.29	0.44	0.73	(0.36)	(0.02)	(0.38)	10.95	7.06	22,465	1.49		1.76		2.69		297
Year ended 08/31/11	10.74	0.27	(0.02)	0.25	(0.24)	(0.15)	(0.39)	10.60	2.43	24,401	1.50		1.95		2.52		138
Year ended 08/31/10	10.29	0.29	0.64	0.93	(0.41)	(0.07)	(0.48)	10.74	9.34	954	1.62		6.36		2.80		78
Class C
Year ended 08/31/14	10.41	0.31	0.57	0.88	(0.38)	—	(0.38)	10.91	8.53	38,142	1.56	(d)	1.78	(d)	2.87	(d)	398
Year ended 08/31/13	10.94	0.23	(0.50)	(0.27)	(0.26)	—	(0.26)	10.41	(2.56)	35,770	1.48		1.74		2.11		252
Year ended 08/31/12	10.60	0.29	0.44	0.73	(0.37)	(0.02)	(0.39)	10.94	6.96	37,950	1.49		1.76		2.69		297
Year ended 08/31/11	10.74	0.27	(0.02)	0.25	(0.24)	(0.15)	(0.39)	10.60	2.43	33,476	1.50		1.95		2.52		138
Year ended 08/31/10	10.29	0.29	0.64	0.93	(0.41)	(0.07)	(0.48)	10.74	9.34	844	1.62		6.36		2.80		78
Class R
Year ended 08/31/14	10.41	0.36	0.57	0.93	(0.43)	—	(0.43)	10.91	9.07	3,554	1.06	(d)	1.28	(d)	3.37	(d)	398
Year ended 08/31/13	10.95	0.28	(0.51)	(0.23)	(0.31)	—	(0.31)	10.41	(2.16)	2,820	0.98		1.24		2.61		252
Year ended 08/31/12	10.60	0.34	0.44	0.78	(0.41)	(0.02)	(0.43)	10.95	7.59	3,313	0.99		1.26		3.19		297
Year ended 08/31/11	10.74	0.32	(0.02)	0.30	(0.29)	(0.15)	(0.44)	10.60	2.94	2,301	1.00		1.45		3.02		138
Year ended 08/31/10	10.29	0.34	0.64	0.98	(0.46)	(0.07)	(0.53)	10.74	9.88	153	1.12		5.86		3.30		78
Class Y
Year ended 08/31/14	10.42	0.42	0.56	0.98	(0.48)	—	(0.48)	10.92	9.61	9,699	0.56	(d)	0.78	(d)	3.87	(d)	398
Year ended 08/31/13	10.95	0.34	(0.50)	(0.16)	(0.37)	—	(0.37)	10.42	(1.58)	1,456	0.48		0.74		3.11		252
Year ended 08/31/12	10.60	0.39	0.45	0.84	(0.47)	(0.02)	(0.49)	10.95	8.12	5,753	0.49		0.76		3.69		297
Year ended 08/31/11	10.74	0.37	(0.01)	0.36	(0.35)	(0.15)	(0.50)	10.60	3.46	5,234	0.50		0.95		3.52		138
Year ended 08/31/10	10.29	0.40	0.63	1.03	(0.51)	(0.07)	(0.58)	10.74	10.43	144	0.62		5.36		3.80		78
Class R5
Year ended 08/31/14	10.40	0.41	0.58	0.99	(0.48)	—	(0.48)	10.91	9.72	1,495	0.56	(d)	0.60	(d)	3.87	(d)	398
Year ended 08/31/13	10.94	0.34	(0.51)	(0.17)	(0.37)	—	(0.37)	10.40	(1.68)	1,960	0.48		0.56		3.11		252
Year ended 08/31/12	10.60	0.39	0.44	0.83	(0.47)	(0.02)	(0.49)	10.94	8.03	169,474	0.49		0.56		3.69		297
Year ended 08/31/11	10.74	0.37	(0.01)	0.36	(0.35)	(0.15)	(0.50)	10.60	3.46	166,656	0.50		0.66		3.52		138
Year ended 08/31/10	10.29	0.40	0.64	1.04	(0.52)	(0.07)	(0.59)	10.74	10.43	115	0.62		5.29		3.80		78
Class R6
Year ended 08/31/14	10.41	0.42	0.56	0.98	(0.48)	—	(0.48)	10.91	9.64	267,254	0.54	(d)	0.56	(d)	3.89	(d)	398
Year ended 08/31/13(e)	10.97	0.32	(0.54)	(0.22)	(0.34)	—	(0.34)	10.41	(2.07)	185,513	0.48	(f)	0.54	(f)	3.11	(f)	252

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $390,261,951 and sold of $29,803,473 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $319,893, $13,790, $33,653, $3,026, $2,915, $1,681 and $224,591 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012 for Class R6 shares.
(f)	Annualized.

42                         Invesco Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Core Plus Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2014

Houston, Texas

43                         Invesco Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,037.30	$4.31	$1,020.97	$4.28	0.84%
B	1,000.00	1,032.50	8.15	1,017.19	8.08	1.59
C	1,000.00	1,032.50	8.15	1,017.19	8.08	1.59
R	1,000.00	1,035.10	5.59	1,019.71	5.55	1.09
Y	1,000.00	1,037.70	3.03	1,022.23	3.01	0.59
R5	1,000.00	1,038.60	3.03	1,022.23	3.01	0.59
R6	1,000.00	1,038.80	2.88	1,022.38	2.85	0.56

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2014 through August 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

44                         Invesco Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Core Plus Bond Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that only four calendar years of comparative performance data was available for the Fund. The Board compared the Fund’s performance during the past one, three and four calendar years to the performance of funds in the Lipper performance universe and against the Lipper Core Plus Bond Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year

45                         Invesco Core Plus Bond Fund

period, the third quintile for the three year period and the fourth quintile for the four year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the Index for the three and four year periods. The Board noted that the Fund had merged with another fund in 2011 and achieved sufficient assets to implement fully the “plus” factors of investing in emerging market and high yield bonds. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2014 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds and client accounts advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advised other funds, but do advise other client accounts using an investment process substantially similar to the investment process used for the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each

Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

46                         Invesco Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	3.42%
Corporate Dividends Received Deduction*	3.42%
U.S. Treasury Obligations*	3.29%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

47                         Invesco Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			141	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			141	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	141	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	141	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	141	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	141	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			141	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			141	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	141	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	141	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	141	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Core Plus Bond Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	CPB-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders August 31, 2014

Invesco Equally-Weighted S&P 500 Fund

Nasdaq:
A: VADAX ■ B: VADBX ■ C: VADCX ■ R: VADRX ■ Y: VADDX ■ R6: VADFX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
17 Financial Statements
19 Notes to Financial Statements
27 Financial Highlights
28 Auditor's Report
29 Fund Expenses
30 Approval of Investment Advisory and Sub-Advisory Contracts
32 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger

US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies remained relatively stagnant. During the reporting period, high unemployment persisted, worries about potential deflation grew, and uncertainty about Russian-Ukrainian tensions weighed on European markets.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by clicking the “Intentional Investing Forum” link on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Equally-Weighted S&P 500 Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Equally-Weighted S&P 500 Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2014, Invesco Equally-Weighted S&P 500 Fund, at net asset value, performed in line with its broad market index, the S&P 500 Index, and outperformed its peer group index, the Lipper Multi-Cap Core Funds Index. The Fund seeks total return through growth of capital and current income. The consumer discretionary, energy, financials, health care, industrials and information technology (IT) sectors contributed the most to the Fund’s overall positive performance for the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/13 to 8/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	25.64%
Class B Shares	24.70
Class C Shares	24.73
Class R Shares	25.35
Class Y Shares	25.95
Class R6 Shares	26.05
S&P 500 Index▼ (Broad Market Index)	25.25
S&P 500 Equal Weight Index▼ (Style-Specific Index)	26.47
Lipper Multi-Cap Core Funds Index■ (Peer Group Index)	23.05

Source(s): ▼FactSet Research Systems, Inc.; ¢Lipper Inc.

How we invest

The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies. The Fund generally invests in each stock included in the S&P 500 Index in approximately equal proportions. This approach differs from the S&P 500 Index because stocks in the S&P 500 Index are represented in proportion to their market value, or market capitalization. For example, the 50 largest companies in the S&P 500 Index represent approximately 50% of the S&P 500 Index’s value; however, these same 50 companies represent roughly 10% of the Fund’s value. The Fund may invest in foreign securities represented in the S&P 500 Index, including depositary receipts. The sale of a security by the Fund is a function of Standard & Poor’s either adding a stock to the S&P 500 Index or deleting a stock from the index. Securities that are added to or deleted from the Fund are driven by changes to the S&P 500 Index, not by a stock selection model.

Market conditions and your Fund

US equity market indexes generally rose during the fiscal year ended August 31,

2014. Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively positive. However, the fiscal year began amid uncertainty created by a two-week federal government shutdown. Despite this and the announcement by the US Federal Reserve (the Fed) in December that it would begin reducing the scope of its asset purchase program in early 2014, US equities rallied through the end of 2013. The market turned volatile in the first months of 2014 as investors began to worry that stocks may have risen too far, too fast. While political upheaval in Ukraine and signs of economic sluggishness in the US and China contributed to investor uncertainty, economic data remained strong enough that the Fed continued to reduce its asset purchase program on schedule. The continued “good but not great” economic environment and historically low interest rates generally led stocks higher throughout the end of the fiscal year.

    The Fund stayed true to its process by maintaining balanced exposure to all constituents of the S&P 500 Index. On an absolute basis, all sectors posted positive returns for the reporting period. Sectors that contributed most to overall Fund performance were the consumer discretionary, energy, financials, health care, industrials, and IT sectors. The telecommunication services sector contributed the least to the Fund’s overall positive performance.

    One of our best performing stocks during the fiscal year was Forest Laboratories. The pharmaceutical company announced

Portfolio Composition

By sector

Consumer Discretionary	17.2%
Financials	16.2
Information Technology	12.8
Industrials	12.5
Health Care	11.1
Energy	8.3
Consumer Staples	7.8
Utilities	6.1
Materials	5.7
Telecommunication Services	1.2
Money Market Funds
Plus Other Assets Less Liabilities	1.1

Top 10 Equity Holdings

1.	Gilead Sciences, Inc.	0.3%
2.	Tenet Healthcare Corp.	0.3
3.	Monster Beverage Corp.	0.3
4.	Vertex Pharmaceuticals Inc.	0.2
5.	Edwards Lifesciences Corp.	0.2
6.	Williams Cos., Inc. (The)	0.2
7.	PetSmart, Inc.	0.2
8.	Southwest Airlines Co.	0.2
9.	Frontier Communications Corp.	0.2
10.	Covidien PLC	0.2

Total Net Assets	$3.0 billion

Total Number of Holdings*	502

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Equally-Weighted S&P 500 Fund

in February, 2014 that it was being acquired by Actavis in a $25 billion deal.

Also contributing to the Fund’s positive performance was information technology company Micron Technology. The company announced strong revenue and earnings improvements toward the end of the fiscal year.

Several Fund holdings in the consumer staples sector struggled during the reporting period, including Whole Foods Market. The company delivered disappointing earnings during the fiscal year which caused a drop in its share price. Also lagging was retailer Coach.

The largest detractor from Fund performance for the reporting period was Avon Products.

During the reporting period, the Fund invested in S&P 500 futures contracts, a derivative instrument, to gain exposure to the equity market. These futures contracts added to the Fund’s performance.

We welcome new investors who joined the Fund during the fiscal year and thank all of our shareholders for your investment in Invesco Equally-Weighted S&P 500 Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500
Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally- Weighted S&P 500
Fund. He joined Invesco in 1995. Mr. Murphy earned a BA in business administration from the University of Massachusetts Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally- Weighted S&P 500
Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally- Weighted S&P 500
Fund. He joined Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500 Fund. She joined Invesco in
1988. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

5                         Invesco Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/04

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500 Index.
■	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core funds tracked by Lipper.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Equally-Weighted S&P 500 Fund

Average Annual Total Returns

As of 8/31/14, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	8.48%
10 Years	9.45
5 Years	17.29
1 Year	18.74

Class B Shares
Inception (12/1/87)	11.44%
10 Years	9.41
5 Years	17.52
1 Year	19.70

Class C Shares
Inception (7/28/97)	8.04%
10 Years	9.26
5 Years	17.74
1 Year	23.73

Class R Shares
Inception (3/31/08)	11.04%
5 Years	18.32
1 Year	25.35

Class Y Shares
Inception (7/28/97)	9.11%
10 Years	10.34
5 Years	18.91
1 Year	25.95

Class R6 Shares
10 Years	10.14%
5 Years	18.76
1 Year	26.05

Average Annual Total Returns

As of 6/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	8.46%
10 Years	8.74
5 Years	20.26
1 Year	19.53

Class B Shares
Inception (12/1/87)	11.44%
10 Years	8.70
5 Years	20.52
1 Year	20.57

Class C Shares
Inception (7/28/97)	8.02%
10 Years	8.55
5 Years	20.72
1 Year	24.58

Class R Shares
Inception (3/31/08)	11.05%
5 Years	21.32
1 Year	26.19

Class Y Shares
Inception (7/28/97)	9.09%
10 Years	9.63
5 Years	21.92
1 Year	26.84

Class R6 Shares
10 Years	9.41%
5 Years	21.75
1 Year	26.86

Effective June 1, 2010, Class A, Class B, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Equally-Weighted S&P 500 Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R6 shares was 0.57%, 1.32%, 1.32%, 0.82%, 0.32% and 0.28%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                         Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of August 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors.

Principal risks of investing in the Fund

■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Equity risk. Equity risk is the risk that the value of securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests, either directly or through derivative instruments. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities held by the Fund; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities held by the Fund. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Indexing risk. The Fund is operated as a passively managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. The Fund’s ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales, and also depends to some extent on the size of the Fund’s portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the Index are valued.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

continued on page 6

8                         Invesco Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

August 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–98.93%
Advertising–0.39%
Interpublic Group of Cos., Inc. (The)	289,845	$5,660,673
Omnicom Group Inc.	80,725	5,813,007
		11,473,680

Aerospace & Defense–2.06%
Boeing Co. (The)	42,855	5,434,014
General Dynamics Corp.	47,585	5,864,851
Honeywell International Inc.	60,459	5,757,511
L-3 Communications Holdings, Inc.	45,152	4,964,462
Lockheed Martin Corp.	34,560	6,013,440
Northrop Grumman Corp.	46,931	5,970,562
Precision Castparts Corp.	21,342	5,208,729
Raytheon Co.	58,694	5,654,580
Rockwell Collins, Inc.	71,428	5,498,527
Textron Inc.	143,892	5,467,896
United Technologies Corp.	48,542	5,241,565
		61,076,137

Agricultural & Farm Machinery–0.18%
Deere & Co.	62,664	5,269,416

Agricultural Products–0.22%
Archer-Daniels-Midland Co.	129,318	6,447,796

Air Freight & Logistics–0.77%
C.H. Robinson Worldwide, Inc.	91,426	6,240,739
Expeditors International of Washington, Inc.	126,916	5,241,631
FedEx Corp.	40,417	5,976,866
United Parcel Service, Inc.–Class B	56,114	5,461,575
		22,920,811

Airlines–0.43%
Delta Air Lines, Inc.	144,479	5,718,479
Southwest Airlines Co.	215,565	6,900,235
		12,618,714

Aluminum–0.22%
Alcoa Inc.	390,452	6,485,408

Apparel Retail–1.08%
Gap, Inc. (The)	137,940	6,365,931
L Brands, Inc.	98,855	6,311,892
Ross Stores, Inc.	84,466	6,370,426
TJX Cos., Inc. (The)	103,474	6,168,085
Urban Outfitters, Inc.(b)	169,133	6,729,802
		31,946,136

Apparel, Accessories & Luxury Goods–1.35%
Coach, Inc.	144,002	5,303,594
Fossil Group, Inc.(b)	53,262	5,394,908
Michael Kors Holdings Ltd.(b)	60,375	4,837,245
PVH Corp.	48,663	5,680,919

	Shares	Value
Apparel, Accessories & Luxury Goods–(continued)
Ralph Lauren Corp.	36,923	$6,247,371
Under Armour, Inc.–Class A(b)	98,580	6,738,929
VF Corp.	91,975	5,897,437
		40,100,403

Application Software–1.02%
Adobe Systems Inc.(b)	84,845	6,100,355
Autodesk, Inc.(b)	104,504	5,605,595
Citrix Systems, Inc.(b)	89,042	6,256,091
Intuit Inc.	71,773	5,970,078
salesforce.com, inc.(b)	104,388	6,168,287
		30,100,406

Asset Management & Custody Banks–2.04%
Affiliated Managers Group, Inc.(b)	28,891	6,100,335
Ameriprise Financial, Inc.	48,852	6,143,627
Bank of New York Mellon Corp. (The)	160,332	6,281,808
BlackRock, Inc.	18,320	6,055,310
Franklin Resources, Inc.	101,948	5,762,101
Invesco Ltd.(c)	152,238	6,217,400
Legg Mason, Inc.	114,186	5,631,653
Northern Trust Corp.	91,132	6,320,004
State Street Corp.	85,562	6,163,031
T. Rowe Price Group Inc.	69,272	5,610,686
		60,285,955

Auto Parts & Equipment–0.57%
BorgWarner, Inc.	87,060	5,414,262
Delphi Automotive PLC (United Kingdom)	83,385	5,801,928
Johnson Controls, Inc.	114,209	5,574,541
		16,790,731

Automobile Manufacturers–0.39%
Ford Motor Co.	342,352	5,960,348
General Motors Co.	159,117	5,537,272
		11,497,620

Automotive Retail–0.81%
AutoNation, Inc.(b)	102,482	5,559,648
AutoZone, Inc.(b)	10,837	5,839,409
CarMax, Inc.(b)	128,294	6,722,606
O’Reilly Automotive, Inc.(b)	37,911	5,913,358
		24,035,021

Biotechnology–1.59%
Alexion Pharmaceuticals, Inc.(b)	34,625	5,861,666
Amgen Inc.	48,860	6,810,107
Biogen Idec Inc.(b)	18,289	6,273,859
Celgene Corp.(b)	70,870	6,734,067
Gilead Sciences, Inc.(b)	70,234	7,555,774
Regeneron Pharmaceuticals, Inc.(b)	18,510	6,488,125
Vertex Pharmaceuticals Inc.(b)	77,144	7,218,364
		46,941,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Brewers–0.20%
Molson Coors Brewing Co.–Class B	79,592	$5,885,828

Broadcasting–0.60%
CBS Corp.–Class B	93,785	5,560,513
Discovery Communications, Inc.– Class A(b)	72,946	3,189,199
Discovery Communications, Inc.– Class C(b)	72,946	3,134,490
Scripps Networks Interactive Inc.–Class A	73,257	5,839,315
		17,723,517

Building Products–0.38%
Allegion PLC	101,076	5,198,339
Masco Corp.	259,467	6,089,690
		11,288,029

Cable & Satellite–0.81%
Cablevision Systems Corp.–Class A	333,100	6,165,681
Comcast Corp.–Class A	108,049	5,913,522
DIRECTV(b)	68,247	5,899,953
Time Warner Cable Inc.	39,851	5,895,158
		23,874,314

Casinos & Gaming–0.18%
Wynn Resorts Ltd.	28,197	5,438,637

Coal & Consumable Fuels–0.35%
CONSOL Energy Inc.	123,005	4,954,641
Peabody Energy Corp.	337,663	5,362,089
		10,316,730

Commodity Chemicals–0.22%
LyondellBasell Industries N.V.–Class A	57,288	6,550,883

Communications Equipment–1.12%
Cisco Systems, Inc.	229,529	5,735,930
F5 Networks, Inc.(b)	50,483	6,269,484
Harris Corp.	74,606	5,326,122
Juniper Networks, Inc.	230,556	5,346,594
Motorola Solutions, Inc.	84,896	5,042,822
QUALCOMM, Inc.	71,663	5,453,554
		33,174,506

Computer & Electronics Retail–0.43%
Best Buy Co., Inc.	197,952	6,312,689
GameStop Corp. –Class A	153,267	6,467,868
		12,780,557

Construction & Engineering–0.58%
Fluor Corp.	73,021	5,395,522
Jacobs Engineering Group, Inc.(b)	103,568	5,583,351
Quanta Services, Inc.(b)	167,188	6,075,612
		17,054,485

Construction Machinery & Heavy Trucks–0.76%
Caterpillar Inc.	53,098	5,791,399
Cummins Inc.	36,334	5,272,427

	Shares	Value
Construction Machinery & Heavy Trucks–(continued)
Joy Global Inc.	92,803	$5,860,509
PACCAR Inc.	89,577	5,626,331
		22,550,666

Construction Materials–0.39%
Martin Marietta Materials, Inc.	46,625	6,106,010
Vulcan Materials Co.	87,557	5,549,363
		11,655,373

Consumer Electronics–0.39%
Garmin Ltd.	95,653	5,196,827
Harman International Industries, Inc.	55,047	6,334,809
		11,531,636

Consumer Finance–0.78%
American Express Co.	59,771	5,352,493
Capital One Financial Corp.	70,452	5,781,291
Discover Financial Services	92,909	5,794,734
Navient Corp.	340,093	6,101,269
		23,029,787

Data Processing & Outsourced Services–2.17%
Alliance Data Systems Corp.(b)	21,011	5,560,351
Automatic Data Processing, Inc.	71,937	6,005,301
Computer Sciences Corp.	89,591	5,356,646
Fidelity National Information Services, Inc.	105,280	5,974,640
Fiserv, Inc.(b)	94,631	6,100,861
MasterCard, Inc.–Class A	74,655	5,659,595
Paychex, Inc.	137,940	5,745,201
Total System Services, Inc.	185,941	5,849,704
Visa Inc.–Class A	26,831	5,702,124
Western Union Co. (The)	352,353	6,155,607
Xerox Corp.	449,593	6,208,879
		64,318,909

Department Stores–0.62%
Kohl’s Corp.	108,774	6,394,824
Macy’s, Inc.	98,769	6,152,321
Nordstrom, Inc.	83,508	5,782,929
		18,330,074

Distillers & Vintners–0.39%
Brown-Forman Corp.–Class B	60,543	5,609,914
Constellation Brands, Inc.–Class A(b)	68,652	5,978,903
		11,588,817

Distributors–0.20%
Genuine Parts Co.	66,619	5,845,151

Diversified Banks–1.18%
Bank of America Corp.	367,187	5,908,039
Citigroup Inc.	119,128	6,152,961
Comerica Inc.	113,160	5,696,474
JPMorgan Chase & Co.	99,392	5,908,855
U.S. Bancorp	131,661	5,566,627

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Diversified Banks–(continued)
Wells Fargo & Co.	109,236	$5,619,100
		34,852,056

Diversified Chemicals–0.72%
Dow Chemical Co. (The)	108,193	5,793,735
E. I. du Pont de Nemours and Co.	83,006	5,487,527
Eastman Chemical Co.	63,814	5,262,741
FMC Corp.	73,389	4,853,948
		21,397,951

Diversified Metals & Mining–0.21%
Freeport-McMoRan Inc.	166,893	6,069,898

Diversified REIT’s–0.19%
Vornado Realty Trust	54,251	5,743,553

Diversified Support Services–0.42%
Cintas Corp.	89,833	5,941,555
Iron Mountain Inc.	182,882	6,580,094
		12,521,649

Drug Retail–0.36%
CVS Caremark Corp.	74,734	5,937,616
Walgreen Co.	77,598	4,696,231
		10,633,847

Education Services–0.20%
Graham Holdings Co.–Class B	8,110	5,829,468

Electric Utilities–2.53%
American Electric Power Co., Inc.	107,414	5,768,132
Duke Energy Corp.	80,041	5,922,234
Edison International	103,285	6,108,275
Entergy Corp.	72,498	5,612,070
Exelon Corp.	158,716	5,304,289
FirstEnergy Corp.	165,867	5,679,286
NextEra Energy, Inc.	58,579	5,767,102
Northeast Utilities	124,985	5,735,562
Pepco Holdings, Inc.	207,213	5,710,790
Pinnacle West Capital Corp.	104,562	5,954,806
PPL Corp.	166,599	5,769,323
Southern Co. (The)	130,239	5,782,612
Xcel Energy, Inc.	184,729	5,920,564
		75,035,045

Electrical Components & Equipment–0.73%
AMETEK, Inc.	106,426	5,634,193
Eaton Corp. PLC	75,430	5,265,768
Emerson Electric Co.	85,292	5,460,394
Rockwell Automation, Inc.	45,130	5,262,609
		21,622,964

Electronic Components–0.39%
Amphenol Corp.–Class A	58,555	6,031,750
Corning Inc.	267,422	5,578,423
		11,610,173

	Shares	Value
Electronic Equipment & Instruments–0.18%
FLIR Systems, Inc.	158,539	$5,357,033

Electronic Manufacturing Services–0.40%
Jabil Circuit, Inc.	286,475	6,182,130
TE Connectivity Ltd. (Switzerland)	92,244	5,781,854
		11,963,984

Environmental & Facilities Services–0.60%
Republic Services, Inc.	154,436	6,073,968
Stericycle, Inc.(b)	47,854	5,687,448
Waste Management, Inc.	128,848	6,051,990
		17,813,406

Fertilizers & Agricultural Chemicals–0.58%
CF Industries Holdings, Inc.	24,100	6,209,847
Monsanto Co.	47,374	5,478,803
Mosaic Co. (The)	116,701	5,573,640
		17,262,290

Food Distributors–0.20%
Sysco Corp.	153,516	5,807,510

Food Retail–0.58%
Kroger Co. (The)	120,240	6,129,835
Safeway Inc.	166,305	5,784,088
Whole Foods Market, Inc.	134,599	5,268,205
		17,182,128

Footwear–0.20%
NIKE, Inc.–Class B	75,976	5,967,915

Gas Utilities–0.19%
AGL Resources Inc.	107,110	5,710,034

General Merchandise Stores–0.82%
Dollar General Corp.(b)	93,415	5,977,626
Dollar Tree, Inc.(b)	105,143	5,638,293
Family Dollar Stores, Inc.	85,048	6,789,382
Target Corp.	99,062	5,950,654
		24,355,955

Gold–0.22%
Newmont Mining Corp.	242,280	6,563,365

Health Care Distributors–0.82%
AmerisourceBergen Corp.	78,982	6,112,417
Cardinal Health, Inc.	83,680	6,167,216
McKesson Corp.	31,045	6,054,706
Patterson Cos. Inc.	146,457	5,897,824
		24,232,163

Health Care Equipment–2.86%
Abbott Laboratories	142,481	6,018,397
Baxter International Inc.	77,535	5,813,574
Becton, Dickinson and Co.	48,191	5,646,539
Boston Scientific Corp.(b)	442,919	5,616,213
C.R. Bard, Inc.	41,255	6,123,892
CareFusion Corp.(b)	132,709	6,092,670

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Equipment–(continued)
Covidien PLC	78,719	$6,835,171
Edwards Lifesciences Corp.(b)	72,350	7,181,461
Intuitive Surgical, Inc.(b)	14,286	6,714,563
Medtronic, Inc.	93,399	5,963,526
St. Jude Medical, Inc.	87,100	5,712,889
Stryker Corp.	67,944	5,660,415
Varian Medical Systems, Inc.(b)	69,281	5,890,271
Zimmer Holdings, Inc.	53,696	5,332,550
		84,602,131

Health Care Facilities–0.25%
Tenet Healthcare Corp.(b)	120,701	7,384,487

Health Care REIT’s–0.60%
HCP, Inc.	136,643	5,920,741
Health Care REIT, Inc.	89,747	6,065,102
Ventas, Inc.	89,084	5,859,946
		17,845,789

Health Care Services–0.81%
DaVita HealthCare Partners Inc.(b)	80,087	5,980,897
Express Scripts Holding Co.(b)	79,192	5,854,665
Laboratory Corp. of America Holdings(b)	55,706	5,973,354
Quest Diagnostics Inc.	95,750	6,052,358
		23,861,274

Health Care Supplies–0.19%
DENTSPLY International Inc.	118,605	5,658,052

Health Care Technology–0.21%
Cerner Corp.(b)	107,069	6,173,599

Home Entertainment Software–0.20%
Electronic Arts Inc.(b)	158,894	6,012,549

Home Furnishings–0.41%
Leggett & Platt, Inc.	169,386	5,943,755
Mohawk Industries, Inc.(b)	42,893	6,263,236
		12,206,991

Home Improvement Retail–0.45%
Home Depot, Inc. (The)	72,619	6,789,877
Lowe’s Cos., Inc.	124,738	6,549,992
		13,339,869

Homebuilding–0.55%
D.R. Horton, Inc.	241,867	5,243,677
Lennar Corp.–Class A	141,098	5,528,220
PulteGroup Inc.	291,934	5,610,971
		16,382,868

Homefurnishing Retail–0.20%
Bed Bath & Beyond Inc.(b)	94,128	6,048,665

Hotel and Resort REIT’s–0.20%
Host Hotels & Resorts Inc.	255,491	5,830,305

	Shares	Value
Hotels, Resorts & Cruise Lines–0.82%
Carnival Corp.	145,667	$5,517,866
Marriott International Inc.–Class A	92,364	6,410,062
Starwood Hotels & Resorts Worldwide, Inc.	71,708	6,062,194
Wyndham Worldwide Corp.	78,230	6,331,936
		24,322,058

Household Appliances–0.21%
Whirlpool Corp.	41,013	6,275,809

Household Products–0.76%
Clorox Co. (The)	62,943	5,576,750
Colgate-Palmolive Co.	83,545	5,407,868
Kimberly-Clark Corp.	51,231	5,532,948
Procter & Gamble Co. (The)	71,186	5,916,268
		22,433,834

Housewares & Specialties–0.21%
Newell Rubbermaid Inc.	185,333	6,212,362

Human Resource & Employment Services–0.20%
Robert Half International, Inc.	119,656	6,007,928

Hypermarkets & Super Centers–0.39%
Costco Wholesale Corp.	49,169	5,953,383
Wal-Mart Stores, Inc.	75,310	5,685,905
		11,639,288

Independent Power Producers & Energy Traders–0.37%
AES Corp. (The)	399,251	6,060,630
NRG Energy, Inc.	154,436	4,753,540
		10,814,170

Industrial Conglomerates–0.76%
3M Co.	39,545	5,694,480
Danaher Corp.	70,627	5,410,734
General Electric Co.	209,665	5,447,097
Roper Industries, Inc.	38,785	5,839,470
		22,391,781

Industrial Gases–0.60%
Air Products and Chemicals, Inc.	46,803	6,234,627
Airgas, Inc.	53,428	5,897,383
Praxair, Inc.	43,102	5,670,068
		17,802,078

Industrial Machinery–1.88%
Dover Corp.	63,592	5,587,829
Flowserve Corp.	73,370	5,568,049
Illinois Tool Works Inc.	64,292	5,671,197
Ingersoll-Rand PLC	91,000	5,478,200
Pall Corp.	67,483	5,693,541
Parker Hannifin Corp.	44,580	5,148,990
Pentair PLC (United Kingdom)	75,410	5,133,159
Snap-on Inc.	48,530	6,063,823
Stanley Black & Decker Inc.	65,037	5,950,886
Xylem, Inc.	146,875	5,472,563
		55,768,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Industrial REIT’s–0.19%
Prologis, Inc.	138,580	$5,673,465

Insurance Brokers–0.39%
Aon PLC	63,041	5,494,653
Marsh & McLennan Cos., Inc.	111,557	5,923,677
		11,418,330

Integrated Oil & Gas–0.77%
Chevron Corp.	44,548	5,766,739
Exxon Mobil Corp.	55,229	5,493,076
Hess Corp.	59,085	5,973,493
Occidental Petroleum Corp.	54,919	5,696,748
		22,930,056

Integrated Telecommunication Services–1.05%
AT&T Inc.	161,843	5,658,031
CenturyLink Inc.	153,433	6,289,219
Frontier Communications Corp.	1,005,208	6,835,415
Verizon Communications Inc.	115,277	5,743,100
Windstream Holdings Inc.	578,507	6,537,129
		31,062,894

Internet Retail–1.02%
Amazon.com, Inc.(b)	17,376	5,891,159
Expedia, Inc.	76,344	6,557,950
Netflix Inc.(b)	13,255	6,331,118
Priceline Group Inc. (The)(b)	4,766	5,930,382
TripAdvisor Inc.(b)	55,592	5,508,611
		30,219,220

Internet Software & Services–1.25%
Akamai Technologies, Inc.(b)	96,352	5,821,588
eBay Inc.(b)	115,606	6,416,133
Facebook Inc.–Class A(b)	87,897	6,576,454
Google Inc.–Class A(b)	5,097	2,968,289
Google Inc.–Class C(b)	5,097	2,913,445
VeriSign, Inc.(b)	111,579	6,368,371
Yahoo! Inc.(b)	153,475	5,910,322
		36,974,602

Investment Banking & Brokerage–0.84%
Charles Schwab Corp. (The)	217,969	6,214,296
E*TRADE Financial Corp.(b)	281,078	6,256,796
Goldman Sachs Group, Inc. (The)	34,175	6,121,084
Morgan Stanley	179,466	6,157,479
		24,749,655

IT Consulting & Other Services–0.78%
Accenture PLC–Class A	68,527	5,554,799
Cognizant Technology Solutions Corp.–Class A(b)	119,581	5,468,439
International Business Machines Corp.	31,054	5,971,684
Teradata Corp.(b)	130,569	5,963,086
		22,958,008

	Shares	Value
Leisure Products–0.36%
Hasbro, Inc.	108,214	$5,698,008
Mattel, Inc.	147,371	5,082,826
		10,780,834

Life & Health Insurance–1.39%
Aflac, Inc.	91,500	5,603,460
Lincoln National Corp.	112,153	6,172,901
MetLife, Inc.	104,082	5,697,449
Principal Financial Group, Inc.	116,294	6,313,601
Prudential Financial, Inc.	64,321	5,769,594
Torchmark Corp.	104,395	5,694,747
Unum Group	162,539	5,895,290
		41,147,042

Life Sciences Tools & Services–0.75%
Agilent Technologies, Inc.	96,912	5,539,490
PerkinElmer, Inc.	122,157	5,478,742
Thermo Fisher Scientific, Inc.	47,577	5,719,231
Waters Corp.(b)	54,049	5,590,288
		22,327,751

Managed Health Care–1.01%
Aetna Inc.	70,043	5,752,631
Cigna Corp.	62,286	5,892,256
Humana Inc.	45,478	5,854,838
UnitedHealth Group Inc.	71,600	6,206,288
WellPoint, Inc.	53,043	6,180,040
		29,886,053

Metal & Glass Containers–0.38%
Ball Corp.	93,138	5,970,146
Owens-Illinois, Inc.(b)	170,353	5,245,169
		11,215,315

Motorcycle Manufacturers–0.18%
Harley-Davidson, Inc.	82,057	5,215,543

Movies & Entertainment–0.80%
Time Warner Inc.	83,569	6,437,320
Twenty-First Century Fox, Inc.–Class A	159,610	5,653,386
Viacom Inc.–Class B	65,991	5,355,170
Walt Disney Co. (The)	68,469	6,153,994
		23,599,870

Multi-Line Insurance–0.93%
American International Group, Inc.	103,644	5,810,283
Assurant, Inc.	83,953	5,603,863
Genworth Financial Inc.–Class A(b)	325,264	4,615,496
Hartford Financial Services Group, Inc. (The)	158,672	5,878,797
Loews Corp.	130,269	5,697,966
		27,606,405

Multi-Sector Holdings–0.39%
Berkshire Hathaway Inc.–Class B(b)	44,802	6,149,075
Leucadia National Corp.	219,999	5,484,575
		11,633,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Multi-Utilities–2.79%
Ameren Corp.	147,639	$5,904,084
CenterPoint Energy, Inc.	236,125	5,865,345
CMS Energy Corp.	191,791	5,857,297
Consolidated Edison, Inc.	102,668	5,943,451
Dominion Resources, Inc.	82,837	5,816,814
DTE Energy Co.	76,129	5,957,094
Integrys Energy Group, Inc.	98,255	6,670,532
NiSource Inc.	152,443	6,047,414
PG&E Corp.	121,790	5,660,799
Public Service Enterprise Group Inc.	149,824	5,601,919
SCANA Corp.	111,843	5,809,126
Sempra Energy	56,065	5,941,208
TECO Energy, Inc.	326,013	5,900,835
Wisconsin Energy Corp.	125,789	5,702,015
		82,677,933

Office REIT’s–0.20%
Boston Properties, Inc.	48,534	5,892,998

Office Services & Supplies–0.19%
Pitney Bowes Inc.	206,383	5,584,724

Oil & Gas Drilling–1.07%
Diamond Offshore Drilling, Inc.	114,324	5,023,396
Ensco PLC –Class A	106,386	5,370,365
Helmerich & Payne, Inc.	50,135	5,266,682
Nabors Industries Ltd.	206,158	5,609,559
Noble Corp. PLC	195,634	5,567,744
Transocean Ltd.	127,889	4,942,910
		31,780,656

Oil & Gas Equipment & Services–1.21%
Baker Hughes Inc.	79,681	5,509,144
Cameron International Corp.(b)	87,100	6,474,143
FMC Technologies, Inc.(b)	96,335	5,957,356
Halliburton Co.	83,891	5,671,871
National Oilwell Varco Inc.	73,115	6,319,330
Schlumberger Ltd.	52,372	5,742,066
		35,673,910

Oil & Gas Exploration & Production–3.40%
Anadarko Petroleum Corp.	51,835	5,841,286
Apache Corp.	58,051	5,911,333
Cabot Oil & Gas Corp.	163,523	5,484,561
Chesapeake Energy Corp.	196,710	5,350,512
Cimarex Energy Co.	40,821	5,925,576
ConocoPhillips	68,239	5,542,372
Denbury Resources Inc.	320,665	5,521,851
Devon Energy Corp.	72,647	5,479,037
EOG Resources, Inc.	49,721	5,463,343
EQT Corp.	53,559	5,305,555
Marathon Oil Corp.	145,071	6,048,010
Murphy Oil Corp.	86,846	5,425,270
Newfield Exploration Co.(b)	140,156	6,281,792
Noble Energy, Inc.	74,411	5,368,010

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Pioneer Natural Resources Co.	24,980	$5,212,077
QEP Resources Inc.	175,359	6,237,520
Range Resources Corp.	64,285	5,052,158
Southwestern Energy Co.(b)	123,757	5,096,313
		100,546,576

Oil & Gas Refining & Marketing–0.81%
Marathon Petroleum Corp.	65,601	5,970,347
Phillips 66	67,903	5,908,919
Tesoro Corp.	98,119	6,352,224
Valero Energy Corp.	105,495	5,711,499
		23,942,989

Oil & Gas Storage & Transportation–0.86%
Kinder Morgan Inc.	161,107	6,486,168
ONEOK, Inc.	87,020	6,108,804
Spectra Energy Corp.	137,705	5,736,790
Williams Cos., Inc. (The)	120,164	7,142,548
		25,474,310

Packaged Foods & Meats–2.51%
Campbell Soup Co.	125,095	5,606,758
ConAgra Foods, Inc.	174,441	5,617,000
General Mills, Inc.	104,388	5,572,231
Hershey Co. (The)	58,063	5,308,120
Hormel Foods Corp.	117,767	5,968,432
JM Smucker Co. (The)	53,870	5,527,062
Kellogg Co.	84,353	5,480,414
Keurig Green Mountain Inc.	47,323	6,309,102
Kraft Foods Group, Inc.	96,074	5,658,759
McCormick & Co., Inc.	79,059	5,509,622
Mead Johnson Nutrition Co.	64,829	6,197,652
Mondelez International Inc.–Class A	151,385	5,478,623
Tyson Foods, Inc.–Class A	160,016	6,090,209
		74,323,984

Paper Packaging–0.77%
Avery Dennison Corp.	113,979	5,485,810
Bemis Co., Inc.	138,546	5,644,364
MeadWestvaco Corp.	130,901	5,628,743
Sealed Air Corp.	170,302	6,147,902
		22,906,819

Paper Products–0.20%
International Paper Co.	119,604	5,794,814

Personal Products–0.38%
Avon Products, Inc.	385,934	5,418,513
Estee Lauder Cos. Inc. (The)–Class A	74,119	5,694,563
		11,113,076

Pharmaceuticals–2.59%
AbbVie Inc.	104,677	5,786,545
Actavis PLC(b)	27,125	6,156,832
Allergan, Inc.	35,041	5,735,511
Bristol-Myers Squibb Co.	120,393	6,097,905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Pharmaceuticals–(continued)
Eli Lilly and Co.	96,253	$6,117,841
Hospira, Inc.(b)	111,601	5,997,438
Johnson & Johnson	55,294	5,735,647
Mallinckrodt PLC(b)	71,571	5,832,321
Merck & Co., Inc.	97,344	5,851,348
Mylan Inc.(b)	112,935	5,488,641
Perrigo Co. PLC	40,382	6,006,419
Pfizer Inc.	191,986	5,642,468
Zoetis Inc.	176,505	6,255,337
		76,704,253

Property & Casualty Insurance–1.35%
ACE Ltd.	54,564	5,801,790
Allstate Corp. (The)	96,074	5,907,590
Chubb Corp. (The)	60,634	5,575,296
Cincinnati Financial Corp.	115,961	5,576,565
Progressive Corp. (The)	224,174	5,608,834
Travelers Cos., Inc. (The)	59,420	5,627,668
XL Group PLC	172,793	5,906,065
		40,003,808

Publishing–0.42%
Gannett Co., Inc.	197,332	6,661,928
News Corp.–Class A(b)	329,040	5,799,330
		12,461,258

Railroads–0.81%
CSX Corp.	186,799	5,773,957
Kansas City Southern	54,189	6,251,243
Norfolk Southern Corp.	56,042	5,996,494
Union Pacific Corp.	56,187	5,914,806
		23,936,500

Real Estate Services–0.20%
CBRE Group, Inc.–Class A(b)	185,637	5,899,544

Regional Banks–1.68%
BB&T Corp.	147,678	5,512,820
Fifth Third Bancorp	265,295	5,413,345
Huntington Bancshares Inc.	600,569	5,912,602
KeyCorp	398,409	5,422,347
M&T Bank Corp.	46,215	5,713,560
PNC Financial Services Group, Inc. (The)	64,563	5,471,714
Regions Financial Corp.	529,353	5,372,933
SunTrust Banks, Inc.	140,818	5,362,349
Zions Bancorp.	191,403	5,577,483
		49,759,153

Research & Consulting Services–0.62%
Dun & Bradstreet Corp. (The)	54,543	6,402,257
Equifax Inc.	79,092	6,229,286
Nielsen N.V.	122,210	5,742,648
		18,374,191

	Shares	Value
Residential REIT’s–0.83%
Apartment Investment & Management Co.–Class A	176,780	$6,058,250
AvalonBay Communities, Inc.	40,489	6,239,355
Equity Residential	91,796	6,101,680
Essex Property Trust, Inc.	31,604	6,113,794
		24,513,079

Restaurants–0.96%
Chipotle Mexican Grill, Inc.(b)	9,637	6,540,150
Darden Restaurants, Inc.	114,117	5,400,016
McDonald’s Corp.	56,416	5,287,308
Starbucks Corp.	75,905	5,906,168
Yum! Brands, Inc.	71,554	5,182,656
		28,316,298

Retail REIT’s–0.79%
General Growth Properties, Inc.	241,147	5,924,982
Kimco Realty Corp.	249,861	5,869,235
Macerich Co. (The)	86,740	5,663,254
Simon Property Group, Inc.	34,539	5,872,666
		23,330,137

Security & Alarm Services–0.40%
ADT Corp. (The)	166,942	6,153,482
Tyco International Ltd.	126,689	5,652,863
		11,806,345

Semiconductor Equipment–0.62%
Applied Materials, Inc.	253,436	5,855,639
KLA-Tencor Corp.	82,679	6,318,329
Lam Research Corp.	86,291	6,205,186
		18,379,154

Semiconductors–2.35%
Altera Corp.	166,746	5,892,804
Analog Devices, Inc.	101,930	5,210,661
Avago Technologies Ltd. (Singapore)	79,380	6,516,304
Broadcom Corp.–Class A	147,832	5,821,624
First Solar, Inc.(b)	87,937	6,127,450
Intel Corp.(d)	189,864	6,630,051
Linear Technology Corp.	120,240	5,424,026
Microchip Technology Inc.	115,371	5,633,566
Micron Technology, Inc.(b)	181,885	5,929,451
NVIDIA Corp.	290,142	5,643,262
Texas Instruments Inc.	117,304	5,651,707
Xilinx, Inc.	121,243	5,122,517
		69,603,423

Soft Drinks–1.06%
Coca-Cola Co. (The)	140,434	5,858,906
Coca-Cola Enterprises, Inc.	127,172	6,076,278
Dr Pepper Snapple Group, Inc.	98,119	6,173,648
Monster Beverage Corp.(b)	82,319	7,277,823
PepsiCo, Inc.	65,022	6,013,885
		31,400,540

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Specialized Consumer Services–0.20%
H&R Block, Inc.	174,495	$5,850,817

Specialized Finance–1.01%
CME Group Inc.–Class A	79,347	6,074,013
Intercontinental Exchange, Inc.	29,335	5,544,315
McGraw Hill Financial, Inc.	68,009	5,517,570
Moody’s Corp.	66,106	6,185,538
NASDAQ OMX Group, Inc. (The)	154,352	6,709,682
		30,031,118

Specialized REIT’s–1.00%
American Tower Corp.	64,103	6,320,556
Crown Castle International Corp.	76,820	6,107,958
Plum Creek Timber Co., Inc.	128,469	5,219,696
Public Storage	33,441	5,858,194
Weyerhaeuser Co.	183,831	6,241,062
		29,747,466

Specialty Chemicals–0.99%
Ecolab Inc.	52,420	6,018,864
International Flavors & Fragrances Inc.	56,248	5,714,234
PPG Industries, Inc.	27,753	5,713,233
Sherwin-Williams Co. (The)	27,964	6,099,228
Sigma-Aldrich Corp.	56,675	5,894,200
		29,439,759

Specialty Stores–0.83%
PetSmart, Inc.	97,378	6,969,343
Staples, Inc.	515,866	6,025,315
Tiffany & Co.	57,248	5,778,613
Tractor Supply Co.	87,220	5,839,379
		24,612,650

Steel–0.40%
Allegheny Technologies, Inc.	136,347	5,749,753
Nucor Corp.	111,513	6,057,386
		11,807,139

Systems Software–1.03%
CA, Inc.	195,900	5,532,216
Microsoft Corp.	137,505	6,246,852
Oracle Corp.	134,535	5,587,238
Red Hat, Inc.(b)	109,193	6,652,038
Symantec Corp.	261,260	6,343,393
		30,361,737

	Shares	Value
Technology Hardware, Storage & Peripherals–1.48%
Apple Inc.	62,108	$6,366,070
EMC Corp.	212,973	6,289,093
Hewlett-Packard Co.	161,244	6,127,272
NetApp, Inc.	158,984	6,702,765
SanDisk Corp.	57,573	5,639,851
Seagate Technology PLC	102,408	6,408,693
Western Digital Corp.	61,542	6,339,441
		43,873,185

Thrifts & Mortgage Finance–0.39%
Hudson City Bancorp, Inc.	575,571	5,680,886
People’s United Financial Inc.	382,548	5,719,092
		11,399,978

Tires & Rubber–0.19%
Goodyear Tire & Rubber Co. (The)	216,058	5,611,026

Tobacco–0.76%
Altria Group, Inc.	136,775	5,892,267
Lorillard, Inc.	92,757	5,537,593
Philip Morris International Inc.	64,096	5,485,336
Reynolds American Inc.	94,884	5,547,867
		22,463,063

Trading Companies & Distributors–0.36%
Fastenal Co.	114,370	5,178,674
W.W. Grainger, Inc.	21,820	5,372,084
		10,550,758

Trucking–0.20%
Ryder System, Inc.	65,435	5,911,398
Total Common Stocks & Other Equity Interests (Cost $1,761,968,854)		2,928,733,865

Money Market Funds–1.95%
Liquid Assets Portfolio–Institutional Class(e)	28,868,656	28,868,656
Premier Portfolio–Institutional Class(e)	28,868,657	28,868,657
Total Money Market Funds (Cost $57,737,313)		57,737,313
TOTAL INVESTMENTS–100.88% (Cost $1,819,706,167)		2,986,471,178
OTHER ASSETS LESS LIABILITIES–(0.88)%		(25,938,070)
NET ASSETS–100.00%		$2,960,533,108

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

August 31, 2014

Assets:
Investments, at value (Cost $1,758,303,187)	$2,922,516,465
Investments in affiliates, at value (Cost $61,402,980)	63,954,713
Total investments, at value (Cost $1,819,706,167)	2,986,471,178
Receivable for:
Variation margin — futures	41,152
Fund shares sold	17,395,853
Dividends	4,985,206
Investment for trustee deferred compensation and retirement plans	122,987
Other assets	82,189
Total assets	3,009,098,565

Liabilities:
Payable for:
Investments purchased	41,003,422
Fund shares reacquired	5,421,101
Accrued fees to affiliates	1,718,456
Accrued trustees’ and officers’ fees and benefits	5,719
Accrued other operating expenses	209,750
Trustee deferred compensation and retirement plans	207,009
Total liabilities	48,565,457
Net assets applicable to shares outstanding	$2,960,533,108

Net assets consist of:
Shares of beneficial interest	$1,761,777,259
Undistributed net investment income	20,614,719
Undistributed net realized gain	11,344,752
Net unrealized appreciation	1,166,796,378
$2,960,533,108

Net Assets:
Class A	$1,506,665,307
Class B	$15,851,342
Class C	$349,738,884
Class R	$65,777,468
Class Y	$1,021,246,924
Class R6	$1,253,183

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	31,037,966
Class B	327,837
Class C	7,475,094
Class R	1,360,285
Class Y	20,861,431
Class R6	25,582
Class A:
Net asset value per share	$48.54
Maximum offering price per share
(Net asset value of $48.54 ÷ 94.50%)	$51.37
Class B:
Net asset value and offering price per share	$48.35
Class C:
Net asset value and offering price per share	$46.79
Class R:
Net asset value and offering price per share	$48.36
Class Y:
Net asset value and offering price per share	$48.95
Class R6:
Net asset value and offering price per share	$48.99

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Equally-Weighted S&P 500 Fund

Statement of Operations

For the year ended August 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $12,956)	$43,141,096
Dividends from affiliates (includes securities lending income of $35,307)	175,856
Total investment income	43,316,952

Expenses:
Advisory fees	2,710,320
Administrative services fees	475,342
Custodian fees	135,673
Distribution fees:
Class A	3,209,564
Class B	195,077
Class C	2,424,710
Class R	239,057
Transfer agent fees — A, B, C, R & Y	2,912,097
Transfer agent fees — R6	132
Trustees’ and officers’ fees and benefits	86,765
Other	897,943
Total expenses	13,286,680
Less: Fees waived and expense offset arrangement(s)	(43,864)
Net expenses	13,242,816
Net investment income	30,074,136

Realized and unrealized gain from:
Net realized gain from:
Investment securities	54,447,078
Futures contracts	3,439,952
57,887,030
Change in net unrealized appreciation of:
Investment securities	412,254,923
Futures contracts	214,158
412,469,081
Net realized and unrealized gain	470,356,111
Net increase in net assets resulting from operations	$500,430,247

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended August 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$30,074,136	$20,543,924
Net realized gain	57,887,030	41,189,706
Change in net unrealized appreciation	412,469,081	232,941,418
Net increase in net assets resulting from operations	500,430,247	294,675,048

Distributions to shareholders from net investment income:
Class A	(12,875,050)	(11,160,240)
Class B	(126,859)	(254,363)
Class C	(1,210,824)	(631,218)
Class R	(354,344)	(152,295)
Class Y	(7,443,262)	(5,410,532)
Class R6	(165)	(170)
Total distributions from net investment income	(22,010,504)	(17,608,818)

Distributions to shareholders from net realized gains:
Class A	(29,164,508)	(18,393,200)
Class B	(532,180)	(869,049)
Class C	(5,079,486)	(2,156,598)
Class R	(946,483)	(301,636)
Class Y	(14,325,712)	(7,685,801)
Class R6	(311)	(240)
Total distributions from net realized gains	(50,048,680)	(29,406,524)

Share transactions–net:
Class A	266,279,740	115,974,489
Class B	(10,881,910)	(25,161,061)
Class C	164,908,129	47,119,734
Class R	27,842,070	17,285,208
Class Y	406,934,786	103,991,172
Class R6	1,159,547	9,805
Net increase in net assets resulting from share transactions	856,242,362	259,219,347
Net increase in net assets	1,284,613,425	506,879,053

Net assets:
Beginning of year	1,675,919,683	1,169,040,630
End of year (includes undistributed net investment income of $20,614,719 and $12,133,943, respectively)	$2,960,533,108	$1,675,919,683

Notes to Financial Statements

August 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally,

19                         Invesco Equally-Weighted S&P 500 Fund

Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

20                         Invesco Equally-Weighted S&P 500 Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as

21                         Invesco Equally-Weighted S&P 500 Fund

counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2014, the Adviser waived advisory fees of $42,756.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average daily net assets of Class C shares; and (4) Class R — up to 0.50% of the average daily net assets of Class R shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended August 31, 2014, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2014, IDI advised the Fund that IDI retained $400,149 in front-end sales commissions from the sale of Class A shares and $6,148, $3,704 and $22,914 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

22                         Invesco Equally-Weighted S&P 500 Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$2,986,471,178	$—	$—	$2,986,471,178
Futures Contracts*	31,367	—	—	31,367
Total Investments	$2,986,502,545	$—	$—	$2,986,502,545

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Market risk:
Futures contracts(a)	$31,367	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2014

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Futures Contracts
Realized Gain:
Market risk	$3,439,952
Change in Unrealized Appreciation:
Market risk	214,158
Total	$3,654,110

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$23,785,461

Open Futures Contracts at Period-End
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500	Long	215	September-2014	$21,515,050	$31,367

23                         Invesco Equally-Weighted S&P 500 Fund

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of August 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities(a)	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Goldman Sachs & Co.	$31,367	$—	$31,367	$—	$—	$31,367

(a)	Includes cumulative appreciation of futures contracts.

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended August 31, 2014.

	Value 08/31/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value 08/31/14	Dividend Income
Invesco Ltd.	$2,960,373	$2,270,367	$(377,137)	$1,350,833	$12,964	$6,217,400	$127,284

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,108.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

24                         Invesco Equally-Weighted S&P 500 Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2014 and 2013:

	2014	2013
Ordinary income	$39,735,545	$19,912,458
Long-term capital gain	32,323,639	27,102,884
Total distributions	$72,059,184	$47,015,342

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$37,153,129
Undistributed long-term gain	27,422,345
Net unrealized appreciation – investments	1,134,422,634
Net unrealized appreciation (depreciation) – other investments	(47,941)
Temporary book/tax differences	(194,318)
Shares of beneficial interest	1,761,777,259
Total net assets	$2,960,533,108

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2014.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2014 was $1,200,127,961 and $393,517,554, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,141,132,463
Aggregate unrealized (depreciation) of investment securities	(6,709,829)
Net unrealized appreciation of investment securities	$1,134,422,634

Cost of investments for tax purposes is $1,852,048,544.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trusts distribution on August 31, 2014, undistributed net investment income was increased by $417,144, undistributed net realized gain was decreased by $453,169 and shares of beneficial interest was increased by $36,025. This reclassification had no effect on the net assets of the Fund.

25                         Invesco Equally-Weighted S&P 500 Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	11,111,178	$497,003,093	6,938,918	$263,020,016
Class B	36,745	1,631,827	65,896	2,465,090
Class C	4,539,053	196,758,364	1,723,158	63,962,776
Class R	908,413	40,579,106	629,268	23,479,568
Class Y	11,606,461	529,732,277	4,878,656	185,994,372
Class R6(b)	25,789	1,182,670	286	9,805

Issued as reinvestment of dividends:
Class A	886,321	37,385,013	788,153	26,190,326
Class B	14,292	603,698	30,790	1,027,145
Class C	141,126	5,767,810	75,170	2,568,785
Class R	30,735	1,293,625	13,660	453,388
Class Y	453,253	19,245,106	353,324	11,808,079

Automatic conversion of Class B shares to Class A shares:
Class A	230,621	10,198,764	639,095	23,292,837
Class B	(230,900)	(10,198,764)	(638,871)	(23,292,837)

Reacquired:
Class A	(6,140,632)	(278,307,130)	(5,290,801)	(196,528,690)
Class B	(65,314)	(2,918,671)	(148,389)	(5,360,459)
Class C	(868,921)	(37,618,045)	(537,590)	(19,411,827)
Class R	(312,777)	(14,030,661)	(176,971)	(6,647,748)
Class Y	(3,134,890)	(142,042,597)	(2,498,828)	(93,811,279)
Class R6	(493)	(23,123)	—	—
Net increase in share activity	19,230,060	$856,242,362	6,844,924	$259,219,347

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

26                         Invesco Equally-Weighted S&P 500 Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/14	$40.07	$0.59	$9.45	$10.04	$(0.48)	$(1.09)	$(1.57)	$48.54	25.64%	$1,506,665	0.56	%(d)	0.56	%(d)	1.31	%(d)	17%
Year ended 08/31/13	33.40	0.55	7.47	8.02	(0.51)	(0.84)	(1.35)	40.07	24.83	999,730	0.57		0.57		1.48		18
Year ended 08/31/12	29.89	0.42	3.61	4.03	(0.52)	—	(0.52)	33.40	13.66	730,648	0.60		0.60		1.34		27
Year ended 08/31/11	25.26	0.39	4.65	5.04	(0.41)	—	(0.41)	29.89	19.91	639,478	0.56		0.56		1.26		22
Two months ended 08/31/10	24.74	0.08	0.44	0.52	—	—	—	25.26	2.10	556,910	0.65	(e)	0.65	(e)	1.81	(e)	0
Year ended 06/30/10	20.14	0.30	4.56	4.86	(0.26)	—	(0.26)	24.74	24.08	552,673	0.64		0.64		1.17		24
Class B
Year ended 08/31/14	40.01	0.25	9.44	9.69	(0.26)	(1.09)	(1.35)	48.35	24.70	15,851	1.31	(d)	1.31	(d)	0.56	(d)	17
Year ended 08/31/13	33.34	0.27	7.49	7.76	(0.25)	(0.84)	(1.09)	40.01	23.90	22,925	1.32		1.32		0.73		18
Year ended 08/31/12	29.70	0.18	3.61	3.79	(0.15)	—	(0.15)	33.34	12.82	42,131	1.35		1.35		0.59		27
Year ended 08/31/11	25.05	0.16	4.60	4.76	(0.11)	—	(0.11)	29.70	18.98	77,702	1.31		1.31		0.51		22
Two months ended 08/31/10	24.56	0.05	0.44	0.49	—	—	—	25.05	2.00	110,367	1.40	(e)	1.40	(e)	1.06	(e)	0
Year ended 06/30/10	20.08	0.10	4.54	4.64	(0.16)	—	(0.16)	24.56	23.09	118,559	1.39		1.39		0.42		24
Class C
Year ended 08/31/14	38.75	0.25	9.14	9.39	(0.26)	(1.09)	(1.35)	46.79	24.73	349,739	1.31	(d)	1.31	(d)	0.56	(d)	17
Year ended 08/31/13	32.33	0.26	7.24	7.50	(0.24)	(0.84)	(1.08)	38.75	23.88	141,986	1.32		1.32		0.73		18
Year ended 08/31/12	28.81	0.18	3.49	3.67	(0.15)	—	(0.15)	32.33	12.80	77,691	1.35		1.35		0.59		27
Year ended 08/31/11	24.29	0.16	4.47	4.63	(0.11)	—	(0.11)	28.81	19.04	67,788	1.31		1.31		0.51		22
Two months ended 08/31/10	23.82	0.04	0.43	0.47	—	—	—	24.29	1.97	55,797	1.40	(e)	1.40	(e)	1.06	(e)	0
Year ended 06/30/10	19.49	0.10	4.42	4.52	(0.19)	—	(0.19)	23.82	23.15	56,462	1.39		1.39		0.42		24
Class R
Year ended 08/31/14	39.95	0.48	9.43	9.91	(0.41)	(1.09)	(1.50)	48.36	25.35	65,777	0.81	(d)	0.81	(d)	1.06	(d)	17
Year ended 08/31/13	33.31	0.46	7.44	7.90	(0.42)	(0.84)	(1.26)	39.95	24.48	29,320	0.82		0.82		1.23		18
Year ended 08/31/12	29.77	0.35	3.59	3.94	(0.40)	—	(0.40)	33.31	13.36	8,924	0.85		0.85		1.09		27
Year ended 08/31/11	25.14	0.31	4.63	4.94	(0.31)	—	(0.31)	29.77	19.62	1,176	0.81		0.81		1.01		22
Two months ended 08/31/10	24.63	0.07	0.44	0.51	—	—	—	25.14	2.07	205	0.90	(e)	0.90	(e)	1.56	(e)	0
Year ended 06/30/10	20.10	0.23	4.56	4.79	(0.26)	—	(0.26)	24.63	23.78	208	0.89		0.89		0.92		24
Class Y
Year ended 08/31/14	40.38	0.71	9.52	10.23	(0.57)	(1.09)	(1.66)	48.95	25.95	1,021,247	0.31	(d)	0.31	(d)	1.56	(d)	17
Year ended 08/31/13	33.64	0.65	7.52	8.17	(0.59)	(0.84)	(1.43)	40.38	25.16	481,948	0.32		0.32		1.73		18
Year ended 08/31/12	30.13	0.50	3.63	4.13	(0.62)	—	(0.62)	33.64	13.94	309,645	0.35		0.35		1.59		27
Year ended 08/31/11	25.47	0.47	4.68	5.15	(0.49)	—	(0.49)	30.13	20.19	178,056	0.31		0.31		1.51		22
Two months ended 08/31/10	24.94	0.09	0.44	0.53	—	—	—	25.47	2.12	155,551	0.40	(e)	0.40	(e)	2.06	(e)	0
Year ended 06/30/10	20.27	0.36	4.59	4.95	(0.28)	—	(0.28)	24.94	24.39	151,901	0.39		0.39		1.42		24
Class R6
Year ended 08/31/14	40.39	0.78	9.49	10.27	(0.58)	(1.09)	(1.67)	48.99	26.05	1,253	0.22	(d)	0.22	(d)	1.65	(d)	17
Year ended 08/31/13(f)	34.93	0.62	6.27	6.89	(0.59)	(0.84)	(1.43)	40.39	20.58	12	0.27	(e)	0.27	(e)	1.78	(e)	18

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,294,409, $19,508, $242,471, $47,811, $705,663 and $459 for Class A, Class B, Class C, Class R, Class Y and Class R6 shares, respectively.
(e)	Annualized.
(f)	Commencement date of September 24, 2012.

27                         Invesco Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Equally-Weighted S&P 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the two month period ended August 31, 2010, and the year ended June 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2014

Houston, Texas

28                         Invesco Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,078.70	$2.99	$1,022.33	$2.91	0.57%
B	1,000.00	1,074.70	6.96	1,018.50	6.77	1.33
C	1,000.00	1,074.90	6.96	1,018.50	6.77	1.33
R	1,000.00	1,077.60	4.35	1,021.02	4.23	0.83
Y	1,000.00	1,080.10	1.73	1,023.54	1.68	0.33
R6	1,000.00	1,080.70	1.10	1,024.15	1.07	0.21

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2014 through August 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

29                         Invesco Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Equally-Weighted S&P 500 Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that the continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Multi-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of the performance universe for the one and three year periods and the first quintile for the five year period (the first quintile being the best performing funds

30                         Invesco Equally-Weighted S&P 500 Fund

and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the Fund’s effective advisory fee rate was the same as the effective advisory fee rate of one mutual fund with a similar investment process. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts using a similar investment process.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the

Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

31                         Invesco Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$32,323,639
Qualified Dividend Income*	74.35%
Corporate Dividends Received Deduction*	70.54%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$17,725,041

32                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			141	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			141	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	141	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	141	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	141	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	141	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			141	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			141	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	141	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	141	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	141	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Equally-Weighted S&P 500 Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 MS-EWSP-AR-1 Invesco Distributors, Inc.

`

Invesco

Annual Report to Shareholders August 31, 2014

Invesco Equity and Income Fund

Nasdaq:
A: ACEIX ■ B: ACEQX ■ C: ACERX ■ R: ACESX ■ Y: ACETX ■ R5: ACEKX ■ R6: IEIFX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
10 Schedule of Investments
22 Financial Statements
24 Notes to Financial Statements
34 Financial Highlights
36 Auditor's Report
37 Fund Expenses
38 Approval of Investment Advisory and Sub-Advisory Contracts
40 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger

US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies remained relatively stagnant. During the reporting period, high unemployment persisted, worries about potential deflation grew, and uncertainty about Russian-Ukrainian tensions weighed on European markets.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by clicking the “Intentional Investing Forum” link on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                          Invesco Equity and Income Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Equity and Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2014, Invesco Equity and Income Fund underperformed the Russell 1000 Value Index, its broad market benchmark. Both sector allocation and stock selection negatively impacted overall performance.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/13 to 8/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	17.86%
Class B Shares	17.01
Class C Shares	17.03
Class R Shares	17.60
Class Y Shares	18.25
Class R5 Shares	18.22
Class R6 Shares	18.44
Russell 1000 Value Index▼ (Broad Market Index)	24.43
Barclays U.S. Government/Credit Index▼ (Style-Specific Index)	5.82

Source(s): ▼FactSet Research Systems Inc.

How we invest

We call our investment philosophy within stock investing “value with a catalyst.” We believe undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price equity for shareholders. We generally seek to identify companies that are undervalued, earning below their potential and are out of favor with investors. Then, from these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.

We initially identify potential investments through a series of quantitative screens, which look at valuation and rate of return metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.

In short, our objective is to exploit perceived market skepticism toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.

    We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund

US equity market indexes generally rose during the fiscal year ended August 31, 2014. Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively positive. However, the fiscal year began amid uncertainty created by a two-week federal government shutdown. Despite this and the announcement by the US Federal Reserve (the Fed) in December that it would begin reducing the scope of its asset purchase program in early 2014, US equities rallied through the end of 2013. The market turned volatile in the first months of 2014 as investors began to worry that stocks may have risen too far, too fast. While political upheaval in Ukraine and signs of economic sluggishness in the US and China contributed to investor uncertainty, economic data remained strong enough that the Fed continued to reduce its asset purchase program on schedule. The continued “good but not great” economic environment and historically low interest rates generally led stocks higher throughout the end of the fiscal year.

    All sectors within the Russell 1000 Value Index posted strong returns for the reporting period, with telecommunication services and consumer staples sectors posting returns in the teens, and all other sectors posting returns over 20%.

    On the positive side, select Fund holdings in the energy sector were among the largest contributors to Fund performance for the reporting period. Baker Hughes, an oil and gas services company, and

Portfolio Composition

By security type

Common Stocks and Other Equity Interests	63.5%
Bonds and Notes	20.9
US Treasury Securities	5.2
Preferred Stocks	1.1
Security Types Each Less Than 1% of Portfolio	0.8
Money Market Funds Plus Other Assets Less Liabilities	8.5

Top 10 Equity Holdings*

1.	JPMorgan Chase & Co.	2.7%
2.	Citigroup Inc.	2.7
3.	General Electric Co.	1.9
4.	Royal Dutch Shell PLC-Class A	1.6
5.	Morgan Stanley	1.4
6.	Applied Materials, Inc.	1.3
7.	eBay Inc.	1.2
8.	Adobe Systems Inc.	1.2
9.	Viacom Inc.-Class B	1.1
10.	PNC Financial Services Group, Inc. (The)	1.1

Total Net Assets	$13.8 billion

Total Number of Holdings*	452

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Equity and Income Fund

Canadian Natural Resources, an oil and gas producer, were among the top performing holdings within this sector. Canadian Natural Resources pleased investors as it increased dividends and surpassed earnings estimates during the latter part of the reporting period based on higher production and improvements in realized pricing in oil and gas. Also, having a material underweight position in Exxon Mobil versus the Fund’s broad market benchmark contributed to relative performance, as the stock underperformed both the energy sector and the broad market benchmark.

Strong stock selection and an underweight position in the utilities sector was also a large contributor to performance versus the Fund’s broad market benchmark. Within this sector, Pepco Holdings was a strong contributor, as the stock rallied following an announcement that the company would be acquired for a premium. The stock posted returns of over 35% for the reporting period, outperforming the sector and the broad market benchmark. We sold our position in Pepco Holdings toward the end of the reporting period.

Stock selection within the telecommunication services sector also enhanced relative performance. Not owning AT&T was the main contributor within this sector, as the stock materially underperformed the broad market benchmark and the sector, only posting single-digit returns for the reporting period.

On the negative side, stock selection within the consumer staples sector hindered relative performance. Avon Products was the largest detractor within the sector due to lowered earnings guidance and missed earnings targets in late fall 2013 and again in May 2014.

The Fund attempts to remain fully invested, while attempting to target cash below 5% under normal market environments. Even though the average cash position was not exceptionally high during the reporting period, cash detracted from Fund performance in a strong equity market.

The allocation to investment grade corporate bonds, government agency bonds and US Treasury bonds was a valuable source of income, helping dampen overall portfolio volatility. However, they detracted from relative performance versus the broad market benchmark, as bonds meaningfully underperformed equities during the reporting period. The allocation to convertible bonds provided positive absolute returns, while detracting from relative performance, as convertible bonds underperformed the broad market benchmark.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used primarily for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a negligible impact on performance relative to its broad market benchmark.

Equity markets, although providing investors strong absolute returns, experienced continued volatility during the reporting period, based on the anticipation of the Fed slowing its asset purchases and rising interest rates that may result. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

Thank you for your investment in Invesco Equity and Income Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Equity and Income
Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from University of Michigan.

Chuck Burge Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2002.
Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Mary Jayne Maly Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equity and Income Fund. She joined Invesco in 2010. Ms. Maly earned a BA from the University of Pittsburgh and an MBA from the Thunderbird School of Global Management.

Sergio Marcheli Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2010.
Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

James Roeder Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2010. Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

5 Invesco Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 8/31/04

1 Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                          Invesco Equity and Income Fund

Average Annual Total Returns

As of 8/31/14, including maximum applicable sales charges

Class A Shares
Inception (8/3/60)	10.36%
10 Years	7.40
5 Years	11.50
1 Year	11.34

Class B Shares
Inception (5/1/92)	9.93%
10 Years	7.74
5 Years	12.09
1 Year	12.01

Class C Shares
Inception (7/6/93)	9.21%
10 Years	7.23
5 Years	11.94
1 Year	16.03

Class R Shares
Inception (10/1/02)	8.74%
10 Years	7.75
5 Years	12.48
1 Year	17.60

Class Y Shares
Inception (12/22/04)	7.56%
5 Years	13.06
1 Year	18.25

Class R5 Shares
10 Years	8.17%
5 Years	13.10
1 Year	18.22

Class R6 Shares
10 Years	8.10%
5 Years	12.94
1 Year	18.44

Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Equity and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Equity and Income Fund (renamed Invesco Equity and Income Fund). Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class

Average Annual Total Returns

As of 6/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/3/60)	10.36%
10 Years	7.11
5 Years	13.57
1 Year	11.11

Class B Shares
Inception (5/1/92)	9.92%
10 Years	7.44
5 Years	14.22
1 Year	11.72

Class C Shares
Inception (7/6/93)	9.20%
10 Years	6.93
5 Years	14.03
1 Year	15.75

Class R Shares
Inception (10/1/02)	8.71%
10 Years	7.45
5 Years	14.57
1 Year	17.34

Class Y Shares
Inception (12/22/04)	7.49%
5 Years	15.15
1 Year	17.89

Class R5 Shares
10 Years	7.89%
5 Years	15.21
1 Year	18.07

Class R6 Shares
10 Years	7.80%
5 Years	15.02
1 Year	18.08

A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.79%, 1.54%, 1.54%, 1.04%, 0.54%, 0.48% and 0.38%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.80%, 1.55%, 1.55%, 1.05%, 0.55%, 0.49% and 0.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/or reimbursed expenses on Class B shares in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

7 Invesco Equity and Income Fund

Invesco Equity and Income Fund’s investment objective is current income and, secondarily, capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Equity risk. Equity risk is the risk that the value of securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests, either directly or through derivative instruments. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities held by the Fund; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities held by the Fund. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

continued on page 9

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                          Invesco Equity and Income Fund

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Real estate investment trust (REIT) risk/ real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

■	The Russell 1000 Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Barclays U.S. Government/Credit Index includes treasuries and agencies that represent the government portion of the index, and includes publically issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                          Invesco Equity and Income Fund

Schedule of Investments(a)

August 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–63.54%
Aerospace & Defense–0.70%
General Dynamics Corp.	780,349	$96,178,014

Agricultural Products–0.67%
Archer-Daniels-Midland Co.	1,860,923	92,785,621

Apparel Retail–0.70%
Abercrombie & Fitch Co.–Class A	2,294,824	95,923,643

Application Software–1.69%
Adobe Systems Inc.(b)	2,201,376	158,278,934
Citrix Systems, Inc.(b)	1,056,835	74,253,227
		232,532,161

Asset Management & Custody Banks–1.39%
Northern Trust Corp.	1,272,994	88,282,134
State Street Corp.	1,436,958	103,504,085
		191,786,219

Automobile Manufacturers–0.74%
General Motors Co.	2,904,130	101,063,724

Biotechnology–0.76%
Amgen Inc.	750,983	104,672,011

Cable & Satellite–1.99%
Comcast Corp.–Class A	2,514,705	137,629,805
Time Warner Cable Inc.	923,141	136,560,248
		274,190,053

Communications Equipment–0.48%
Cisco Systems, Inc.	2,664,005	66,573,485

Construction Machinery & Heavy Trucks–0.97%
Caterpillar Inc.	1,218,488	132,900,486

Consumer Finance–0.29%
Synchrony Financial(b)	1,551,433	40,011,457

Diversified Banks–7.56%
Bank of America Corp.	7,735,988	124,472,047
Citigroup Inc.	7,021,074	362,638,472
Comerica Inc.	1,666,876	83,910,538
JPMorgan Chase & Co.	6,138,389	364,927,226
Wells Fargo & Co.	2,010,043	103,396,612
		1,039,344,895

Diversified Chemicals–0.77%
Dow Chemical Co. (The)	1,986,507	106,377,450

Diversified Metals & Mining–0.59%
Freeport-McMoRan Inc.	2,212,021	80,451,204

Electric Utilities–0.69%
Edison International	689,030	40,749,234
FirstEnergy Corp.	1,461,751	50,050,354

	Shares	Value
Electric Utilities–(continued)
Pinnacle West Capital Corp.	70,135	$3,994,189
		94,793,777

Electronic Components–0.75%
Corning Inc.	4,951,501	103,288,311

General Merchandise Stores–0.79%
Target Corp.	1,818,728	109,250,991

Health Care Equipment–0.50%
Medtronic, Inc.	1,085,274	69,294,745

Hotels, Resorts & Cruise Lines–0.84%
Carnival Corp.	3,032,337	114,864,926

Household Products–0.85%
Procter & Gamble Co. (The)	1,410,490	117,225,824

Industrial Conglomerates–1.90%
General Electric Co.	10,059,406	261,343,368

Industrial Machinery–0.72%
Ingersoll-Rand PLC	1,648,834	99,259,807

Insurance Brokers–2.11%
Aon PLC	1,016,626	88,609,122
Marsh & McLennan Cos., Inc.	2,558,750	135,869,625
Willis Group Holdings PLC	1,557,316	65,360,553
		289,839,300

Integrated Oil & Gas–3.91%
Exxon Mobil Corp.	833,781	82,927,858
Occidental Petroleum Corp.	953,735	98,930,932
Royal Dutch Shell PLC–Class A (United Kingdom)	5,473,255	221,533,696
Total S.A. (France)	2,029,564	133,957,473
		537,349,959

Integrated Telecommunication Services–1.06%
Koninklijke KPN N.V. (Netherlands)(b)	4,245,802	14,086,934
Orange S.A. (France)	1,381,185	20,933,476
Telecom Italia S.p.A. (Italy)(b)	11,101,091	12,798,370
Telefonica S.A. (Spain)	928,862	14,731,733
Verizon Communications Inc.	1,661,597	82,780,763
		145,331,276

Internet Software & Services–1.16%
eBay Inc.(b)	2,862,611	158,874,910

Investment Banking & Brokerage–3.00%
Charles Schwab Corp. (The)	4,706,290	134,176,328
Goldman Sachs Group, Inc. (The)	497,423	89,093,433
Morgan Stanley	5,527,771	189,657,823
		412,927,584

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Equity and Income Fund

	Shares	Value
IT Consulting & Other Services–0.73%
Amdocs Ltd.	2,123,594	$100,021,277

Managed Health Care–1.99%
Cigna Corp.	764,789	72,349,039
UnitedHealth Group Inc.	1,001,595	86,818,255
WellPoint, Inc.	985,821	114,858,005
		274,025,299

Movies & Entertainment–1.48%
Time Warner Inc.	691,372	53,256,385
Viacom Inc.–Class B	1,851,149	150,220,741
		203,477,126

Multi-Utilities–0.42%
PG&E Corp.	1,238,963	57,587,000

Oil & Gas Equipment & Services–0.85%
Baker Hughes Inc.	1,689,346	116,801,382

Oil & Gas Exploration & Production–2.27%
Anadarko Petroleum Corp.	838,180	94,454,504
Apache Corp.	1,018,326	103,696,137
Canadian Natural Resources Ltd. (Canada)	2,620,376	114,219,664
		312,370,305

Other Diversified Financial Services–0.67%
Voya Financial, Inc.	2,352,934	91,976,190

Packaged Foods & Meats–1.15%
Mondelez International Inc.–Class A	2,814,170	101,844,813
Unilever N.V.–New York Shares (Netherlands)	1,361,041	56,673,747
		158,518,560

Personal Products–1.00%
Avon Products, Inc.	9,801,435	137,612,147

Pharmaceuticals–5.07%
Bristol-Myers Squibb Co.	730,994	37,024,846
Eli Lilly and Co.	1,703,632	108,282,850
Hospira, Inc.(b)	651,622	35,018,166
Merck & Co., Inc.	2,270,028	136,451,383
Novartis AG (Switzerland)	1,227,353	110,203,944
Novartis AG–ADR (Switzerland)	104,308	9,371,031
Pfizer Inc.	2,090,374	61,436,092
Sanofi (France)	834,919	91,606,478
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	2,050,187	107,675,821
		697,070,611

Publishing–0.51%
Thomson Reuters Corp.	1,858,271	70,420,130

Railroads–0.63%
CSX Corp.	2,823,461	87,273,180

	Shares	Value
Regional Banks–2.08%
BB&T Corp.	1,929,869	$72,042,010
Fifth Third Bancorp	3,450,659	70,410,697
PNC Financial Services Group, Inc. (The)	1,691,412	143,347,167
		285,799,874

Security & Alarm Services–0.90%
Tyco International Ltd.	2,770,617	123,624,931

Semiconductor Equipment–1.31%
Applied Materials, Inc.	7,785,384	179,881,297

Semiconductors–1.66%
Broadcom Corp.–Class A	2,012,294	79,244,138
Intel Corp.	2,362,729	82,506,496
Texas Instruments Inc.	1,378,756	66,428,464
		228,179,098

Specialized Finance–0.51%
CME Group Inc.–Class A	916,005	70,120,183

Specialty Chemicals–0.23%
PPG Industries, Inc.	155,687	32,049,726

Systems Software–1.54%
Microsoft Corp.	2,215,196	100,636,354
Symantec Corp.	4,556,582	110,633,811
		211,270,165

Technology Hardware, Storage & Peripherals–0.42%
NetApp, Inc.	1,361,911	57,418,168

Wireless Telecommunication Services–0.54%
Vodafone Group PLC–ADR (United Kingdom)	2,166,098	74,383,805
Total Common Stocks & Other Equity Interests (Cost $6,478,606,224)		8,738,315,655

	Principal Amount
Bonds and Notes–20.91%
Advertising–0.03%
Interpublic Group of Cos., Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/17	$4,145,000	4,205,349

Aerospace & Defense–0.06%
L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 05/28/24	4,355,000	4,365,962
Precision Castparts Corp., Sr. Unsec. Global Notes, 2.50%, 01/15/23	4,150,000	4,034,039
		8,400,001

Agricultural & Farm Machinery–0.11%
Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/22	14,645,000	14,473,841

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Equity and Income Fund

	Principal Amount	Value
Agricultural Products–0.15%
Bunge Ltd Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.10%, 07/15/15	$14,380,000	$14,925,112
Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/37	3,940,000	5,049,575
		19,974,687

Air Freight & Logistics–0.31%
FedEx Corp.,
Sr. Unsec. Gtd. Bonds,
4.90%, 01/15/34	4,310,000	4,787,867
Sr. Unsec. Gtd. Notes,
5.10%, 01/15/44	8,875,000	9,945,569
United Parcel Service Inc., Sr. Unsec. Global Notes, 2.45%, 10/01/22	3,320,000	3,247,554
UTi Worldwide Inc., Sr. Unsec. Conv. Notes, 4.50%, 03/01/19(c)	24,390,000	24,938,775
		42,919,765

Airlines–0.18%
Continental Airlines Pass Through Trust,
Series 2010-1, Class A,
Sr. Sec. Pass Through Ctfs.,
4.75%, 01/12/21	4,020,275	4,346,922
Series 2012-1, Class A,
Sr. Sec. Pass Through Ctfs.,
4.15%, 04/11/24	5,466,992	5,695,923
Delta Air Lines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. Pass Through Ctfs., 6.20%, 07/02/18	2,192,490	2,445,997
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. Pass Through Ctfs., 3.75%, 09/03/26	5,455,000	5,495,912
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 10/23/23(c)	6,373,845	6,764,243
		24,748,997

Airport Services–0.05%
Heathrow Funding Ltd. (United Kingdom), Sr. Sec. Notes, 2.50%, 06/25/15(c)	6,220,000	6,298,404

Application Software–0.31%
Citrix Systems Inc., Sr. Unsec. Conv. Notes, 0.50%, 04/15/19(c)	38,333,000	42,477,756

Asset Management & Custody Banks–0.12%
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/24(c)	4,260,000	4,332,767
Bank of New York Mellon Corp. (The), Series D, Jr. Unsec. Sub. Global Notes, 4.50%(d)	5,600,000	5,250,000

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/44(c)	$3,975,000	$4,287,066
KKR Group Finance Co III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/44(c)	2,220,000	2,371,350
		16,241,183

Automobile Manufacturers–0.22%
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes,
1.88%, 09/15/14(c)	7,170,000	7,173,381
1.88%, 01/11/18(c)	5,220,000	5,285,188
Ford Motor Co., Sr. Unsec. Global Notes, 4.75%, 01/15/43	11,500,000	12,096,554
Ford Motor Credit Co. LLC., Sr. Unsec. Global Notes, 2.50%, 01/15/16	4,970,000	5,076,823
		29,631,946

Automotive Retail–0.11%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes,
4.50%, 12/01/23	6,415,000	6,819,457
5.75%, 05/01/20	7,393,000	8,457,320
		15,276,777

Biotechnology–0.61%
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/20	14,196,000	15,837,413
Celgene Corp., Sr. Unsec. Global Notes,
4.00%, 08/15/23	4,735,000	5,001,923
4.63%, 05/15/44	13,875,000	14,490,866
Cubist Pharmaceuticals Inc.,
Sr. Unsec. Conv. Bonds,
1.88%, 09/01/20(c)	26,245,000	29,886,494
Sr. Unsec. Conv. Notes,
1.13%, 09/01/18(c)	10,648,000	11,852,555
Gilead Sciences, Inc., Sr. Unsec. Global Bonds, 2.05%, 04/01/19	6,515,000	6,547,155
		83,616,406

Brewers–0.13%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes,
0.80%, 07/15/15	3,745,000	3,760,160
3.63%, 04/15/15	6,145,000	6,275,642
FBG Finance Pty Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.13%, 06/15/15(c)	6,965,000	7,209,042
		17,244,844

Broadcasting–0.53%
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 3.70%, 06/01/15	11,220,000	11,489,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Equity and Income Fund

	Principal Amount	Value
Broadcasting–(continued)
Grupo Televisa S.A.B. (Mexico), Sr. Unsec. Global Notes, 5.00%, 05/13/45	$3,000,000	$3,119,443
Liberty Media Corp., Sr. Unsec. Conv. Notes, 1.38%, 10/15/23(c)	56,561,000	58,222,480
		72,831,535

Cable & Satellite–0.37%
Comcast Corp.,
Sr. Unsec. Gtd. Global Notes,
4.25%, 01/15/33	8,165,000	8,518,560
5.70%, 05/15/18	4,735,000	5,424,245
Sr. Unsec. Gtd. Notes,
6.45%, 03/15/37	2,465,000	3,247,622
Cox Communications Inc., Sr. Unsec. Global Notes, 5.45%, 12/15/14	128,000	129,780
Sr. Unsec. Notes,
4.70%, 12/15/42(c)	4,980,000	4,943,605
6.25%, 06/01/18(c)	3,700,000	4,250,115
7.25%, 11/15/15	5,000,000	5,377,118
8.38%, 03/01/39(c)	655,000	954,674
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.15%, 03/15/42	1,370,000	1,483,169
NBCUniversal Media LLC,
Sr. Unsec. Gtd. Global Notes,
5.15%, 04/30/20	3,320,000	3,808,268
5.95%, 04/01/41	3,365,000	4,247,502
Time Warner Cable, Inc., Sr. Unsec. Gtd. Deb., 5.88%, 11/15/40	7,235,000	8,785,636
		51,170,294

Casinos & Gaming–0.09%
MGM Resorts International, Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15	9,376,000	12,716,200

Catalog Retail–0.17%
Liberty Interactive LLC, Sr. Unsec. Conv. Global Bonds, 0.75%, 03/30/23(e)	11,090,000	15,089,331
QVC Inc., Sr. Sec. Notes, 5.45%, 08/15/34(c)	8,810,000	8,942,251
		24,031,582

Coal & Consumable Fuels–0.01%
Peabody Energy Corp., Jr. Unsec. Sub. Conv. Deb., 4.75%, 12/15/41	1,820,000	1,317,225

Commodity Chemicals–0.07%
Montell Finance Co. B.V. (Netherlands), Sr. Unsec. Gtd. Deb., 8.10%, 03/15/27(c)	7,384,000	10,071,268

	Principal Amount	Value
Communications Equipment–0.39%
Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 12/15/20(c)	$22,524,000	$30,182,160
JDS Uniphase Corp., Sr. Unsec. Conv. Bonds, 0.63%, 08/15/18(e)	19,999,000	19,949,002
Juniper Networks Inc., Sr. Unsec. Global Notes, 4.50%, 03/15/24	3,010,000	3,170,203
		53,301,365

Data Processing & Outsourced Services–0.04%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/22	4,954,000	5,246,044
Xerox Corp., Sr. Unsec. Notes, 4.25%, 02/15/15	820,000	833,717
		6,079,761

Distillers & Vintners–0.02%
Brown-Forman Corp., Sr. Unsec. Notes, 2.25%, 01/15/23	3,480,000	3,311,005

Diversified Banks–1.86%
Abbey National Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.88%, 11/10/14(c)	9,000,000	9,057,581
Banco Inbursa S.A. Institucion de Banca Multiple (Mexico), Sr. Unsec. Notes, 4.13%, 06/06/24(c)	5,000,000	4,919,627
Bank of America Corp.,
Sr. Unsec. Global Notes,
5.75%, 12/01/17	2,825,000	3,171,043
Sr. Unsec. Medium-Term Notes,
1.25%, 01/11/16	6,465,000	6,503,152
5.00%, 01/21/44	2,905,000	3,166,995
6.88%, 04/25/18	9,445,000	11,046,293
Series L, Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/18	8,680,000	9,760,466
Barclays Bank PLC (United Kingdom),
Sr. Unsec. Global Notes,
2.75%, 02/23/15	2,535,000	2,563,353
6.75%, 05/22/19	8,500,000	10,171,400
Unsec. Sub. Global Notes,
5.14%, 10/14/20	5,015,000	5,480,163
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/24(c)	6,875,000	6,975,494
Bear Stearns Cos., LLC (The), Sr. Unsec. Global Notes, 7.25%, 02/01/18	8,140,000	9,605,503

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Equity and Income Fund

	Principal Amount	Value
Diversified Banks–(continued)
Citigroup Inc.,
Sr. Unsec. Global Notes,
6.01%, 01/15/15	$1,615,000	$1,647,634
6.13%, 11/21/17	11,440,000	13,001,342
8.50%, 05/22/19	2,385,000	3,025,530
Unsec. Sub. Global Notes,
3.50%, 05/15/23	5,000,000	4,912,121
5.30%, 05/06/44	2,765,000	2,979,210
6.68%, 09/13/43	8,000,000	10,236,037
Danske Bank A/S (Denmark), Sr. Unsec. Notes, 3.88%, 04/14/16(c)	9,435,000	9,869,371
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(c)	8,535,000	9,796,055
HSBC Holdings PLC (United Kingdom), Unsec. Sub. Global Notes, 4.25%, 03/14/24	2,165,000	2,256,667
JPMorgan Chase & Co.,
Sr. Unsec. Global Notes,
4.40%, 07/22/20	5,700,000	6,226,473
Series S, Jr. Unsec. Sub. Notes, 6.75%(d)	5,885,000	6,355,800
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(d)	6,410,000	6,393,975
Korea Development Bank (The) (South Korea), Sr. Unsec. Global Notes, 4.38%, 08/10/15	3,460,000	3,573,672
Lloyds Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.30%, 11/27/18	5,240,000	5,306,961
Mizuho Financial Group Cayman 3 Ltd. (Japan), Unsec. Gtd. Sub. Notes, 4.60%, 03/27/24(c)	5,010,000	5,304,387
National Australia Bank Ltd. (Australia), Sr. Unsec. Bonds, 3.75%, 03/02/15(c)	3,390,000	3,445,907
Nordea Bank AB (Sweden),
Sr. Unsec. Notes,
4.88%, 01/27/20(c)	4,495,000	5,042,051
Series 2, Sr. Unsec. Notes, 3.70%, 11/13/14(c)	880,000	885,851
Rabobank Nederland N.V. (Netherlands), Sr. Unsec. Medium-Term Global Notes, 4.75%, 01/15/20(c)	9,100,000	10,163,603
Santander Holdings USA Inc., Sr. Unsec. Global Notes, 3.00%, 09/24/15	14,213,000	14,533,301
Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(c)	3,200,000	3,233,640
Societe Generale S.A. (France), Unsec. Sub. Notes, 5.00%, 01/17/24(c)	7,365,000	7,667,598

	Principal Amount	Value
Diversified Banks–(continued)
Standard Chartered PLC (United Kingdom),
Sr. Unsec. Notes,
3.85%, 04/27/15(c)	$4,190,000	$4,278,991
5.50%, 11/18/14(c)	1,140,000	1,151,570
Unsec. Sub. Notes,
5.70%, 03/26/44(c)	4,170,000	4,603,060
U.S. Bank N.A., Unsec. Sub. Notes, 3.78%, 04/29/20	8,200,000	8,367,554
Wells Fargo & Co.,
Sr. Unsec. Global Notes,
1.50%, 01/16/18	2,070,000	2,064,476
3.63%, 04/15/15	750,000	765,350
Unsec. Sub. Global Notes,
4.13%, 08/15/23	11,753,000	12,388,656
Unsec. Sub. Medium-Term Notes,
4.10%, 06/03/26	4,515,000	4,630,079
		256,527,992

Diversified Capital Markets–0.08%
Credit Suisse AG (Switzerland), Unsec. Sub. Notes, 6.50%, 08/08/23(c)	6,536,000	7,250,655
UBS AG (Switzerland),
Sr. Unsec. Medium-Term Bank Notes, 3.88%, 01/15/15	834,000	844,971
Sr. Unsec. Medium-Term Global Bank Notes, 5.75%, 04/25/18	2,414,000	2,745,705
		10,841,331

Diversified Metals & Mining–0.41%
Anglo American Capital PLC (United Kingdom),
Sr. Unsec. Gtd. Notes,
4.13%, 04/15/21(c)	5,205,000	5,373,451
9.38%, 04/08/19(c)	3,185,000	4,076,526
Freeport-McMoRan Inc., Sr. Unsec. Global Notes, 1.40%, 02/13/15	5,940,000	5,958,289
Glencore Finance Canada Ltd. (Canada), Sr. Unsec. Gtd. Notes,
2.05%, 10/23/15(c)	4,700,000	4,757,652
2.70%, 10/25/17(c)	4,700,000	4,842,090
Glencore Funding LLC (Switzerland), Sr. Unsec. Gtd. Notes, 3.13%, 04/29/19(c)	10,535,000	10,755,599
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes,
7.13%, 07/15/28	2,175,000	2,896,029
9.00%, 05/01/19	5,240,000	6,824,539
Southern Copper Corp., Sr. Unsec. Global Notes,
5.25%, 11/08/42	7,260,000	7,136,969
5.38%, 04/16/20	1,170,000	1,302,498
6.75%, 04/16/40	1,695,000	1,942,703
		55,866,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Equity and Income Fund

	Principal Amount	Value
Diversified Support Services–0.03%
Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 2.85%, 06/01/16	$4,605,000	$4,756,527

Drug Retail–0.11%
CVS Health Corp., Sr. Unsec. Global Notes, 3.38%, 08/12/24	3,740,000	3,770,490
CVS Pass Through Trust, Sr. Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	9,378,182	10,951,764
		14,722,254

Electric Utilities–0.28%
Baltimore Gas & Electric Co., Sr. Unsec. Notes, 3.35%, 07/01/23	6,220,000	6,417,743
Electricite de France S.A. (France),
Jr. Unsec. Sub. Notes, 5.63%(c)(d)	8,670,000	9,194,535
Sr. Unsec. Notes,
4.60%, 01/27/20(c)	2,150,000	2,396,911
4.88%, 01/22/44(c)	9,110,000	10,000,116
Enel Finance International N.V. (Italy), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(c)	600,000	601,692
Iberdrola Finance Ireland Ltd. (Spain), Sr. Unsec. Gtd. Notes, 3.80%, 09/11/14(c)	2,175,000	2,176,315
Louisville Gas & Electric Co., Sr. Sec. First Mortgage Global Bonds, 1.63%, 11/15/15	5,525,000	5,597,737
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	1,050,000	1,235,829
PPL Electric Utilities Corp., Sr. Sec. First Mortgage Bonds, 6.25%, 05/15/39	355,000	477,750
		38,098,628

Electrical Components & Equipment–0.06%
Eaton Corp., Sr. Unsec. Gtd. Global Notes, 0.95%, 11/02/15	8,285,000	8,320,382

Fertilizers & Agricultural Chemicals–0.07%
Monsanto Co., Sr. Unsec. Global Notes,
2.13%, 07/15/19	3,055,000	3,063,170
3.38%, 07/15/24	2,085,000	2,130,106
3.60%, 07/15/42	4,150,000	3,783,419
		8,976,695

Food Retail–0.10%
Kroger Co. (The), Sr. Unsec. Global Notes, 3.30%, 01/15/21	12,870,000	13,259,073

General Merchandise Stores–0.10%
Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/23	3,650,000	3,264,575
Target Corp., Sr. Unsec. Global Notes, 2.90%, 01/15/22	9,830,000	9,928,768
		13,193,343

	Principal Amount	Value
Gold–0.14%
Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 5.70%, 05/30/41	$4,000,000	$4,240,747
Gold Fields Orogen Holdings BVI Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(c)	10,422,000	9,301,635
Newmont Mining Corp., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/22	6,300,000	6,202,293
		19,744,675

Health Care Distributors–0.15%
AmerisourceBergen Corp., Sr. Unsec. Bonds, 3.40%, 05/15/24	9,400,000	9,478,712
McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/19	11,085,000	11,112,254
		20,590,966

Health Care Equipment–0.57%
CareFusion Corp., Sr. Unsec. Global Notes,
3.88%, 05/15/24	6,825,000	6,955,904
4.88%, 05/15/44	7,465,000	7,664,344
Edwards Lifesciences Corp., Sr. Unsec. Global Notes, 2.88%, 10/15/18	7,055,000	7,211,434
Medtronic Inc., Sr. Unsec. Global Notes,
4.00%, 04/01/43	5,720,000	5,679,515
4.63%, 03/15/44	5,490,000	5,890,577
NuVasive Inc., Sr. Unsec. Conv. Notes, 2.75%, 07/01/17	13,684,000	15,488,577
Volcano Corp., Sr. Unsec. Conv. Notes, 1.75%, 12/01/17	32,517,000	29,305,946
		78,196,297

Health Care Facilities–0.53%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/18	24,795,000	33,969,150
HealthSouth Corp., Sr. Unsec. Sub. Conv. Notes, 2.00%, 12/01/20(e)	33,605,000	38,267,694
		72,236,844

Health Care REIT’s–0.26%
HCP, Inc., Sr. Unsec. Global Notes,
3.88%, 08/15/24	8,600,000	8,696,933
4.20%, 03/01/24	4,690,000	4,865,569
Health Care REIT, Inc., Sr. Unsec. Global Notes, 4.50%, 01/15/24	5,990,000	6,342,702
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	6,620,000	6,831,012
Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 5.70%, 09/30/43	2,080,000	2,483,702

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Equity and Income Fund

	Principal Amount	Value
Health Care REIT’s–(continued)
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes,
2.70%, 04/01/20	$4,710,000	$4,703,517
4.25%, 03/01/22	1,905,000	2,021,904
		35,945,339

Health Care Services–0.74%
Express Scripts Holding Co.,
Sr. Unsec. Gtd. Global Notes,
2.25%, 06/15/19	9,380,000	9,339,078
Sr. Unsec. Gtd. Notes,
3.13%, 05/15/16	3,800,000	3,947,282
Medco Health Solutions Inc., Sr. Unsec. Gtd. Notes, 2.75%, 09/15/15	3,535,000	3,614,058
Omnicare, Inc.,
Sr. Unsec. Gtd. Sub. Conv. Notes,
3.75%, 04/01/42	29,270,000	46,905,175
Sr. Unsec. Gtd. Sub. Conv. Notes,
3.50%, 02/15/44	18,351,000	20,736,630
Series OCR, Sr. Unsec. Gtd. Conv. Deb., 3.25%, 12/15/15(e)	16,126,000	17,073,402
		101,615,625

Homebuilding–0.07%
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/43	10,130,000	9,543,081

Hotels, Resorts & Cruise Lines–0.08%
Wyndham Worldwide Corp.,
Sr. Unsec. Notes,
2.95%, 03/01/17	1,225,000	1,265,567
5.63%, 03/01/21	8,170,000	9,176,381
		10,441,948

Housewares & Specialties–0.10%
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/21	12,185,000	13,146,662

Hypermarkets & Super Centers–0.03%
Wal-Mart Stores, Inc.,
Sr. Unsec. Global Bonds,
3.30%, 04/22/24	3,610,000	3,699,003
Sr. Unsec. Global Notes,
6.50%, 08/15/37	730,000	998,053
		4,697,056

Industrial Conglomerates–0.14%
General Electric Capital Corp.,
Sr. Unsec. Medium-Term Global Notes, 6.00%, 08/07/19	8,500,000	10,027,253
Series C, Jr. Unsec. Sub. Global Bonds, 5.25%(d)	9,400,000	9,646,750
		19,674,003

	Principal Amount	Value
Industrial Machinery–0.06%
Pentair Finance S.A., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/15/21	$7,940,000	$8,831,449

Insurance Brokers–0.03%
Marsh & McLennan Cos., Inc., Sr. Unsec. Global Notes, 4.05%, 10/15/23	3,960,000	4,228,020

Integrated Oil & Gas–0.20%
BP Capital Markets PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.24%, 05/10/19	9,645,000	9,713,591
Chevron Corp., Sr. Unsec. Global Notes, 1.72%, 06/24/18	5,275,000	5,318,990
Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/22	3,630,000	3,868,608
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.63%, 05/20/43	6,505,000	6,280,954
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.10%, 06/28/15	1,965,000	2,008,605
		27,190,748

Integrated Telecommunication Services–0.51%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	63,000	94,451
AT&T Inc., Sr. Unsec. Global Notes,
5.35%, 09/01/40	2,077,000	2,323,045
6.15%, 09/15/34	3,675,000	4,527,104
British Telecommunications PLC (United Kingdom), Sr. Unsec. Global Notes, 1.25%, 02/14/17	5,420,000	5,421,937
Telefonica Emisiones SAU (Spain), Sr. Unsec. Gtd. Global Notes, 7.05%, 06/20/36	3,600,000	4,706,868
Verizon Communications, Inc.,
Sr. Unsec. Global Notes,
3.00%, 04/01/16	3,575,000	3,700,108
5.15%, 09/15/23	4,525,000	5,133,233
6.40%, 09/15/33	18,470,000	23,400,817
6.40%, 02/15/38	3,500,000	4,399,838
6.55%, 09/15/43	6,705,000	8,688,685
Sr. Unsec. Notes,
5.01%, 08/21/54(c)	6,727,000	7,095,153
		69,491,239

Internet Software & Services–0.12%
Baidu Inc. (China), Sr. Unsec. Global Notes, 3.25%, 08/06/18	6,700,000	6,985,129
Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 3.38%, 05/02/19(c)	9,435,000	9,645,370
		16,630,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Equity and Income Fund

	Principal Amount	Value
Investment Banking & Brokerage–1.81%
Charles Schwab Corp. (The), Sr. Unsec. Notes, 4.45%, 07/22/20	$7,880,000	$8,769,709
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes,
2.63%, 01/31/19	5,200,000	5,268,594
5.25%, 07/27/21	5,510,000	6,211,927
6.15%, 04/01/18	10,325,000	11,780,142
Sr. Unsec. Medium-Term Global Notes, 3.70%, 08/01/15	1,350,000	1,388,157
Unsec. Sub. Global Notes,
6.75%, 10/01/37	4,585,000	5,678,382
Series 0000, Sr. Unsec. Exchangeable Basket-Linked Conv. Medium-Term Notes,
1.00%, 03/15/17(c)(f)	61,461,000	80,019,764
1.00%, 09/28/20(c)(g)	59,890,000	66,050,285
Jefferies Group LLC, Sr. Unsec. Conv. Deb., 3.88%, 11/01/17(e)	14,346,000	15,368,152
Macquarie Bank Ltd. (Australia), Sr. Unsec. Notes, 5.00%, 02/22/17(c)	6,100,000	6,622,956
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(c)	3,169,000	3,597,254
Morgan Stanley,
Sr. Unsec. Global Notes,
6.38%, 07/24/42	8,140,000	10,649,679
Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/24/15	12,875,000	13,278,174
Sr. Unsec. Notes,
3.45%, 11/02/15	9,855,000	10,167,756
5.75%, 01/25/21	3,135,000	3,639,254
		248,490,185

IT Consulting & Other Services–0.00%
International Business Machines Corp., Sr. Unsec. Global Notes, 7.63%, 10/15/18	100,000	122,876

Life & Health Insurance–0.20%
Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	3,100,000	3,247,476
Lincoln National Corp., Sr. Unsec. Global Notes, 4.00%, 09/01/23	4,505,000	4,760,102
Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(c)	3,425,000	3,927,954
Prudential Financial, Inc.,
Sr. Unsec. Medium-Term Notes,
5.10%, 08/15/43	4,010,000	4,469,140
Series D, Sr. Unsec. Medium-Term Notes, 3.88%, 01/14/15	950,000	961,443
4.75%, 09/17/15	5,030,000	5,242,586
6.63%, 12/01/37	3,475,000	4,594,861
		27,203,562

	Principal Amount	Value
Managed Health Care–0.62%
Aetna, Inc., Sr. Unsec. Global Notes, 3.95%, 09/01/20	$9,990,000	$10,781,833
Wellpoint Inc., Sr. Unsec. Conv. Bonds, 2.75%, 10/15/42	45,576,000	74,374,335
		85,156,168

Movies & Entertainment–0.05%
Live Nation Entertainment, Inc., Sr. Unsec. Conv. Notes, 2.50%, 05/15/19(c)	4,582,000	4,616,365
Time Warner, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/16	2,655,000	2,931,239
		7,547,604

Multi-Line Insurance–0.03%
American International Group, Inc., Sr. Unsec. Global Notes, 2.30%, 07/16/19	3,855,000	3,878,593

Multi-Utilities–0.03%
Enable Midstream Partners L.P., Sr. Unsec. Gtd. Notes, 2.40%, 05/15/19(c)	4,395,000	4,387,850

Office REIT’s–0.20%
Dexus Diversified Trust/Dexus Office Trust (Australia), Sr. Unsec. Gtd. Notes, 5.60%, 03/15/21(c)	12,535,000	14,424,181
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	5,210,000	5,330,837
Highwoods Realty L.P., Sr. Unsec. Notes, 3.20%, 06/15/21	1,650,000	1,642,149
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/24	6,115,000	6,332,158
		27,729,325

Office Services & Supplies–0.04%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/24	5,065,000	5,273,764

Oil & Gas Drilling–0.10%
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 2.50%, 03/15/17	1,150,000	1,175,878
Rowan Cos. Inc., Sr. Unsec. Gtd. Notes, 5.85%, 01/15/44	11,390,000	12,093,007
		13,268,885

Oil & Gas Equipment & Services–0.12%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 03/15/18(e)	11,911,000	16,169,182

Oil & Gas Exploration & Production–0.57%
Cobalt International Energy Inc., Sr. Unsec. Conv. Notes, 2.63%, 12/01/19	29,294,000	25,851,955

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Equity and Income Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Noble Energy, Inc., Sr. Unsec. Global Notes, 5.25%, 11/15/43	$7,940,000	$8,906,371
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/24/22	7,430,000	8,105,279
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 4.10%, 03/15/22	7,500,000	7,970,123
Stone Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 1.75%, 03/01/17	24,746,000	27,792,851
		78,626,579

Oil & Gas Refining & Marketing–0.03%
Phillips 66, Sr. Unsec. Gtd. Global Notes, 1.95%, 03/05/15	4,760,000	4,795,570

Oil & Gas Storage & Transportation–0.42%
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Notes,
5.25%, 01/31/20	2,889,000	3,293,324
Sr. Unsec. Gtd. Notes,
6.45%, 09/01/40	555,000	720,179
Series N, Sr. Unsec. Gtd. Notes,
6.50%, 01/31/19	4,420,000	5,236,613
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/22	4,275,000	4,436,162
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/38	2,245,000	2,976,263
Sunoco Logistics Partners Operations L.P., Sr. Unsec. Gtd. Notes, 5.30%, 04/01/44	8,165,000	8,689,523
5.50%, 02/15/20	5,405,000	6,120,945
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	3,835,000	5,118,437
Western Gas Partners L.P., Sr. Unsec. Notes, 5.45%, 04/01/44	9,710,000	10,956,574
Williams Partners L.P., Sr. Unsec. Global Notes, 5.40%, 03/04/44	9,000,000	9,897,688
		57,445,708

Other Diversified Financial Services–0.13%
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/19(c)	9,335,000	9,314,213
ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.75%, 03/07/17(c)	8,380,000	8,866,036
		18,180,249

Packaged Foods & Meats–0.12%
Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 3.88%, 06/27/24(c)	7,565,000	7,645,292

	Principal Amount	Value
Packaged Foods & Meats–(continued)
Mondelez International Inc., Sr. Unsec. Global Notes, 6.50%, 02/09/40	$1,476,000	$1,945,635
Tyson Foods, Inc., Sr. Unsec. Gtd. Global Bonds, 3.95%, 08/15/24	2,372,000	2,427,251
4.88%, 08/15/34	2,136,000	2,261,874
5.15%, 08/15/44	2,202,000	2,350,388
		16,630,440

Paper Packaging–0.09%
Packaging Corp. of America, Sr. Unsec. Global Notes, 4.50%, 11/01/23	11,775,000	12,730,590

Paper Products–0.02%
International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/41	2,855,000	3,437,791

Personal Products–0.01%
Avon Products Inc., Sr. Unsec. Global Notes, 2.38%, 03/15/16	1,610,000	1,629,513

Pharmaceuticals–1.01%
AbbVie Inc., Sr. Unsec. Global Notes, 1.20%, 11/06/15	18,095,000	18,200,334
Actavis Funding SCS, Sr. Unsec. Gtd. Notes, 4.85%, 06/15/44(c)	9,265,000	9,589,369
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Notes, 1.88%, 08/15/21(c)	14,556,000	16,475,573
Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(c)	10,574,000	10,983,743
Novartis Capital Corp. (Switzerland), Sr. Unsec. Gtd. Global Notes, 4.40%, 05/06/44	12,800,000	13,796,445
Perrigo Co. PLC, Sr. Unsec. Gtd. Notes, 2.30%, 11/08/18(c)	3,945,000	3,941,308
Salix Pharmaceuticals Ltd., Sr. Unsec. Conv. Notes, 1.50%, 03/15/19	25,242,000	62,016,439
Zoetis Inc., Sr. Unsec. Global Notes, 4.70%, 02/01/43	4,101,000	4,294,617
		139,297,828

Property & Casualty Insurance–0.29%
CNA Financial Corp.,
Sr. Unsec. Global Bonds,
5.88%, 08/15/20	4,915,000	5,713,787
Sr. Unsec. Notes,
7.35%, 11/15/19	425,000	522,143
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/44(c)	6,360,000	6,515,344
Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/43	4,185,000	4,483,204
Old Republic International Corp., Sr. Unsec. Conv. Notes, 3.75%, 03/15/18	8,381,000	10,104,343

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Equity and Income Fund

	Principal Amount	Value
Property & Casualty Insurance–(continued)
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/43	$6,455,000	$7,002,154
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/22	5,040,000	5,466,975
		39,807,950

Railroads–0.26%
Burlington Northern Santa Fe, LLC, Sr. Unsec. Bonds, 5.15%, 09/01/43	19,380,000	21,931,648
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/41	1,660,000	1,965,963
Union Pacific Corp., Sr. Unsec. Notes, 3.25%, 01/15/25	1,550,000	1,574,879
4.15%, 01/15/45	4,410,000	4,473,687
4.85%, 06/15/44	5,560,000	6,286,768
		36,232,945

Regional Banks–0.12%
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(c)	8,845,000	10,446,299
PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 02/08/20	5,305,000	6,046,178
		16,492,477

Reinsurance–0.06%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/23	7,510,000	8,182,518

Renewable Electricity–0.04%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/44	5,806,000	6,021,411

Semiconductor Equipment–0.32%
Lam Research Corp., Series B, Sr. Unsec. Conv. Notes, 1.25%, 05/15/18	33,039,000	44,602,650

Semiconductors–0.65%
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/28(e)	31,699,000	40,634,156
NVIDIA Corp., Sr. Unsec. Conv. Notes, 1.00%, 12/01/18(c)	42,110,000	48,163,312
		88,797,468

Soft Drinks–0.09%
PepsiCo, Inc., Sr. Unsec. Global Notes, 3.60%, 03/01/24	11,445,000	11,962,236

Sovereign Debt–0.15%
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Bonds, 6.00%, 01/17/17	16,505,000	18,295,792

	Principal Amount	Value
Sovereign Debt–(continued)
Peruvian Government International Bond (Peru), Sr. Unsec. Global Notes, 7.13%, 03/30/19	$1,650,000	$2,006,813
		20,302,605

Specialized Finance–0.09%
Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/22	9,185,000	9,841,618
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Bonds, 3.05%, 02/15/22	2,550,000	2,615,364
		12,456,982

Specialized REIT’s–0.24%
American Tower Corp.,
Sr. Unsec. Global Notes,
3.40%, 02/15/19	7,235,000	7,505,356
4.63%, 04/01/15	2,425,000	2,480,928
5.00%, 02/15/24	5,500,000	5,961,458
Sr. Unsec. Notes,
4.50%, 01/15/18	4,620,000	4,988,115
Crown Castle Towers LLC,
Sr. Sec. Gtd. Notes,
3.21%, 08/15/15(c)	5,295,000	5,377,195
6.11%, 01/15/20(c)	6,300,000	7,347,375
		33,660,427

Steel–0.49%
ArcelorMittal (Luxembourg),
Sr. Unsec. Global Bonds,
10.35%, 06/01/19	7,005,000	8,861,325
Sr. Unsec. Global Notes,
4.25%, 08/05/15	8,775,000	9,018,506
6.13%, 06/01/18	390,000	426,153
7.25%, 03/01/41	2,225,000	2,369,625
United States Steel Corp., Sr. Unsec. Conv. Notes, 2.75%, 04/01/19	22,883,000	37,170,573
Vale Overseas Ltd. (Brazil),
Sr. Unsec. Gtd. Global Notes,
4.63%, 09/15/20	320,000	342,504
5.63%, 09/15/19	4,655,000	5,255,609
Vale S.A. (Brazil), Sr. Unsec. Global Notes, 5.63%, 09/11/42	4,075,000	4,218,058
		67,662,353

Systems Software–0.22%
NetSuite Inc., Sr. Unsec. Conv. Notes, 0.25%, 06/01/18	23,004,000	23,967,292
Oracle Corp., Sr. Unsec. Global Notes, 4.30%, 07/08/34	6,045,000	6,336,621
		30,303,913

Technology Hardware, Storage & Peripherals–0.63%
Apple Inc., Sr. Unsec. Global Notes, 3.45%, 05/06/24	3,055,000	3,137,731
Hewlett-Packard Co., Sr. Unsec. Global Notes, 2.63%, 12/09/14	5,620,000	5,652,346

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Equity and Income Fund

	Principal Amount	Value
Technology Hardware, Storage & Peripherals–(continued)
SanDisk Corp., Sr. Unsec. Conv. Notes, 0.50%, 10/15/20(c)	$55,749,000	$68,013,780
Seagate HDD Cayman, Sr. Unsec. Gtd. Bonds, 4.75%, 01/01/25(c)	9,725,000	9,883,031
		86,686,888

Thrifts & Mortgage Finance–0.42%
MGIC Investment Corp., Sr. Unsec. Conv. Notes, 2.00%, 04/01/20	6,962,000	9,772,908
5.00%, 05/01/17	24,396,000	27,308,272
Radian Group Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/01/19	4,063,000	5,967,531
3.00%, 11/15/17	10,019,000	14,201,933
		57,250,644

Tobacco–0.13%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	715,000	741,842
Philip Morris International Inc.,
Sr. Unsec. Global Notes,
3.60%, 11/15/23	3,940,000	4,100,299
4.88%, 11/15/43	11,740,000	12,966,801
		17,808,942

Trucking–0.08%
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 2.50%, 03/15/16(c)	7,435,000	7,609,651
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.15%, 03/02/15	4,030,000	4,084,624
		11,694,275

Wireless Telecommunication Services–0.12%
America Movil S.A.B. de C.V. (Mexico),
Sr. Unsec. Global Notes,
4.38%, 07/16/42	6,610,000	6,516,008
Sr. Unsec. Gtd. Global Notes,
2.38%, 09/08/16	4,450,000	4,571,990
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/43	6,080,000	6,102,531
		17,190,529
Total Bonds & Notes (Cost $2,561,804,726)		2,876,226,687

U.S. Treasury Securities–5.16%
U.S. Treasury Bills–0.02%
0.04%, 11/13/14(h)(i)	2,280,000	2,279,931

U.S. Treasury Bonds–0.25%
3.38%, 05/15/44	32,678,100	34,606,167

U.S. Treasury Notes–4.89%
2.38%, 10/31/14	206,415,000	207,190,730
2.13%, 11/30/14	77,385,000	77,772,877

	Principal Amount	Value
U.S. Treasury Notes–(continued)
2.25%, 01/31/15	$19,650,000	$19,825,415
2.50%, 03/31/15	495,000	501,975
2.13%, 05/31/15	4,445,000	4,511,842
2.00%, 04/30/16	17,445,000	17,912,577
1.75%, 05/31/16	950,000	971,904
0.50%, 07/31/16	21,000,000	21,011,839
0.88%, 04/30/17	2,000,000	2,002,697
0.63%, 05/31/17	4,410,000	4,381,505
0.88%, 08/15/17	73,025,000	72,907,434
1.25%, 01/31/19	23,000,000	22,736,491
1.63%, 07/31/19	123,590,000	123,623,842
3.63%, 08/15/19	58,350,000	63,891,417
3.38%, 11/15/19	10,000,000	10,846,612
2.38%, 08/15/24	22,377,200	22,445,085
		672,534,242
Total U.S. Treasury Securities (Cost $706,499,332)		709,420,340

	Shares
Preferred Stocks–1.08%
Asset Management & Custody Banks–0.21%
AMG Capital Trust II, $2.58 Jr. Gtd. Sub. Conv. Pfd.	321,000	20,604,187
State Street Corp., Series D, 5.90% Pfd.	300,000	7,830,000
		28,434,187

Diversified Banks–0.09%
Wells Fargo & Co., 5.85% Pfd.	476,600	12,424,962

Oil & Gas Storage & Transportation–0.37%
El Paso Energy Capital Trust I, $2.38 Jr. Unsec. Gtd. Sub. Conv. Pfd.	875,900	51,704,377

Regional Banks–0.41%
KeyCorp, Series A, $7.75 Conv. Pfd.	427,098	55,949,838
Total Preferred Stocks (Cost $110,780,169)		148,513,364

	Principal Amount
U.S. Government Sponsored Agency Securities–0.71%
Federal Home Loan Mortgage Corp. (FHLMC)–0.35%
Unsec. Global Notes,
4.88%, 06/13/18	$33,680,000	38,025,238
6.75%, 03/15/31	7,000,000	10,260,947
		48,286,185

Federal National Mortgage Association (FNMA)–0.36%
Unsec. Global Notes,
4.38%, 10/15/15	38,850,000	40,641,630
6.63%, 11/15/30	6,315,000	9,142,082
		49,783,712
Total U.S. Government Sponsored Agency Securities (Cost $97,504,798)		98,069,897

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Equity and Income Fund

	Principal Amount	Value
Municipal Obligations–0.07%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J);
Series 2010, Class A, Build America Taxable RB,
6.66%, 04/01/57	$4,980,000	$6,215,289
Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57	2,600,000	3,309,618
Total Municipal Obligations (Cost $7,640,528)		9,524,907

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%
Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
Pass Through Ctfs.,
6.50%, 05/01/29	2	3
5.50%, 02/01/37	117	129
		132

Federal National Mortgage Association (FNMA)–0.00%
Pass Through Ctfs.,
7.00%, 07/01/18 to 07/01/32	50,675	54,366
5.50%, 03/01/21	142	155
8.00%, 08/01/21	3,785	4,056
		58,577

Government National Mortgage Association (GNMA)–0.00%
Pass Through Ctfs.,
8.00%, 04/15/26 to 01/20/31	37,119	40,341
7.50%, 12/20/30	2,423	2,931
		43,272
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $97,169)		101,981

	Number of Contracts	Exercise Price	Expiration Date	Value
Put Options Purchased–0.00%
Personal Products–0.00%
Avon Products, Inc. (Cost $562,782)	16,508	$11	Oct-14	$82,540

	Shares
Money Market Funds–8.12%
Liquid Assets Portfolio–Institutional Class(j)	558,004,437	558,004,437
Premier Portfolio– Institutional Class(j)	558,004,436	558,004,436
Total Money Market Funds (Cost $1,116,008,873)		1,116,008,873
TOTAL INVESTMENTS–99.59% (Cost $11,079,504,601)		13,696,264,244
OTHER ASSETS LESS LIABILITIES–0.41%		56,911,685
NET ASSETS–100.00%		$13,753,175,929

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2014 was $858,124,190, which represented 6.24% of the Fund’s Net Assets.
(d)	Perpetual bond with no specified maturity date.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Exchangeable for a basket of four common stocks and one ordinary Share.
(g)	Exchangeable for a basket of five common shares.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(j)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Equity and Income Fund

Statement of Assets and Liabilities

August 31, 2014

Assets:
Investments, at value (Cost $9,963,495,728)	$12,580,255,371
Investments in affiliated money market funds, at value and cost	1,116,008,873
Total investments, at value (Cost $11,079,504,601)	13,696,264,244
Foreign currencies, at value (Cost $249,132)	221,685
Receivable for:
Investments sold	70,058,713
Variation margin — futures	42,313
Fund shares sold	16,774,114
Dividends and interest	50,183,488
Forward foreign currency contracts outstanding	307,499
Investment for trustee deferred compensation and retirement plans	1,257,897
Other assets	273,998
Total assets	13,835,383,951

Liabilities:
Payable for:
Investments purchased	57,337,365
Fund shares reacquired	13,495,276
Accrued fees to affiliates	9,395,142
Accrued trustees’ and officers’ fees and benefits	25,150
Accrued other operating expenses	470,869
Trustee deferred compensation and retirement plans	1,484,220
Total liabilities	82,208,022
Net assets applicable to shares outstanding	$13,753,175,929

Net assets consist of:
Shares of beneficial interest	$10,094,334,286
Undistributed net investment income	132,247,328
Undistributed net realized gain	909,557,934
Net unrealized appreciation	2,617,036,381
$13,753,175,929

Net Assets:
Class A	$10,181,795,621
Class B	$442,317,533
Class C	$1,624,964,885
Class R	$232,454,692
Class Y	$719,931,391
Class R5	$402,366,106
Class R6	$149,345,701

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	891,394,898
Class B	39,550,365
Class C	144,589,878
Class R	20,267,133
Class Y	63,005,377
Class R5	35,198,417
Class R6	13,068,029
Class A:
Net asset value per share	$11.42
Maximum offering price per share
(Net asset value of $11.42 ÷ 94.50%)	$12.08
Class B:
Net asset value and offering price per share	$11.18
Class C:
Net asset value and offering price per share	$11.24
Class R:
Net asset value and offering price per share	$11.47
Class Y:
Net asset value and offering price per share	$11.43
Class R5:
Net asset value and offering price per share	$11.43
Class R6:
Net asset value and offering price per share	$11.43

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Equity and Income Fund

Statement of Operations

For the year ended August 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $3,906,010)	$249,345,808
Dividends from affiliated money market funds	363,367
Interest	107,087,940
Total investment income	356,797,115

Expenses:
Advisory fees	45,307,917
Administrative services fees	865,139
Custodian fees	406,520
Distribution fees:
Class A	23,947,907
Class B	5,163,932
Class C	14,798,109
Class R	1,071,304
Transfer agent fees — A, B, C, R and Y	19,964,633
Transfer agent fees — R5	343,282
Transfer agent fees — R6	4,288
Trustees’ and officers’ fees and benefits	422,822
Other	3,291,738
Total expenses	115,587,591
Less: Fees waived and expense offset arrangement(s)	(1,172,098)
Net expenses	114,415,493
Net investment income	242,381,622

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,235,711,760
Foreign currencies	153,924
Forward foreign currency contracts	3,416,858
Futures contracts	(8,202,015)
1,231,080,527
Change in net unrealized appreciation (depreciation) of:
Investment securities	603,859,790
Foreign currencies	(1,932)
Forward foreign currency contracts	(1,303,078)
Futures contracts	102,570
602,657,350
Net realized and unrealized gain	1,833,737,877
Net increase in net assets resulting from operations	$2,076,119,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Equity and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$242,381,622	$180,139,165
Net realized gain	1,231,080,527	610,922,992
Change in net unrealized appreciation	602,657,350	986,558,488
Net increase in net assets resulting from operations	2,076,119,499	1,777,620,645

Distributions to shareholders from net investment income:
Class A	(176,864,717)	(177,192,280)
Class B	(6,019,914)	(9,850,781)
Class C	(16,287,779)	(16,986,784)
Class R	(3,426,602)	(3,445,076)
Class Y	(12,338,759)	(10,171,497)
Class R5	(7,043,126)	(5,604,640)
Class R6	(1,862,221)	(1,344,016)
Total distributions from net investment income	(223,843,118)	(224,595,074)

Distributions to shareholders from net realized gains:
Class A	(493,452,271)	—
Class B	(29,777,478)	—
Class C	(75,974,395)	—
Class R	(10,930,123)	—
Class Y	(30,498,502)	—
Class R5	(15,792,758)	—
Class R6	(3,739,507)	—
Total distributions from net realized gains	(660,165,034)	—

Share transactions–net:
Class A	535,605,880	(291,238,977)
Class B	(174,743,171)	(266,029,232)
Class C	204,432,386	(40,820,681)
Class R	18,698,631	(8,690,407)
Class Y	187,672,956	9,342,497
Class R5	129,099,607	(29,202,753)
Class R6	102,986,907	29,344,576
Net increase (decrease) in net assets resulting from share transactions	1,003,753,196	(597,294,977)
Net increase in net assets	2,195,864,543	955,730,594

Net assets:
Beginning of year	11,557,311,386	10,601,580,792
End of year (includes undistributed net investment income of $132,247,328 and $55,604,360, respectively)	$13,753,175,929	$11,557,311,386

Notes to Financial Statements

August 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Equity and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to

24                         Invesco Equity and Income Fund

contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and

25                         Invesco Equity and Income Fund

unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for

26                         Invesco Equity and Income Fund

physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

27                         Invesco Equity and Income Fund

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2014, the Adviser waived advisory fees of $1,157,230.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2014, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2014, IDI advised the Fund that IDI retained $3,195,030 in front-end sales commissions from the sale of Class A shares and $23,219, $158,884 and $48,179 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2014, the Fund incurred $47,223 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

28                         Invesco Equity and Income Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$9,704,340,441	$298,497,451	$—	$10,002,837,892
U.S. Treasury Securities	—	709,420,340	—	709,420,340
Corporate Debt Securities	—	2,855,924,082	—	2,855,924,082
U.S. Government Sponsored Agency Securities	—	98,171,878	—	98,171,878
Municipal Obligations	—	9,524,907	—	9,524,907
Foreign Sovereign Debt Securities	—	20,302,605	—	20,302,605
Options Purchased	82,540	—	—	82,540
	9,704,422,981	3,991,841,263	—	13,696,264,244
Forward Foreign Currency Contracts*	—	307,499	—	307,499
Futures Contracts*	(29,487)	—	—	(29,487)
Total Investments	$9,704,393,494	$3,992,148,762	$—	$13,696,542,256

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$1,573,058	$(1,265,559)
Equity risk:
Options purchased(b)	82,540	—
Interest rate risk:
Futures contracts(c)	69,877	(99,364)
Total	$1,725,475	$(1,364,923)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.
(b)	Options purchased at value as reported in the Schedule of Investments.
(c)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations(a)
	Futures Contracts	Forward Foreign Currency Contracts
Realized Gain (Loss):
Currency risk	$—	$3,416,858
Interest rate risk	(8,202,015)	—
Change in Unrealized Appreciation (Depreciation):
Currency risk	—	(1,303,078)
Interest rate risk	102,570	—
Total	$(8,099,445)	$2,113,780

(a)	Options purchased are included in the net change in unrealized appreciation (depreciation) on investment securities.

The table below summarizes the twelve month average notional value of futures contracts and forward foreign currency contracts and the two month average notional value of options purchased outstanding during the period.

	Futures Contracts	Forward Foreign Currency Contracts	Options Purchased
Average notional value	$211,094,867	$631,289,896	$18,158,800

29                         Invesco Equity and Income Fund

Open Forward Foreign Currency Contracts at Period-End
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/30/14	Bank of New York Mellon (The)	CAD	74,555,995	USD	68,007,858	$68,522,380	$(514,522)
09/30/14	State Street Bank and Trust Co.	CAD	74,625,396	USD	68,068,991	68,586,165	(517,174)
09/30/14	Bank of New York Mellon (The)	CHF	40,764,843	USD	44,533,489	44,416,456	117,033
09/30/14	State Street Bank and Trust Co.	CHF	40,814,250	USD	44,588,195	44,470,289	117,906
09/30/14	Bank of New York Mellon (The)	EUR	93,649,779	USD	123,644,867	123,073,479	571,388
09/30/14	State Street Bank and Trust Co.	EUR	93,722,055	USD	123,731,857	123,168,463	563,394
09/30/14	Bank of New York Mellon (The)	GBP	64,291,540	USD	106,586,694	106,706,970	(120,276)
09/30/14	State Street Bank and Trust Co.	GBP	64,325,960	USD	106,650,512	106,764,099	(113,587)
09/30/14	Bank of New York Mellon (The)	ILS	143,501,355	USD	40,264,355	40,161,059	103,296
09/30/14	State Street Bank and Trust Co.	ILS	143,208,737	USD	40,179,207	40,079,166	100,041
Total Forward Foreign Currency Contracts — Currency Risk							$307,499

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro

GBP	– British Pound Sterling
ILS	– Israeli Shekel

Open Futures Contracts at Period-End
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	Short	696	December-2014	$(82,709,813)	$(99,364)
U.S. Treasury 10 Year Notes	Short	1,025	December-2014	(125,925,781)	69,877
Total Futures Contracts — Interest Rate Risk					$(29,487)

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of August 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities(a)	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Bank of New York Mellon (The)	$791,717	$(634,798)	$156,919	$—	$—	$156,919
State Street Bank and Trust Co.	781,341	(630,761)	150,580	—	—	150,580
Goldman Sachs & Co.	69,877	(69,877)	—	—	—	—
Total	$1,642,935	$(1,335,436)	$307,499	$—	$—	$307,499

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities(a)	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets & Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Bank of New York Mellon (The)	$634,798	$(634,798)	$—	$—	$—	$—
State Street Bank and Trust Co.	630,761	(630,761)	—	—	—	—
Goldman Sachs & Co.	99,364	(69,877)	29,487	(29,487)	—	—
Total	$1,364,923	$(1,335,436)	$29,487	$(29,487)	$—	$—

(a)	Includes cumulative appreciation (depreciation) of futures contracts.

30                         Invesco Equity and Income Fund

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2014, the Fund engaged in securities purchases of $13,837,414.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $14,868.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2014 and 2013:

	2014	2013
Ordinary income	$223,843,118	$224,595,074
Long-term capital gain	660,165,034	—
Total distributions	$884,008,152	$224,595,074

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$242,440,100
Undistributed long-term gain	862,708,178
Net unrealized appreciation — investments	2,565,886,974
Net unrealized appreciation (depreciation) — other investments	(1,273)
Temporary book/tax differences	(6,641,168)
Capital loss carryforward	(5,551,168)
Shares of beneficial interest	10,094,334,286
Total net assets	$13,753,175,929

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, book to tax accretion and amortization differences and contingent payment debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

31                         Invesco Equity and Income Fund

The Fund utilized $45,448,741 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term		Total
August 31, 2016	$251,980		$—	$251,980
August 31, 2017	5,299,188		—	5,299,188
	$5,551,168	$		$5,551,168

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2014 was $4,295,686,882 and $4,648,476,947, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $2,805,758,331 and $2,851,400,924, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,687,030,769
Aggregate unrealized (depreciation) of investment securities	(121,143,795)
Net unrealized appreciation of investment securities	$2,565,886,974

Cost of investments for tax purposes is $11,130,377,270.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premiums and contingent payment debt instruments, on August 31, 2014, undistributed net investment income was increased by $58,104,464, undistributed net realized gain was decreased by $56,387,105 and shares of beneficial interest was decreased by $1,717,359. This reclassification had no effect on the net assets of the Fund.

32                         Invesco Equity and Income Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	123,294,433	$1,338,786,753	87,700,842	$873,364,044
Class B	681,308	7,216,215	823,802	8,051,441
Class C	27,559,284	294,554,564	12,109,400	121,759,085
Class R	6,158,932	67,354,694	4,574,200	45,460,476
Class Y	25,562,881	279,392,264	16,892,433	170,702,836
Class R5	21,087,163	228,477,944	6,739,690	64,982,296
Class R6(b)	11,239,560	122,857,003	10,147,759	98,261,438

Issued as reinvestment of dividends:
Class A	59,884,857	626,269,537	17,150,441	163,264,966
Class B	3,366,931	34,386,317	995,825	9,235,728
Class C	8,120,425	83,387,271	1,579,331	14,763,683
Class R	1,367,065	14,353,524	352,640	3,369,248
Class Y	3,766,637	39,437,002	997,253	9,485,943
Class R5	2,125,920	22,271,818	540,105	5,162,156
Class R6	533,196	5,601,728	138,720	1,344,016

Automatic conversion of Class B shares to Class A shares:
Class A	12,844,760	139,827,651	17,617,079	173,428,532
Class B	(13,105,664)	(139,827,651)	(17,961,899)	(173,428,532)

Reacquired:
Class A	(144,137,291)	(1,569,278,061)	(154,007,991)	(1,501,296,519)
Class B	(7,178,837)	(76,518,052)	(11,491,060)	(109,887,869)
Class C	(16,168,255)	(173,509,449)	(18,523,803)	(177,343,449)
Class R	(5,756,408)	(63,009,587)	(5,914,742)	(57,520,131)
Class Y	(12,079,237)	(131,156,310)	(17,512,155)	(170,846,282)
Class R5	(11,162,020)	(121,650,155)	(10,465,023)	(99,347,205)
Class R6	(2,336,610)	(25,471,824)	(6,654,596)	(70,260,878)
Net increase (decrease) in share activity	95,669,030	$1,003,753,196	(64,171,749)	$(597,294,977)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

33                         Invesco Equity and Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(b)
Class A
Year ended 08/31/14	$10.43	$0.22	(c)	$1.56	$1.78	$(0.20)	$(0.59)	$(0.79)	$11.42	17.86	%(d)	$10,181,796	0.79	%(e)	0.80	%(e)	1.99	%(c)(e)	60%
Year ended 08/31/13	9.05	0.17		1.42	1.59	(0.21)	—	(0.21)	10.43	17.80	(d)	8,752,700	0.78		0.79		1.74		26
Year ended 08/31/12	8.19	0.17		0.85	1.02	(0.16)	—	(0.16)	9.05	12.67	(d)	7,878,694	0.80		0.81		2.05		21
Year ended 08/31/11	7.53	0.15		0.66	0.81	(0.15)	—	(0.15)	8.19	10.78	(d)	7,908,623	0.81		0.81		1.74		22
Eight months ended 08/31/10	7.79	0.10		(0.28)	(0.18)	(0.08)	—	(0.08)	7.53	(2.40	)(d)	7,560,462	0.78	(f)	0.78	(f)	1.89	(f)	24
Year ended 12/31/09	6.45	0.15		1.34	1.49	(0.15)	—	(0.15)	7.79	23.51	(g)	8,395,716	0.82		0.82		2.15		78
Class B
Year ended 08/31/14	10.22	0.13	(c)	1.54	1.67	(0.12)	(0.59)	(0.71)	11.18	17.01	(d)	442,318	1.54	(e)	1.55	(e)	1.24	(c)(e)	60
Year ended 08/31/13	8.87	0.09		1.39	1.48	(0.13)	—	(0.13)	10.22	16.90	(d)	570,146	1.53		1.54		0.99		26
Year ended 08/31/12	8.04	0.15		0.83	0.98	(0.15)	—	(0.15)	8.87	12.36	(d)	739,631	1.02		1.56		1.83		21
Year ended 08/31/11	7.39	0.14		0.65	0.79	(0.14)	—	(0.14)	8.04	10.69	(d)(h)	1,014,527	0.84	(h)	0.98	(h)	1.71	(h)	22
Eight months ended 08/31/10	7.64	0.09		(0.27)	(0.18)	(0.07)	—	(0.07)	7.39	(2.40	)(d)(h)	1,278,734	0.91	(f)(h)	0.91	(f)(h)	1.76	(f)(h)	24
Year ended 12/31/09	6.33	0.14		1.32	1.46	(0.15)	—	(0.15)	7.64	23.48	(i)(j)	1,594,135	0.82	(j)	0.82	(j)	2.16	(j)	78
Class C
Year ended 08/31/14	10.27	0.13	(c)	1.55	1.68	(0.12)	(0.59)	(0.71)	11.24	17.03	(d)	1,624,965	1.54	(e)	1.55	(e)	1.24	(c)(e)	60
Year ended 08/31/13	8.91	0.10		1.40	1.50	(0.14)	—	(0.14)	10.27	16.95	(d)	1,284,225	1.53		1.54		0.99		26
Year ended 08/31/12	8.07	0.11		0.83	0.94	(0.10)	—	(0.10)	8.91	11.77	(d)(k)	1,157,325	1.54	(k)	1.54	(k)	1.31	(k)	21
Year ended 08/31/11	7.42	0.09		0.65	0.74	(0.09)	—	(0.09)	8.07	9.95	(d)(k)	1,216,936	1.54	(k)	1.54	(k)	1.01	(k)	22
Eight months ended 08/31/10	7.68	0.06		(0.27)	(0.21)	(0.05)	—	(0.05)	7.42	(2.81	)(d)(k)	1,211,089	1.52	(f)(k)	1.52	(f)(k)	1.15	(f)(k)	24
Year ended 12/31/09	6.36	0.09		1.33	1.42	(0.10)	—	(0.10)	7.68	22.63	(j)(l)	1,375,516	1.56	(j)	1.56	(j)	1.40	(j)	78
Class R
Year ended 08/31/14	10.47	0.19	(c)	1.58	1.77	(0.18)	(0.59)	(0.77)	11.47	17.60	(d)	232,455	1.04	(e)	1.05	(e)	1.74	(c)(e)	60
Year ended 08/31/13	9.08	0.15		1.43	1.58	(0.19)	—	(0.19)	10.47	17.57	(d)	193,610	1.03		1.04		1.49		26
Year ended 08/31/12	8.23	0.15		0.85	1.00	(0.15)	—	(0.15)	9.08	12.23	(d)	176,940	1.05		1.06		1.80		21
Year ended 08/31/11	7.57	0.13		0.66	0.79	(0.13)	—	(0.13)	8.23	10.45	(d)	182,135	1.06		1.06		1.49		22
Eight months ended 08/31/10	7.83	0.09		(0.28)	(0.19)	(0.07)	—	(0.07)	7.57	(2.51	)(d)	172,143	1.03	(f)	1.03	(f)	1.64	(f)	24
Year ended 12/31/09	6.48	0.13		1.35	1.48	(0.13)	—	(0.13)	7.83	23.25	(m)	169,713	1.07		1.07		1.88		78
Class Y(n)
Year ended 08/31/14	10.43	0.24	(c)	1.58	1.82	(0.23)	(0.59)	(0.82)	11.43	18.25	(d)	719,931	0.54	(e)	0.55	(e)	2.24	(c)(e)	60
Year ended 08/31/13	9.05	0.20		1.41	1.61	(0.23)	—	(0.23)	10.43	18.10	(d)	477,207	0.53		0.54		1.99		26
Year ended 08/31/12	8.20	0.20		0.84	1.04	(0.19)	—	(0.19)	9.05	12.83	(d)	410,600	0.55		0.56		2.30		21
Year ended 08/31/11	7.54	0.17		0.67	0.84	(0.18)	—	(0.18)	8.20	11.04	(d)	422,009	0.56		0.56		1.99		22
Eight months ended 08/31/10	7.79	0.11		(0.28)	(0.17)	(0.08)	—	(0.08)	7.54	(2.15	)(d)	414,203	0.53	(f)	0.53	(f)	2.15	(f)	24
Year ended 12/31/09	6.45	0.16		1.35	1.51	(0.17)	—	(0.17)	7.79	23.82	(o)	530,010	0.57		0.57		2.34		78
Class R5
Year ended 08/31/14	10.43	0.25	(c)	1.58	1.83	(0.24)	(0.59)	(0.83)	11.43	18.33	(d)	402,366	0.48	(e)	0.49	(e)	2.30	(c)(e)	60
Year ended 08/31/13	9.05	0.20		1.42	1.62	(0.24)	—	(0.24)	10.43	18.17	(d)	241,540	0.47		0.48		2.05		26
Year ended 08/31/12	8.20	0.21		0.84	1.05	(0.20)	—	(0.20)	9.05	12.96	(d)	238,392	0.44		0.44		2.41		21
Year ended 08/31/11	7.54	0.19		0.65	0.84	(0.18)	—	(0.18)	8.20	11.16	(d)	156,096	0.39		0.39		2.16		22
Eight months ended 08/31/10(p)	7.59	0.03		(0.04)	(0.01)	(0.04)	—	(0.04)	7.54	(0.13	)(d)	63,598	0.45	(f)	0.45	(f)	1.79	(f)	24
Class R6
Year ended 08/31/14	10.43	0.26	(c)	1.58	1.84	(0.25)	(0.59)	(0.84)	11.43	18.44	(d)	149,346	0.39	(e)	0.40	(e)	2.39	(c)(e)	60
Year ended 08/31/13(p)	9.27	0.21		1.14	1.35	(0.19)	—	(0.19)	10.43	14.81	(d)	37,884	0.37	(f)	0.38	(f)	2.15	(f)	26

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $602,192,170 and sold of $70,835,642 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Balanced Fund and Invesco Basic Balanced into the Fund.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.16 and 1.47%, $0.07 and 0.72%, $0.07 and 0.72%, $0.13 and 1.22%, $0.18 and 1.72%, $0.19 and 1.78% and $0.20 and 1.87% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $9,586,832, $516,393, $1,479,811, $214,261, $604,351, $343,327 and $93,002 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.28% and 0.38% for the year ended August 31, 2011 and eight months ended August 31, 2010, respectively.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(k)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99%, 0.97% and 0.99% for the years ended August 31, 2012, August 31, 2011 and the eight months ended August 31, 2010, respectively.

34                         Invesco Equity and Income Fund

(l)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(m)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(n)	On June 1, 2010, Class I shares of Van Kampen Equity and Income Fund were reorganized into Class Y shares.
(o)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(p)	Commencement date of June 1, 2010 and September 24, 2012 for Class R5 and Class R6 shares, respectively.

35                         Invesco Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Equity and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Equity and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the eight month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended December 31, 2009 were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

October 27, 2014

Houston, Texas

36                         Invesco Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,064.10	$4.27	$1,021.07	$4.18	0.82%
B	1,000.00	1,059.40	8.15	0,017.29	7.98	1.57
C	1,000.00	1,060.10	8.15	1,017.29	7.98	1.57
R	1,000.00	1,062.50	5.56	1,019.81	5.45	1.07
Y	1,000.00	1,065.30	2.97	1,022.33	2.91	0.57
R5	1,000.00	1,065.80	2.55	1,022.74	2.50	0.49
R6	1,000.00	1,066.20	2.08	1,023.19	2.04	0.40

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2014 through August 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

37                         Invesco Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Equity and Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Mixed-Asset Target Allocation Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one

38                         Invesco Equity and Income Fund

and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the Fund’s rate was below the rate of one such mutual fund and below the sub-adviser effective fee rate of two funds sub-advised by Invesco Advisers using a similar investment process and above the effective fee rate of one fund sub-advised by Invesco Advisers using a similar investment process. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other client accounts that are managed using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted

that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

39                         Invesco Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$660,165,034
Qualified Dividend Income*	69.80%
Corporate Dividends Received Deduction*	50.34%
U.S. Treasury Obligations*	5.92%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

40                         Invesco Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			141	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			141	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	141	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	141	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	141	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	141	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			141	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			141	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	141	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	141	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	141	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Equity and Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	VK-EQI-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders August 31, 2014

Invesco Floating Rate Fund

Nasdaq:
A: AFRAX ■ C: AFRCX ■ R: AFRRX ■ Y: AFRYX ■ R5: AFRIX ■ R6: AFRFX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
28	Financial Statements
31	Notes to Financial Statements
39	Financial Highlights
40	Auditor's Report
41	Fund Expenses
42	Approval of Investment Advisory and Sub-Advisory Contracts
44	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more.

Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies remained relatively stagnant. During the reporting period, high unemployment persisted, worries about potential deflation grew, and uncertainty about Russian-Ukrainian tensions weighed on European markets.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by clicking the “Intentional Investing Forum” link on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Floating Rate Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Floating Rate Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2014, Class A shares of Invesco Floating Rate Fund, at net asset value (NAV), underperformed the Fund’s broad market and style-specific indexes. The Fund invests in lower-rated fixed income instruments, primarily senior secured corporate loans.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/13 to 8/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.30%
Class C Shares	3.91
Class R Shares	4.18
Class Y Shares	4.69
Class R5 Shares	4.72
Class R6 Shares	4.66
Barclays U.S. Aggregate Index▼ (Broad Market Index)	5.66
Credit Suisse Leveraged Loan Index■ (Style-Specific Index)	5.15
Lipper Loan Participation Funds Classification Average¿ (Peer Group)	4.49

Source(s): ▼FactSet Research Systems Inc.; ■Bloomberg LP; ¿Lipper Inc.

How we invest

We believe a highly diversified pool of bank loans from a broad spectrum of issuers and consisting of the highest risk-adjusted credit quality available in line with portfolio objectives has the best risk-reward potential.†

Our credit analysts review all holdings and prospective holdings.

Key consideration is given to the following:

■	Management. Factors include direct operating experience in managing a business, management depth and incentives and track record operating in a leveraged environment.
■	Industry position and dynamics. Factors include a company’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.
■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.
■	Divisibility. This factor focuses on operating and corporate structures, ability to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.
■	Sponsors. Considerations include a firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.
■

Cash flow. We examine a firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirement of the business and conduct an examination of the business cycles, seasonality and international pressures.

■	Recovery and loan-to-value. These factors focus on further examination of the default probability and the rate of recovery associated with loans.

The portfolio is constructed using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We continually monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with our portfolio management teams, traders and analysts.

Utilizing our proprietary risk rating system, our analysts assign, continuously monitor and update probability of default and expected recovery ratings for every asset in the portfolio. Using the resulting risk adjusted returns, analysts monitor positions relative to market levels to detect early sell signals in an attempt to minimize principal loss and maximize relative value.

Market conditions and your Fund

During the fiscal year covered by this report, the senior secured loan market was generally steady in terms of price volatility on both a relative and an absolute level with the vast majority of loans trading at or near par. While loans continued to show correlation with equities and other high-risk assets, loans experienced meaningfully lower levels of volatility. Some of the lack of loan volatility was a function of a generally benign credit environment and a low default rate. Additionally, loan prices were supported by strong technicals as loan demand remained robust throughout the year. This demand principally came from:

Portfolio Composition* By credit quality

BBB	0.1%
BBB-	0.3
BB+	4.7
BB	12.5
BB-	15.1
B+	20.8
B	27.4
B-	7.3
CCC+	6.1
CCC	0.5
CCC-	0.4
CC	0.1
Not Rated	4.3
Equity	0.4

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardan-dpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Holdings*
1. First Data Corp.	1.6%
2. Federal-Mogul Corp.	1.4
3. Clear Channel Communications, Inc.	1.3
4. Asurion LLC	1.2
5. Nuveen Investments, Inc.	1.1

Total Net Assets	$2.6 billion

Total Number of Holdings*	634

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding	money market fund holdings.

4                         Invesco Floating Rate Fund

■

Collateralized loan obligation (CLO) issuance, which during the 12 months ended August 31, 2014, was the strongest since 2007, with total inflows of $117 billion[1] from August of 2013 through July 2014.

■	Net retail inflows, which during the same period totaled $22 billion.[1]
■	Institutional demand.

It should be noted that while net retail demand was a negative $8 billion1 from April to July 2014, CLO issuance during this same period was a positive $56 billion.1

Corporate issuers in the senior secured loan market have benefited from robust capital markets since 2009, and issuers have generally maintained good credit performance, strengthened their balance sheets, improved liquidity and addressed near-term maturities. The default rate rose slightly from the 2011 low, but at the close of the reporting period, loan defaults remained comfortably below historical averages.

The Fund was managed with a view toward taking advantage of what appeared to be an expanding (albeit slowly) economy, an absence of corporate restructurings and strong demand for floating rate assets from investors concerned about how rising interest rates might impact the market value of longer dated fixed income investments.

As part of the Fund’s investment strategy, we seek to take advantage of market opportunities by decreasing risk in the Fund when we believe loans are overbought and increasing risk when we believe loans are oversold. The Fund benefited from some of the newer primary deals which exhibited low levels of market volatility during the reporting period and were sold at prices that offered, in our opinion, above-market returns for the associated risk. On an industry basis, the Fund benefited from its housing and telecommunications holdings.

At the close of the reporting period, fundamentals remained favorable for bank loans, with corporate balance sheets generally healthy and default rates below approximately 2%2, the Fund was positioned with a bias towards lower quality loans. Additionally, by the close of the reporting period, we had reduced our holdings of high yield bonds in the portfolio to a level that we believed was below that of many of our peers. At the close of the reporting period, we felt that we had an appropriate mix of caution and aggressiveness given existing market conditions.

As always, we appreciate your continued participation in Invesco Floating Rate Fund.

1	JPMorgan
2	Standard & Poor’s LSTA Index Loans in Payment Default or Bankruptcy, excluding the April 2014 default of Energy Future Holdings.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

†	Diversification does not guarantee a profit or eliminate the risk of loss.

Tom Ewald Portfolio Manager, is lead manager of Invesco Floating Rate Fund. He joined Invesco in 2000.
Mr. Ewald earned a BA from Harvard College and an MBA from the University of Virginia Darden School of Business.

Scott Baskind Portfolio Manager, is manager of Invesco Floating Rate Fund. He joined Invesco or its investment advisory affiliates in 1999. Mr. Baskind earned a BS in business administration from University at Albany, The State University of New York.

Philip Yarrow Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Floating Rate Fund. He joined Invesco in 2010. Mr. Yarrow earned a BS in mathematics and economics from The University of Nottingham and a Master of Management degree in finance from Northwestern University.

5 Invesco Floating Rate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/04

1 Source: Bloomberg L.P.

2 Source: FactSet Research Systems Inc.

3 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

supply of short-term financing; changes in government regulation and interest rates; and overall economy.

■

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■

Liquidity risk. The majority of the Fund’s assets is likely to be invested in loans and securities that are less liquid than those traded on national exchanges. In the event the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

Prepayment risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit the Fund’s potential gains. Prepayments may require the Fund to replace the loan or debt security with a lower yielding security, adversely affecting the Fund’s yield.

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, noninvestment-grade loans.
■	The Lipper Loan Participation Funds Classification Average represents an average of all of the funds in the Lipper Loan Participation Funds classification.
■

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Floating Rate Fund

Average Annual Total Returns

As of 8/31/14, including maximum applicable sales charges

Class A Shares
Inception (5/1/97)	4.21%
10 Years	4.02
5 Years	6.69
1 Year	1.74

Class C Shares
Inception (3/31/00)	3.60%
10 Years	3.81
5 Years	6.70
1 Year	2.91

Class R Shares
10 Years	4.10%
5 Years	6.98
1 Year	4.18

Class Y Shares
10 Years	4.42%
5 Years	7.49
1 Year	4.69

Class R5 Shares
10 Years	4.58%
5 Years	7.58
1 Year	4.72

Class R6 Shares
10 Years	4.36%
5 Years	7.36
1 Year	4.66

On April 13, 2006, the Fund reorganized from a closed-end fund to an open-end fund. Performance shown for Class A shares prior to that date is that of the closed-end fund’s Class B shares and includes the management and 12b-1 fees applicable to B shares. The closed-end fund’s B-share performance reflects any applicable fee waivers or expense reimbursements.

On April 13, 2006, the Fund reorganized from a closed-end fund to an open-end fund. Performance shown for Class C shares prior to that date is that of the closed-end fund’s Class C shares and includes the management and 12b-1 fees applicable to C shares. The closed-end fund’s C-share performance reflects any applicable fee waivers or expense reimbursements.

Class R shares incepted on April 13, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns

As of 6/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/1/97)	4.24%
10 Years	4.07
5 Years	7.90
1 Year	2.56

Class C Shares
Inception (3/31/00)	3.63%
10 Years	3.84
5 Years	7.88
1 Year	3.63

Class R Shares
10 Years	4.13%
5 Years	8.10
1 Year	4.76

Class Y Shares
10 Years	4.45%
5 Years	8.68
1 Year	5.28

Class R5 Shares
10 Years	4.61%
5 Years	8.71
1 Year	5.30

Class R6 Shares
10 Years	4.39%
5 Years	8.56
1 Year	5.50

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R5 shares incepted on April 13, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.10%, 1.60%, 1.35%, 0.85%, 0.83% and 0.76%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.11%, 1.61%, 1.36%, 0.86%, 0.84% and 0.77%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

7                         Invesco Floating Rate Fund

Invesco Floating Rate Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■

As of the close of business on April 13, 2006, Invesco Floating Rate Fund reorganized from a closed-end fund to an open-end fund. Information presented for Class A shares prior to the reorganization includes financial data for Class B shares of the closed-end fund. Information presented for Class C shares prior to the reorganization includes financial data for Class C shares of the closed-end fund.

■	On July 27, 2006, all Class B1 shares converted into Class A shares.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■

Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans. that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Collateralized loan obligations risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

■

Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

■

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■

Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

■

Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks.

Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■

Floating rate risk. The Fund may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■

Industry focus risk. To the extent a Fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

continued on page 6

8                         Invesco Floating Rate Fund

Schedule of Investments

August 31, 2014

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Variable Rate Senior Loan Interests–94.73%(a)(b)
Aerospace & Defense–1.96%
Aveos Fleet Performance Inc. (Canada), Second Lien Term Loan (Acquired 03/12/10-12/30/11; Cost $387,682)(c)	0.00%	03/12/15	$390	$980
Booz Allen Hamilton Inc., Term Loan B	3.75%	07/31/19	1,815	1,816,214
Camp International Holding Co.,
First Lien Term Loan	4.75%	05/31/19	4,266	4,283,134
Second Lien Term Loan	8.25%	11/30/19	258	261,697
Consolidated Aerospace Manufacturing, LLC, Term Loan (Acquired 02/28/14; Cost $2,082,195)	5.00%	03/27/20	2,092	2,092,005
DAE Aviation Holdings, Inc.,
Term Loan B-1	5.00%	11/02/18	4,010	4,032,884
Term Loan B-2	5.00%	11/02/18	1,432	1,439,649
DynCorp International Inc., Term Loan	6.25%	07/07/16	260	259,590
Element Materials Technology Group US Holdings Inc., Term Loan B (Acquired 08/07/14; Cost $1,494,960)	5.25%	08/06/21	1,502	1,506,188
IAP Worldwide Services, Inc.,
Revolver Loan(d)	—	07/18/18	877	881,069
Second Lien Term Loan	9.25%	07/18/19	1,036	932,558
Landmark U.S. Holdings LLC,
Canadian Term Loan	4.75%	10/25/19	229	228,299
First Lien Term Loan	4.75%	10/25/19	5,757	5,751,852
PRV Aerospace, LLC, Term Loan	6.50%	05/09/18	1,884	1,887,080
Sequa Corp., Term Loan	5.25%	06/19/17	4,850	4,762,317
Transdigm Inc.,
Term Loan C	3.75%	02/28/20	14,144	14,082,245
Term Loan D	3.75%	06/04/21	7,080	7,046,231
				51,263,992

Air Transport–0.62%
American Airlines, Inc., Term Loan B	3.75%	06/27/19	4,084	4,066,070
Delta Air Lines, Inc.,
Revolver Loan(e)	0.00%	04/20/16	7,785	7,609,867
Revolver Loan(e)	0.00%	10/18/17	1,145	1,116,236
United Continental Holdings, Inc., Term Loan B-1(d)	—	09/15/21	3,362	3,361,788
				16,153,961

Automotive–4.61%
Affinia Group Inc., Term Loan B-2	4.75%	04/27/20	1,396	1,404,988
American Tire Distributors, Inc., Term Loan	5.75%	06/01/18	6,482	6,505,967
August U.S. Holding Company, Inc.,
First Lien Term Loan B-2 (Acquired 05/03/12-06/06/14; Cost $2,405,223)	5.00%	04/27/18	2,412	2,432,604
First Lien Term Loan B-2 (Acquired 05/03/12-06/06/14; Cost $1,966,744)	5.00%	04/27/18	1,968	1,985,071
Autoparts Holdings Ltd., First Lien Term Loan B-2	6.50%	07/28/17	5,032	5,044,987
BBB Industries, LLC, Term Loan	5.50%	03/27/19	2,828	2,834,334
Dexter Axle Co., Term Loan	4.50%	02/28/20	3,344	3,320,762
Federal-Mogul Corp., Term Loan C	4.75%	04/15/21	36,601	36,581,004
Gates Global, LLC, Term Loan	4.25%	07/05/21	11,888	11,819,890
Goodyear Tire & Rubber Co., Second Lien Term Loan	4.75%	04/30/19	3,269	3,285,424
Henniges Automotive Holdings, Inc., Term Loan	6.00%	06/12/21	2,440	2,470,639
Key Safety Systems, Inc., Term Loan(d)	—	08/29/21	3,107	3,120,747
Metaldyne, LLC, Term Loan	4.25%	12/18/18	4,658	4,664,023

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Automotive–(continued)
Schaeffler AG (Germany), Term Loan E	3.75%	05/15/20	$8,307	$8,303,511
TI Group Automotive Systems, LLC, Term Loan	4.25%	07/01/21	13,642	13,642,298
Tower Automotive Holdings USA, LLC, Term Loan	4.00%	04/23/20	7,217	7,180,577
Transtar Holding Co.,
First Lien Term Loan	5.75%	10/09/18	4,645	4,644,729
Second Lien Term Loan	10.00%	10/09/19	1,654	1,612,276
				120,853,831

Beverage and Tobacco–0.32%
DS Services of America, Inc., Term Loan B	5.25%	08/30/20	4,853	4,883,751
Winebow Holdings, Inc.,
First Lien Term Loan	4.75%	07/01/21	1,881	1,883,471
Second Lien Term Loan (Acquired 07/02/14; Cost $1,497,096)	8.50%	12/31/21	1,508	1,511,950
				8,279,172

Building & Development–2.50%
ABC Supply Co., Inc., Term Loan B	3.50%	04/16/20	4,665	4,629,098
Capital Automotive L.P.,
Second Lien Term Loan	6.00%	04/30/20	3,668	3,723,257
Term Loan B-1	4.00%	04/10/19	4,002	4,002,140
HD Supply, Inc., Term Loan	4.00%	06/28/18	3,907	3,894,956
Lake at Las Vegas Joint Venture, LLC,
Exit Revolver Loan (Acquired 08/09/12; Cost $10,794)(e)	0.00%	02/28/17	11	3,265
PIK Exit Revolver Loan (Acquired 05/15/12-06/30/14; Cost $145,432)(f)	4.65%	02/28/17	145	43,993
Quikrete Holdings, Inc.,
First Lien Term Loan	4.00%	09/28/20	10,686	10,643,641
Second Lien Term Loan	7.00%	03/26/21	1,651	1,675,229
Re/Max International, Inc., Term Loan	4.00%	07/31/20	3,878	3,876,197
Realogy Corp.,
Revolver Loan(d)	—	03/05/18	5,984	5,385,271
Synthetic LOC	4.42%	10/10/16	—	293
Term Loan B	3.75%	03/05/20	26,563	26,488,793
United Subcontractors, Inc., Term Loan (Acquired 02/15/06-09/30/13; Cost $1,385,421)	4.24%	06/30/15	129	125,439
WireCo WorldGroup Inc., Term Loan	6.00%	02/15/17	1,135	1,139,438
				65,631,010

Business Equipment & Services–10.90%
Accelya International S.A. (Luxembourg),
Term Loan A-1 (Acquired 03/06/14; Cost $2,703,950)	5.08%	03/06/20	2,716	2,699,415
Term Loan A-2 (Acquired 03/06/14; Cost $934,501)	5.08%	03/06/20	939	932,942
Acosta, Inc., Term Loan(d)	—	08/15/21	7,882	7,932,124
Asurion LLC,
Incremental Term Loan B-1	5.00%	05/24/19	24,660	24,775,827
Incremental Term Loan B-2	4.25%	07/08/20	22,331	22,306,387
Second Lien Term Loan	8.50%	03/03/21	29,705	30,752,480
AVSC Holding Corp., First Lien Term Loan	4.50%	01/24/21	6,466	6,472,908
Brickman Group Ltd. LLC,
First Lien Term Loan	4.00%	12/18/20	9,297	9,161,572
Second Lien Term Loan	7.50%	12/17/21	1,110	1,115,509
Brock Holdings III, Inc., First Lien Term Loan	6.00%	03/16/17	227	227,703
Caraustar Industries, Inc., Term Loan	7.50%	05/01/19	5,917	5,981,535
Checkout Holding Corp.,
Second Lien Term Loan	7.75%	04/11/22	3,962	3,915,766

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Business Equipment & Services–(continued)
Term Loan B	4.50%	04/09/21	$7,031	$6,932,090
Connolly, LLC,
First Lien Term Loan	5.00%	05/14/21	6,663	6,713,433
Second Lien Term Loan	8.00%	05/14/22	3,931	3,965,199
Crossmark Holdings, Inc.,
First Lien Term Loan	4.50%	12/20/19	5,633	5,593,088
Second Lien Term Loan	8.75%	12/21/20	576	573,070
Emdeon Inc., Term Loan B-2	3.75%	11/02/18	1,643	1,636,293
Expert Global Solutions, Inc., First Lien Term Loan B	8.50%	04/03/18	10,626	10,647,616
First Data Corp.,
Second Lien Term Loan	3.66%	09/24/18	4,547	4,516,015
Term Loan	3.66%	03/23/18	41,607	41,268,491
Term Loan	4.16%	03/24/21	373	372,608
Genesys Telecom Holdings, U.S., Inc.,
Term Loan	4.00%	02/07/20	793	789,009
Term Loan 2	4.50%	11/13/20	3,459	3,464,723
Hillman Group Inc. (The), Term Loan	4.50%	06/30/21	2,359	2,365,316
Information Resources, Inc., Term Loan	4.75%	09/30/20	3,807	3,815,215
Inmar, Inc.,
Term Loan	4.25%	01/27/21	2,461	2,430,589
Second Lien Term Loan	8.00%	01/27/22	306	304,652
Karman Buyer Corp.,
Delayed Draw Term Loan(d)	—	07/23/21	303	300,466
Second Lien Term Loan	7.50%	07/25/22	4,420	4,440,048
Term Loan	4.25%	07/23/21	9,088	9,013,979
Kronos Inc.,
First Lien Incremental Term Loan	4.50%	10/30/19	11,147	11,178,044
Second Lien Term Loan	9.75%	04/30/20	1,711	1,768,150
Learning Care Group (US) No. 2 Inc., Term Loan	5.50%	05/05/21	2,672	2,683,508
Nuance Communications, Inc., Term Loan C	2.91%	08/07/19	6,121	6,034,643
Sensus USA, Inc., First Lien Term Loan	4.75%	05/09/17	3,691	3,698,235
ServiceMaster Co. (The), Term Loan	4.25%	07/01/21	6,657	6,617,794
SourceHOV LLC,
First Lien Term Loan B	5.25%	04/30/18	5,143	5,174,542
Second Lien Term Loan	8.75%	04/30/19	355	356,916
SunGard Data Systems Inc.
Term Loan C	3.91%	02/28/17	791	791,636
Term Loan E	4.00%	03/08/20	6,124	6,126,800
TNS Inc.,
First Lien Term Loan	5.00%	02/14/20	2,767	2,774,210
Second Lien Term Loan (Acquired 02/14/13-02/28/14; Cost $259,898)	9.00%	08/14/20	262	261,165
Trans Union, LLC,
Revolver Loan(d)	—	04/09/19	1,889	1,868,842
Term Loan	4.00%	04/09/21	9,346	9,324,718
Wash MultiFamily Laundry Systems, LLC, Term Loan	4.50%	02/21/19	1,585	1,584,005
				285,659,276

Cable & Satellite Television–3.65%
Charter Communications Operating, LLC, Term Loan G(d)	—	08/15/21	12,628	12,724,850
CSC Holdings, LLC, Term Loan B	2.66%	04/17/20	6,310	6,221,556
ION Media Networks, Inc., Term Loan	5.00%	12/18/20	10,671	10,730,904

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Cable & Satellite Television–(continued)
MCC Iowa LLC,
Term Loan G	4.00%	01/20/20	$990	$984,356
Term Loan H	3.25%	01/29/21	3,277	3,228,702
Term Loan J	3.75%	06/30/21	1,872	1,866,420
Mediacom Illinois LLC,
Term Loan E	3.13%	10/23/17	1,933	1,929,186
Term Loan G	3.75%	06/30/21	2,727	2,710,427
Quebecor Media Inc. (Canada), Term Loan B-1	3.25%	08/17/20	2,492	2,456,168
Virgin Media Investment Holdings Ltd. (United Kingdom), Term Loan B	3.50%	06/07/20	14,076	13,908,324
WaveDivision Holdings, LLC, Term Loan	4.00%	10/15/19	1,856	1,851,135
WideOpenWest Finance, LLC,
Term Loan B	4.75%	04/01/19	8,337	8,374,573
Term Loan B-1	3.75%	07/17/17	4,822	4,827,361
Ziggo B.V. (Netherlands),
Term Loan B-1	3.25%	01/15/22	9,021	8,863,184
Term Loan B-2(e)	0.00%	01/15/22	499	490,013
Term Loan B-2	2.99%	01/15/22	5,314	5,221,590
Term Loan B-3(d)	—	01/15/22	9,560	9,393,547
				95,782,296

Chemicals & Plastics–4.66%
Allnex & Cy S.C.A.,
Second Lien Term Loan	8.25%	04/03/20	49	50,057
Term Loan B-1	4.50%	10/03/19	2,783	2,789,205
Term Loan B-2	4.50%	10/03/19	1,444	1,447,184
Arysta LifeScience SPC, LLC,
First Lien Term Loan	4.50%	05/29/20	13,715	13,722,420
Second Lien Term Loan	8.25%	11/30/20	1,038	1,051,428
Ascend Performance Materials Operations LLC, Term Loan B	6.75%	04/10/18	4,400	4,350,677
Axalta Coating Systems Dutch Holding B B.V., Term Loan B	3.75%	02/01/20	7,978	7,944,110
Colouroz Investment LLC (Germany),
Term Loan B-2(d)	—	05/03/21	6,307	6,309,150
Term Loan B-2(d)	—	05/02/22	3,449	3,462,975
Term Loan B-5	5.38%	12/31/16	721	727,489
Term Loan C(d)	—	05/02/21	1,043	1,042,976
Term Loan C-5	5.38%	12/30/16	738	744,900
Chromaflo Technologies Corp.,
First Lien Term Loan B	4.50%	12/02/19	2,172	2,168,209
Second Lien Term Loan	8.25%	05/30/20	815	815,093
Ferro Corp., Term Loan (Acquired 08/04/14; Cost $1,362,187)	4.00%	07/31/21	1,369	1,369,015
HII Holding Corp., First Lien Term Loan	4.00%	12/20/19	5,555	5,530,327
Huntsman International LLC, Incremental Term Loan	3.75%	08/12/21	18,700	18,668,497
Ineos Holdings Ltd., Term Loan	3.75%	05/04/18	14,294	14,227,164
Kronos Worldwide, Inc., Term Loan	4.75%	02/18/20	1,927	1,935,047
MacDermid, Inc., First Lien Term Loan B	4.00%	06/07/20	3,612	3,604,472
Momentive Performance Materials USA Inc., DIP Term Loan	4.00%	04/15/15	892	892,462
OMNOVA Solutions, Inc., Term Loan B-1	4.25%	05/31/18	3,679	3,688,313
Otter Products, LLC, Term Loan B	5.75%	06/03/20	6,935	6,908,632
Oxea Finance LLC,
First Lien Term Loan B-2	4.25%	01/15/20	4,587	4,583,908
Second Lien Term Loan	8.25%	07/15/20	1,557	1,568,219
Phillips-Medisize Corp.,
Second Lien Term Loan	8.25%	06/16/22	788	791,567
Term Loan	4.75%	06/16/21	1,631	1,630,818

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Chemicals & Plastics–(continued)
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/20	$1,622	$1,609,969
Univar Inc., Term Loan B	5.00%	06/30/17	3,948	3,959,470
WNA Holdings, Inc.,
Second Lien Term Loan	8.50%	12/07/20	642	643,056
Term Loan	4.50%	06/05/20	2,332	2,329,542
Term Loan	4.50%	06/07/20	1,625	1,622,539
				122,188,890

Clothing & Textiles–0.19%
ABG Intermediate Holdings 2 LLC,
First Lien Term Loan (Acquired 05/27/14; Cost $3,338,846)	5.50%	05/27/21	3,371	3,375,566
Second Lien Term Loan (Acquired 05/27/14; Cost $1,589,578)	9.00%	05/27/22	1,605	1,603,225
				4,978,791

Conglomerates–0.65%
CeramTec Acquisition Corp.,
Term Loan B-1	4.25%	08/31/20	4,809	4,811,316
Term Loan B-2	4.25%	08/28/20	477	477,056
Term Loan B-3	4.25%	08/28/20	1,448	1,448,370
Epiq Systems, Inc., Term Loan	4.25%	08/27/20	4,406	4,411,161
Polymer Group, Inc.,
Delayed Draw Incremental Term Loan(d)	—	12/19/19	468	469,008
Term Loan	5.25%	12/19/19	5,295	5,331,639
				16,948,550

Containers & Glass Products–2.09%
Ardagh Glass Finance PLC, Term Loan	4.00%	12/17/19	5	4,481
Berlin Packaging, LLC,
First Lien Term Loan	4.75%	04/02/19	4,300	4,307,887
Second Lien Term Loan	8.75%	04/02/20	845	861,846
Berry Plastics Group, Inc.,
Term Loan D	3.50%	02/08/20	15,298	15,047,466
Term Loan E	3.75%	01/06/21	2,658	2,628,149
BWAY Holding Company, Inc., Term Loan(d)	—	08/14/20	9,313	9,378,749
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19	1,364	1,366,673
Devix US, Inc.,
First Lien Term Loan B	4.25%	05/02/21	1,871	1,875,341
Second Lien Term Loan	8.00%	05/02/22	1,248	1,252,444
Exopack Holdings S.A., Term Loan	5.25%	05/08/19	2,274	2,295,648
Hoffmaster Group, Inc.,
First Lien Term Loan	5.25%	05/09/20	3,719	3,720,543
Second Lien Term Loan	10.00%	05/09/21	786	790,092
IBC Capital Ltd.,
Second Lien Term Loan(d)	—	01/01/22	1,422	1,426,017
Term Loan(d)	—	01/01/21	5,082	5,078,904
Libbey Glass, Inc., Term Loan	3.75%	04/09/21	24	23,821
Ranpak Corp.,
First Lien Term Loan	4.50%	04/23/19	551	550,727
Second Lien Term Loan	8.50%	04/23/20	650	662,853
Reynolds Group Holdings Inc., Incremental Term Loan	4.00%	12/01/18	1,623	1,622,581
TricorBraun Inc., Term Loan	4.00%	05/03/18	1,918	1,916,778
				54,811,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Cosmetics & Toiletries–0.47%
Nice-Pak Products, Inc., Term Loan	6.75%	06/18/15	$432	$421,637
Prestige Brands, Inc., Term Loan B-2(d)	—	09/03/21	4,865	4,898,615
Revlon Consumer Products Corp., Term Loan	4.00%	10/08/19	3,912	3,907,186
Vogue International Inc., Term Loan B	5.25%	02/14/20	3,126	3,137,237
				12,364,675

Drugs–2.73%
BPA Laboratories,
First Lien Term Loan	2.73%	07/01/17	1,202	1,093,970
Second Lien Term Loan	2.73%	07/01/17	1,045	862,358
Catalent Pharma Solutions, Inc., Term Loan	4.50%	05/20/21	5,051	5,068,434
Grifols Worldwide Operations USA, Inc., Term Loan B	3.16%	02/27/21	16,112	16,024,637
Ikaria, Inc., First Lien Term Loan	5.00%	02/12/21	2,711	2,726,478
Millennium Laboratories, LLC, Term Loan B	5.25%	04/16/21	20,689	20,759,719
Quintiles Transnational Corp., Term Loan B-3	3.75%	06/08/18	1,431	1,423,097
Salix Pharmaceuticals, Ltd., Term Loan	4.25%	01/02/20	797	799,578
Valeant Pharmaceuticals International, Inc. (Canada),
Series C-2 Term Loan B	3.75%	12/11/19	9,649	9,646,578
Series E-1 Term Loan B	3.75%	08/05/20	13,174	13,156,532
				71,561,381

Ecological Services & Equipment–0.04%
WCA Waste Corp., Term Loan	4.00%	03/23/18	938	936,347

Electronics & Electrical–6.19%
4L Technologies Inc., Term Loan	5.50%	05/08/20	9,615	9,651,769
Aeroflex Inc., Term Loan B-1	4.50%	11/11/19	5,996	5,995,987
Blackboard Inc., Term Loan B-3	4.75%	10/04/18	11,187	11,199,682
Blue Coat Systems, Inc., Term Loan	4.00%	05/31/19	1,373	1,364,229
BMC Software Finance, Inc., Term Loan	5.00%	09/10/20	1,552	1,549,942
DEI Sales, Inc., Term Loan	5.75%	07/13/17	1,956	1,886,182
Dell International LLC, Term Loan C	3.75%	10/29/18	16,523	16,500,468
Deltek, Inc., First Lien Term Loan	4.50%	10/10/18	11,269	11,265,181
Entegris, Inc., Term Loan B	3.50%	04/30/21	1,550	1,533,687
Fidji Luxembourg BC4 S.a r.l. (Luxembourg), Term Loan	6.25%	12/24/20	3,443	3,467,491
Freescale Semiconductor, Inc.,
Term Loan B-4	4.25%	02/28/20	18,675	18,638,152
Term Loan B-5	5.00%	01/15/21	12,433	12,499,254
Infor (US), Inc.,
Term Loan B-3	3.75%	06/03/20	10,727	10,644,495
Term Loan B-5	3.75%	06/03/20	1,722	1,711,334
Microsemi Corp., Incremental Term Loan	3.51%	02/19/20	971	968,486
Mirion Technologies, Inc., Term Loan	5.75%	03/30/18	2,753	2,759,537
MSC.Software Corp.,
First Lien Term Loan	5.00%	05/29/20	1,622	1,622,305
Second Lien Term Loan	8.50%	05/31/21	803	803,619
Oberthur Technologies of America Corp., Term Loan B-2	4.50%	10/18/19	1,885	1,891,183
Omnitracs, Inc., Term Loan	4.75%	11/25/20	4,911	4,921,206
Peak 10, Inc.,
First Lien Term Loan	5.00%	06/17/21	1,327	1,335,690
Second Lien Term Loan (Acquired 06/18/14; Cost $779,949)	8.25%	06/17/22	788	789,598
RP Crown Parent, LLC,
First Lien Term Loan	6.00%	12/21/18	15,511	15,310,430
Second Lien Term Loan	11.25%	12/20/19	602	580,716

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Electronics & Electrical–(continued)
Ship Luxco 3 S.a.r.l., (Luxembourg)
Term Loan	4.50%	11/30/19	$3,740	$3,749,440
Term Loan B-2A-II	5.25%	11/29/19	1,486	1,497,391
Term Loan C-2	4.75%	11/29/19	915	919,449
SkillSoft Corp.,
Second Lien Term Loan	7.75%	04/28/22	2,784	2,733,423
Term Loan	4.50%	04/28/21	9,590	9,446,234
Sybil Software LLC, Term Loan	4.75%	03/20/20	4,059	4,069,209
Verint Systems Inc., Incremental Term Loan B	3.50%	09/06/19	795	794,371
				162,100,140

Equipment Leasing–0.08%
Delos Finance S.a r.l., Term Loan	3.50%	03/06/21	2,182	2,171,710

Financial Intermediaries–2.65%
Bankruptcy Management Solutions, Inc., Term Loan B (Acquired 06/27/13; Cost $21,121)	7.00%	06/27/18	23	18,720
Intertrust Group Holding B.V., (Netherlands)
Second Lien Term Loan 2	8.00%	04/16/22	3,172	3,178,002
Term Loan B-5	4.48%	04/16/21	1,746	1,745,301
iPayment Inc., Term Loan	6.75%	05/08/17	3,978	3,951,797
MIP Delaware, LLC, Term Loan B-1	4.00%	03/09/20	930	930,372
MoneyGram International, Inc., Term Loan	4.25%	03/27/20	13,631	13,440,744
Nuveen Investments, Inc., First Lien Term Loan B	4.16%	05/15/17	29,700	29,684,011
RJO Holdings Corp., Term Loan	6.91%	12/10/15	1,623	1,578,163
SAM Finance Lux S.a r.l. (Luxembourg), Term Loan	4.25%	12/17/20	4,528	4,536,065
TMFS Holdings, LLC, Term Loan	5.50%	07/29/21	820	822,174
Transfirst Holdings, Inc.,
First Lien Term Loan B-2	4.25%	12/27/17	5,812	5,803,451
Second Lien Term Loan B-1	7.50%	06/27/18	3,824	3,842,949
				69,531,749

Food & Drug Retailers–1.12%
Albertson’s LLC, Term Loan B-4(d)	—	08/25/21	14,604	14,661,425
Pantry Inc. (The), Term Loan	4.75%	08/02/19	2,250	2,254,001
Rite Aid Corp.,
Second Lien Term Loan 1	5.75%	08/21/20	1,353	1,371,673
Term Loan 7	3.50%	02/21/20	4,123	4,107,785
Supervalu Inc., Term Loan	4.50%	03/21/19	7,091	7,055,583
				29,450,467

Food Products–3.72%
AdvancePierre Foods, Inc.,
First Lien Term Loan	5.75%	07/10/17	10,691	10,754,053
Second Lien Term Loan	9.50%	10/10/17	524	513,182
Big Heart Pet Brands, Term Loan	3.50%	03/08/20	9,153	9,020,055
Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/18	2,817	2,757,440
CSM Bakery Supplies LLC,
First Lien Term Loan	5.00%	07/03/20	9,458	9,437,493
Second Lien Term Loan(d)	—	07/03/21	2,992	2,954,684
Del Monte Foods, Inc.,
First Lien Term Loan	4.26%	02/18/21	4,389	4,350,324
Second Lien Term Loan	8.25%	08/18/21	3,739	3,598,489
Diamond Foods, Inc., Term Loan	4.25%	08/20/18	1,373	1,366,994

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food Products–(continued)
Dole Food Co., Inc., Term Loan B	4.50%	11/01/18	$12,270	$12,255,094
H.J. Heinz Co., Revolver Loan(e)	0.00%	06/07/18	10,581	10,492,412
Hearthside Group Holdings, LLC,
Revolver Loan(d)	—	06/02/19	2,634	2,620,176
Term Loan	4.50%	06/02/21	4,620	4,634,504
JBS USA, LLC,
Incremental Term Loan	3.75%	09/18/20	2,625	2,602,205
Term Loan	3.75%	05/25/18	6,906	6,863,301
New HB Acquisition, LLC, Term Loan B	6.75%	04/09/20	3,040	3,134,153
Oak Tea, Inc., Term Loan B(d)	—	07/23/21	8,769	8,604,107
QCE LLC, Term Loan(g)	15.00%	07/01/19	5	3,727
Shearer’s Foods, LLC,
First Lien Term Loan	4.50%	06/30/21	1,085	1,084,847
Second Lien Term Loan	7.75%	06/30/22	457	455,013
				97,502,253

Food Service–1.72%
Aramark Corp.,
LOC	3.73%	07/26/16	82	81,853
Term Loan F	3.25%	02/24/21	3,215	3,185,801
ARG IH Corp., Term Loan	5.00%	11/15/20	1,453	1,458,905
CEC Entertainment, Inc., Term Loan B	4.25%	02/14/21	1,609	1,596,819
Portillo’s Holdings, LLC,
First Lien Term Loan B(d)	—	08/02/21	2,479	2,479,069
Second Lien Term Loan(d)	—	08/01/22	569	570,632
Red Lobster Management LLC, Term Loan	6.25%	07/28/21	3,424	3,445,126
Restaurant Holding Co., LLC, First Lien Term Loan	8.75%	02/28/19	2,809	2,584,607
Seminole Hard Rock Entertainment, Inc., Term Loan	3.50%	05/14/20	1,911	1,889,816
Steak N’ Shake Operations, Inc., Term Loan	4.75%	03/19/21	2,489	2,494,631
US Foods, Inc., Incremental Term Loan	4.50%	03/31/19	15,973	15,968,386
Weight Watchers International, Inc., Term Loan B-2	4.00%	04/02/20	11,756	9,287,740
				45,043,385

Forest Products–0.34%
NewPage Corp., Term Loan B	9.50%	02/11/21	4,818	4,857,752
Xerium Technologies, Inc., Term Loan	5.75%	05/17/19	4,006	4,034,870
				8,892,622

Health Care–5.88%
Accellent Inc.,
Second Lien Term Loan	7.50%	03/11/22	2,122	2,080,697
Term Loan	4.50%	03/12/21	10,388	10,292,978
Alere Inc., Term Loan B	4.25%	06/30/17	3,352	3,347,397
ATI Holdings, Inc., Term Loan	5.00%	12/20/19	1,121	1,125,833
Biomet, Inc., Term Loan B-2	3.66%	07/25/17	10,096	10,093,337
Carestream Health, Inc., First Lien Term Loan	5.00%	06/07/19	11,353	11,393,400
Community Health Systems, Inc.,
Term Loan D	4.25%	01/27/21	11,216	11,260,958
Term Loan E	3.48%	01/25/17	5,659	5,663,301
DJO Finance LLC, Term Loan B	4.25%	09/15/17	13,432	13,448,487
Drumm Investors LLC, Term Loan	6.75%	05/04/18	806	811,828
Kindred Healthcare, Inc., Term Loan	4.00%	04/09/21	11,157	11,076,957
Kinetic Concepts, Inc., Term Loan E-1	4.00%	05/04/18	26,908	26,845,758

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Health Care–(continued)
Knowledge Universe Education LLC, Term Loan	5.25%	03/18/21	$2,344	$2,372,818
MPH Acquisition Holdings LLC, Term Loan	4.00%	03/31/21	13,347	13,292,416
Ortho-Clinical Diagnostics, Inc., Term Loan	4.75%	06/30/21	7,981	7,996,514
Pharmaceutical Product Development, Inc., Term Loan	4.00%	12/05/18	654	655,205
Surgery Center Holdings, Inc.,
Second Lien Term Loan(d)	—	01/01/21	4,280	4,242,433
Term Loan(d)	—	01/01/20	3,105	3,108,822
Surgical Care Affiliates, LLC, Incremental Term Loan C	4.00%	06/29/18	2,097	2,097,235
TriZetto Group, Inc.,
Second Lien Term Loan	8.50%	03/28/19	1,968	1,992,779
Term Loan	4.75%	05/02/18	6,858	6,876,217
Western Dental Services, Inc., Term Loan	6.00%	11/01/18	4,101	4,119,623
				154,194,993

Home Furnishings–0.32%
Britax Group Ltd., Term Loan	4.50%	10/15/20	1,791	1,531,189
Mattress Holding Corp., Term Loan B-2	3.66%	01/18/16	929	928,865
Serta Simmons Holdings, LLC, Term Loan	4.25%	10/01/19	6,005	6,011,193
				8,471,247

Industrial Equipment–3.05%
Accudyne Industries LLC, Term Loan	4.00%	12/13/19	2,679	2,673,367
Alliance Laundry Systems LLC,
First Lien Term Loan	4.26%	12/10/18	708	710,006
Second Lien Term Loan	9.50%	12/10/19	535	541,055
Apex Tool Group, LLC, Term Loan	4.50%	01/31/20	7,382	7,283,795
Capital Safety North America Holdings, Inc., First Lien Term Loan	3.75%	03/29/21	349	346,871
Carros US LLC, Term Loan(d)	—	06/18/21	1,991	1,991,091
Crosby US Acquisition Corp.,
First Lien Term Loan	3.75%	11/23/20	6,815	6,797,771
Second Lien Term Loan	7.00%	11/22/21	1,620	1,633,089
Doncasters US Finance LLC, Term Loan B	4.50%	04/09/20	6,924	6,930,109
Doosan Infracore International, Inc., Term Loan B	4.50%	05/28/21	7,683	7,712,180
Filtration Group Corp.,
First Lien Term Loan	4.50%	11/21/20	632	634,245
Second Lien Term Loan	8.25%	11/21/21	821	830,827
Gardner Denver, Inc., Term Loan	4.25%	07/30/20	4,506	4,507,181
Generac Power System, Inc., Term Loan B	3.25%	05/31/20	1,854	1,839,670
Grede Holdings LLC, Term Loan	4.75%	06/02/21	5,408	5,411,738
Husky Injection Molding Systems Ltd. (Canada),
Second Lien Term Loan	7.25%	06/30/22	753	756,491
Term Loan	4.25%	06/30/21	7,162	7,157,817
MX Holdings US, Inc., Term Loan B-1	4.50%	08/14/20	3,351	3,364,553
North American Lifting Holdings, Inc., First Lien Term Loan	5.50%	11/27/20	3,879	3,910,272
Penn Engineering & Manufacturing Corp., Term Loan B(d)	—	08/29/21	1,490	1,491,784
Rexnord LLC/ RBS Global, Inc., Term Loan B	4.00%	08/21/20	8,331	8,294,003
Tank Holding Corp., Term Loan	4.25%	07/09/19	2,416	2,409,812
Unifrax Holding Co., Term Loan	4.25%	11/28/18	732	730,307
Virtuoso US LLC, Term Loan	4.75%	02/11/21	1,945	1,948,936
				79,906,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Insurance–0.24%
Applied Systems, Inc.,
Second Lien Term Loan	7.50%	01/23/22	$1,231	$1,243,845
Term Loan	4.25%	01/25/21	1,965	1,964,368
Cooper Gay Swett & Crawford Ltd.,
First Lien Term Loan	5.00%	04/16/20	1,930	1,809,442
Second Lien Term Loan	8.25%	10/16/20	1,300	1,176,239
				6,193,894

Leisure Goods, Activities & Movies–3.17%
Alpha Topco Ltd., (United Kingdom)
Second Lien Term Loan(d)	—	07/31/22	10,067	10,176,375
Term Loan B-3	4.75%	07/30/21	28,780	28,714,346
Bright Horizons Family Solutions, Inc., Term Loan B	3.75%	01/30/20	1,985	1,976,295
CWGS Group, LLC, Term Loan	5.75%	02/20/20	8,035	8,105,011
Dave & Buster’s, Inc., Term Loan	4.50%	07/25/20	1,368	1,367,887
Dorna Sports S.L. (Spain), Term Loan B	4.33%	04/30/21	2,447	2,471,682
Equinox Holdings Inc.,
First Lien Term Loan	4.25%	01/31/20	2,804	2,798,324
Revolver Loan (Acquired 04/14/14-07/18/14; Cost $1,389,989)(e)	0.00%	02/01/18	1,493	1,384,769
Revolver Loan (Acquired 07/24/14; Cost $373,253)	1.65%	02/01/18	373	346,192
Fitness International, LLC, Term Loan B	5.50%	07/01/20	5,375	5,367,909
Live Nation Entertainment, Inc., Term Loan B-1	3.50%	08/17/20	1,340	1,336,568
Merlin Entertainments Group Luxembourg 2 S.a.r.l. (Luxembourg), Term Loan B-1	3.37%	06/28/19	3,882	3,883,784
Metro-Goldwyn-Mayer Inc., Second Lien Term Loan	5.13%	06/26/20	1,556	1,564,523
Outerstuff, LLC, Term Loan	5.00%	07/28/21	1,230	1,223,865
Performance Sports Group Ltd. (Canada), Term Loan	4.00%	04/15/21	2,262	2,259,011
Sabre Inc., Term Loan B	4.00%	02/19/19	9,224	9,197,915
Six Flags Theme Parks Inc., Term Loan B	3.50%	12/20/18	579	579,144
World Triathlon Corp., Term Loan (Acquired 06/27/14; Cost $420,796)	5.25%	06/26/21	423	423,565
				83,177,165

Lodging & Casinos–3.36%
Belmond Interfin Ltd. (Bermuda), Term Loan	4.00%	03/21/21	2,359	2,347,535
Caesars Growth Properties Holdings, LLC, Term Loan B	6.25%	05/08/21	6,332	6,208,702
Cannery Casino Resorts, LLC, First Lien Term Loan	6.00%	10/02/18	2,730	2,739,874
ESH Hospitality, Inc., Term Loan	5.00%	06/24/19	3,859	3,902,358
Four Seasons Holdings Inc. (Canada),
First Lien Term Loan	3.50%	06/27/20	3,275	3,254,138
Second Lien Term Loan (Acquired 06/27/13-07/17/13; Cost $2,061,188)	6.25%	12/28/20	2,066	2,078,601
Great Wolf Resorts, Inc., Term Loan B	4.25%	08/06/20	5,064	5,060,302
Harrah’s Operating Co., Inc., Term Loan B-6	6.95%	03/01/17	11,394	10,707,703
Hilton Worldwide Finance, LLC, Term Loan	3.50%	10/26/20	3,530	3,513,414
La Quinta Intermediate Holdings LLC, Term Loan	4.00%	04/14/21	10,619	10,623,015
MGM Resorts International, Term Loan B	3.50%	12/20/19	1,034	1,029,454
Scientific Games International, Inc., Term Loan	4.25%	10/18/20	26,147	25,858,666
Station Casinos LLC, Term Loan B	4.25%	03/02/20	797	795,184
Twin River Management Group, Inc., Term Loan	5.25%	07/10/20	6,298	6,321,756
Yonkers Racing Corp.,
First Lien Term Loan	4.25%	08/16/19	3,431	3,243,754
Second Lien Term Loan	8.75%	08/20/20	392	355,705
				88,040,161

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nonferrous Metals & Minerals–0.89%
Alpha Natural Resources, Inc., Term Loan B	3.50%	05/22/20	$5,380	$5,112,540
Arch Coal, Inc., Term Loan	6.25%	05/16/18	5,636	5,494,043
EP Minerals, LLC, Term Loan(d)	—	08/20/20	887	896,041
Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19	3,375	3,303,203
Walter Energy, Inc., Term Loan B	7.25%	04/02/18	8,913	8,496,169
				23,301,996

Oil & Gas–6.39%
American Energy–Marcellus, LLC,
First Lien Term Loan	5.25%	08/04/20	3,730	3,745,351
Second Lien Term Loan	8.50%	08/04/21	999	1,008,941
Ameriforge Group Inc., First Lien Term Loan	5.00%	12/19/19	69	69,204
Atlas Energy, L.P., Term Loan	6.50%	07/31/19	3,688	3,734,273
Bronco Midstream Funding, LLC, Term Loan	5.00%	08/17/20	6,555	6,591,634
Citgo Petroleum Corp., Term Loan B	4.50%	07/29/21	2,041	2,052,019
Crestwood Holdings LLC, Term Loan B-1	7.00%	06/19/19	4,119	4,199,517
Drillships Financing Holding Inc., Term Loan B-1	6.00%	03/31/21	21,725	21,851,570
Drillships Ocean Ventures Inc., Term Loan	5.50%	07/25/21	7,610	7,655,549
EMG Utica, LLC, Term Loan	4.75%	03/27/20	2,761	2,768,285
Expro Holdings UK 3 Ltd., Term Loan(d)	—	09/02/21	5,524	5,547,011
Fieldwood Energy LLC,
Second Lien Term Loan	8.38%	09/30/20	7,465	7,651,585
Term Loan	3.88%	09/28/18	6,840	6,830,798
Floatel International Ltd., Term Loan	6.00%	06/27/20	5,728	5,756,554
Glenn Pool Oil & Gas Trust I, Term Loan (Acquired 06/08/11; Cost $604,542)	4.50%	05/02/16	605	610,588
HGIM Corp., Term Loan B	5.50%	06/18/20	7,001	7,009,350
Jonah Energy LLC, Second Lien Term Loan	7.50%	05/12/21	3,530	3,547,912
McDermott International, Inc., Term Loan	5.25%	04/16/19	2,405	2,430,932
NGPL PipeCo LLC, Term Loan	6.75%	09/15/17	4,933	4,944,370
Obsidian Natural Gas Trust (United Kingdom), Term Loan	7.00%	11/02/15	591	595,668
Osum Production Corp. (Canada), Term Loan	6.50%	07/28/20	2,159	2,153,608
Pacific Drilling S.A. (Luxembourg), Term Loan	4.50%	06/04/18	3,897	3,902,481
Paragon Offshore Finance Co. (Cayman Islands), Term Loan	3.75%	07/18/21	2,557	2,531,855
Petroleum Geo-Services ASA, Term Loan	3.25%	03/19/21	4,808	4,710,750
Samson Investment Co., Second Lien Term Loan	5.00%	09/25/18	5,609	5,564,164
Seadrill Operating LP, Term Loan	4.00%	02/21/21	26,491	26,104,998
Seventy Seven Operating LLC, Term Loan	3.75%	06/25/21	1,340	1,342,416
Southcross Energy Partners, L.P., Term Loan(d)	—	08/04/21	1,902	1,917,633
Tallgrass Operations, LLC, Term Loan	4.25%	11/13/18	6,665	6,688,112
Tervita Corp. (Canada), Term Loan	6.25%	05/15/18	8,318	8,351,333
Utex Industries, Inc.,
First Lien Term Loan	5.00%	05/22/21	1,995	2,000,236
Second Lien Term Loan	8.25%	05/22/22	786	801,884
Western Refining, Inc., Term Loan	4.25%	11/12/20	2,749	2,749,795
				167,420,376

Publishing–3.17%
Chesapeake US Holdings Inc.,
Term Loan A	4.25%	09/30/20	1,570	1,569,252
Term Loan B	4.25%	09/30/20	4,354	4,351,028

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Publishing–(continued)
Getty Images, Inc.,
Revolver Loan(e)	0.00%	10/18/17	$4,889	$4,302,146
Revolver Loan(d)	—	10/18/17	2,088	1,837,625
Term Loan	4.75%	10/18/19	5,472	5,189,015
Harland Clarke Holdings Corp.,
Term Loan B-2	5.48%	06/30/17	330	331,331
Term Loan B-4	6.00%	08/04/19	1,430	1,449,060
Interactive Data Corp., Term Loan	4.75%	05/02/21	12,674	12,731,769
Media General, Inc., Term Loan B	4.25%	07/31/20	4,235	4,253,287
MediMedia USA, Inc., First Lien Term Loan	8.00%	11/20/18	5,549	5,451,480
Merrill Communications LLC, Term Loan	5.75%	03/08/18	5,281	5,347,479
MTL Publishing LLC, Term Loan B-2	3.75%	06/29/18	3,429	3,410,635
Newsday, LLC, Term Loan	3.66%	10/12/16	3,615	3,624,720
ProQuest LLC, Term Loan	6.00%	04/13/18	1,774	1,781,736
Southern Graphics Inc., Term Loan	4.25%	10/17/19	4,355	4,355,070
Tribune Co., Term Loan	4.00%	12/27/20	23,164	23,172,635
				83,158,268

Radio & Television–3.14%
Clear Channel Communications, Inc.,
Term Loan B	3.81%	01/29/16	361	359,575
Term Loan D	6.91%	01/30/19	35,662	35,223,756
Term Loan E	7.66%	07/30/19	6,670	6,665,313
Entravision Communications Corp., Term Loan B	3.50%	05/29/20	5,880	5,810,210
Gray Television, Inc., Term Loan	3.75%	06/10/21	2,920	2,912,236
Lin Television Corp., Term Loan	4.00%	12/21/18	643	641,524
Mission Broadcasting, Inc., Term Loan B-2	3.75%	10/01/20	638	632,771
NEP/NCP HoldCo, Inc.,
Incremental Term Loan	4.25%	01/22/20	3,510	3,494,941
Second Lien Term Loan	9.50%	07/22/20	132	134,558
Nexstar Broadcasting, Inc., Term Loan B-2	3.75%	10/01/20	723	717,572
TWCC Holding Corp.,
Second Lien Term Loan	7.00%	06/26/20	7,922	7,839,924
Term Loan	3.50%	02/13/17	12,280	12,156,633
Univision Communications Inc., First Lien Term Loan	4.00%	03/01/20	5,611	5,586,112
				82,175,125

Retailers (except Food & Drug)–5.30%
Academy, Ltd., Term Loan	4.50%	08/03/18	2,253	2,252,699
CDW LLC, Term Loan	3.25%	04/29/20	4,321	4,274,424
David’s Bridal, Inc.,
Asset-Based Revolver Loan(e)	0.00%	10/11/17	1,573	1,462,593
Term Loan	5.00%	10/11/19	6,948	6,823,503
J. Crew Group, Inc., Term Loan	4.00%	03/05/21	6,900	6,782,464
J.C. Penney Corp., Inc., Term Loan	5.00%	06/20/19	2,550	2,555,534
Lands’ End, Inc., Term Loan B	4.25%	04/02/21	4,906	4,875,340
Leonardo Acquisition Corp., Term Loan	4.25%	01/31/21	1,805	1,794,251
Men’s Wearhouse, Inc., (The), Term Loan B	4.50%	06/18/21	9,603	9,652,689
Michaels Stores, Inc., Incremental Term Loan	4.00%	01/28/20	6,095	6,072,635
National Vision, Inc., First Lien Term Loan	4.00%	03/12/21	3,703	3,650,412
Nine West Holdings, Inc., Term Loan	4.75%	10/08/19	3,432	3,444,770
OSP Group, Inc., First Lien Term Loan	4.50%	03/18/21	4,306	4,305,512

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Retailers (except Food & Drug)–(continued)
Payless Inc.,
Second Lien Term Loan	8.50%	03/11/22	$2,178	$2,164,942
Term Loan	5.00%	03/11/21	7,178	7,164,657
Pep Boys–Manny, Moe & Jack, Term Loan	4.25%	10/11/18	1,463	1,460,374
Pier 1 Imports (U.S.), Inc., Term Loan	4.50%	04/30/21	1,980	1,978,791
Savers Inc., Term Loan	5.00%	07/09/19	4,866	4,879,251
Sears Roebuck Acceptance Corp., Term Loan	5.50%	06/30/18	24,898	24,938,266
Spin Holdco Inc., First Lien Term Loan	4.25%	11/14/19	22,146	22,015,496
Toys ‘R’ US Property Co. I, LLC, Term Loan	6.00%	08/21/19	12,901	12,425,614
Toys ‘R’ US-Delaware, Inc.,
Term Loan	6.00%	09/01/16	1,902	1,787,371
Term Loan B-2	5.25%	05/25/18	396	335,651
Term Loan B-3	5.25%	05/25/18	115	97,381
Wilton Brands LLC, Term Loan B	7.50%	08/30/18	1,848	1,757,834
				138,952,454

Steel–0.36%
JFB Firth Rixson Inc., Term Loan	4.25%	06/30/17	663	663,746
JMC Steel Group Inc., Term Loan	4.75%	04/03/17	1,076	1,074,868
TMS International Corp., Term Loan B	4.50%	10/16/20	3,373	3,376,254
Waupaca Foundry, Inc., Term Loan	4.00%	06/29/17	4,325	4,327,338
				9,442,206

Surface Transport–0.96%
Hertz Corp. (The), LOC	3.75%	03/09/18	552	544,694
Navios Partners Finance (US) Inc., Term Loan	5.25%	06/27/18	8,119	8,224,091
Stena International S.A. (Luxembourg), Term Loan	4.00%	03/03/21	8,191	8,176,039
Swift Transportation Co., LLC, Term Loan B	3.75%	06/09/21	1,981	1,982,548
U.S. Shipping Corp., Term Loan B-1(d)	—	04/30/18	4,171	4,217,893
Vouvray US Finance LLC,
Second Lien Term Loan	8.50%	12/27/21	1,070	1,071,364
Term Loan	5.00%	06/27/21	939	941,947
				25,158,576

Telecommunications–5.41%
Arris Enterprises, Inc., Term Loan B	3.25%	04/17/20	160	159,036
Avaya Inc.,
Term Loan B-3	4.66%	10/26/17	29,544	28,725,541
Term Loan B-6	6.50%	03/30/18	4,213	4,234,034
Consolidated Communications, Inc., Term Loan	4.25%	12/23/20	15,239	15,289,338
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/19	9,402	9,607,909
Hargray Communications Group, Inc., Term Loan	4.75%	06/26/19	2,411	2,424,406
Intelsat Jackson Holdings S.A., Term Loan B-2	3.75%	06/30/19	10,787	10,751,059
Level 3 Communications, Inc.,
Term Loan B	4.00%	01/15/20	20,559	20,500,992
Term Loan B-III	4.00%	08/01/19	428	427,315
LTS Buyer LLC, Second Lien Term Loan	8.00%	04/12/21	82	83,029
Nextgen Finance, LLC, Term Loan B	5.00%	05/31/21	5,764	5,724,394
NTELOS Inc., Term Loan B	5.75%	11/08/19	6,601	6,630,157
Syniverse Holdings, Inc., Term Loan	4.00%	04/23/19	9,263	9,184,057
Telesat LLC, Term Loan B-2	3.50%	03/28/19	1,266	1,258,328
U.S. TelePacific Corp., Term Loan	5.75%	02/23/17	5,581	5,595,431
Windstream Corp., Term Loan B-5	3.50%	08/08/19	995	998,005

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Telecommunications–(continued)
XO Communications, LLC, Term Loan	4.25%	03/17/21	$2,604	$2,601,312
Yankee Cable Acquisition, LLC, Term Loan	4.50%	03/02/20	3,910	3,920,684
Zayo Group, LLC, Term Loan	4.00%	07/02/19	13,717	13,689,097
				141,804,124

Utilities–1.88%
Calpine Construction Finance Co., L.P.,
Term Loan B-1	3.00%	05/03/20	2,184	2,143,982
Term Loan B-2	3.25%	01/31/22	6,213	6,120,824
Calpine Corp.,
Term Loan	4.00%	04/01/18	42	42,474
Term Loan	4.00%	10/09/19	8,772	8,777,354
Term Loan B	4.00%	10/30/20	1,018	1,016,712
Dynegy Inc., Term Loan B-2	4.00%	04/23/20	4,505	4,507,255
EquiPower Resources Holdings, LLC,
First Lien Term Loan B	4.25%	12/21/18	6,058	6,062,065
First Lien Term Loan C	4.25%	12/31/19	3,291	3,293,686
NSG Holdings LLC, Term Loan	3.75%	12/11/19	863	856,434
Texas Competitive Electric Holdings Co. LLC,
PIK Term Loan(f)(g)	4.65%	10/10/14	5,052	3,924,263
Term Loan(g)	4.65%	10/10/17	10,167	7,900,108
USIC Holding, Inc., First Lien Term Loan	4.00%	07/10/20	4,612	4,589,251
				49,234,408
Total Variable Rate Senior Loan Interests				2,482,737,461

Structured Products–4.06%
Apidos Cinco CDO(h)(i)	4.48%	05/14/20	345	336,915
Apidos CLO IX(h)(i)	6.73%	07/15/23	3,083	3,090,936
Apidos CLO X(h)(i)	6.47%	10/30/22	2,190	2,193,114
Apidos CLO X(h)(i)	6.49%	10/30/22	3,367	3,371,788
Apidos CLO XI(h)(i)	5.48%	01/17/23	2,070	1,959,379
Apidos CLO XV(h)(i)	4.98%	10/20/25	6,500	5,943,769
Apidos Quattro CDO(h)(i)	3.83%	01/20/19	408	401,931
Ares XI CLO, Ltd.(h)(i)	3.23%	10/11/21	724	700,382
Atrium IV CDO Corp.(i)	9.18%	06/08/19	205	215,635
Atrium X CDO(h)(i)	4.73%	07/16/25	3,742	3,363,695
Babson CLO Ltd. 2007-I(h)(i)	3.48%	01/18/21	1,034	975,611
Babson CLO Ltd. 2013-II(h)(i)	4.73%	01/18/25	6,540	5,886,314
Carlyle Global Market Strategies 2012-3(h)(i)	5.73%	10/14/24	3,188	3,135,465
Carlyle Global Market Strategies 2013-1(h)(i)	5.73%	02/14/25	3,200	3,070,870
Carlyle High Yield Partners 2007-10(h)(i)	3.43%	04/19/22	1,400	1,292,816
Columbus Nova CLO Ltd.(h)(i)	3.83%	05/16/19	429	418,097
Columbus Nova CLO Ltd.(h)(i)	3.83%	05/16/19	1,093	1,065,223
Dryden Senior Loan Fund 2013-30(h)(i)	5.22%	10/15/25	3,276	3,035,535
Dryden Senior Loan Fund 2014-34 (Acquired 07/21/14; Cost $911,181)(h)(i)	5.03%	10/15/26	1,000	911,061
Duane Street CLO 2007-4(h)(i)	4.48%	11/14/21	1,764	1,722,638
Flagship CLO VI(h)(i)	4.99%	06/10/21	987	974,093
Flagship CLO VI(h)(i)	4.99%	06/10/21	3,254	3,212,234
Four Corners CLO II, Ltd.(h)(i)	2.08%	01/26/20	103	100,246
Four Corners CLO II, Ltd.(h)(i)	2.08%	01/26/20	310	301,712
Halcyon Loan Investors CLO II, Ltd.(h)(i)	3.83%	04/24/21	917	866,006

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Structured Products–(continued)
ING Investment Management CLO 2012-3, Ltd.(h)(i)	6.08%	10/15/22	$1,243	$1,224,761
ING Investment Management CLO 2012-4, Ltd.(h)(i)	5.98%	10/15/23	1,861	1,847,653
ING Investment Management CLO 2013-1, Ltd.(h)(i)	5.23%	04/15/24	4,807	4,456,136
ING Investment Management CLO 2013-3, Ltd.(h)(i)	4.73%	01/18/26	2,745	2,449,981
ING Investment Management CLO III, Ltd.(h)(i)	3.73%	12/13/20	1,188	1,145,340
ING Investment Management CLO IV, Ltd.(h)(i)	4.48%	06/14/22	293	287,086
Keuka Park CLO 2013-1(h)(i)	4.73%	10/21/24	617	555,899
Kingsland Ltd. 2006-2(h)(i)	4.73%	04/21/21	1,205	1,161,572
KKR Financial CLO 2012-1(h)(i)	5.73%	12/15/24	2,100	2,044,289
KKR Financial CLO 2013-1(h)(i)	4.98%	07/15/25	2,461	2,234,236
Madison Park Funding IV, Ltd.(h)(i)	3.83%	03/22/21	1,344	1,301,206
Madison Park Funding X, Ltd.(h)(i)	5.48%	01/20/25	1,953	1,904,581
Madison Park Funding XIV, Ltd.(h)(i)	4.98%	07/20/26	1,350	1,223,220
Madison Park Funding XIV, Ltd.(h)(i)	5.63%	07/20/26	1,915	1,691,523
Marine Park CLO 2012-1(h)(i)	5.98%	05/18/23	2,191	2,155,519
Octagon Investment Partners XIV Ltd.(h)(i)	5.48%	01/15/24	2,052	1,929,834
Octagon Investment Partners XIX Ltd.(h)(i)	5.08%	04/15/26	2,920	2,676,965
Octagon Investment Partners XVII Ltd.(h)(i)	4.73%	10/25/25	1,975	1,777,638
Octagon Investment Partners XVIII Ltd.(h)(i)	5.48%	12/16/24	4,442	4,184,386
Pacifica CDO VI, Ltd.(h)(i)	3.97%	08/15/21	565	530,413
Regatta IV Funding Ltd. 2014-1(h)(i)	5.18%	07/25/26	3,250	2,945,979
Seneca Park CLO 2014-1, Ltd.(h)(i)	4.92%	07/17/26	2,750	2,497,006
Sierra CLO II Ltd.(h)	3.73%	01/22/21	733	709,424
Silverado CLO 2006-II, Ltd.(h)(i)	3.98%	10/16/20	886	848,093
Slater Mill Loan Fund, LP(h)(i)	5.73%	08/17/22	1,108	1,089,706
Stone Tower CLO 2007-6, Ltd.(h)(i)	3.83%	04/17/21	1,750	1,677,900
Symphony CLO IX, Ltd.(h)(i)	5.23%	04/16/22	1,901	1,851,519
Symphony CLO VIII, Ltd.(h)(i)	5.98%	01/09/23	1,035	1,029,750
Symphony CLO XI(h)(i)	5.48%	01/17/25	2,640	2,499,787
Symphony CLO XII(h)(i)	5.13%	10/15/25	1,850	1,705,929
Symphony CLO XIV(h)(i)	4.60%	07/14/26	2,750	2,473,199
Voya CLO 2014-2, Ltd.(h)(i)	4.97%	07/17/26	1,875	1,692,555
Total Structured Products				106,348,550

Bonds and Notes–3.21%
Aerospace & Defense–0.06%
LMI Aerospace Inc.(i)	7.38%	07/15/19	1,501	1,529,144

Air Transport–0.02%
Continental Airlines, Inc.(i)	6.75%	09/15/15	460	460,920

Business Equipment & Services–0.17%
ADT Corp. (The)	6.25%	10/15/21	2,222	2,360,875
First Data Corp.(i)	6.75%	11/01/20	1,977	2,145,045
				4,505,920

Cable & Satellite Television–0.05%
UPC Broadband Holdings, B.V. (Netherlands)(i)	7.25%	11/15/21	1,074	1,181,400
UPC Broadband Holdings, B.V. (Netherlands)(i)	6.88%	01/15/22	173	189,435
				1,370,835

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Chemicals & Plastics–0.32%
Hexion Specialty Chemicals, Inc.	6.63%	04/15/20	$7,205	$7,619,288
Ineos Holdings Ltd.(i)	8.38%	02/15/19	241	261,786
Ineos Holdings Ltd.(i)	7.50%	05/01/20	157	170,345
Taminco Global Chemical Corp.(i)	9.75%	03/31/20	226	250,295
				8,301,714

Containers & Glass Products–0.52%
Ardagh Glass Finance PLC(i)	6.25%	01/31/19	1,631	1,663,620
Ardagh Glass Finance PLC(i)	7.00%	11/15/20	151	155,197
Ardagh Glass Finance PLC(i)	6.00%	06/30/21	375	376,875
Reynolds Group Holdings Inc.	7.88%	08/15/19	1,854	2,009,273
Reynolds Group Holdings Inc.	9.88%	08/15/19	1,879	2,090,387
Reynolds Group Holdings Inc.	5.75%	10/15/20	7,036	7,379,005
				13,674,357

Electronics & Electrical–0.16%
Blackboard Inc.(i)	7.75%	11/15/19	4,194	4,309,335

Food Products–0.02%
Chiquita Brands LLC	7.88%	02/01/21	412	453,715

Forest Products–0.07%
Verso Paper Holdings LLC	11.75%	01/15/19	1,626	1,715,430

Healthcare–0.32%
Biomet Inc.	6.50%	08/01/20	469	506,520
Community Health Systems, Inc.(i)	6.88%	02/01/22	971	1,038,970
DJO Finance LLC	9.75%	10/15/17	3,319	3,476,652
DJO Finance LLC	8.75%	03/15/18	1,386	1,479,555
Kinetic Concepts, Inc.	10.50%	11/01/18	1,764	1,982,295
				8,483,992

Lodging & Casinos–0.02%
Harrah’s Operating Company, Inc.	9.00%	02/15/20	791	640,710

Nonferrous Metals & Minerals–0.14%
TiZir Ltd. (United Kingdom)	9.00%	09/28/17	3,600	3,618,000

Oil & Gas–0.20%
Pacific Drilling S.A. (Luxembourg)(i)	5.38%	06/01/20	2,798	2,742,040
Seventy Seven Operating LLC(i)	6.50%	07/15/22	236	244,260
Tervita Corp. (Canada)(i)	8.00%	11/15/18	1,949	2,037,290
Western Refining, Inc.	6.25%	04/01/21	190	198,550
				5,222,140

Publishing–0.04%
Merrill Communications LLC(i)	10.00%	03/08/23	1,160	1,020,438

Radio & Television–0.05%
Sinclair Television Group, Inc.	6.38%	11/01/21	1,208	1,292,560

Retailers (except Food & Drug)–0.36%
Claire’s Stores Inc.(i)	9.00%	03/15/19	2,952	3,084,840
Claire’s Stores Inc.(i)	6.13%	03/15/20	2,079	1,985,445
Guitar Center, Inc.(i)	6.50%	04/15/19	4,669	4,458,895
				9,529,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Telecommunications–0.56%
Avaya Inc.(i)	7.00%	04/01/19	$2,835	$2,835,200
Goodman Networks Inc.	12.13%	07/01/18	7,708	8,411,355
Wind Telecomunicazioni S.p.A. (Italy)(i)	7.38%	04/23/21	1,422	1,510,875
Wind Telecomunicazioni S.p.A. (Italy)(i)	6.50%	04/30/20	256	277,120
Windstream Corp.	7.50%	06/01/22	1,484	1,623,125
Windstream Corp.	6.38%	08/01/23	17	17,106
				14,674,781

Utilities–0.13%
Calpine Corp.(i)	7.50%	02/15/21	1	772
Calpine Corp.(i)	6.00%	01/15/22	807	875,595
Calpine Corp.(i)	7.88%	01/15/23	—	288
NRG Energy Inc.(i)	6.25%	07/15/22	1,579	1,663,871
NRG Energy Inc.	6.63%	03/15/23	880	939,400
				3,479,926
Total Bonds and Notes				84,283,097

			Shares

Common Stocks & Other Equity Interests–0.35%
Aerospace & Defense–0.00%
IAP Worldwide Services(i)			134	107,509

Automotive–0.01%
Dayco Products, LLC(i)(j)			856	46,010
Dayco Products, LLC(i)(j)			3,261	175,279
				221,289

Building & Development–0.12%
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 04/28/10-07/15/10; Cost $664,569)(i)(j)			518	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 06/30/10; Cost $3,408,940)(i)(j)			4	0
Lake at Las Vegas Joint Venture, LLC, Class C, Wts. expiring 07/15/15, (Acquired 06/30/10; Cost $0)(i)(j)			17	0
Lake at Las Vegas Joint Venture, LLC, Class D, Wts. expiring 07/15/15, (Acquired 06/30/10; Cost $0)(i)(j)			24	0
Lake at Las Vegas Joint Venture, LLC, Class E, Wts. expiring 07/15/15, (Acquired 06/30/10; Cost $0)(i)(j)			27	0
Lake at Las Vegas Joint Venture, LLC, Class F, Wts. expiring 07/15/15, (Acquired 06/30/10; Cost $0)(i)(j)			30	0
Lake at Las Vegas Joint Venture, LLC, Class G, Wts. expiring 07/15/15, (Acquired 06/30/10; Cost $0)(i)(j)			34	0
Stile Acquisition Corp. (Canada)(i)(j)			53,093	3,035,858
United Subcontractors, Inc.(i)(j)			4,840	91,969
				3,127,827

Business Equipment & Services–0.01%
Koosharem LLC(i)(j)			28,380	404,415

Cable & Satellite Television–0.09%
Ion Media Networks, Inc. (Acquired 01/17/06-12/17/09; Cost $3,038,036)(i)(j)			4,471	2,258,749

Chemicals & Plastics–0.00%
LyondellBasell Industries N.V. Class A			218	24,928

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Floating Rate Fund

	Shares	Value
Drugs–0.00%
BPA Laboratories, Inc., Class A, Wts. expiring 04/29/24 (Acquired 04/29/14; Cost $0)(i)(j)	3,490	$0
BPA Laboratories, Inc., Class B, Wts. expiring 04/29/24 (Acquired 04/29/14; Cost $0)(i)(j)	5,595	0
		0

Financial Intermediaries–0.00%
Bankruptcy Management Solutions, Inc.(i)(k)	335	11,725
Bankruptcy Management Solutions, Inc., Class A, Wts. expiring 06/27/18, (Acquired 06/27/13; Cost $0)(i)(k)	19	0
Bankruptcy Management Solutions, Inc., Class B, Wts. expiring 06/27/18, (Acquired 06/27/13; Cost $0)(i)(k)	21	0
Bankruptcy Management Solutions, Inc., Class C, Wts. expiring 06/27/18, (Acquired 06/27/13; Cost $0)(i)(k)	31	0
		11,725

Food Products–0.00%
QCE LLC(i)(k)	17	29

Forest Products–0.00%
Xerium Technologies, Inc.(j)	1,766	26,402

Leisure Goods, Activities & Movies–0.00%
AMF Bowling Centers, Inc.(i)(j)	1,665	59,108

Lodging & Casinos–0.03%
Twin River Worldwide Holdings, Inc.,(i)(j)	18,663	696,746

Publishing–0.06%
F&W Publications, Inc.(i)(j)	288	17,280
Merrill Communications LLC, Class A(i)(j)	133,776	802,656
Tribune Media Co., Class A(k)	9,050	690,515
Tribune Publishing Co.(k)	2,262	43,430
		1,553,881

Surface Transport–0.00%
U.S. Shipping Corp.(i)(j)	6,189	4,642
U.S. Shipping Corp. (Acquired 09/28/07-09/30/09; Cost $87,805)(i)(j)	87,805	48,292
		52,934

Telecommunications–0.03%
FairPoint Communications, Inc.(j)	44,928	726,036

Utilities–0.00%
Bicent Power, LLC Series A, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0)(i)(j)	101	0
Bicent Power, LLC Series B, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0)(i)(j)	164	0
		0
Total Common Stocks & Other Equity Interests		9,271,578

Preferred Stock–0.01%
Building & Development–0.01%
United Subcontractors, Inc. (Acquired 08/02/13; Cost $0)(i)(j)	4,840	145,214

Money Market Funds–1.27%
Liquid Assets Portfolio–Institutional Class(l)	16,686,399	16,686,399
Premier Portfolio–Institutional Class(l)	16,686,399	16,686,399
Total Money Market Funds		33,372,798
TOTAL INVESTMENTS–103.63% (Cost $2,711,542,280)		2,716,158,698
OTHER ASSETS LESS LIABILITIES–(3.63)%		(95,141,291)
NET ASSETS–100.00%		$2,621,017,407

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Floating Rate Fund

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
DIP	– Debtor-in-possession
LOC	– Letter of Credit
PIK	– Payment in Kind
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(b)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at August 31, 2014 represented less than 1% of the Fund’s Net Assets.
(d)	This floating rate interest will settle after August 31, 2014, at which time the interest rate will be determined.
(e)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(f)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Lake at Las Vegas Joint Venture LLC, Exit Revolver Loan	0.00%	5.00%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.65	4.65

(g)	The borrower has filed for protection in federal bankruptcy court.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2014.
(i)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2014 was $150,013,903, which represented 5.72% of the Fund’s Net Assets.
(j)	Non-income producing securities acquired through the restructuring of senior loans.
(k)	Non-income producing securities acquired as part of a bankruptcy restructuring.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Floating Rate Fund

Statement of Assets and Liabilities

August 31, 2014

Assets:
Investments, at value (Cost $2,678,169,482)	$2,682,785,900
Investments in affiliated money market funds, at value and cost	33,372,798
Total investments, at value (Cost $2,711,542,280)	2,716,158,698
Cash	24,253,321
Receivable for:
Investments sold	81,261,964
Interest and fees	14,323,268
Fund shares sold	8,392,131
Investments matured (Cost $152,259)	3,564
Investment for trustee deferred compensation and retirement plans	161,342
Other assets	317,683
Total assets	2,844,871,971

Liabilities:
Payable for:
Investments purchased	212,793,812
Fund shares repurchased	8,135,993
Income distributions	1,250,920
Accrued fees to affiliates	1,224,741
Accrued trustees’ and officers’ fees and benefits	8,065
Accrued other operating expenses	254,772
Trustee deferred compensation and retirement plans	186,261
Total liabilities	223,854,564
Net assets applicable to common shares	$2,621,017,407

Net assets consist of:
Shares of beneficial interest	$2,628,985,058
Undistributed net investment income	(1,290,187)
Undistributed net realized gain (loss)	(11,145,187)
Net unrealized appreciation (depreciation)	4,467,723
$2,621,017,407

Net Assets:
Class A	$1,025,091,681
Class C	$691,152,294
Class R	$11,152,150
Class Y	$802,508,418
Class R5	$8,087,400
Class R6	$83,025,464

Shares outstanding, $0.01 par value per share with an unlimited number of shares authorized:
Class A	128,898,530
Class C	87,296,731
Class R	1,399,844
Class Y	101,071,733
Class R5	1,016,093
Class R6	10,438,555
Class A:
Net asset value per share	$7.95
Maximum offering price per share
(Net asset value of $7.95 ÷ 97.50%)	$8.15
Class C:
Net asset value and offering price per share	$7.92
Class R:
Net asset value and offering price per share	$7.97
Class Y:
Net asset value and offering price per share	$7.94
Class R5:
Net asset value and offering price per share	$7.96
Class R6:
Net asset value and offering price per share	$7.95

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Floating Rate Fund

Statement of Operations

For the year ended August 31, 2014

Investment income:
Interest	$120,189,984
Dividends	2,205,486
Dividends from affiliated money market funds	53,333
Other income	5,512,656
Total investment income	127,961,459

Expenses:
Advisory fees	15,466,578
Administrative services fees	504,693
Custodian fees	485,111
Distributions fees:
Class A	2,746,227
Class C	4,717,693
Class R	44,796
Interest, facilities and maintenance fees	501,768
Transfer agent fees — A, C, R & Y	2,314,733
Transfer agent fees — R5	6,839
Transfer agent fees — R6	2,782
Trustees’ and officers’ fees and benefits	94,105
Other	665,509
Total expenses	27,550,834
Less: Fees waived and expense offset arrangement(s)	(196,092)
Net expenses	27,354,742
Net investment income	100,606,717

Realized and unrealized gain (loss):
Net realized gain (loss) from Investment securities	(2,940,982)
Change in net unrealized appreciation of investment securities	7,995,687
Net realized and unrealized gain	5,054,705
Net increase in net assets resulting from operations	$105,661,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Floating Rate Fund

Statement of Changes in Net Assets

For the years ended August 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$100,606,717	$56,982,715
Net realized gain (loss)	(2,940,982)	14,606,234
Change in net unrealized appreciation	7,995,687	3,528,753
Net increase in net assets resulting from operations	105,661,422	75,117,702

Distributions to shareholders from net investment income:
Class A	(44,823,675)	(27,865,428)
Class C	(22,528,888)	(13,389,847)
Class R	(344,787)	(102,164)
Class Y	(31,175,753)	(13,386,252)
Class R5	(421,837)	(770,560)
Class R6	(3,091,977)	(2,424,391)
Total distributions to shareholders from net investment income	(102,386,917)	(57,938,642)

Share transactions–net:
Class A	65,718,204	500,918,627
Class C	171,360,975	255,350,771
Class R	7,601,981	1,748,631
Class Y	251,164,235	382,712,276
Class R5	(1,196,676)	(49,516,697)
Class R6	19,879,757	62,452,814
Net increase in net assets resulting from share transactions	514,528,476	1,153,666,422
Net increase in net assets	517,802,981	1,170,845,482

Net assets:
Beginning of year	2,103,214,426	932,368,944
End of year (includes undistributed net investment income of $(1,290,187) and $(321,456), respectively)	$2,621,017,407	$2,103,214,426

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Floating Rate Fund

Statement of Cash Flows

For the year ended August 31, 2014

Cash provided by (used in) operating activities:
Net increase in net assets resulting from operations applicable to common shares	$105,661,422

Adjustments to reconcile net increase in net assets to net cash provided by (used in) operating activities:
Purchases of investments	(2,718,553,853)
Proceeds from sales of investments	2,019,660,132
Increase in receivables and other assets	(4,923,583)
Amortization of loan fees	2,690,352
Accretion of discount on investment securities	(7,225,540)
Increase in accrued expenses and other payables	331,891
Net realized loss from investment securities	2,940,982
Net change in unrealized appreciation on investment securities	(7,995,687)
Net cash provided by (used in) operating activities	(607,413,884)

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from net investment income	(29,128,862)
Proceeds from shares of beneficial interest sold	1,674,582,465
Disbursements from shares of beneficial interest reacquired	(1,211,220,863)
Net cash provided (used in) by financing activities	434,232,740
Net increase (decrease) in cash and cash equivalents	(173,181,144)
Cash and cash equivalents at beginning of period	230,807,263
Cash and cash equivalents at end of period	$57,626,119

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$72,985,507

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$582,850

Notes to Financial Statements

August 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Floating Rate Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

31                         Invesco Floating Rate Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among

32                         Invesco Floating Rate Fund

the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
K.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
L.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
M.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
N.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit

33                         Invesco Floating Rate Fund

risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

O.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.65%
Next $4.5 billion	0.60%
Next $5 billion	0.575%
Over $10 billion	0.55%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.00%, 1.75%, 1.25%, 1.25% and 1.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2014, the Adviser waived advisory fees of $195,108.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2014, IDI advised the Fund that IDI retained $314,014 in front-end sales commissions from the sale of Class A shares and $79,148 and $119,649 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

34                         Invesco Floating Rate Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$37,919,967	$1,899,062	$2,970,561	$42,789,590
Variable Rate Senior Loan Interests	—	2,345,135,043	137,602,418	2,482,737,461
Bonds and Notes	—	84,283,097	—	84,283,097
Structured Products	—	106,348,550	—	106,348,550
Total Investments	$37,919,967	$2,537,665,752	$140,572,979	$2,716,158,698

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2014:

	Beginning Balance, as of August 31, 2013	Purchases	Sales	Accrued discounts/ premiums	Net realized gain (loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of August 31, 2014
Variable Rate Senior Loan Interests	$57,870,285	$128,673,819	$(46,186,249)	$186,880	$(248,546)	$304,759	$36,304,179	$(39,302,709)	$137,602,418
Equity Securities	208,198	283,806	(97,168)	—	14,600	(353,129)	2,925,979	(11,725)	2,970,561
Total	$58,078,483	$128,957,625	$(46,283,417)	$186,880	$(233,946)	$(48,370)	$39,230,158	$(39,314,434)	$140,572,979

Securities determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $984.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

35                         Invesco Floating Rate Fund

NOTE 6—Borrowings

Effective July 23, 2014, the Board of Trustees of the Fund approved a revolving line of credit agreement with SSB in which the Fund may borrow up to the lesser of (1) $500,000,000 or (2) the limits set by its prospectus for borrowings. This agreement will expire on July 22, 2015. For the period June 18, 2014 through July 22, 2014, the Fund could borrow up to the lesser of (1) $400,000,000 or (2) the limits set by its prospectus for borrowings. Prior to June 18, 2014, the Fund could borrow up to the lesser of (1) $300,000,000 or (2) the limits set by its prospectus for borrowings.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Unfunded Loan Commitments

As of August 31, 2014, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
David’s Bridal, Inc.	Asset-Based Revolver Loan	$1,572,681	$1,462,593
Delta Air Lines, Inc.	Revolver Loan	1,144,857	1,116,236
Delta Air Lines, Inc.	Revolver Loan	7,785,030	7,609,867
Equinox Holdings, Inc.	Revolver Loan	1,493,012	1,384,769
Getty Images, Inc.	Revolver Loan	4,888,802	4,302,146
H.J. Heinz Co.	Revolver Loan	10,580,654	10,492,412
Lake at Las Vegas Joint Venture, LLC	Exit Revolver Loan	10,794	3,265
Ziggo B.V.	Term Loan	498,713	490,013
		$27,974,543	$26,861,301

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2014 and 2013:

	2014	2013
Ordinary income	$102,386,917	$57,938,642

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$1,741,550
Net unrealized appreciation — investments	664,979
Net unrealized appreciation (depreciation) — investments matured	(148,695)
Temporary book/tax differences	(168,180)
Post-October deferrals	(7,318,020)
Capital loss carryforward	(2,739,285)
Shares of beneficial interest	2,628,985,058
Total net assets	$2,621,017,407

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

36                         Invesco Floating Rate Fund

The Fund utilized $3,300,269 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2017	$2,739,285	$—	$2,739,285

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2014 was $2,693,595,866 and $2,056,511,169, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$22,495,460
Aggregate unrealized (depreciation) of investment securities	(21,830,481)
Net unrealized appreciation of investment securities	$664,979

Cost of investments for tax purposes is $2,715,493,719.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of the sale of bonds with amortization and excise taxes, on August 31, 2014, undistributed net investment income was increased by $811,469, undistributed net realized gain (loss) was decreased by $764,750 and shares of beneficial interest was decreased by $46,719. This reclassification had no effect on the net assets of the Fund.

37                         Invesco Floating Rate Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years Ended August 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	73,021,095	$582,061,700	85,809,233	$681,689,852
Class C	43,755,226	347,221,070	39,732,283	314,470,469
Class R	1,028,390	8,209,977	282,129	2,247,568
Class Y	86,284,466	686,988,793	65,890,315	522,776,943
Class R5	670,297	5,353,051	1,652,090	13,075,361
Class R6(b)	3,394,845	27,056,438	7,948,789	62,499,889

Issued as reinvestment of dividends:
Class A	3,944,046	31,431,898	2,577,561	20,453,288
Class C	2,116,573	16,796,382	1,263,362	9,972,285
Class R	39,884	318,622	12,477	99,053
Class Y	2,630,434	20,928,501	1,196,684	9,480,543
Class R5	52,414	418,127	72,079	571,177
Class R6	387,916	3,091,977	305,796	2,424,391

Reacquired:
Class A	(68,738,831)	(547,775,394)	(25,392,869)	(201,224,513)
Class C	(24,275,598)	(192,656,477)	(8,754,185)	(69,091,983)
Class R	(116,049)	(926,618)	(75,449)	(597,990)
Class Y	(57,403,642)	(456,753,059)	(18,876,729)	(149,545,210)
Class R5	(873,072)	(6,967,854)	(8,025,950)	(63,163,235)
Class R6	(1,286,994)	(10,268,658)	(311,797)	(2,471,466)
Net increase in share activity	64,631,400	$514,528,476	145,305,819	$1,153,666,422

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

NOTE 12—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended August 31, 2014, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$4,888,802	$4,302,146
Goldman Sachs Lending Partners LLC	12,153,335	11,955,005
Total	$17,042,137	$16,257,151

38                         Invesco Floating Rate Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Net asset value, end of period(b)	Total return(c)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 08/31/14	$7.93	$0.32	$0.03		$0.35	$(0.33)	$7.95	4.43%		$1,025,092	1.03	%(e)(f)	1.04	%(e)(f)	4.01	%(e)	82%
Year ended 08/31/13	7.77	0.35	0.17		0.52	(0.36)	7.93	6.83		957,442	1.08	(f)	1.09	(f)	4.36		97
Year ended 08/31/12	7.36	0.37	0.41		0.78	(0.37)	7.77	10.75		448,142	1.11	(f)	1.11	(f)	4.80		82
Year ended 08/31/11	7.47	0.35	(0.11)		0.24	(0.35)	7.36	3.07		450,750	0.99	(f)	1.00	(f)	4.53		152
Year ended 08/31/10	7.09	0.40	0.39	(g)	0.79	(0.41)	7.47	11.28	(g)	359,476	1.12	(f)	1.14	(f)	5.34		106
Class C
Year ended 08/31/14	7.90	0.28	0.03		0.31	(0.29)	7.92	3.91		691,152	1.53	(e)(f)	1.54	(e)(f)	3.51	(e)	82
Year ended 08/31/13	7.73	0.31	0.18		0.49	(0.32)	7.90	6.45		518,948	1.58	(f)	1.59	(f)	3.86		97
Year ended 08/31/12	7.32	0.33	0.41		0.74	(0.33)	7.73	10.24		258,800	1.61	(f)	1.61	(f)	4.30		82
Year ended 08/31/11	7.44	0.31	(0.12)		0.19	(0.31)	7.32	2.41		267,796	1.49	(f)	1.50	(f)	4.03		152
Year ended 08/31/10	7.06	0.36	0.39	(g)	0.75	(0.37)	7.44	10.75	(g)	189,966	1.62	(f)	1.64	(f)	4.84		106
Class R
Year ended 08/31/14	7.95	0.30	0.03		0.33	(0.31)	7.97	4.18		11,152	1.28	(e)(f)	1.29	(e)(f)	3.76	(e)	82
Year ended 08/31/13	7.79	0.33	0.17		0.50	(0.34)	7.95	6.57		3,559	1.33	(f)	1.34	(f)	4.11		97
Year ended 08/31/12	7.37	0.35	0.42		0.77	(0.35)	7.79	10.61		1,779	1.36	(f)	1.36	(f)	4.55		82
Year ended 08/31/11	7.49	0.33	(0.12)		0.21	(0.33)	7.37	2.68		1,491	1.24	(f)	1.25	(f)	4.28		152
Year ended 08/31/10	7.10	0.39	0.39	(g)	0.78	(0.39)	7.49	11.15	(g)	1,080	1.37	(f)	1.39	(f)	5.09		106
Class Y
Year ended 08/31/14	7.92	0.34	0.03		0.37	(0.35)	7.94	4.69		802,508	0.78	(e)(f)	0.79	(e)(f)	4.26	(e)	82
Year ended 08/31/13	7.76	0.37	0.17		0.54	(0.38)	7.92	7.10		550,974	0.83	(f)	0.84	(f)	4.61		97
Year ended 08/31/12	7.34	0.38	0.42		0.80	(0.38)	7.76	11.19		165,609	0.86	(f)	0.86	(f)	5.05		82
Year ended 08/31/11	7.46	0.37	(0.12)		0.25	(0.37)	7.34	3.19		125,900	0.74	(f)	0.75	(f)	4.78		152
Year ended 08/31/10	7.07	0.42	0.39	(g)	0.81	(0.42)	7.46	11.72	(g)	93,479	0.87	(f)	0.89	(f)	5.59		106
Class R5
Year ended 08/31/14	7.94	0.34	0.03		0.37	(0.35)	7.96	4.72		8,087	0.76	(e)(f)	0.77	(e)(f)	4.28	(e)	82
Year ended 08/31/13	7.77	0.37	0.18		0.55	(0.38)	7.94	7.26		9,260	0.81	(f)	0.82	(f)	4.63		97
Year ended 08/31/12	7.36	0.39	0.41		0.80	(0.39)	7.77	11.13		58,039	0.77	(f)	0.77	(f)	5.14		82
Year ended 08/31/11	7.47	0.38	(0.12)		0.26	(0.37)	7.36	3.40		48,967	0.68	(f)	0.69	(f)	4.84		152
Year ended 08/31/10	7.09	0.42	0.39	(g)	0.81	(0.43)	7.47	11.65	(g)	37,580	0.79	(f)	0.81	(f)	5.67		106
Class R6
Year ended 08/31/14	7.94	0.35	0.01		0.36	(0.35)	7.95	4.66		83,025	0.69	(e)(f)	0.70	(e)(f)	4.35	(e)	82
Year ended 08/31/13(h)	7.84	0.35	0.11		0.46	(0.36)	7.94	6.01		63,032	0.76	(f)(i)	0.77	(f)(i)	4.68	(i)	97

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the fiscal years ended August 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,098,491, $629,026, $8,959, $720,250, $9,697 and $69,674 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Ratio includes line of credit expense of 0.02%, 0.02%, 0.03%, 0.01% and 0.02% for the year ended August 31, 2014, August 31, 2013, August 31, 2012, August 31, 2011 and August 31, 2010, respectively.
(g)	Includes the impact of the valuation policy on Corporate Loans effective January 1, 2010. Had the policy change not occurred, Net gains on securities (both realized and unrealized) per share would have been $0.33, $0.33, $0.33, $0.33 and $0.33 for Class A, Class C, Class R, Class Y and Class R5 shares, respectively, and total returns would have been lower.
(h)	Commencement date September 24, 2012.
(i)	Annualized.

39                         Invesco Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and

Shareholders of Invesco Floating Rate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Floating Rate Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 30, 2014

Houston, Texas

40                         Invesco Floating Rate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,017.70	$5.34	$1,019.91	$5.35	1.05%
C	1,000.00	1,014.60	7.87	1,017.39	7.88	1.55
R	1,000.00	1,015.90	6.61	1,018.65	6.61	1.30
Y	1,000.00	1,018.40	4.07	1,021.17	4.08	0.80
R5	1,000.00	1,018.50	3.97	1,021.27	3.97	0.78
R6	1,000.00	1,017.70	3.56	1,021.68	3.57	0.70

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2014 through August 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

41                         Invesco Floating Rate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Floating Rate Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Loan Participation Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of

42                         Invesco Floating Rate Fund

Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the Fund’s rate was below the rate of one closed-end fund and two off-shore funds and above the rate of three off-shore funds that are managed using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the

Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

43                         Invesco Floating Rate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	2.14%
Corporate Dividends Received Deduction*	2.14%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

44                         Invesco Floating Rate Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			141	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			141	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	141	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	141	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	141	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	141	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			141	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			141	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	141	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	141	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	141	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Floating Rate Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	FLR-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders August 31, 2014

Invesco Global Real Estate Income Fund

Nasdaq:
A: ASRAX ■ B: SARBX ■ C: ASRCX ■ Y: ASRYX ■ R5: ASRIX ■ R6: ASRFX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
10 Schedule of Investments
14 Financial Statements
16 Notes to Financial Statements
23 Financial Highlights
24 Auditor's Report
25 Fund Expenses
26 Approval of Investment Advisory and Sub-Advisory Contracts
28 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies remained relatively stagnant. During the reporting period, high unemployment persisted, worries about potential deflation grew, and uncertainty about Russian-Ukrainian tensions weighed on European markets.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by clicking the “Intentional Investing Forum” link on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Global Real Estate Income Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Real Estate Income Fund

Management’s Discussion of Fund Performance

Performance summary

Global real estate equities recovered following poor performance during the second half of 2013. For the fiscal year ended August 31, 2014, global real estate equities produced strong double-digit gains, but lagged both US and global broad market equities. Invesco Global Real Estate Income Fund underperformed its style-specific benchmark, the Custom Global Real Estate Income Index, primarily as a result of the Fund’s fixed income allocation lagging in a strong equity market. As a reminder, the Fund invests across the capital structure in both equity and fixed income, while the style-specific benchmark includes equities only.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/13 to 8/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	18.13%
Class B Shares	17.13
Class C Shares	17.27
Class Y Shares	18.33
Class R5 Shares	18.40
Class R6 Shares	18.62
MSCI World Index▼ (Broad Market Index)	21.10
Custom Global Real Estate Income Index■ (Style-Specific Index)*	19.41
FTSE EPRA/NAREIT Developed Real Estate Index▼ (Former Style-Specific)*	20.29
Lipper Global Real Estate Funds Classification Average¿ (Peer Group)	20.11

Source(s): ▼FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

*	The Fund has elected to use the Custom Global Real Estate Income Index as its style-specific index rather than the FTSE EPRA/NAREIT Developed Real Estate Index because the Custom Global Real Estate Income Index more closely reflects the performance of the types of securities in which the Fund invests.

How we invest

Your Fund holds primarily real estate-oriented securities from the US and abroad whose value is driven by tangible assets. Our goal is to create a global fund that will provide attractive current income, with capital appreciation as a secondary objective. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation, and management and structure review, to identify securities with:

■	Attractive relative yields.
■	Favorable property market outlooks.
■	Reasonable valuations relative to peer investment alternatives.

We attempt to manage risk by allocating assets between property-related common stocks and fixed income securities, as well as diversifying by property types and geographic location, and limiting the size of any one holding.

We consider selling a holding when:

■	Relative yields and/or valuation falls below desired levels.
■	Risk-return relationships change significantly.

■	Company fundamentals change (property type, geography or management changes).
■	A more attractive investment opportunity is identified.

Market conditions and your Fund

In the fiscal year ended August 31, 2014, the global economy showed signs of broad, continued growth. However, the recovery is likely to remain uneven, with the use of historically unconventional means of economic stimulus still necessary in many parts of the world. Economic rebalancing and balance sheet repair remain key themes in many economies and are reflected in below-long-term-average gross domestic product growth and relatively modest inflationary pressures. We believe the potential exists for capital markets to remain volatile. The world has benefited from the willingness of financial authorities to undertake unprecedented amounts of market intervention. However, a true economic recovery will only have occurred when such abnormal levels of stimulus have been removed. This process is in its formative stages and should not be expected to occur without some degree of further market uncertainty and periods of volatility.

    As developed world economies staged a recovery, growth among the world’s emerging economies weakened somewhat. However, the long-term health of emerging economies remained highly dependent on overall global trends in trade and consumption, and they continued to benefit from long-term structural population growth and urbanization trends.

    In most markets across the globe, supply of newly developed real estate was low for the past six years, and absolute levels of vacancies have been declining.

Portfolio Composition

By country

United States	58.1%
Japan	7.8
Australia	6.9
United Kingdom	4.7
Canada	4.0
Singapore	3.2
Hong Kong	3.1
France	2.6
Countries each less than 2.0% of portfolio	4.7
Money Market Funds
Plus Other Assets Less Liabilities	4.9

Top 10 Equity Holdings*

1. Land Securities Group PLC	2.2%
2. AvalonBay Communities, Inc.	2.1
3. Mid-America Apartment Communities, Inc.	1.5
4. LaSalle Hotel Properties	1.5
5. Simon Property Group, Inc.	1.5
6. Unibail-Rodamco S.E.	1.4
7. Hudson Pacific Properties Inc., Series B,8.38% Pfd.	1.4
8. Essex Property Trust, Inc.	1.3
9. Retail Opportunity Investments Corp.	1.2
10. RLJ Lodging Trust	1.2

Total Net Assets	$1.2 billion

Total Number of Holdings*	185

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4 Invesco Global Real Estate Income Fund

    The lack of new construction created more orderly real estate rental markets that offered better rental growth prospects when combined with trade, employment or consumption growth.

    Against a backdrop of positive economic growth and low inflation, real estate investments trusts (REITs) remained in favor with investors in 2014. Commercial real estate fundamentals remained healthy, as evidenced by favorable earnings reports. Companies in most sectors reported healthy demand for space, driving occupancy and rental rates higher. Falling bond yields also supported the pricing of quality income streams from real estate investments throughout 2014.

    On an absolute basis, each component of the capital structure, including real estate common stock, preferred securities, corporate debt and commercial mortgage-backed securities, contributed to Fund performance during the fiscal year. Common stock was the greatest absolute contributor to performance, however, given the strong returns in equity markets during the fiscal year.

    From a sector standpoint, diversified real estate companies, which are primarily international companies, made the greatest contribution to Fund performance. Within US REITs, office, regional malls and apartment REITs were strong contributors, while manufactured homes detracted. From a country standpoint, the US, the UK, Japan and Australia were strong contributors, while the British Virgin Islands, New Zealand and Finland were laggards.

    In light of a shift in investor focus from yield to growth, we increased the Fund’s exposure to real estate common stock slightly during the reporting period. We emphasized companies that we believed were able to grow their underlying cash flows and increase their dividends. Additionally, we kept the duration of the fixed income portion of the Fund short, as we believed interest rates could rise. For our preferred securities allocation, we remained focused on higher paying coupons with shorter dated call schedules, which we believed may have the opportunity to be less volatile compared with those that have lower coupons and longer dated call schedules.

    The Fund has the flexibility to invest across equities and fixed income securities on a global basis, in an effort to take advantage of market dislocations driven by capital market influences rather than underlying commercial real estate fundamentals. We remain committed to owning quality real estate companies that we believe may benefit from relatively better sector trends. We continue to manage risk by holding a portfolio that is diversified by property type and geographic location. We also continue to favor lower-leveraged companies with above-average levels of dividend coverage in the portfolio.

    We thank you for your continued investment in Invesco Global Real Estate Income Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez Jr. Portfolio Manager, is lead manager of Invesco Global Real Estate Income Fund. He joined Invesco in
1990. Mr. Rodriguez earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Income
Fund. He joined Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University.

James Cowen Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in
2001. Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Income
Fund. He joined Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in
2005. Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Income
Fund. She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

5                         Invesco Global Real Estate Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/04

1   Source(s): Invesco, FactSet Research Systems Inc.

2   Source: FactSet Research Systems Inc.

3   Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Global Real Estate Income Fund

Average Annual Total Returns

As of 8/31/14, including maximum
applicable sales charges

Class A Shares
Inception (5/31/02)	9.40%
10 Years	6.84
5 Years	11.42
1 Year	11.58

Class B Shares
10 Years	6.54%
5 Years	11.62
1 Year	12.13

Class C Shares
10 Years	6.54%
5 Years	11.88
1 Year	16.27

Class Y Shares
10 Years	7.57%
5 Years	12.98
1 Year	18.33

Class R5 Shares
10 Years	7.75%
5 Years	13.13
1 Year	18.40

Class R6 Shares
10 Years	7.55%
5 Years	12.92
1 Year	18.62

On March 12, 2007, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown prior to that date is that of the Closed-End Fund’s Common shares and includes the fees applicable to Common shares. The Closed-End Fund’s Common shares performance reflects any applicable fee waivers or expense reimbursements.

    Class B shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class B shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class C shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share

Average Annual Total Returns

As of 6/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/31/02)	9.37%
10 Years	7.46
5 Years	15.11
1 Year	5.72

Class B Shares
10 Years	7.15%
5 Years	15.33
1 Year	5.85

Class C Shares
10 Years	7.15%
5 Years	15.55
1 Year	9.85

Class Y Shares
10 Years	8.19%
5 Years	16.71
1 Year	11.99

Class R5 Shares
10 Years	8.37%
5 Years	16.86
1 Year	12.19

Class R6 Shares
10 Years	8.16%
5 Years	16.60
1 Year	12.28

performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions (reinvested at net asset value, except for periods prior to March 12, 2007 where reinvestments were made at the lower of the Closed-End

Fund’s net asset value or market price), changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.27%, 2.02%, 2.02%, 1.02%, 0.95% and 0.87%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.28%, 2.03%, 2.03%, 1.03%, 0.96% and 0.88%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance was positively impacted by a temporary 2% fee on redemptions that was in effect from March 12, 2007 to March 12, 2008. Without income from this temporary fee, returns would have been lower.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

7 Invesco Global Real Estate Income Fund

Invesco Global Real Estate Income Fund’s investment objective is current income and, secondarily, capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	On March 12, 2007, Invesco Select Real Estate Income Fund was reorganized from a Closed-End Fund to an Open-End Fund. Information presented for Class A shares prior to the reorganization included financial data for the Closed-End Fund’s Common Shares.
■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Concentration risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Equity risk. Equity risk is the risk that the value of securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests, either directly or through derivative instruments. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities held by the Fund; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities held by the Fund. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

continued on page 9

8                         Invesco Global Real Estate Income Fund

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mortgage- and asset backed-securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	REIT/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.
■	Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Custom Global Real Estate Income Index is an index comprised of the FTSE NAREIT All Equity REIT Index through August 31, 2011 and FTSE EPRA/NAREIT Developed Index thereafter, which is computed using the net return by withholding applicable taxes.
■	The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged index considered representative of global real estate companies and REITs. The index is computed using the gross return which does not withhold taxes for non-resident investors.
■	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Global Real Estate Income Fund

Schedule of Investments

August 31, 2014

	Shares	Value
Real Estate Investment Trusts, Common Stocks & Other Equity Interests–60.54%
Australia–6.13%
CFS Retail Property Trust Group	2,499,503	$5,018,715
Charter Hall Group	957,356	4,041,218
Dexus Property Group	10,724,385	12,068,681
Federation Centres	4,212,909	10,465,599
Goodman Group	1,885,793	9,849,176
GPT Group	1,108,313	4,133,952
Investa Office Fund	950,510	3,257,790
Scentre Group(a)	3,042,150	9,744,849
Stockland	3,528,267	14,025,971
		72,605,951

Canada–4.02%
Allied Properties REIT	375,300	12,323,593
Artis REIT	544,100	7,967,322
Boardwalk REIT	74,600	4,724,941
Canadian REIT	179,800	7,999,380
Chartwell Retirement Residences	663,854	6,844,926
H&R REIT	363,900	7,741,912
		47,602,074

China–0.95%
China Overseas Land & Investment Ltd.	986,000	2,773,487
China Resources Land Ltd.	1,394,000	3,190,870
Shimao Property Holdings Ltd.	1,253,500	2,759,282
SOHO China Ltd.	3,071,000	2,512,243
		11,235,882

Finland–0.21%
Sponda Oyj	484,261	2,532,549

France–2.62%
Gecina S.A.	38,581	5,449,759
Mercialys S.A.	357,562	8,856,418
Unibail-Rodamco S.E.	62,409	16,761,909
		31,068,086

Germany–0.59%
Deutsche Euroshop AG	85,762	4,062,317
Deutsche Wohnen AG	128,550	2,900,265
		6,962,582

Hong Kong–3.06%
Fortune REIT	3,243,000	3,016,997
Henderson Land Development Co. Ltd.	376,200	2,492,596
Hongkong Land Holdings Ltd.	330,000	2,260,500
Link REIT (The)	1,998,000	11,858,944
New World Development Co. Ltd.	2,310,000	2,914,390
Sino Land Co. Ltd.	1,883,000	3,320,274
Sun Hung Kai Properties Ltd.	245,000	3,717,629
Wharf Holdings Ltd. (The)	862,000	6,740,197
		36,321,527

	Shares	Value
Japan–7.83%
Activia Properties, Inc.	794	$6,997,578
Advance Residence Investment Corp.	2,694	6,633,376
Frontier Real Estate Investment Corp.	828	4,408,573
Hulic Reit, Inc.	3,856	6,537,226
Japan Logistics Fund Inc.	1,677	3,858,470
Japan Prime Realty Investment Corp.	2,815	10,348,270
Japan Retail Fund Investment Corp.	3,581	7,509,603
Kenedix Office Investment Corp.	1,930	10,684,094
Mitsui Fudosan Co., Ltd.	330,000	10,513,696
Mori Hills REIT Investment Corp.	3,120	4,518,828
Nippon Accommodations Fund Inc.	890	3,233,253
Nippon Prologis REIT Inc.	2,255	5,474,416
Sumitomo Realty & Development Co., Ltd.	208,000	8,065,662
United Urban Investment Corp.	2,482	4,002,687
		92,785,732

Netherlands–0.45%
VastNed Retail N.V.	51,987	2,529,553
Wereldhave N.V.	30,392	2,797,453
		5,327,006

Singapore–3.24%
Ascendas REIT	4,568,000	8,594,716
CapitaCommercial Trust	5,833,000	7,939,231
CapitaMall Trust	1,424,000	2,280,224
CDL Hospitality Trusts	2,000,000	2,642,114
Frasers Centrepoint Trust	3,812,000	6,104,083
Global Logistic Properties Ltd.	1,557,000	3,552,802
Mapletree Industrial Trust	3,894,000	4,489,480
Suntec REIT	1,916,000	2,799,600
		38,402,250

South Africa–0.68%
Growthpoint Properties Ltd.	1,645,163	3,888,982
Hyprop Investments Ltd.	510,636	4,136,188
		8,025,170

Sweden–0.69%
Castellum AB	254,985	4,162,232
Fabege AB	156,333	2,055,601
Wihlborgs Fastigheter AB	108,064	1,994,542
		8,212,375

United Kingdom–4.08%
Big Yellow Group PLC	725,831	6,350,480
British Land Co. PLC	314,472	3,813,841
Hammerson PLC	962,563	9,715,379
Land Securities Group PLC	1,422,495	25,574,234
Segro PLC	463,651	2,848,857
		48,302,791

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Real Estate Income Fund

	Shares	Value
United States–25.99%
AvalonBay Communities, Inc.	158,426	$24,413,447
BioMed Realty Trust, Inc.	330,800	7,426,460
Brandywine Realty Trust	148,008	2,371,088
Brixmor Property Group, Inc.	437,800	10,362,726
Cohen & Steers Quality Income Realty Fund, Inc.	357,173	4,046,770
CoreSite Realty Corp.	116,600	4,089,162
Corrections Corp. of America	108,577	3,869,684
Cousins Properties, Inc.	451,000	5,723,190
EastGroup Properties, Inc.	98,700	6,399,708
Essex Property Trust, Inc.	81,900	15,843,555
Federal Realty Investment Trust	75,200	9,383,456
General Growth Properties, Inc.	571,500	14,041,755
Geo Group Inc. (The)	65,000	2,432,300
Government Properties Income Trust	216,750	5,206,335
Health Care REIT, Inc.	53,200	3,595,256
Healthcare Realty Trust, Inc.	334,300	8,344,128
Healthcare Trust of America, Inc.–Class A	993,600	12,370,320
Highwoods Properties, Inc.	136,200	5,795,310
Host Hotels & Resorts Inc.	155,400	3,546,228
Hudson Pacific Properties Inc.	301,600	8,097,960
LaSalle Hotel Properties	484,600	17,712,130
Mid-America Apartment Communities, Inc.	245,200	17,732,864
National Health Investors, Inc.	147,500	9,515,225
National Retail Properties Inc.	329,200	12,226,488
Piedmont Office Realty Trust Inc.–Class A	590,200	11,502,998
Prologis, Inc.	179,800	7,361,012
Public Storage	44,077	7,721,409
Realty Income Corp.	162,266	7,256,535
Retail Opportunity Investments Corp.	929,900	14,729,616
RLJ Lodging Trust	493,600	14,714,216
Simon Property Group, Inc.	103,600	17,615,108
UDR, Inc.	299,639	8,965,199
Washington Prime Group Inc.	179,700	3,507,744
		307,919,382
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $641,137,661)		717,303,357

Preferred Stocks–17.22%
Australia–0.49%
Goodman PLUS Trust, 6.46% Unsec. Sub. Gtd. Floating Rate Pfd.(b)	60,179	5,873,022

United States–16.73%
Alexandria Real Estate Equities Inc., Series D, $1.75 Conv. Pfd.	252,000	7,036,319
American Tower Corp., Series A, $5.25 Conv. Pfd.	63,640	7,206,594
Coresite Realty Corp., Series A, 7.25% Pfd.	292,585	7,563,322
Crown Castle International Corp., Series A, $4.50 Conv. Pfd.	75,000	7,818,000

	Shares	Value
United States–(continued)
CubeSmart, Series A, 7.75% Pfd.	90,601	$2,410,893
DDR Corp., Series K, 6.25% Pfd.	17,502	434,575
Eagle Hospitality Properties Trust Inc., Series A, 8.25% Pfd.	195,800	12,433
EPR Properties, Series E, $2.25 Conv. Pfd.	111,000	3,473,190
EPR Properties, Series F, 6.63% Pfd.	79,000	1,959,990
Essex Property Trust, Inc., Series H, 7.13% Pfd.	247,220	6,647,746
General Growth Properties, Inc., Series A, 6.38% Pfd.	24,236	600,810
Health Care REIT, Inc., Series I, $3.25 Conv. Pfd.	209,100	12,738,372
Hersha Hospitality Trust, Series B, 8.00% Pfd.	340,500	9,030,060
Hudson Pacific Properties Inc., Series B, 8.38% Pfd.	607,407	16,120,582
Kilroy Realty Corp., Series G, 6.88% Pfd.	284,410	7,320,713
Kilroy Realty Corp., Series H, 6.38% Pfd.	275,622	6,761,008
LaSalle Hotel Properties, Series H, 7.50% Pfd.	249,210	6,559,207
National Retail Properties Inc., Series D, 6.63% Pfd.	454,000	11,967,440
Pebblebrook Hotel Trust, Series A, 7.88% Pfd.	240,700	6,296,712
Pebblebrook Hotel Trust, Series B, 8.00% Pfd.	155,910	4,116,024
Pebblebrook Hotel Trust, Series C, 6.50% Pfd.	165,370	4,134,250
Public Storage, Series P, 6.50% Pfd.	16,000	420,800
Public Storage, Series Q, 6.50% Pfd.	124,041	3,326,780
Public Storage, Series R, 6.35% Pfd.	123,834	3,211,016
Public Storage, Series Y, 6.38% Pfd.	410,000	10,696,900
Public Storage, Series Z, 6.00% Pfd.	102,000	2,573,460
Realty Income Corp., Series F, 6.63% Pfd.	41,942	1,102,236
Senior Housing Properties Trust 5.63% Sr. Unsec. Pfd.	16,000	380,960
SL Green Realty Corp., Series I, 6.50% Pfd.	438,000	11,116,440
Summit Hotel Properties, Inc., Series A, 9.25% Pfd.	36,183	997,203
Summit Hotel Properties, Inc., Series B, 7.88% Pfd.	161,156	4,248,072
Taubman Centers, Inc., Series J, 6.50% Pfd.	214,895	5,436,843
Taubman Centers, Inc., Series K, 6.25% Pfd.	141,968	3,549,200
Terreno Realty Corp., Series A, 7.75% Pfd.	111,651	3,025,742
Vornado Realty L.P. 7.88% Sr. Unsec. Pfd.	40,500	1,031,130
Vornado Realty Trust, Series G, 6.63% Pfd.	22,000	564,080
Vornado Realty Trust, Series I, 6.63% Pfd.	281,574	7,154,795

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Real Estate Income Fund

	Shares		Value
United States–(continued)
Vornado Realty Trust, Series J, 6.88% Pfd.		11,000	$294,360
Weyerhaeuser Co., Series A, $3.19 Conv. Pfd.		153,700	8,877,712
			198,215,969
Total Preferred Stocks (Cost $198,398,939)			204,088,991

	Principal Amount
Mortgage-Backed Securities–15.76%
United Kingdom–0.65%
Hercules (Eclipse) PLC., Series 2006-4, Class B, Floating Rate Pass Through Ctfs., 0.91%, 10/25/18(b)(c)	GBP	3,842,446	6,039,287
Triton European Loan Conduit PLC,
Series 26X, Class F, Floating Rate Pass Through Ctfs., 1.06%, 10/25/19(b)(c)	GBP	94,274	149,679
Series 26X, Class G, Floating Rate Pass Through Ctfs., 1.24%, 10/25/19(b)(c)	GBP	975,926	1,525,989
			7,714,955

United States–15.11%
ACRE Commercial Mortgage Trust,
Series 2013-FL1, Class D, Floating Rate Pass Through Ctfs., 4.55%, 06/15/30(b)(d)		$10,040,000	10,207,046
Series 2013-FL1, Class C, Floating Rate Pass Through Ctfs., 3.15%, 06/15/30(b)(d)		4,900,000	4,942,169
Banc of America Merrill Lynch Large Loan Inc., Series 2014-ICTS, Class E, Floating Rate Pass Through Ctfs., 3.11%, 06/15/28(b)(d)		7,350,000	7,342,635
Banc of America Merrill Lynch Commercial Mortgage Inc., Series 2004-2, Class L, Variable Rate Pass Through Ctfs., 4.90%, 11/10/38(b)(d)		600,000	608,788
Bear Stearns Commercial Mortgage Securities Trust,
Series 2004-PWR6, Class B, Variable Rate Pass Through Ctfs., 4.95%, 11/11/41(b)(d)		50,000	52,238
Series 2005-PWR8, Class C, Pass Through Ctfs., 4.86%, 06/11/41		4,900,000	4,873,119
Citigroup/Deutsche Commercial Mortgage Trust, Series 2005-CD1, Class E, Variable Rate Pass Through Ctfs., 5.40%, 07/15/44(b)		12,309,000	12,270,159

	Principal Amount	Value
United States–(continued)
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-C5, Class G, Variable Rate Pass Through Ctfs., 5.75%, 12/15/36(b)(d)	$2,350,000	$2,351,768
Series 2005-C3, Class B, Pass Through Ctfs., 4.88%, 07/15/37	9,950,000	9,832,675
Series 2005-C4, Class D, Variable Rate Pass Through Ctfs., 5.38%, 08/15/38(b)	8,950,000	9,062,197
Series 2005-C5, Class C, Variable Rate Pass Through Ctfs., 5.10%, 08/15/38(b)	4,975,000	5,110,317
Del Coronado Trust, Series 2013-HDMZ, Class M, Floating Rate Pass Through Ctfs., 5.15%, 03/15/18(b)(d)	12,420,000	12,460,986
FREMF Mortgage Trust, Series 2012-KF01, Class C, Floating Rate Pass Through Ctfs., 4.41%, 10/25/44(b)(d)	1,278,000	1,355,077
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, Variable Rate Pass Through Ctfs., 3.55%, 12/10/27(b)(d)	1,000,000	953,679
GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class G, Variable Rate Pass Through Ctfs., 3.77%, 01/10/30(b)(d)	4,000,000	3,877,264
GS Mortgage Securities Trust,
Series GSMS 2011-GC3, Class E, Pass Through Ctfs., 5.00%, 03/10/44(d)	7,475,000	7,015,669
Series GSMS 2011-GC5, Class E, Variable Rate Pass Through Ctfs., 5.47%, 08/10/44(b)(d)	11,025,000	10,398,273
Hilton USA Trust,
Series 2013-HLF, Class EFL, Floating Rate Pass Through Ctfs., 3.91%, 11/05/30(b)(d)	12,375,000	12,428,411
Series 2014-ORL, Class E, Floating Rate Pass Through Ctfs., 2.16%, 07/15/29(b)(d)	2,500,000	2,505,903
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class F, Variable Rate Pass Through Ctfs., 5.25%, 01/15/42(b)(d)	7,950,000	7,801,550
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class TAC1, Pass Through Ctfs., 7.99%, 07/15/46(d)	1,889,938	2,058,999
LB-UBS Commercial Mortgage Trust,
Series 2005-C1, Class C, Variable Rate Pass Through Ctfs., 4.84%, 02/15/40(b)	170,000	171,908
Series 2006-C4, Class AJ, Variable Rate Pass Through Ctfs., 6.05%, 06/15/38(b)	4,260,000	4,478,031
Merrill Lynch Mortgage Trust,
Series 2003-KEY1, Class F, Variable Rate Pass Through Ctfs., 6.42%, 11/12/35(b)(d)	937,000	940,941
Series 2005-MCP1, Class E, Variable Rate Pass Through Ctfs., 5.13%, 06/12/43(b)(d)	4,500,000	4,442,949

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Real Estate Income Fund

	Principal Amount	Value
United States–(continued)
Morgan Stanley Capital I Trust,
Series 2005-IQ10, Class B, Variable Rate Pass Through Ctfs., 5.39%, 09/15/42(b)	$6,475,000	$6,610,211
Series 2006-IQ11, Class B, Variable Rate Pass Through Ctfs., 5.83%, 10/15/42(b)	270,000	257,317
Series 2006-TOP23, Class C, Variable Rate Pass Through Ctfs., 5.98%, 08/12/41(b)(d)	8,875,000	9,235,494
Series 2007-HQ11, Class AJ, Pass Through Ctfs., 5.51%, 02/12/44	5,000,000	5,233,017
Series 2007-TOP27, Class AJ, Variable Rate Pass Through Ctfs., 5.83%, 06/11/42(b)	7,400,000	8,012,483
Series 2007-TOP27, Class AM, Variable Rate Pass Through Ctfs., 5.83%, 06/11/42(b)	25,000	27,652
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C16, Class H, Variable Rate Pass Through Ctfs., 5.76%, 10/15/41(b)(d)	550,000	553,989
Series 2005-C16, Class TO, Variable Rate Pass Through Ctfs., 5.62%, 10/15/41(b)(d)	419,953	420,019
Series 2005-C19, Class F, Variable Rate Pass Through Ctfs., 5.60%, 05/15/44(b)(d)	900,000	906,328
Series 2005-C19, Class G, Variable Rate Pass Through Ctfs., 5.61%, 05/15/44(b)(d)	5,000,000	5,029,142
Series 2005-C19, Class H, Variable Rate Pass Through Ctfs., 5.61%, 05/15/44(b)(d)	1,700,000	1,709,765
Series 2005-C21, Class D, Variable Rate Pass Through Ctfs., 5.41%, 10/15/44(b)	3,450,000	3,493,665
		179,031,833
Total Mortgage-Backed Securities (Cost $182,025,641)		186,746,788

	Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–1.35%
Brazil–0.67%
BR Properties S.A., Sr. Unsec. Gtd. Notes, 9.00%(d)(e)		$7,700,000	$7,969,500

China–0.42%
Country Garden Holdings Co. Ltd., Sr. Unsec. Gtd. Notes, 11.13%, 02/23/18(d)		4,500,000	4,938,750

United States–0.26%
Retail Opportunity Investments Partnership L.P., Sr. Unsec. Gtd. Notes, 5.00%, 12/15/23		1,975,000	2,135,012
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16		900,000	928,688
			3,063,700
Total U.S. Dollar Denominated Bonds & Notes (Cost $15,554,751)			15,971,950

Non U.S. Dollar Denominated Bonds & Notes–0.26%(c)
Australia–0.26%
General Property Trust, Sr. Unsec. Gtd. Medium-Term Notes, 6.75%, 01/24/19 (Cost $3,231,205)	AUD	2,980,000	3,069,662

	Shares
Money Market Funds–3.79%
Liquid Assets Portfolio–Institutional Class(f)		22,429,157	22,429,157
Premier Portfolio–Institutional Class(f)		22,429,157	22,429,157
Total Money Market Funds (Cost $44,858,314)			44,858,314
TOTAL INVESTMENTS–98.92% (Cost $1,085,206,511)			1,172,039,062
OTHER ASSETS LESS LIABILITIES–1.08%			12,773,279
NET ASSETS–100.00%			$1,184,812,341

Investment Abbreviations:

AUD	– Australian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
GBP	– British Pound
Gtd.	– Guaranteed

Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2014.
(c)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2014 was $122,507,332, which represented 10.34% of the Fund’s Net Assets.
(e)	Perpetual bond with no specified maturity date.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Real Estate Income Fund

Statement of Assets and Liabilities

August 31, 2014

Assets:
Investments, at value (Cost $1,040,348,197)	$1,127,180,748
Investments in affiliated money market funds, at value and cost	44,858,314
Total investments, at value (Cost $1,085,206,511)	1,172,039,062
Foreign currencies, at value (Cost $2,022,067)	2,016,341
Receivable for:
Investments sold	6,568,162
Fund shares sold	6,382,059
Dividends and interest	2,992,208
Investment for trustee deferred compensation and retirement plans	129,598
Other assets	68,195
Total assets	1,190,195,625

Liabilities:
Payable for:
Investments purchased	3,074,238
Fund shares reacquired	1,310,620
Accrued fees to affiliates	702,938
Accrued trustees’ and officers’ fees and benefits	5,217
Accrued other operating expenses	141,167
Trustee deferred compensation and retirement plans	149,104
Total liabilities	5,383,284
Net assets applicable to shares outstanding	$1,184,812,341

Net assets consist of:
Shares of beneficial interest	$1,100,737,098
Undistributed net investment income	(3,240,481)
Undistributed net realized gain	490,686
Net unrealized appreciation	86,825,038
$1,184,812,341

Net Assets:
Class A	$609,824,060
Class B	$1,647,416
Class C	$118,318,942
Class Y	$428,853,583
Class R5	$24,748,592
Class R6	$1,419,748

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	64,355,147
Class B	174,210
Class C	12,513,643
Class Y	45,382,673
Class R5	2,613,487
Class R6	149,784
Class A:
Net asset value per share	$9.48
Maximum offering price per share
(Net asset value of $9.48 ÷ 94.50%)	$10.03
Class B:
Net asset value and offering price per share	$9.46
Class C:
Net asset value and offering price per share	$9.46
Class Y:
Net asset value and offering price per share	$9.45
Class R5:
Net asset value and offering price per share	$9.47
Class R6:
Net asset value and offering price per share	$9.48

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Real Estate Income Fund

Statement of Operations

For the year ended August 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $1,983,616)	$38,723,100
Dividends from affiliated money market funds	11,629
Interest	9,832,923
Total investment income	48,567,652

Expenses:
Advisory fees	7,892,581
Administrative services fees	271,534
Custodian fees	162,231
Distribution fees:
Class A	1,545,489
Class B	17,280
Class C	1,131,559
Transfer Agent Fees — A, B, C and Y	1,805,906
Transfer agent fees — R5	15,262
Transfer agent fees — R6	74
Trustees’ and officers’ fees and benefits	58,378
Other	660,884
Total expenses	13,561,178
Less: Fees waived and expense offset arrangement(s)	(38,976)
Net expenses	13,522,202
Net investment income	35,045,450

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	8,971,710
Foreign currencies	(40,690)
8,931,020
Change in net unrealized appreciation of:
Investment securities	131,949,149
Foreign currencies	7,839
131,956,988
Net realized and unrealized gain	140,888,008
Net increase in net assets resulting from operations	$175,933,458

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Real Estate Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$35,045,450	$34,376,102
Net realized gain	8,931,020	20,420,827
Change in net unrealized appreciation (depreciation)	131,956,988	(78,750,517)
Net increase (decrease) in net assets resulting from operations	175,933,458	(23,953,588)

Distributions to shareholders from net investment income:
Class A	(29,303,895)	(25,666,681)
Class B	(69,155)	(85,901)
Class C	(4,479,405)	(3,226,317)
Class Y	(14,944,102)	(11,045,614)
Class R5	(1,233,982)	(1,588,351)
Class R6	(3,215)	(305,539)
Total distributions from net investment income	(50,033,754)	(41,918,403)

Distributions to shareholders from net realized gains:
Class A	(7,329,405)	—
Class B	(20,716)	—
Class C	(1,307,959)	—
Class Y	(3,044,760)	—
Class R5	(292,640)	—
Class R6	(633)	—
Total distributions from net realized gains	(11,996,113)	—

Share transactions–net:
Class A	(71,036,172)	336,455,070
Class B	(356,965)	313,925
Class C	(2,483,292)	72,059,586
Class Y	124,475,560	173,687,611
Class R5	(1,406,971)	(5,198,420)
Class R6	1,319,530	(509,175)
Net increase in net assets resulting from share transactions	50,511,690	576,808,597
Net increase in net assets	164,415,281	510,936,606

Net assets:
Beginning of year	1,020,397,060	509,460,454
End of year (includes undistributed net investment income of $(3,240,481) and $3,702,802, respectively)	$1,184,812,341	$1,020,397,060

Notes to Financial Statements

August 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally,

16                         Invesco Global Real Estate Income Fund

Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices will be used to value debt obligations and corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment

17                         Invesco Global Real Estate Income Fund

income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

18                         Invesco Global Real Estate Income Fund

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because, the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursemnt (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 1.75%, 1.75% and 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursemnt to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2014, the Adviser waived advisory fees of $38,361.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

19                         Invesco Global Real Estate Income Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2014, IDI advised the Fund that IDI retained $162,399 in front-end sales commissions from the sale of Class A shares and $19,361, $1,827 and $27,299 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended August 31, 2014, there were transfers from Level 1 to Level 2 of $39,351,930 and from Level 2 to Level 1 of $162,238,962, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$50,469,874	$31,078,761	$—	$81,548,635
Brazil	—	7,969,500	—	7,969,500
Canada	47,602,074	—	—	47,602,074
China	11,235,882	4,938,750	—	16,174,632
Finland	2,532,549	—	—	2,532,549
France	31,068,086	—	—	31,068,086
Germany	2,900,265	4,062,317	—	6,962,582
Hong Kong	30,086,863	6,234,664	—	36,321,527
Japan	84,720,070	8,065,662	—	92,785,732
Netherlands	5,327,006	—	—	5,327,006
Singapore	38,402,250	—	—	38,402,250
South Africa	8,025,170	—	—	8,025,170
Sweden	4,050,143	4,162,232	—	8,212,375
United Kingdom	13,013,178	43,004,568	—	56,017,746
United States	543,944,913	189,144,285	—	733,089,198
Total Investments	$873,378,323	$298,660,739	$—	$1,172,039,062

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $615.

20                         Invesco Global Real Estate Income Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2014 and 2013:

	2014	2013
Ordinary income	$49,534,870	$41,918,403
Long-term capital gain	12,494,997	—
Total distributions	$62,029,867	$41,918,403

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$24,264,901
Undistributed long-term gain	583,624
Net unrealized appreciation — investments	59,368,329
Net unrealized appreciation (depreciation) — other investments	(7,513)
Temporary book/tax differences	(134,098)
Shares of beneficial interest	1,100,737,098
Total net assets	$1,184,812,341

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2014.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2014 was $638,435,721 and $636,466,104, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$67,234,458
Aggregate unrealized (depreciation) of investment securities	(7,866,129)
Net unrealized appreciation of investment securities	$59,368,329

Cost of investments for tax purposes is $1,112,670,733.

21                         Invesco Global Real Estate Income Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on August 31, 2014, undistributed net investment income was increased by $8,045,021, undistributed net realized gain was decreased by $7,846,620 and shares of beneficial interest was decreased by $198,401. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended August 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	21,831,402	$194,598,629	51,782,661	$473,071,246
Class B	19,347	175,050	92,521	840,179
Class C	2,660,455	23,754,784	9,354,648	86,167,442
Class Y	30,854,297	277,083,008	28,585,952	260,842,380
Class R5	571,384	5,091,729	1,792,319	16,207,911
Class R6(b)	154,100	1,425,572	1,058,633	9,542,340

Issued as reinvestment of dividends:
Class A	3,295,294	28,602,726	2,262,975	20,143,201
Class B	8,822	76,364	8,184	72,954
Class C	553,619	4,795,746	310,380	2,758,916
Class Y	1,678,076	14,607,185	1,013,301	9,002,041
Class R5	164,077	1,423,539	165,684	1,478,806
Class R6	374	3,267	34,061	305,436

Automatic conversion of Class B shares to Class A shares:
Class A	21,919	197,730	34,937	321,041
Class B	(21,948)	(197,730)	(34,993)	(321,041)

Reacquired:
Class A	(33,038,903)	(294,435,257)	(17,336,317)	(157,080,418)
Class B	(46,209)	(410,649)	(30,996)	(278,167)
Class C	(3,501,043)	(31,033,822)	(1,869,410)	(16,866,772)
Class Y	(18,932,345)	(167,214,633)	(10,617,706)	(96,156,810)
Class R5	(889,093)	(7,922,239)	(2,548,470)	(22,885,137)
Class R6	(11,744)	(109,309)	(1,085,640)	(10,356,951)
Net increase in share activity	5,371,881	$50,511,690	62,972,724	$576,808,597

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

22                         Invesco Global Real Estate Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period		Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/14	$8.52	$0.29	$1.19	$1.48	$(0.42)	$(0.10)	$(0.52)	$9.48		18.13%	$609,824	1.27	%(d)	1.27	%(d)	3.26	%(d)	61%
Year ended 08/31/13	8.97	0.36	(0.31)	0.05	(0.50)	—	(0.50)	8.52		0.43	615,876	1.26		1.27		4.00		63
Year ended 08/31/12	8.39	0.41	0.57	0.98	(0.40)	—	(0.40)	8.97	(e)	12.19	318,464	1.31		1.31		4.82		49
Year ended 08/31/11	7.77	0.32	0.61	0.93	(0.31)	—	(0.31)	8.39		12.11	203,100	1.30		1.30		3.83		101
Year ended 08/31/10	6.62	0.28	1.14	1.42	(0.27)	—	(0.27)	7.77		21.85	147,568	1.37		1.38		3.93		77
Class B
Year ended 08/31/14	8.51	0.23	1.18	1.41	(0.36)	(0.10)	(0.46)	9.46		17.13	1,647	2.02	(d)	2.02	(d)	2.51	(d)	61
Year ended 08/31/13	8.95	0.29	(0.30)	(0.01)	(0.43)	—	(0.43)	8.51		(0.23)	1,822	2.01		2.02		3.25		63
Year ended 08/31/12	8.36	0.34	0.59	0.93	(0.34)	—	(0.34)	8.95	(e)	11.49	1,606	2.06		2.06		4.07		49
Year ended 08/31/11	7.75	0.26	0.59	0.85	(0.24)	—	(0.24)	8.36		11.15	1,772	2.05		2.05		3.08		101
Year ended 08/31/10	6.60	0.23	1.14	1.37	(0.22)	—	(0.22)	7.75		21.02	1,676	2.12		2.13		3.18		77
Class C
Year ended 08/31/14	8.51	0.23	1.18	1.41	(0.36)	(0.10)	(0.46)	9.46		17.14	118,319	2.02	(d)	2.02	(d)	2.51	(d)	61
Year ended 08/31/13	8.95	0.29	(0.30)	(0.01)	(0.43)	—	(0.43)	8.51		(0.23)	108,878	2.01		2.02		3.25		63
Year ended 08/31/12	8.36	0.34	0.59	0.93	(0.34)	—	(0.34)	8.95	(e)	11.49	44,790	2.06		2.06		4.07		49
Year ended 08/31/11	7.75	0.26	0.59	0.85	(0.24)	—	(0.24)	8.36		11.15	26,511	2.05		2.05		3.08		101
Year ended 08/31/10	6.60	0.23	1.14	1.37	(0.22)	—	(0.22)	7.75		21.02	16,692	2.12		2.13		3.18		77
Class Y
Year ended 08/31/14	8.50	0.32	1.17	1.49	(0.44)	(0.10)	(0.54)	9.45		18.33	428,854	1.02	(d)	1.02	(d)	3.51	(d)	61
Year ended 08/31/13	8.95	0.39	(0.32)	0.07	(0.52)	—	(0.52)	8.50		0.68	270,196	1.01		1.02		4.25		63
Year ended 08/31/12	8.36	0.43	0.58	1.01	(0.42)	—	(0.42)	8.95	(e)	12.62	114,525	1.06		1.06		5.07		49
Year ended 08/31/11	7.75	0.34	0.60	0.94	(0.33)	—	(0.33)	8.36		12.28	26,139	1.05		1.05		4.08		101
Year ended 08/31/10	6.60	0.31	1.13	1.44	(0.29)	—	(0.29)	7.75		22.21	22,047	1.12		1.13		4.18		77
Class R5
Year ended 08/31/14	8.52	0.32	1.18	1.50	(0.45)	(0.10)	(0.55)	9.47		18.40	24,749	0.91	(d)	0.91	(d)	3.62	(d)	61
Year ended 08/31/13	8.96	0.39	(0.30)	0.09	(0.53)	—	(0.53)	8.52		0.85	23,565	0.94		0.95		4.32		63
Year ended 08/31/12	8.38	0.44	0.57	1.01	(0.43)	—	(0.43)	8.96	(e)	12.63	30,076	0.98		0.98		5.15		49
Year ended 08/31/11	7.76	0.35	0.61	0.96	(0.34)	—	(0.34)	8.38		12.52	35,777	0.96		0.96		4.17		101
Year ended 08/31/10	6.62	0.32	1.13	1.45	(0.31)	—	(0.31)	7.76		22.27	37,711	0.92		0.93		4.38		77
Class R6
Year ended 08/31/14	8.52	0.34	1.18	1.52	(0.46)	(0.10)	(0.56)	9.48		18.62	1,420	0.87	(d)	0.87	(d)	3.66	(d)	61
Year ended 08/31/13(f)	8.98	0.38	(0.41)	(0.03)	(0.43)	—	(0.43)	8.52		(0.49)	60	0.86	(g)	0.87	(g)	4.40	(g)	63

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $618,195, $1,728, $113,156, $314,013, $24,481 and $312 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

23                         Invesco Global Real Estate Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Global Real Estate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Real Estate Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust, hereafter referred to as the “Fund”) at August 31, 2014 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2014

Houston, Texas

24                         Invesco Global Real Estate Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,086.70	$6.73	$1,018.75	$6.51	1.28%
B	1,000.00	1,082.70	10.66	1,014.97	10.31	2.03
C	1,000.00	1,082.70	10.66	1,014.97	10.31	2.03
Y	1,000.00	1,088.30	5.42	1,020.01	5.24	1.03
R5	1,000.00	1,088.50	5.05	1,020.37	4.89	0.96
R6	1,000.00	1,088.90	4.63	1,020.77	4.48	0.88

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2014 through August 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25                         Invesco Global Real Estate Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Real Estate Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Global Real Estate Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of the Lipper performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that

26                         Invesco Global Real Estate Income Fund

performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements.

The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

27                         Invesco Global Real Estate Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$12,494,997
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Distribution Notice

Form 1099-DIV for 2014 will report distributions for federal income tax purposes. The Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain Securities and Exchange Commission requirements.

Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in September 2014. Subsequently, certain of these estimates have been corrected. Listed below is a written statement of the sources of this distribution, as corrected, on a generally accepted accounting principles (“GAAP”) basis and as noted above are not being provided for tax reporting purposes.

During the month of September 2014, the Fund declared a quarterly distribution, which was payable to shareholders on September 18, 2014. This distribution, determined in accordance with generally accepted accounting principles, is estimated to be from the following sources: (1) $0.0343 (Class A), $0.0163 (Class B), $0.0163 (Class C), $0.0413 (Class R5), $0.0433 (Class R6), and $0.0398 (Class Y) per share from net investment income, and (3) $0.0917 (Class A), $0.0917 (Class B), $0.0917 (Class C), $0.0917 (Class R5), $0.0917 (Class R6), and $0.0917 (Class Y) per share from return of principal.

28                         Invesco Global Real Estate Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			141	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			141	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	141	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	141	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	141	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	141	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			141	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			141	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	141	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	141	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	141	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Real Estate Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s
Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	GREI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders | August 31, 2014

Invesco Growth and Income Fund

Nasdaq:
A: ACGIX ▪ B: ACGJX ▪ C: ACGKX ▪ R: ACGLX ▪ Y: ACGMX ▪ R5: ACGQX ▪ R6: GIFFX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
11 Financial Statements
13 Notes to Financial Statements
22 Financial Highlights
24 Auditor's Report
25 Fund Expenses
26 Approval of Investment Advisory and Sub-Advisory Contracts
28 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies remained relatively stagnant. During the reporting period, high unemployment persisted, worries about potential deflation grew, and uncertainty about Russian-Ukrainian tensions weighed on European markets.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by clicking the “Intentional Investing Forum” link on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                          Invesco Growth and Income Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Growth and Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2014, Invesco Growth and Income Fund underperformed the Russell 1000 Value Index, its style-specific benchmark. Stock selection negatively impacted overall performance.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/13 to 8/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	21.88%
Class B Shares	21.86
Class C Shares	20.94
Class R Shares	21.53
Class Y Shares	22.17
Class R5 Shares	22.27
Class R6 Shares	22.38
S&P 500 Index▼ (Broad Market Index)	25.25
Russell 1000 Value Index▼ (Style-Specific Index)	24.43
Lipper Large-Cap Value Funds Index■ (Peer Group Index)	22.98

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

We call our investment philosophy “value with a catalyst.” We believe undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are undervalued, earning below their potential and out of favor with investors. Then, from these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.

We initially identify potential investments through a series of quantitative screens, which look at valuation and rate of return metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.

In short, our objective is to exploit perceived market skepticism toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.

    We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund

US equity market indexes generally rose during the fiscal year ended August 31, 2014. Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively positive. However, the fiscal year began amid uncertainty created by a two-week federal government shutdown. Despite this and the announcement by the US Federal Reserve (the Fed) in December that it would begin reducing the scope of its asset purchase program in early 2014, US equities rallied through the end of 2013. The market turned volatile in the first months of 2014 as investors began to worry that stocks may have risen too far, too fast. While political upheaval in Ukraine and signs of economic sluggishness in the US and China contributed to investor uncertainty, economic data remained strong enough that the Fed continued to reduce its asset purchase program on schedule. The continued “good but not great” economic environment and historically low interest rates generally led stocks higher throughout the end of the fiscal year.

    All sectors within the Russell 1000 Value index posted strong returns for the reporting period, with telecommunication services and consumer staples sectors posting returns in the teens, and all other sectors posting returns over 20%.

Portfolio Composition
By sector
Financials	27.0%
Information Technology	14.9
Health Care	12.9
Energy	11.2
Consumer Discretionary	10.8
Industrials	8.6
Consumer Staples	5.5
Telecommunication Services	2.5
Materials	2.4
Utilities	1.8
Money Market Funds
Plus Other Assets Less Liabilities	2.4

Top 10 Equity Holdings*

1. JPMorgan Chase & Co.	4.1%
2. Citigroup Inc.	3.9
3. General Electric Co.	2.8
4. Royal Dutch Shell PLC-Class A	2.5
5. Morgan Stanley	2.4
6. Applied Materials, Inc.	2.0
7. Adobe Systems Inc.	1.7
8. eBay Inc.	1.7
9. Viacom Inc.-Class B	1.6
10. PNC Financial Services Group, Inc. (The)	1.6

Total Net Assets	$9.6 billion

Total Number of Holdings*	87

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Growth and Income Fund

On the positive side, select Fund holdings in the energy sector were among the largest contributors to Fund performance for the reporting period. Baker Hughes, an oil and gas services company, and Canadian Natural Resources, an oil and gas producer, were among the top performing holdings within this sector. Canadian Natural Resources pleased investors as it increased dividends and surpassed earnings estimates during the latter part of the reporting period based on higher production and improvements in realized pricing in oil and gas. Also, having a material underweight position in Exxon Mobil versus the Fund’s style-specific benchmark contributed to relative performance, as the stock underperformed both the energy sector and the benchmark.

Strong stock selection and an underweight position in the utilities sector was also a large contributor to performance versus the Fund’s style-specific benchmark. Within this sector, Pepco Holdings was a strong contributor, as the stock rallied following an announcement that the company would be acquired for a premium. The stock posted returns of over 35% for the reporting period, outperforming the sector and style-specific benchmark. We sold our position in Pepco Holdings toward the end of the reporting period.

Stock selection within the telecommunication services sector also enhanced relative performance. Not owning AT&T was the main contributor within this sector, as the stock materially underperformed the Fund’s style-specific benchmark and the sector, only posting single-digit returns for the reporting period.

Stock selection in materials also helped relative performance. Dow Chemical was a large contributor, as investors cheered the company’s announcement in December that it would divest low margin assets to focus on higher margin businesses.

On the negative side, stock selection within the consumer staples sector hindered relative performance. Avon Products was the largest detractor within the sector due to lowered earnings guidance and missed earnings targets in late fall 2013 and again in May 2014.

Additionally, stock selection within the consumer discretionary sector, notably within the media and auto industries, hurt performance versus the Fund’s style-specific benchmark. Contributions from Time Warner Cable, which rallied after Comcast announced plans to acquire the company, were offset by underperformance from Viacom after it missed earnings estimates late in the reporting period. General Motors stock sold off in early 2014 when the company announced a recall of ignition switches after a 10-year delay.

The Fund attempts to remain fully invested, while attempting to target cash below 5% under normal market environments. Even though we had average cash positions within our acceptable range during the reporting period, cash detracted from Fund performance in a strong equity market.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used primarily for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a negligible impact on performance relative to its style-specific benchmark.

Equity markets, although providing investors strong absolute returns, experienced continued volatility during the reporting period, based on the anticipation of the Fed slowing its asset purchases and rising interest rates that may result. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

Thank you for your investment in Invesco Growth and Income Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Growth and Income
Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from University of Michigan.

Mary Jayne Maly Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Growth and Income Fund.
She joined Invesco in 2010. Ms. Maly earned a BA from the University of Pittsburgh and an MBA from the Thunderbird School of Global Management.

Sergio Marcheli Portfolio Manager, is manager of Invesco Growth and Income Fund. He joined Invesco in 2010. Mr.
Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

James Roeder Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Growth and Income
Fund. He joined Invesco in 2010. Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

5                          Invesco Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 8/31/04

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

■	The S&P 500 Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000 Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                          Invesco Growth and Income Fund

Average Annual Total Returns

As of 8/31/14, including maximum applicable sales charges

Class A Shares
Inception (8/1/46)	9.58%
10 Years	7.98
5 Years	13.78
1 Year	15.19

Class B Shares
Inception (8/2/93)	9.98%
10 Years	8.47
5 Years	14.81
1 Year	16.86

Class C Shares
Inception (8/2/93)	9.48%
10 Years	7.80
5 Years	14.21
1 Year	19.94

Class R Shares
Inception (10/1/02)	9.67%
10 Years	8.32
5 Years	14.77
1 Year	21.53

Class Y Shares
Inception (10/19/04)	8.86%
5 Years	15.34
1 Year	22.17

Class R5 Shares
10 Years	8.77%
5 Years	15.44
1 Year	22.27

Class R6 Shares
10 Years	8.69%
5 Years	15.25
1 Year	22.38

Effective June 1, 2010, Class A, Class B, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Growth and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Growth and Income Fund (renamed Invesco Growth and Income Fund). Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Average Annual Total Returns

As of 6/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/1/46)	9.57%
10 Years	7.56
5 Years	16.44
1 Year	14.88

Class B Shares
Inception (8/2/93)	9.95%
10 Years	8.03
5 Years	17.55
1 Year	16.57

Class C Shares
Inception (8/2/93)	9.46%
10 Years	7.37
5 Years	16.90
1 Year	19.61

Class R Shares
Inception (10/1/02)	9.62%
10 Years	7.90
5 Years	17.48
1 Year	21.24

Class Y Shares
Inception (10/19/04)	8.78%
5 Years	18.06
1 Year	21.84

Class R5 Shares
10 Years	8.34%
5 Years	18.14
1 Year	21.99

Class R6 Shares
10 Years	8.25%
5 Years	17.95
1 Year	22.06

Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.82%, 0.82%, 1.57%, 1.07%, 0.57%, 0.48% and 0.39%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.83%, 0.83%, 1.58%, 1.08%, 0.58%, 0.49% and 0.40%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

7                          Invesco Growth and Income Fund

Invesco Growth and Income Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of August 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Equity risk. Equity risk is the risk that the value of securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests, either directly or through derivative instruments. For example, an adverse event, such as an unfavorable earnings report,

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

may depress the value of securities held by the Fund; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities held by the Fund. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

continued on page 6

8                          Invesco Growth and Income Fund

Schedule of Investments(a)

August 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–97.61%
Aerospace & Defense–1.06%
General Dynamics Corp.	828,828	$102,153,051

Agricultural Products–1.03%
Archer-Daniels-Midland Co.	1,981,101	98,777,696

Apparel Retail–1.06%
Abercrombie & Fitch Co.–Class A	2,434,975	101,781,955

Application Software–2.53%
Adobe Systems Inc.(b)	2,303,757	165,640,128
Citrix Systems, Inc.(b)	1,107,242	77,794,823
		243,434,951

Asset Management & Custody Banks–2.16%
Northern Trust Corp.	1,438,971	99,792,639
State Street Corp.	1,496,364	107,783,099
		207,575,738

Automobile Manufacturers–1.08%
General Motors Co.	2,996,530	104,279,244

Biotechnology–1.16%
Amgen Inc.	801,577	111,723,802

Cable & Satellite–3.03%
Comcast Corp.–Class A	2,630,789	143,983,082
Time Warner Cable Inc.	994,539	147,122,154
		291,105,236

Communications Equipment–0.71%
Cisco Systems, Inc.	2,717,895	67,920,196

Construction Machinery & Heavy Trucks–1.47%
Caterpillar Inc.	1,294,183	141,156,540

Consumer Finance–0.42%
Synchrony Financial(b)	1,583,760	40,845,170

Diversified Banks–11.66%
Bank of America Corp.	7,888,482	126,925,675
Citigroup Inc.	7,311,334	377,630,401
Comerica Inc.	2,020,341	101,703,966
JPMorgan Chase & Co.	6,684,308	397,382,111
Wells Fargo & Co.	2,285,910	117,587,210
		1,121,229,363

Diversified Chemicals–1.18%
Dow Chemical Co. (The)	2,114,796	113,247,326

Diversified Metals & Mining–0.88%
Freeport-McMoRan Inc.	2,315,633	84,219,572

Electric Utilities–1.10%
Edison International	837,862	49,551,159
FirstEnergy Corp.	1,493,234	51,128,332
Pinnacle West Capital Corp.	83,567	4,759,141
		105,438,632

	Shares	Value
Electronic Components–1.24%
Corning Inc.	5,729,211	$119,511,342

General Merchandise Stores–1.16%
Target Corp.	1,862,457	111,877,792

Health Care Equipment–0.75%
Medtronic, Inc.	1,135,815	72,521,788

Hotels, Resorts & Cruise Lines–1.37%
Carnival Corp.	3,470,476	131,461,631

Household Products–1.24%
Procter & Gamble Co. (The)	1,436,911	119,421,673

Industrial Conglomerates–2.78%
General Electric Co.	10,301,274	267,627,099

Industrial Machinery–1.09%
Ingersoll-Rand PLC	1,744,161	104,998,492

Insurance Brokers–3.12%
Aon PLC	1,035,641	90,266,470
Marsh & McLennan Cos., Inc.	2,688,670	142,768,377
Willis Group Holdings PLC	1,586,493	66,585,111
		299,619,958

Integrated Oil & Gas–6.15%
Exxon Mobil Corp.	890,293	88,548,542
Occidental Petroleum Corp.	1,096,177	113,706,440
Royal Dutch Shell PLC–Class A (United Kingdom)	5,992,517	242,551,177
Total S.A. (France)	2,222,117	146,666,564
		591,472,723

Integrated Telecommunication Services–1.65%
Koninklijke KPN N.V. (Netherlands)(b)	4,292,847	14,243,022
Orange S.A. (France)	1,393,492	21,120,004
Telecom Italia S.p.A. (Italy)(b)	11,472,263	13,226,292
Telefonica S.A. (Spain)	964,776	15,301,328
Verizon Communications Inc.	1,905,336	94,923,840
		158,814,486

Internet Software & Services–1.69%
eBay Inc.(b)	2,929,774	162,602,457

Investment Banking & Brokerage–4.85%
Charles Schwab Corp. (The)	5,009,893	142,832,049
Goldman Sachs Group, Inc. (The)	520,385	93,206,157
Morgan Stanley	6,710,518	230,237,873
		466,276,079

IT Consulting & Other Services–1.17%
Amdocs Ltd.	2,380,614	112,126,919

Managed Health Care–3.24%
Cigna Corp.	869,587	82,262,930
UnitedHealth Group Inc.	1,138,840	98,714,651
WellPoint, Inc.	1,120,911	130,597,341
		311,574,922

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Growth and Income Fund

	Shares	Value
Movies & Entertainment–2.29%
Time Warner Inc.	822,225	$63,335,992
Viacom Inc.–Class B	1,937,243	157,207,269
		220,543,261

Multi-Utilities–0.66%
PG&E Corp.	1,365,347	63,461,329

Oil & Gas Equipment & Services–1.37%
Baker Hughes Inc.	1,907,662	131,895,751

Oil & Gas Exploration & Production–3.70%
Anadarko Petroleum Corp.	946,653	106,678,327
Apache Corp.	1,086,674	110,656,013
Canadian Natural Resources Ltd. (Canada)	3,169,828	138,169,747
		355,504,087

Other Diversified Financial Services–0.97%
Voya Financial, Inc.	2,386,092	93,272,336

Packaged Foods & Meats–1.77%
Mondelez International Inc.–Class A	2,977,293	107,748,234
Unilever N.V.–New York Shares (Netherlands)	1,498,780	62,409,199
		170,157,433

Personal Products–1.50%
Avon Products, Inc.	10,249,243	143,899,372

Pharmaceuticals–7.74%
Bristol-Myers Squibb Co.	739,911	37,476,492
Eli Lilly and Co.	1,818,410	115,578,139
Hospira, Inc.(b)	659,570	35,445,292
Merck & Co., Inc.	2,401,624	144,361,619
Novartis AG (Switzerland)	1,416,777	127,212,313
Novartis AG–ADR (Switzerland)	116,971	10,508,675
Pfizer Inc.	2,231,202	65,575,027
Sanofi (France)	854,508	93,755,763
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	2,174,201	114,189,036
		744,102,356

Publishing–0.77%
Thomson Reuters Corp.	1,959,951	74,273,346

Railroads–0.93%
CSX Corp.	2,885,375	89,186,941

Regional Banks–3.11%
BB&T Corp.	2,018,959	75,367,739
Fifth Third Bancorp	3,609,949	73,661,009

	Shares	Value
Regional Banks–(continued)
PNC Financial Services Group, Inc. (The)	1,769,490	$149,964,278
		298,993,026

Security & Alarm Services–1.31%
Tyco International Ltd.	2,835,623	126,525,498

Semiconductor Equipment–1.96%
Applied Materials, Inc.	8,147,460	188,247,063

Semiconductors–2.45%
Broadcom Corp.–Class A	2,088,744	82,254,739
Intel Corp.	2,406,996	84,052,300
Texas Instruments Inc.	1,430,130	68,903,663
		235,210,702

Specialized Finance–0.76%
CME Group Inc.–Class A	958,287	73,356,870

Specialty Chemicals–0.34%
PPG Industries, Inc.	157,587	32,440,860

Systems Software–2.52%
Microsoft Corp.	2,563,129	116,442,950
Symantec Corp.	5,179,120	125,749,034
		242,191,984

Technology Hardware, Storage & Peripherals–0.60%
NetApp, Inc.	1,373,412	57,903,050

Wireless Telecommunication Services–0.83%
Vodafone Group PLC–ADR (United Kingdom)	2,326,932	79,906,845
Total Common Stocks & Other Equity Interests (Cost $6,576,453,575)		9,385,867,943

	Number of Contracts	Exercise Price	Expiration Date
Put Options Purchased–0.00%
Personal Products–0.00%
Avon Products, Inc. (Cost $500,297)	14,675	$11.00	Oct-14	73,375

	Shares
Money Market Funds–2.29%
Liquid Assets Portfolio–Institutional Class(c)	109,862,935	109,862,935
Premier Portfolio– Institutional Class(c)	109,862,935	109,862,935
Total Money Market Funds (Cost $219,725,870)		219,725,870
TOTAL INVESTMENTS–99.90% (Cost $6,796,679,742)		9,605,667,188
OTHER ASSETS LESS LIABILITIES–0.10%		9,977,881
NET ASSETS–100.00%		$9,615,645,069

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Growth and Income Fund

Statement of Assets and Liabilities

August 31, 2014

Assets:
Investments, at value (Cost $6,576,953,872)	$9,385,941,318
Investments in affiliated money market funds, at value and cost	219,725,870
Total investments, at value (Cost $6,796,679,742)	9,605,667,188
Receivable for:
Investments sold	17,784,652
Fund shares sold	11,411,625
Dividends	20,449,641
Forward foreign currency contracts outstanding	254,244
Investment for trustee deferred compensation and retirement plans	627,028
Other assets	148,038
Total assets	9,656,342,416

Liabilities:
Payable for:
Investments purchased	18,262,584
Fund shares reacquired	14,427,307
Amount due custodian — foreign currency (Cost $899,413)	921,263
Accrued fees to affiliates	6,031,692
Accrued trustees’ and officers’ fees and benefits	17,329
Accrued other operating expenses	288,698
Trustee deferred compensation and retirement plans	748,474
Total liabilities	40,697,347
Net assets applicable to shares outstanding	$9,615,645,069

Net assets consist of:
Shares of beneficial interest	$6,115,925,162
Undistributed net investment income	108,981,756
Undistributed net realized gain	581,489,052
Net unrealized appreciation	2,809,249,099
$9,615,645,069

Net Assets:
Class A	$5,302,375,019
Class B	$82,970,240
Class C	$334,901,855
Class R	$181,301,165
Class Y	$2,186,472,084
Class R5	$880,275,002
Class R6	$647,349,704

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	180,945,218
Class B	2,851,607
Class C	11,543,464
Class R	6,185,283
Class Y	74,549,007
Class R5	29,985,643
Class R6	22,045,516
Class A:
Net asset value per share	$29.30
Maximum offering price per share
(Net asset value of $29.30 ÷ 94.50%)	$31.01
Class B:
Net asset value and offering price per share	$29.10
Class C:
Net asset value and offering price per share	$29.01
Class R:
Net asset value and offering price per share	$29.31
Class Y:
Net asset value and offering price per share	$29.33
Class R5:
Net asset value and offering price per share	$29.36
Class R6:
Net asset value and offering price per share	$29.36

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Growth and Income Fund

Statement of Operations

For the year ended August 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $4,111,766)	$258,580,692
Dividends from affiliated money market funds	140,447
Total investment income	258,721,139

Expenses:
Advisory fees	32,080,300
Administrative services fees	751,760
Custodian fees	359,991
Distribution fees:
Class A	12,792,570
Class B	236,938
Class C	3,182,182
Class R	903,975
Transfer agent fees — A, B, C, R and Y	15,709,801
Transfer agent fees — R5	820,011
Transfer agent fees — R6	21,391
Trustees’ and officers’ fees and benefits	308,028
Other	1,271,056
Total expenses	68,438,003
Less: Fees waived and expense offset arrangement(s)	(477,100)
Net expenses	67,960,903
Net investment income	190,760,236

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	713,319,223
Foreign currencies	144,847
Forward foreign currency contracts	4,423,573
717,887,643
Change in net unrealized appreciation (depreciation) of:
Investment securities	868,340,801
Foreign currencies	6,271
Forward foreign currency contracts	(1,379,994)
866,967,078
Net realized and unrealized gain	1,584,854,721
Net increase in net assets resulting from operations	$1,775,614,957

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Growth and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$190,760,236	$108,443,047
Net realized gain	717,887,643	349,587,687
Change in net unrealized appreciation	866,967,078	1,112,776,078
Net increase in net assets resulting from operations	1,775,614,957	1,570,806,812

Distributions to shareholders from net investment income:
Class A	(61,612,058)	(67,443,335)
Class B	(1,179,649)	(1,795,917)
Class C	(1,447,199)	(2,104,718)
Class R	(1,736,950)	(1,994,383)
Class Y	(29,080,386)	(28,763,044)
Class R5	(12,570,413)	(11,863,944)
Class R6	(7,418,125)	(2,246,832)
Total distributions from net investment income	(115,044,780)	(116,212,173)

Distributions to shareholders from net realized gains:
Class A	(117,716,418)	—
Class B	(2,338,436)	—
Class C	(7,258,149)	—
Class R	(4,191,643)	—
Class Y	(45,186,746)	—
Class R5	(18,438,457)	—
Class R6	(8,430,934)	—
Total distributions from net realized gains	(203,560,783)	—

Share transactions–net:
Class A	(288,693,649)	(374,596,526)
Class B	(34,204,390)	(45,861,702)
Class C	(5,617,121)	(17,556,960)
Class R	(18,402,121)	(7,843,983)
Class Y	34,843,158	(1,106,001)
Class R5	29,578,569	(101,402,342)
Class R6	231,388,328	308,180,509
Net increase (decrease) in net assets resulting from share transactions	(51,107,226)	(240,187,005)
Net increase in net assets	1,405,902,168	1,214,407,634

Net assets:
Beginning of year	8,209,742,901	6,995,335,267
End of year (includes undistributed net investment income of $108,981,756 and $32,190,683, respectively)	$9,615,645,069	$8,209,742,901

Notes to Financial Statements

August 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Growth and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset

13                         Invesco Growth and Income Fund

value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and

14                         Invesco Growth and Income Fund

are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

15                         Invesco Growth and Income Fund

A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2014, the Adviser waived advisory fees of $472,141.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C

16                         Invesco Growth and Income Fund

maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2014, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2014, IDI advised the Fund that IDI retained $531,531 in front-end sales commissions from the sale of Class A shares and $3,853, $28,039 and $6,788 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2014, the Fund incurred $58,635 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$9,297,368,640	$308,225,173	$—	$9,605,593,813
Options Purchased	73,375	—	—	73,375
	9,297,442,015	308,225,173	—	9,605,667,188
Forward Foreign Currency Contracts*	—	254,244	—	254,244
Total Investments	$9,297,442,015	$308,479,417	$—	$9,605,921,432

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$1,698,936	$(1,444,692)
Equity risk:
Put options purchased(b)	73,375	—
Total	$1,772,311	$(1,444,692)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.
(b)	Options purchased at value as reported in the Schedule of Investments.

17                         Invesco Growth and Income Fund

Effect of Derivative Investments for the year ended August 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations(a)
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$4,423,573
Change in Unrealized Appreciation (Depreciation):
Currency risk	(1,379,994)
Total	$3,043,579

(a)	Options purchased are included in the net change in unrealized appreciation on investment securities.

The table below summarizes the twelve month average notional value of forward foreign currency contracts and the two month average notional value of options purchased outstanding during the period.

	Forward Foreign Currency Contracts	Options Purchased
Average notional value	$674,450,047	$16,142,500

Open Forward Foreign Currency Contracts at Period-End
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
9/30/14	Bank of New York Mellon (The)	CAD	85,731,358	USD	78,201,707	$78,793,351	$(591,644)
9/30/14	State Street Bank & Trust Co.	CAD	85,811,160	USD	78,272,001	78,866,695	(594,694)
9/30/14	Bank of New York Mellon (The)	CHF	46,951,416	USD	51,292,001	51,157,207	134,794
9/30/14	State Street Bank & Trust Co.	CHF	47,008,320	USD	51,355,007	51,219,208	135,799
9/30/14	Bank of New York Mellon (The)	EUR	100,080,577	USD	132,135,385	131,524,760	610,625
9/30/14	State Street Bank & Trust Co.	EUR	100,157,815	USD	132,228,348	131,626,266	602,082
9/30/14	Bank of New York Mellon (The)	GBP	71,024,161	USD	117,748,471	117,881,343	(132,872)
9/30/14	State Street Bank & Trust Co.	GBP	71,062,184	USD	117,818,969	117,944,451	(125,482)
9/30/14	Bank of New York Mellon (The)	ILK	152,181,627	USD	42,699,911	42,590,367	109,544
9/30/14	State Street Bank & Trust Co.	ILK	151,871,306	USD	42,609,611	42,503,519	106,092
Total open forward foreign currency contracts — Currency Risk							$254,244

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
ILK	– Israeli Shekel
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

18                         Invesco Growth and Income Fund

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of August 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Bank of New York Mellon (The)	$854,963	$(724,516)	$130,447	$—	$—	$130,447
State Street Bank & Trust Co.	843,973	(720,176)	123,797	—	—	123,797
Total	$1,698,936	$(1,444,692)	$254,244	$—	$—	$254,244

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets & Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Bank of New York Mellon (The)	$724,516	$(724,516)	$—	$—	$—	$—
State Street Bank & Trust Co.	720,176	(720,176)	—	—	—	—
Total	$1,444,692	$(1,444,692)	$—	$—	$—	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2014, the Fund engaged in securities purchases of $3,466,198.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,959.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

19                         Invesco Growth and Income Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2014 and 2013:

	2014	2013
Ordinary income	$119,076,289	$116,212,173
Long-term capital gain	199,529,274	—
Total distributions	318,605,563	116,212,173

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$168,400,547
Undistributed long-term gain	529,234,169
Net unrealized appreciation — investments	2,802,770,931
Net unrealized appreciation — other investments	7,409
Temporary book/tax differences	(693,149)
Shares of beneficial interest	6,115,925,162
Total net assets	$9,615,645,069

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $3,545,948 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of August 31, 2014.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2014 was $2,686,267,917 and $2,846,207,954, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,901,065,663
Aggregate unrealized (depreciation) of investment securities	(98,294,732)
Net unrealized appreciation of investment securities	$2,802,770,931

Cost of investments for tax purposes is $6,802,896,257.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of excise taxes and foreign currency transactions, on August 31, 2014, undistributed net investment income was increased by $1,075,617, undistributed net realized gain was decreased by $145,682 and shares of beneficial interest was decreased by $929,935. This reclassification had no effect on the net assets of the Fund.

20                         Invesco Growth and Income Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	20,450,645	$551,400,574	21,889,645	$507,265,364
Class B	55,993	1,492,955	80,985	1,873,907
Class C	1,054,947	28,254,914	893,335	20,882,198
Class R	1,443,041	39,138,626	1,604,065	37,088,413
Class Y	17,406,820	473,531,971	16,183,091	373,292,940
Class R5	10,863,248	296,409,011	11,429,384	261,754,743
Class R6(b)	10,686,110	288,760,455	14,418,821	332,177,637

Issued as reinvestment of dividends:
Class A	6,491,884	170,525,029	2,888,899	63,304,665
Class B	128,924	3,358,844	78,113	1,692,792
Class C	306,483	7,924,492	87,511	1,872,237
Class R	225,990	5,927,788	91,211	1,994,223
Class Y	2,711,161	71,425,728	1,250,788	27,518,735
Class R5	1,172,727	30,940,210	539,320	11,863,653
Class R6	594,490	15,775,850	97,673	2,246,832

Automatic conversion of Class B shares to Class A shares:
Class A	970,672	26,486,043	1,358,676	30,970,994
Class B	(977,570)	(26,486,043)	(1,368,129)	(30,970,994)

Reacquired:
Class A	(38,227,817)	(1,037,105,295)	(43,134,152)	(976,137,549)
Class B	(465,664)	(12,570,146)	(822,250)	(18,457,407)
Class C	(1,545,384)	(41,796,527)	(1,805,148)	(40,311,395)
Class R	(2,330,503)	(63,468,535)	(2,054,646)	(46,926,619)
Class Y	(18,798,733)	(510,114,541)	(17,592,305)	(401,917,676)
Class R5	(10,842,356)	(297,770,652)	(17,151,492)	(375,020,738)
Class R6	(2,670,780)	(73,147,977)	(1,080,798)	(26,243,960)
Net increase (decrease) in share activity	(1,295,672)	$(51,107,226)	(12,117,403)	$(240,187,005)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

21                         Invesco Growth and Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(b)
Class A
Year ended 08/31/14	$24.92	$0.55	(c)	$4.78	$5.33	$(0.33)	$(0.62)	$(0.95)	$29.30	21.84	%(d)	$5,302,375	0.83	%(e)	0.84	%(e)	2.03	%(c)(e)	31%
Year ended 08/31/13	20.48	0.31		4.47	4.78	(0.34)	—	(0.34)	24.92	23.57	(d)	4,766,860	0.81		0.82		1.37		29
Year ended 08/31/12	18.01	0.32		2.42	2.74	(0.27)	—	(0.27)	20.48	15.33	(d)	4,266,135	0.83		0.84		1.66		25
Year ended 08/31/11	16.06	0.24		1.91	2.15	(0.20)	—	(0.20)	18.01	13.37	(d)	4,149,537	0.83		0.84		1.23		23
Nine months 08/31/10	17.19	0.18		(1.13)	(0.95)	(0.18)	—	(0.18)	16.06	(5.60	)(d)	4,122,779	0.74	(f)	0.74	(f)	1.36	(f)	23
Year ended 11/30/09	13.87	0.23		3.34	3.57	(0.25)	—	(0.25)	17.19	26.24	(g)	4,496,159	0.88		0.88		1.58		51
Class B
Year ended 08/31/14	24.75	0.54	(c)	4.75	5.29	(0.32)	(0.62)	(0.94)	29.10	21.86	(d)(h)	82,970	0.83	(e)(h)	0.84	(e)(h)	2.03	(c)(e)(h)	31
Year ended 08/31/13	20.34	0.31		4.44	4.75	(0.34)	—	(0.34)	24.75	23.57	(d)(h)	101,723	0.81	(h)	0.82	(h)	1.37	(h)	29
Year ended 08/31/12	17.88	0.31		2.41	2.72	(0.26)	—	(0.26)	20.34	15.37	(d)(h)	124,930	0.81	(h)	0.82	(h)	1.68	(h)	25
Year ended 08/31/11	15.93	0.23		1.90	2.13	(0.18)	—	(0.18)	17.88	13.36	(d)(h)	173,129	0.83	(h)	0.84	(h)	1.23	(h)	23
Nine months 08/31/10	17.05	0.16		(1.12)	(0.96)	(0.16)	—	(0.16)	15.93	(5.69	)(d)(h)	231,193	0.89	(f)(h)	0.89	(f)(h)	1.21	(f)(h)	23
Year ended 11/30/09	13.76	0.22		3.32	3.54	(0.25)	—	(0.25)	17.05	26.32	(i)(j)	320,577	0.89	(j)	0.89	(j)	1.59	(j)	51
Class C
Year ended 08/31/14	24.68	0.34	(c)	4.73	5.07	(0.12)	(0.62)	(0.74)	29.01	20.94	(d)	334,902	1.58	(e)	1.59	(e)	1.28	(c)(e)	31
Year ended 08/31/13	20.29	0.14		4.42	4.56	(0.17)	—	(0.17)	24.68	22.63	(d)	289,458	1.56		1.57		0.62		29
Year ended 08/31/12	17.84	0.18		2.40	2.58	(0.13)	—	(0.13)	20.29	14.53	(d)(k)	254,679	1.55	(k)	1.56	(k)	0.94	(k)	25
Year ended 08/31/11	15.91	0.09		1.90	1.99	(0.06)	—	(0.06)	17.84	12.52	(d)(k)	258,606	1.57	(k)	1.58	(k)	0.49	(k)	23
Nine months 08/31/10	17.03	0.08		(1.12)	(1.04)	(0.08)	—	(0.08)	15.91	(6.13	)(d)	269,051	1.49	(f)	1.49	(f)	0.61	(f)	23
Year ended 11/30/09	13.74	0.12		3.32	3.44	(0.15)	—	(0.15)	17.03	25.36	(j)(l)	316,283	1.62	(j)	1.62	(j)	0.84	(j)	51
Class R
Year ended 08/31/14	24.93	0.48	(c)	4.78	5.26	(0.26)	(0.62)	(0.88)	29.31	21.53	(d)	181,301	1.08	(e)	1.09	(e)	1.78	(c)(e)	31
Year ended 08/31/13	20.49	0.25		4.47	4.72	(0.28)	—	(0.28)	24.93	23.26	(d)	170,691	1.06		1.07		1.12		29
Year ended 08/31/12	18.02	0.27		2.42	2.69	(0.22)	—	(0.22)	20.49	15.03	(d)	147,659	1.08		1.09		1.41		25
Year ended 08/31/11	16.07	0.19		1.92	2.11	(0.16)	—	(0.16)	18.02	13.08	(d)	147,453	1.08		1.09		0.98		23
Nine months 08/31/10	17.19	0.14		(1.11)	(0.97)	(0.15)	—	(0.15)	16.07	(5.72	)(d)	122,188	0.99	(f)	0.99	(f)	1.11	(f)	23
Year ended 11/30/09	13.87	0.18		3.35	3.53	(0.21)	—	(0.21)	17.19	26.00	(m)	107,371	1.13		1.13		1.29		51
Class Y
Year ended 08/31/14	24.94	0.62	(c)	4.78	5.40	(0.39)	(0.62)	(1.01)	29.33	22.17	(d)	2,186,472	0.58	(e)	0.59	(e)	2.28	(c)(e)	31
Year ended 08/31/13	20.50	0.37		4.47	4.84	(0.40)	—	(0.40)	24.94	23.86	(d)	1,826,646	0.56		0.57		1.62		29
Year ended 08/31/12	18.03	0.36		2.42	2.78	(0.31)	—	(0.31)	20.50	15.60	(d)	1,504,586	0.58		0.59		1.91		25
Year ended 08/31/11	16.08	0.28		1.92	2.20	(0.25)	—	(0.25)	18.03	13.64	(d)	1,544,968	0.58		0.59		1.48		23
Nine months 08/31/10	17.21	0.21		(1.13)	(0.92)	(0.21)	—	(0.21)	16.08	(5.41	)(d)	1,206,652	0.49	(f)	0.49	(f)	1.61	(f)	23
Year ended 11/30/09	13.88	0.26		3.35	3.61	(0.28)	—	(0.28)	17.21	26.60	(n)	1,095,692	0.63		0.63		1.81		51
Class R5
Year ended 08/31/14	24.97	0.65	(c)	4.78	5.43	(0.42)	(0.62)	(1.04)	29.36	22.27	(d)	880,275	0.47	(e)	0.48	(e)	2.39	(c)(e)	31
Year ended 08/31/13	20.53	0.39		4.47	4.86	(0.42)	—	(0.42)	24.97	23.96	(d)	718,816	0.47		0.48		1.71		29
Year ended 08/31/12	18.05	0.39		2.43	2.82	(0.34)	—	(0.34)	20.53	15.80	(d)	697,346	0.46		0.47		2.03		25
Year ended 08/31/11	16.08	0.32		1.92	2.24	(0.27)	—	(0.27)	18.05	13.87	(d)	307,338	0.39		0.40		1.67		23
Nine months 08/31/10(o)	16.48	0.05		(0.39)	(0.34)	(0.06)	—	(0.06)	16.08	(2.05	)(d)	41,861	0.45	(f)	0.45	(f)	1.31	(f)	23
Class R6
Year ended 08/31/14	24.97	0.68	(c)	4.78	5.46	(0.45)	(0.62)	(1.07)	29.36	22.38	(d)	647,350	0.38	(e)	0.39	(e)	2.48	(c)(e)	31
Year ended 08/31/13(o)	21.23	0.43		3.66	4.09	(0.35)	—	(0.35)	24.97	19.45	(d)	335,549	0.38	(f)	0.38	(f)	1.80	(f)	29

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For year ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $138,016,999 and sold of $13,000,923 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Fundamental Value Fund & Invesco Large Cap Relative Value Fund into the Fund.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.34 and 1.24%, $0.33 and 1.24%, $0.13 and 0.49%, $0.27 and 0.99%, $0.41 and 1.49%, $0.44 and 1.60% and $0.47 and 1.69% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $5,121,125, $94,775, $318,218, $180,795, $2,016,621, $829,549 and $497,574 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.23%, 0.25% and 0.40% for the years ended August 31, 2014, 2013, 2012 and 2011 and the nine months ended August 31, 2010, respectively.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.

22                         Invesco Growth and Income Fund

(k)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.97% and 0.99% for the years ended August 31, 2012 and 2011, respectively.
(l)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(m)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(n)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(o)	Commencement date of June 1, 2010 and September 24, 2012 for Class R5 and Class R6 shares, respectively.

23                         Invesco Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Growth and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the nine month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended November 30, 2009 were audited by another independent registered public accounting firm whose report dated January 22, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

October 27, 2014

Houston, Texas

24                         Invesco Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,078.80	$4.35	$1,021.02	$4.23	0.83%
B	1,000.00	1,078.60	4.35	1,021.02	4.23	0.83
C	1,000.00	1,074.50	8.26	1,017.24	8.03	1.58
R	1,000.00	1,077.10	5.65	1,019.76	5.50	1.08
Y	1,000.00	1,080.10	3.04	1,022.28	2.96	0.58
R5	1,000.00	1,080.60	2.52	1,022.79	2.45	0.48
R6	1,000.00	1,080.80	2.05	1,023.24	1.99	0.39

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2014 through August 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25                         Invesco Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Growth and Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Value Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period

26                         Invesco Growth and Income Fund

and below the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the Fund’s rate was below the rate of one such mutual fund and below the sub-adviser effective rate for one mutual fund and above the sub-adviser effective rate for another mutual fund sub-advised by Invesco Advisers using a similar investment process.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

27                         Invesco Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$199,529,274
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	70.82%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$4,031,510

28                         Invesco Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			141	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			141	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	141	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	141	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	141	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	141	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			141	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			141	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	141	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	141	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	141	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Growth and Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	VK-GRI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders August 31, 2014

Invesco Low Volatility Equity Yield Fund

Nasdaq:
A: SCAUX ■ B: SBCUX ■ C: SCCUX ■ R: SCRUX ■ Y: SCAYX
Investor: SCNUX ■ R5: SCIUX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
22	Financial Highlights
23	Auditor's Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Contracts
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a com- plete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies remained relatively stagnant. During the reporting period, high unemployment persisted, worries about potential deflation grew, and uncertainty about Russian-Ukrainian tensions weighed on European markets.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by clicking the “Intentional Investing Forum” link on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Low Volatility Equity Yield Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Low Volatility Equity Yield Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2014, Invesco Low Volatility Equity Yield Fund, at net asset value (NAV), underperformed the S&P 500 Index but outperformed the Lipper Equity Income Index. The consumer staples, financials, industrials, information technology (IT) and telecommunication services sectors contributed the most to the Fund’s positive relative performance. The consumer discretionary, energy and health care sectors detracted from overall Fund performance.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/13 to 8/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	22.91%
Class B Shares	22.08
Class C Shares	22.01
Class R Shares	22.60
Class Y Shares	23.24
Investor Class Shares	22.95
Class R5 Shares	23.48
S&P 500 Index▼ (Broad Market Index)	25.25
Russell 1000 Index▼ (Style-Specific Index)	25.36
Lipper Equity Income Index■ (Peer Group Index)	21.47

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

The Fund seeks to provide income and long-term growth of capital by investing, typically, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities.

The investment team utilizes a comprehensive, “total return” approach seeking the benefits of integrating the desired outcomes of price appreciation, high income and low volatility. This is achieved by using a bottom-up, disciplined investment process in which returns are driven by a successful, long-standing stock selection model based on four investment concepts:

■	Earnings Expectations (how are expectations changing?)
■	Market Sentiment (what is market sentiment telling us?)
■	Management and Quality (what is management doing?)
■	Value (how attractive are valuations?)

The team employs a low volatility approach to construct the portfolio with freedom from index constraints, creating a wider opportunity set with the freedom to seek the highest level of return and generate income (dividend yield) for a lower level of total risk relative to the style-specific index.

Market conditions and your Fund

US equity market indexes generally rose during the fiscal year ended August 31, 2014. Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively positive. However, the fiscal year began amid uncertainty created by a two-week federal government shutdown. Despite this and the announcement by the US Federal Reserve (the Fed) in December that it would begin reducing the scope of its asset purchase program in early 2014, US equities rallied through the end of 2013. The market turned volatile in the first months of 2014 as investors began to worry that stocks may have risen too far, too fast. While political upheaval in Ukraine and signs of economic sluggishness in the US and China contributed to investor uncertainty, economic data remained strong enough that the Fed continued to reduce its asset purchase program on schedule. The continued “good but not great” economic environment and historically low interest rates generally led stocks higher throughout the end of the fiscal year.

  All sectors in the Fund and the Fund’s broad market index posted positive returns for the reporting period. Stock selection in the consumer staples, IT, financials and industrials sectors was particularly strong. Telecommunication services and IT holdings also aided in the Fund’s absolute positive performance. Stock selection in the consumer discretionary, health care, energy and materials sectors was a drag on overall performance.

  In the IT sector, Hewlett Packard, Intel, Seagate Technology and Windstream Holdings were a few of the Fund’s largest contributors to

Portfolio Composition

By sector

Financials	20.5%
Utilities	16.8
Energy	15.9
Information Technology	13.0
Industrials	8.5
Telecommunication Services	6.0
Health Care	5.3
Consumer Staples	5.0
Consumer Discretionary	3.9
Materials	2.1
U.S. Treasury Bills, Plus Money
Market Funds, Plus Other Assets
Less Liabilities	3.0

Top 10 Equity Holdings

1. Hewlett-Packard Co.	2.0%
2. Apple Inc.	1.9
3. CenturyLink Inc.	1.8
4. Windstream Holdings Inc.	1.8
5. Cisco Systems, Inc.	1.8
6. Encana Corp.	1.8
7. AT&T Inc.	1.7
8. Raytheon Co.	1.7
9. Suncor Energy, Inc.	1.7
10. Entergy Corp.	1.7

Total Net Assets	$364.2 million

Total Number of Holdings*	113

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4 Invesco Low Volatility Equity Yield Fund

performance. Hewlett-Packard’s solid balance sheet and strong cash flow made it attractive relative to industry peers. Intel raised its revenue and gross margin expectation during the fiscal year. Analysts raised their earnings estimates accordingly, resulting in good news for the PC market. We sold our positions in Intel and Seagate Technology during the reporting period.

The largest detractor from Fund performance for the fiscal year was stock selection in the consumer discretionary sector. Within this sector, retailer Best Buy was the largest detractor. Best Buy struggled during the fiscal year due to disappointing holiday sales and we eliminated our position in the company during the reporting period.

Also detracting from Fund performance were Seadrill and Diamond Offshore Drilling, both oil and gas drilling companies. Neither company was held by the Fund at the end of the reporting period.

The Fund’s stock selection model was overall a positive predictor of returns and was especially adept at navigating the intermittent shifts in investor sentiment that occurred during the fiscal year. US equity markets fared quite well over the past year but geopolitical risk and the realization that the end of quantitative easing by the Fed was near caused a few hiccups. Of the Fund’s four investment concepts that make up its stock selection model – Earnings Expectations, Market Sentiment, Management and Quality, and Value – three of them were positive and contributed to Fund performance for the fiscal year.

Generally, given the low-to-negative correlation of the Management and Quality and Value concepts with the Market Sentiment and Earnings Expectations concepts, it is expected that these concepts will not likely add value simultaneously but work together to generate positive returns in various market environments.

The Value concept was the strongest driver of returns over the reporting period as investors sought attractive valuation given both its upside potential and downside protection.

The Management and Quality concept was positive for the reporting period because investors generally favored managements that protected their interests by buying back stock, reducing debt and paying out dividends.

The Earnings Expectations concept was positive during the reporting period as investors generally were willing to rely on earnings as a predictor of future returns.

Market Sentiment was the only concept to detract from the stock selection model as it was slightly negative for the reporting period, likely due to the concept’s higher risk profile. However, when investors had a “risk on” mentality during the reporting period, the concept fared well.

During the reporting period, the Fund invested in S&P 500 futures contracts, a derivative instrument, to gain exposure to the equity market. These futures contracts generated a positive return and contributed to Fund performance.

We welcome new investors who joined the Fund during the fiscal year and thank all of our shareholders for your investment in Invesco Low Volatility Equity Yield Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield
Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Charlie Ko Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield
Fund. He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield
Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield
Fund. He joined Invesco in 1995. Mr. Murphy earned a BA in business administration from the University of Massachusetts Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield
Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Andrew Waisburd Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined Invesco in 2008.
Mr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

5                         Invesco Low Volatility Equity Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 3/31/06

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■

The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Equity Income Index is an unmanaged Index considered representative of equity income funds tracked by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Low Volatility Equity Yield Fund

Average Annual Total Returns

As of 8/31/14, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	5.30%
5 Years	13.40
1 Year	16.16

Class B Shares
Inception (3/31/06)	5.27%
5 Years	13.61
1 Year	17.08

Class C Shares
Inception (3/31/06)	5.21%
5 Years	13.79
1 Year	21.01

Class R Shares
Inception (3/31/06)	5.75%
5 Years	14.40
1 Year	22.60

Class Y Shares
Inception	6.21%
5 Years	14.96
1 Year	23.24

Investor Class Shares
Inception	6.02%
5 Years	14.66
1 Year	22.95

Class R5 Shares
Inception (3/31/06)	6.33%
5 Years	15.05
1 Year	23.48

Average Annual Total Returns

As of 6/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	5.18%
5 Years	15.38
1 Year	15.51

Class B Shares
Inception (3/31/06)	5.15%
5 Years	15.60
1 Year	16.31

Class C Shares
Inception (3/31/06)	5.11%
5 Years	15.76
1 Year	20.24

Class R Shares
Inception (3/31/06)	5.65%
5 Years	16.37
1 Year	21.86

Class Y Shares
Inception	6.11%
5 Years	16.99
1 Year	22.51

Investor Class Shares
Inception	5.92%
5 Years	16.69
1 Year	22.23

Class R5 Shares
Inception (3/31/06)	6.22%
5 Years	17.02
1 Year	22.64

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Investor Class shares incepted on April 25, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares was 1.18%, 1.93%, 1.93%, 1.43%, 0.93%, 1.18% and 0.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

7                         Invesco Low Volatility Equity Yield Fund

Invesco Low Volatility Equity Yield Fund’s investment objective is income and long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of August 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

■

Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■

Equity risk. Equity risk is the risk that the value of securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests, either directly or through derivative instruments. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities held by the Fund; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities held by the Fund. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

Real estate investment trust (REIT)/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

continued on page 6

8                         Invesco Low Volatility Equity Yield Fund

Schedule of Investments(a)

August 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–97.00%
Aerospace & Defense–3.22%
Lockheed Martin Corp.	31,250	$5,437,500
Raytheon Co.	65,300	6,291,002
		11,728,502

Agricultural Products–1.64%
Archer-Daniels-Midland Co.	119,700	5,968,242

Apparel Retail–0.25%
Guess?, Inc.	39,300	921,192

Biotechnology–0.73%
PDL BioPharma Inc.	264,000	2,663,760

Broadcasting–0.17%
CTC Media, Inc. (Russia)	68,900	625,612

Building Products–0.14%
Allegion PLC	10,200	524,586

Coal & Consumable Fuels–1.08%
Peabody Energy Corp.	246,800	3,919,184

Communications Equipment–1.81%
Cisco Systems, Inc.	263,700	6,589,863

Computer & Electronics Retail–1.59%
GameStop Corp.–Class A	136,800	5,772,960

Construction Machinery & Heavy Trucks–1.43%
Caterpillar Inc.	47,800	5,213,546

Data Processing & Outsourced Services–1.58%
Computer Sciences Corp.	17,300	1,034,367
Western Union Co. (The)	124,000	2,166,280
Xerox Corp.	183,600	2,535,516
		5,736,163

Diversified Metals & Mining–0.47%
Compass Minerals International, Inc.	19,200	1,710,144

Diversified REIT’s–0.15%
Lexington Realty Trust	51,200	557,056

Electric Utilities–10.08%
American Electric Power Co., Inc.	96,200	5,165,940
Edison International	87,800	5,192,492
Entergy Corp.	79,600	6,161,836
Exelon Corp.	161,400	5,393,988
FirstEnergy Corp.	163,300	5,591,392
PPL Corp.	161,100	5,578,893
Southern Co. (The)	73,400	3,258,960
Xcel Energy, Inc.	10,800	346,140
		36,689,641

	Shares	Value
Electrical Components & Equipment–0.17%
General Cable Corp.	29,100	$624,777

Electronic Components–0.15%
Knowles Corp.(b)	17,000	559,640

Fertilizers & Agricultural Chemicals–0.10%
Scotts Miracle-Gro Co. (The)–Class A	6,000	346,380

Gas Utilities–0.92%
AGL Resources Inc.	41,800	2,228,358
New Jersey Resources Corp.	21,300	1,112,499
		3,340,857

Health Care REIT’s–5.96%
HCP, Inc.	117,000	5,069,610
Health Care REIT, Inc.	29,900	2,020,642
Healthcare Trust of America, Inc.–Class A	94,500	1,176,525
National Health Investors, Inc.	14,600	941,846
Omega Healthcare Investors, Inc.	100,900	3,800,903
Senior Housing Properties Trust	148,500	3,464,505
Ventas, Inc.	79,300	5,216,354
		21,690,385

Hotel and Resort REIT’s–1.25%
Hospitality Properties Trust	71,200	2,095,416
RLJ Lodging Trust	18,400	548,504
Ryman Hospitality Properties, Inc.	38,000	1,890,500
		4,534,420

Hypermarkets & Super Centers–0.52%
Wal-Mart Stores, Inc.	25,100	1,895,050

Industrial Conglomerates–1.43%
General Electric Co.	200,300	5,203,794

Integrated Oil & Gas–2.34%
Cenovus Energy Inc. (Canada)	72,000	2,296,080
Suncor Energy, Inc. (Canada)	151,300	6,216,917
		8,512,997

Integrated Telecommunication Services–5.97%
AT&T Inc.	181,200	6,334,752
BCE Inc. (Canada)	45,200	2,034,904
CenturyLink Inc.	163,400	6,697,766
Windstream Holdings Inc.	589,600	6,662,480
		21,729,902

IT Consulting & Other Services–0.39%
Leidos Holdings, Inc.	37,400	1,408,110

Mortgage REIT’s–5.72%
American Capital Agency Corp.	223,500	5,285,775
Annaly Capital Management Inc.	509,900	6,067,810
CYS Investments, Inc.	208,600	1,967,098

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Low Volatility Equity Yield Fund

	Shares	Value
Mortgage REIT’s–(continued)
Hatteras Financial Corp.	69,500	$1,383,050
MFA Financial, Inc.	364,800	3,078,912
Two Harbors Investment Corp.	283,100	3,034,832
		20,817,477

Movies & Entertainment–0.32%
Regal Entertainment Group–Class A	54,700	1,151,435

Multi-Utilities–5.83%
Ameren Corp.	129,300	5,170,707
Consolidated Edison, Inc.	38,300	2,217,187
PG&E Corp.	110,400	5,131,392
Public Service Enterprise Group Inc.	154,300	5,769,277
TECO Energy, Inc.	152,300	2,756,630
Vectren Corp.	4,600	189,658
		21,234,851

Office REIT’s–2.08%
Digital Realty Trust, Inc.	91,000	5,937,750
Piedmont Office Realty Trust Inc.–Class A	84,300	1,643,007
		7,580,757

Office Services & Supplies–1.78%
Pitney Bowes Inc.	225,800	6,110,148
West Corp.	13,000	385,580
		6,495,728

Oil & Gas Drilling–1.52%
Nabors Industries Ltd.	202,900	5,520,909

Oil & Gas Equipment & Services–0.96%
National Oilwell Varco Inc.	34,400	2,973,192
Seventy Seven Energy Inc.(b)	21,500	504,605
		3,477,797

Oil & Gas Exploration & Production–7.88%
Baytex Energy Corp. (Canada)	14,500	646,555
Canadian Natural Resources Ltd. (Canada)	127,200	5,539,560
Chesapeake Energy Corp.	194,500	5,290,400
Encana Corp. (Canada)	280,600	6,462,218
Enerplus Corp. (Canada)	49,700	1,139,124
Gran Tierra Energy, Inc. (Canada)(b)	60,700	407,297
Kosmos Energy Ltd.(b)	51,100	512,022
Marathon Oil Corp.	134,100	5,590,629
Pengrowth Energy Corp. (Canada)	117,300	749,547
Talisman Energy Inc. (Canada)	235,200	2,368,464
		28,705,816

Oil & Gas Refining & Marketing–2.13%
CVR Energy, Inc.	66,900	3,320,247
Marathon Petroleum Corp.	40,500	3,685,905
Western Refining, Inc.	16,100	749,133
		7,755,285

Packaged Foods & Meats–0.75%
Pilgrim’s Pride Corp.(b)	91,600	2,736,092

	Shares	Value
Pharmaceuticals–4.57%
Eli Lilly and Co.	84,300	$5,358,108
Merck & Co., Inc.	87,900	5,283,669
Pfizer Inc.	203,700	5,986,743
		16,628,520

Property & Casualty Insurance–0.10%
Old Republic International Corp.	24,900	382,215

Publishing–0.13%
Time Inc.(b)	20,300	476,644

Reinsurance–1.23%
Everest Re Group, Ltd.	2,100	344,064
PartnerRe Ltd.	35,500	3,964,995
Validus Holdings, Ltd.	4,700	183,817
		4,492,876

Residential REIT’s–0.14%
Starwood Waypoint Residential Trust(b)	18,600	514,848

Retail REIT’s–1.77%
Kimco Realty Corp.	7,600	178,524
Regency Centers Corp.	13,800	788,532
Retail Properties of America, Inc.–Class A	105,200	1,664,264
Simon Property Group, Inc.	19,300	3,281,579
Washington Prime Group Inc.	27,500	536,800
		6,449,699

Semiconductors–1.63%
Intersil Corp.–Class A	55,200	830,484
Marvell Technology Group Ltd.	367,200	5,107,752
		5,938,236

Soft Drinks–0.44%
Dr Pepper Snapple Group, Inc.	25,700	1,617,044

Specialized REIT’s–1.01%
Corrections Corp. of America	20,100	716,364
Geo Group Inc. (The)	57,500	2,151,650
Potlatch Corp	19,200	819,456
		3,687,470

Specialty Stores–1.42%
Staples, Inc.	443,500	5,180,080

Steel–1.51%
United States Steel Corp.	142,200	5,496,030

Systems Software–1.27%
CA, Inc.	163,900	4,628,536

Technology Hardware, Storage & Peripherals–6.19%
Apple Inc.	66,640	6,830,600
Hewlett-Packard Co.	193,900	7,368,200
Lexmark International, Inc.–Class A	86,500	4,373,440
NetApp, Inc.	94,200	3,971,472
		22,543,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Low Volatility Equity Yield Fund

	Shares	Value
Thrifts & Mortgage Finance–1.25%
New York Community Bancorp, Inc.	286,300	$4,566,485

Tobacco–1.69%
Altria Group, Inc.	142,800	6,151,824

Trading Companies & Distributors–0.14%
NOW Inc.(b)	15,500	511,965
Total Common Stocks & Other Equity Interests (Cost $312,421,870)		353,209,094

	Principal Amount
U.S. Treasury Bills–0.19%
0.08%, 09/11/14 (Cost $699,982)(c)(d)	$700,000	699,996

	Shares	Value
Money Market Funds–2.75%
Liquid Assets Portfolio–Institutional Class(e)	5,013,751	$5,013,751
Premier Portfolio–Institutional Class(e)	5,013,750	5,013,750
Total Money Market Funds (Cost $10,027,501)		10,027,501
TOTAL INVESTMENTS–99.94% (Cost $323,149,353)		363,936,591
OTHER ASSETS LESS LIABILITIES–0.06%		220,085
NET ASSETS–100.00%		$364,156,676

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Low Volatility Equity Yield Fund

Statement of Assets and Liabilities

August 31, 2014

Assets:
Investments, at value (Cost $313,121,852)	$353,909,090
Investments in affiliated money market funds, at value and cost	10,027,501
Total investments, at value (Cost $323,149,353)	363,936,591
Receivable for:
Variation margin — futures	24,456
Fund shares sold	80,589
Dividends	844,779
Investment for trustee deferred compensation and retirement plans	234,088
Other assets	41,127
Total assets	365,161,630

Liabilities:
Payable for:
Fund shares reacquired	470,061
Accrued fees to affiliates	232,269
Accrued trustees’ and officers’ fees and benefits	3,570
Accrued other operating expenses	42,690
Trustee deferred compensation and retirement plans	256,364
Total liabilities	1,004,954
Net assets applicable to shares outstanding	$364,156,676

Net assets consist of:
Shares of beneficial interest	$336,742,435
Undistributed net investment income	4,079,260
Undistributed net realized gain (loss)	(17,743,397)
Net unrealized appreciation	41,078,378
$364,156,676

Net Assets:
Class A	$224,786,427
Class B	$11,962,015
Class C	$40,118,921
Class R	$206,482
Class Y	$5,382,608
Investor Class	$65,428,407
Class R5	$16,271,816

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	19,132,906
Class B	1,032,347
Class C	3,469,964
Class R	17,658
Class Y	456,159
Investor Class	5,551,917
Class R5	1,377,064
Class A:
Net asset value per share	$11.75
Maximum offering price per share
(Net asset value of $11.75 ÷ 94.50%)	$12.43
Class B:
Net asset value and offering price per share	$11.59
Class C:
Net asset value and offering price per share	$11.56
Class R:
Net asset value and offering price per share	$11.69
Class Y:
Net asset value and offering price per share	$11.80
Investor Class:
Net asset value and offering price per share	$11.78
Class R5:
Net asset value and offering price per share	$11.82

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Low Volatility Equity Yield Fund

Statement of Operations

For the year ended August 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $60,932)	$13,626,005
Dividends from affiliated money market funds	3,618
Total investment income	13,629,623

Expenses:
Advisory fees	2,049,897
Administrative services fees	109,496
Custodian fees	14,142
Distribution fees:
Class A	529,362
Class B	128,883
Class C	388,018
Class R	1,019
Investor Class	157,124
Transfer agent fees — A, B, C, R, Y and Investor	659,142
Transfer agent fees — R5	8,027
Trustees’ and officers’ fees and benefits	34,662
Other	186,867
Total expenses	4,266,639
Less: Fees waived and expense offset arrangement(s)	(14,079)
Net expenses	4,252,560
Net investment income	9,377,063

Realized and unrealized gain from:
Net realized gain from:
Investment securities	48,876,666
Futures contracts	1,607,443
50,484,109
Change in net unrealized appreciation of:
Investment securities	10,564,684
Futures contracts	448,896
11,013,580
Net realized and unrealized gain	61,497,689
Net increase in net assets resulting from operations	$70,874,752

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Low Volatility Equity Yield Fund

Statement of Changes in Net Assets

For the years ended August 31, 2014 and 2013

	August 31, 2014	August 31, 2013
Operations:
Net investment income	$9,377,063	$4,063,726
Net realized gain	50,484,109	80,098,018
Change in net unrealized appreciation (depreciation)	11,013,580	(33,342,112)
Net increase in net assets resulting from operations	70,874,752	50,819,632

Distributions to shareholders from net investment income:
Class A	(5,646,913)	(2,404,575)
Class B	(254,144)	(47,545)
Class C	(751,282)	(119,396)
Class R	(4,843)	(8,911)
Class Y	(131,250)	(68,486)
Investor Class	(1,690,488)	(773,952)
Class R5	(439,228)	(185,733)
Total distributions from net investment income	(8,918,148)	(3,608,598)

Distributions to shareholders from net realized gains:
Class A	(3,264,831)	—
Class B	(212,478)	—
Class C	(616,876)	—
Class R	(3,433)	—
Class Y	(68,027)	—
Investor Class	(956,050)	—
Class R5	(215,652)	—
Total distributions from net realized gains	(5,337,347)	—

Share transactions–net:
Class A	(9,469,200)	(27,233,949)
Class B	(3,423,364)	(5,795,678)
Class C	(3,531,091)	(9,320,625)
Class R	(26,497)	(905,829)
Class Y	444,728	(690,831)
Investor Class	(9,352,837)	(8,125,971)
Class R5	877,747	(33,993)
Net increase (decrease) in net assets resulting from share transactions	(24,480,514)	(52,106,876)
Net increase (decrease) in net assets	32,138,743	(4,895,842)

Net assets:
Beginning of year	332,017,933	336,913,775
End of year (includes undistributed net investment income of $4,079,260 and $3,558,026, respectively)	$364,156,676	$332,017,933

Notes to Financial Statements

August 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Low Volatility Equity Yield Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is income and long-term growth of capital.

14                         Invesco Low Volatility Equity Yield Fund

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Class R5 shares are sold at net asset value. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

15                         Invesco Low Volatility Equity Yield Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

16                         Invesco Low Volatility Equity Yield Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.60%
Next $250 million	0.575%
Next $500 million	0.55%
Next $1.5 billion	0.525%
Next $2.5 billion	0.50%
Next $2.5 billion	0.475%
Next $2.5 billion	0.45%
Over $10 billion	0.425%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2014, the Adviser waived advisory fees of $11,956.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2014, IDI advised the Fund that IDI retained $17,076 in front-end sales commissions from the sale of Class A shares and $5, $6,511 and $691 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco Low Volatility Equity Yield Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$363,236,595	$—	$—	$363,236,595
U.S. Treasury Securities	—	699,996	—	699,996
	363,236,595	699,996	—	363,936,591
Futures Contracts*	291,140	—	—	291,140
Total Investments	$363,527,735	$699,996	$—	$364,227,731

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Market risk:
Futures contracts(a)	$291,140	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2014

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Futures Contracts
Realized Gain:
Market risk	$1,607,443
Change in Unrealized Appreciation:
Market risk	448,896
Total	$2,056,339

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$8,930,434

Open Futures Contracts at Period-End
Futures Contracts — Market risk	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E- Mini S&P 500 Index	Long	103	September-2014	$10,307,210	$291,140

18                         Invesco Low Volatility Equity Yield Fund

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of August 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities*	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Bank of America Securities LLC	$291,140	$—	$291,140	$—	$—	$291,140

*	Includes cumulative appreciation of futures contracts.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,123.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2014 and 2013:

	2014	2013
Ordinary income	$8,860,538	$3,608,598
Long-term capital gain	5,394,957	—
Total distributions	$14,255,495	$3,608,598
Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$4,300,556
Undistributed long-term gain	25,755,321
Net unrealized appreciation — investments	40,468,860
Temporary book/tax differences	(221,296)
Capital loss carryforward	(42,889,200)
Shares of beneficial interest	336,742,435
Total net assets	$364,156,676

19                         Invesco Low Volatility Equity Yield Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $24,585,210 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2016	$20,591,619	$—	$20,591,619
August 31, 2018	22,297,581	—	22,297,581
	$42,889,200	$—	$42,889,200

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2014 was $367,939,884 and $397,489,698, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$42,337,758
Aggregate unrealized (depreciation) of investment securities	(1,868,898)
Net unrealized appreciation of investment securities	$40,468,860

Cost of investments for tax purposes is $323,467,731.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership reclasses, on August 31, 2014, undistributed net investment income was increased by $62,319 and undistributed net realized gain (loss) was decreased by $62,319. This reclassification had no effect on the net assets of the Fund.

20                         Invesco Low Volatility Equity Yield Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	942,877	$10,325,144	791,263	$7,509,498
Class B	19,559	214,463	27,394	256,786
Class C	248,245	2,662,846	224,308	2,102,551
Class R	6,518	69,319	47,129	407,001
Class Y	162,907	1,791,033	124,611	1,160,536
Investor Class	486,151	5,236,634	598,412	5,620,041
Class R5	135,907	1,500,816	251,033	2,499,070

Issued as reinvestment of dividends:
Class A	764,241	8,048,990	248,581	2,142,768
Class B	38,089	394,085	4,655	39,806
Class C	108,516	1,121,474	10,631	90,790
Class R	731	7,634	1,023	8,795
Class Y	14,543	154,082	6,167	53,284
Investor Class	243,096	2,566,955	87,128	753,658
Class R5	61,598	654,033	21,468	185,483

Automatic conversion of Class B shares to Class A shares:
Class A	158,984	1,737,656	218,167	2,029,866
Class B	(161,092)	(1,737,656)	(220,775)	(2,029,866)

Reacquired:
Class A	(2,738,197)	(29,580,990)	(4,206,505)	(38,916,081)
Class B	(214,003)	(2,294,256)	(444,734)	(4,062,404)
Class C	(687,387)	(7,315,411)	(1,269,208)	(11,513,966)
Class R	(9,723)	(103,450)	(151,067)	(1,321,625)
Class Y	(139,361)	(1,500,387)	(203,050)	(1,904,651)
Investor Class	(1,608,307)	(17,156,426)	(1,540,011)	(14,499,670)
Class R5	(116,076)	(1,277,102)	(285,481)	(2,718,546)
Net increase (decrease) in share activity	(2,282,184)	$(24,480,514)	(5,658,861)	$(52,106,876)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21                         Invesco Low Volatility Equity Yield Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/14	$9.98	$0.31	$1.92	$2.23	$(0.29)	$(0.17)	$(0.46)	$11.75	22.91%	$224,786	1.14	%(d)	1.14	%(d)	2.80	%(d)	109%
Year ended 08/31/13	8.66	0.12	1.31	1.43	(0.11)	—	(0.11)	9.98	16.71	199,636	1.18		1.18		1.31		107
Year ended 08/31/12	7.34	0.09	1.27	1.36	(0.04)	—	(0.04)	8.66	18.54	198,831	1.03		1.23		1.10		45
Year ended 08/31/11	6.29	0.07	1.06	1.13	(0.08)	—	(0.08)	7.34	18.00	204,311	1.00		1.22		0.90		125
Year ended 08/31/10	6.47	0.06	(0.12)	(0.06)	(0.12)	—	(0.12)	6.29	(1.07)	1,265	1.00		1.31		0.93		71
Class B
Year ended 08/31/14	9.84	0.22	1.90	2.12	(0.20)	(0.17)	(0.37)	11.59	22.08	11,962	1.89	(d)	1.89	(d)	2.05	(d)	109
Year ended 08/31/13	8.53	0.05	1.29	1.34	(0.03)	—	(0.03)	9.84	15.72	13,288	1.93		1.93		0.56		107
Year ended 08/31/12	7.26	0.03	1.26	1.29	(0.02)	—	(0.02)	8.53	17.75	16,913	1.78		1.98		0.35		45
Year ended 08/31/11	6.22	0.01	1.06	1.07	(0.03)	—	(0.03)	7.26	17.15	20,750	1.75		1.97		0.15		125
Year ended 08/31/10	6.37	0.01	(0.13)	(0.12)	(0.03)	—	(0.03)	6.22	(1.85)	173	1.75		2.06		0.18		71
Class C
Year ended 08/31/14	9.82	0.22	1.89	2.11	(0.20)	(0.17)	(0.37)	11.56	22.01	40,119	1.89	(d)	1.89	(d)	2.05	(d)	109
Year ended 08/31/13	8.51	0.05	1.29	1.34	(0.03)	—	(0.03)	9.82	15.75	37,335	1.93		1.93		0.56		107
Year ended 08/31/12	7.25	0.03	1.25	1.28	(0.02)	—	(0.02)	8.51	17.64	41,148	1.78		1.98		0.35		45
Year ended 08/31/11	6.22	0.01	1.05	1.06	(0.03)	—	(0.03)	7.25	16.99	48,592	1.75		1.97		0.15		125
Year ended 08/31/10	6.37	0.01	(0.13)	(0.12)	(0.03)	—	(0.03)	6.22	(1.85)	219	1.75		2.06		0.18		71
Class R
Year ended 08/31/14	9.93	0.28	1.91	2.19	(0.26)	(0.17)	(0.43)	11.69	22.60	206	1.39	(d)	1.39	(d)	2.55	(d)	109
Year ended 08/31/13	8.61	0.10	1.30	1.40	(0.08)	—	(0.08)	9.93	16.37	200	1.43		1.43		1.06		107
Year ended 08/31/12	7.31	0.07	1.26	1.33	(0.03)	—	(0.03)	8.61	18.24	1,059	1.28		1.48		0.85		45
Year ended 08/31/11	6.27	0.05	1.06	1.11	(0.07)	—	(0.07)	7.31	17.68	1,300	1.25		1.47		0.65		125
Year ended 08/31/10	6.45	0.05	(0.12)	(0.07)	(0.11)	—	(0.11)	6.27	(1.30)	1,335	1.25		1.56		0.68		71
Class Y
Year ended 08/31/14	10.02	0.33	1.94	2.27	(0.32)	(0.17)	(0.49)	11.80	23.24	5,383	0.89	(d)	0.89	(d)	3.05	(d)	109
Year ended 08/31/13	8.71	0.15	1.30	1.45	(0.14)	—	(0.14)	10.02	16.90	4,189	0.93		0.93		1.56		107
Year ended 08/31/12	7.37	0.11	1.27	1.38	(0.04)	—	(0.04)	8.71	18.89	4,269	0.78		0.98		1.35		45
Year ended 08/31/11	6.32	0.09	1.06	1.15	(0.10)	—	(0.10)	7.37	18.24	3,846	0.75		0.97		1.15		125
Year ended 08/31/10	6.50	0.08	(0.13)	(0.05)	(0.13)	—	(0.13)	6.32	(0.85)	142	0.75		1.06		1.18		71
Investor Class
Year ended 08/31/14	10.01	0.31	1.92	2.23	(0.29)	(0.17)	(0.46)	11.78	22.85	65,428	1.14	(d)	1.14	(d)	2.80	(d)	109
Year ended 08/31/13	8.69	0.12	1.31	1.43	(0.11)	—	(0.11)	10.01	16.65	64,369	1.18		1.18		1.31		107
Year ended 08/31/12	7.36	0.09	1.28	1.37	(0.04)	—	(0.04)	8.69	18.63	63,296	1.03		1.23		1.10		45
Year ended 08/31/11	6.32	0.07	1.05	1.12	(0.08)	—	(0.08)	7.36	17.76	63,890	1.00		1.22		0.90		125
Year ended 08/31/10	6.50	0.06	(0.12)	(0.06)	(0.12)	—	(0.12)	6.32	(1.07)	69,635	1.00		1.31		0.93		71
Class R5
Year ended 08/31/14	10.03	0.35	1.94	2.29	(0.33)	(0.17)	(0.50)	11.82	23.48	16,272	0.75	(d)	0.75	(d)	3.19	(d)	109
Year ended 08/31/13	8.71	0.16	1.31	1.47	(0.15)	—	(0.15)	10.03	17.12	13,000	0.76		0.76		1.73		107
Year ended 08/31/12	7.37	0.11	1.28	1.39	(0.05)	—	(0.05)	8.71	18.90	11,397	0.76		0.77		1.37		45
Year ended 08/31/11	6.32	0.09	1.06	1.15	(0.10)	—	(0.10)	7.37	18.24	11,645	0.74		0.77		1.18		125
Year ended 08/31/10	6.50	0.08	(0.12)	(0.04)	(0.14)	—	(0.14)	6.32	(0.83)	11,793	0.75		0.91		1.18		71

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $286,080,448 and sold of $155,521,831 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Select Equity Fund and Invesco Van Kampen Equity Premium Income Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $211,745, $12,888, $38,802, $204, $4,552, $62,850 and $14,593 for Class A, Class B, Class C, Class R, Class Y, Investor Class, and Class R5 shares, respectively.

22                         Invesco Low Volatility Equity Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Low Volatility Equity Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Low Volatility Equity Yield Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2014

Houston, Texas

23                         Invesco Low Volatility Equity Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,106.30	$6.21	$1,019.31	$5.96	1.17%
B	1,000.00	1,101.60	10.17	1,015.53	9.75	1.92
C	1,000.00	1,101.80	10.17	1,015.53	9.75	1.92
R	1,000.00	1,104.50	7.53	1,018.05	7.22	1.42
Y	1,000.00	1,107.30	4.89	1,020.57	4.69	0.92
Investor	1,000.00	1,106.00	6.21	1,019.31	5.96	1.17
R5	1,000.00	1,108.90	3.93	1,021.48	3.77	0.74

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2014 through August 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                         Invesco Low Volatility Equity Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Low Volatility Equity Yield Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that the continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Equity Income Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds

25                         Invesco Low Volatility Equity Yield Fund

and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the on, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the Fund’s rate was below the rate of one mutual funds advised by Invesco Advisers with a similar investment process. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

26                         Invesco Low Volatility Equity Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$5,394,957
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	93.37%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			141	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			141	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	141	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	141	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	141	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	141	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			141	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			141	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	141	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	141	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	141	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Low Volatility Equity Yield Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	LVEY-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders — August 31, 2014

Invesco Pennsylvania Tax Free Income Fund

Nasdaq:
A: VKMPX ■ B: VKPAX ■ C: VKPCX ■ Y: VKPYX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
15	Financial Statements
17	Notes to Financial Statements
23	Financial Highlights
24	Auditor's Report
25	Fund Expenses
26	Approval of Investment Advisory and Sub-Advisory Contracts
28	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies remained relatively stagnant. During the reporting period, high unemployment persisted, worries about potential deflation grew, and uncertainty about Russian-Ukrainian tensions weighed on European markets.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by clicking the “Intentional Investing Forum” link on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Pennsylvania Tax Free Income Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Pennsylvania Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco Pennsylvania Tax Free Income Fund posted positive returns for the fiscal year ended August 31, 2014. At net asset value (NAV), the Fund outperformed the Barclays Pennsylvania Municipal Index, its style-specific benchmark, and the S&P Municipal Bond Index, its broad market benchmark. The Fund’s overweight allocation at the long end of the yield curve (20+ years) was the primary contributor to its relative performance versus its benchmarks.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/13 to 8/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.33%
Class B Shares	11.32
Class C Shares	10.56
Class Y Shares	11.60
S&P Municipal Bond Index▼ (Broad Market Index)*	10.55
Barclays Municipal Bond Index▼ (Former Broad Market Index)*	10.14
Barclays Pennsylvania Municipal Index▼ (Style-Specific Index)*	10.35
Lipper Pennsylvania Municipal Debt Funds Index■ (Peer Group Index)*	11.03

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

*	The Fund has elected to use the S&P Municipal Bond Index as its broad market benchmark, rather than the Barclays Municipal Bond Index because the adviser believes the S&P Municipal Bond Index more closely reflects the performance of the broad US municipal bond market.

How we invest

Our investment objective is to provide Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.

We invest primarily in medium-grade and lower-grade securities. However, at times, conditions in the Pennsylvania municipal market may be such that we elect to invest in higher-grade securities. Generally, and depending on market conditions, higher-grade municipal securities may better protect NAV against declines, but may produce lower yields than

Portfolio Composition

By security type, based on total investments

Revenue Bonds	83.5%
General Obligation Bonds	7.5
Pre-Refunded Bonds	6.8
Other	2.2

lower-rated municipal securities, since yields on higher-grade securities are usually lower than yields on medium-grade or lower-grade securities. As a result, we may not invest in the highest-yielding Pennsylvania municipal securities permitted by our investment policies if we determine that they may subject the Fund to undue risk.

The Fund’s investment in medium-grade and lower-grade securities involves special risks as compared to investing in higher-grade securities. We do not purchase securities that are in default, rated in categories lower than B- by Standard & Poor’s or B3 by Moody’s at the time of purchase or unrated securities of comparable quality.† Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax.

We actively manage the Fund’s portfolio and adjust its average maturity based on our expectations about the direction of interest rates and other economic factors. We select securities that we believe offer higher yields with reasonable credit

Top Five Fixed Income Holdings

1. Pennsylvania (State of) Higher Educational Facilities Authority (Trustees
of the University of Pennsylvania); Series 2005 C	3.8%
2. Delaware Valley Regional Financial Authority; Series 2002	3.1
3. Pennsylvania (Commonwealth of); First Series 2014	2.7
4. Westmoreland (County of) Industrial Development Authority (Redstone
Presbyterian Senior Care Obligated Group); Series 2005 A	2.1
5. Dauphin (County of) General Authority (Pinnacle Health System); Series 2009 A	2.0

risk considered in relation to the investment policies of the Fund. In selecting securities for investment, we use our research capabilities to assess potential investments and consider a number of factors, including general market and economic conditions, credit, interest rate and prepayment risks.

Market conditions and your Fund

Pennsylvania benefits from a highly diversified economy in terms of a mix of industries and no one single employment sector dominates. Its economy tends to track the national economy, but with less volatility, outperforming the US in areas such as growth in real estate, personal income and employment during periods of national economic contractions. Pennsylvania’s economic performance is largely dependent upon job growth. Pennsylvania’s seasonally adjusted unemployment rate as of July 2014 was 5.7%,1 the first gain in the state unemployment rate since 2012, and below the nation’s 6.2%.2 Pennsylvania was one of only 10 states to earn an A for academic achievement during the 2013 school year. Also, the state is investing in its future through increased educational funding, which totals $12 billion for the 2014-15 state budget, representing 41% of total state spending.3 However, the state’s two pension systems, which continue to consume a great portion of the state budget, need significant attention. Pennsylvania’s two pension systems’ debts outweigh their assets by more than a combined $41 billion.4 Changes in legislation over the last decade artificially suppressed the employer contribution rate to provide short-term budgetary relief to the state. Ratings agencies cited growing pension liabilities as a major factor for pressured budgetary performance. Fitch and S&P both rated the state AA with negative outlooks.5 Moody’s downgraded Pennsylvania’s general obligation rating to Aa3 from Aa2 in July 2014 with a stable outlook.6 Pennsylvania’s Governor Tom Corbett proposed a bold pension reform plan to not only address budgetary relief, but also tackle the long-term pension debt the state carries.

    Throughout the reporting period, fundamentals for municipal debt issuers improved on the whole. State fundamentals improved as more governors across

Total Net Assets	$127.9 million
Total Number of Holdings	131

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4                         Invesco Pennsylvania Tax Free Income Fund

the nation exercised fiscal restraint. State budgets are expected to continue their trend of moderate growth in 2015. Local governments experienced a credit rally in 2014 driven by property tax revenues. Rebounding home prices, a rising stock market and a growing economy lifted tax collection by local governments.

Income from municipal bonds became attractive after a volatile 2013 drove yields higher. 2013 marked the second consecutive year of negative annual total returns for municipal bonds as investment-grade municipal bonds, as measured by the Barclays Municipal Bond Index, finished the year down -2.55%; while high yield municipal bonds, as measured by the Barclays High Yield Municipal Bond Index, also finished the year down -5.51%.7 Further adding to the volatility, the asset class experienced an unprecedented $67.6 billion outflow from March through December 2013.8 However, investors who showed conviction through the 2013 sell-off and stayed the course were rewarded with strong positive returns during the first eight months of 2014.

During the fiscal year, investment-grade municipal bonds returned 10.14%, as measured by the Barclays Municipal Bond Index, and high yield municipal bonds returned 14.74%, as measured by the Barclays High Yield Municipal Bond Index.7 The Barclays Pennsylvania Municipal Index returned 10.35% over the reporting period. Municipal bonds posted positive returns as Treasury and municipal rates moved lower and investors showed renewed interest in tax-exempt bonds. The rally in Treasuries was driven primarily by softer-than-expected, but still positive, economic data. Despite the Federal Reserve’s continued reduction of quantitative easing, the market expected interest rate increases based on expectations of gradual improvement in unemployment rate and low inflation projections. Through the first half of 2014, municipal bonds rallied along with Treasuries, primarily due to a positive shift in investor sentiment for the asset class. The long end of the yield curve outperformed as long municipal rates followed Treasuries lower and the yield curve flattened.

The municipal bonds asset class added $14.7 billion during the first eight months of 2014, a stark reversal of the outflows in 2013.9 The influx of investors back into the asset class at the start of 2014 allowed municipal bond prices to recover from oversold valuations in 2013. Positive municipal bond performance in the first quarter of 2014 was an impetus for continued interest from investors.

The level of issuance, however, dwindled as the first half of 2014 saw $152 billion in bond issuance, the second-lowest first half issuance in at least a decade, and 22% below the 10-year average.10 This continued the downward trend from 2013, when issuance was curtailed in the second half of the year as higher interest rates made refinancing transactions uneconomic for many issuers.

For the reporting period, the Fund’s overweight allocation to long-duration bonds (20+ years) was the primary contributor to its relative performance versus its style-specific benchmark. Further contributing to relative performance was security selection in revenue bonds, particularly the hospital and education industries.

The Fund had a small off-index allocation to Puerto Rico revenue bonds, which detracted from relative performance. The market punished Puerto Rico bonds after they were downgraded, but overall, investor fears seemed to subside during the first quarter of 2014 as most municipal bond participants came to realize that the issues that plagued Puerto Rico were not characteristic of the broader municipal market. Puerto Rico bonds are held in single-state municipal funds as a tool to diversify risk and because of their triple tax-exempt status (federal, state and local). As of the end of the reporting period, the Fund did not hold any positions in Puerto Rico bonds.

During the reporting period, leverage positively contributed to Fund performance. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

Thank you for investing in Invesco Pennsylvania Tax Free Income Fund and for sharing our long-term investment horizon.

†	A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.
1	Pennsylvania Department of Labor and Industry
2	National Conference of State Legislatures
3	Pennsylvania Department of Education
4	Keystone Research Center
5	Janney Capital Markets
6	Moody’s
7	Barclays
8	Morningstar
9	Investment Company Institute
10	Bond Buyer

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Byron Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in
2010. Mr. Byron earned a BS in finance from Marquette University and an MBA in finance from DePaul University.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income
Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in
2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

Robert Wimmel Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in
2010. Mr. Wimmel earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

5                         Invesco Pennsylvania Tax Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/04

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The Fund has elected to use the S&P Municipal Bond Index as its broad market benchmark, rather than the Barclays Municipal Bond Index because the adviser believes the S&P Municipal Bond Index more closely reflects the performance of the broad US municipal bond market.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Pennsylvania Tax Free Income Fund

Average Annual Total Returns

As of 8/31/14, including maximum applicable sales charges

Class A Shares
Inception (5/1/87)	5.75%
10 Years	3.45
5 Years	5.00
1 Year	6.62

Class B Shares
Inception (5/3/93)	4.26%
10 Years	3.55
5 Years	5.55
1 Year	6.32

Class C Shares
Inception (8/13/93)	3.66%
10 Years	3.13
5 Years	5.14
1 Year	9.56

Class Y Shares
10 Years	4.01%
5 Years	6.16
1 Year	11.60

Average Annual Total Returns

As of 6/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/1/87)	5.72%
10 Years	3.60
5 Years	5.55
1 Year	0.49

Class B Shares
Inception (5/3/93)	4.21%
10 Years	3.69
5 Years	6.11
1 Year	-0.10

Class C Shares
Inception (8/13/93)	3.62%
10 Years	3.28
5 Years	5.67
1 Year	3.12

Class Y Shares
10 Years	4.16%
5 Years	6.70
1 Year	5.16

Effective June 1, 2010, Class A, Class B and Class C shares of the predecessor fund, Van Kampen Pennsylvania Tax Free Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B and Class C shares, respectively, of Invesco Van Kampen Pennsylvania Tax Free Income Fund (renamed Invesco Pennsylvania Tax Free Income Fund). Returns shown above for Class A, Class B and Class C shares are blended returns of the predecessor fund and Invesco Pennsylvania Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.03%, 1.03%, 1.78% and 0.78%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                         Invesco Pennsylvania Tax Free Income Fund

Invesco Pennsylvania Tax Free Income Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.

■	Unless otherwise stated, information presented in this report is as of August 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract.

Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Inverse floating rate obligations risk. Inverse floating rate obligations, including tender option bonds, may be subject to greater price volatility than a fixed income security with similar qualities. When short-term interest rates rise, they may decrease in value and produce less or no income. Additionally, these securities may lose principal. Similar to derivatives, inverse floating rate obligations have the following risks: counterparty, leverage, correlation, liquidity, market, interest rate, and management risks.
■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the asset or transaction and the Fund could lose more than it invested. Leverage created from certain types of transactions or instruments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Medium- and lower-grade municipal securities risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore,

8                         Invesco Pennsylvania Tax Free Income Fund

many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

■	Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Pennsylvania and US territories municipal securities risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities than a fund that does not limit its investments to such issuers. As with Pennsylvania municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.
■	When-issued and delayed delivery risk. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Barclays Pennsylvania Municipal Index is an unmanaged index considered representative of Pennsylvania investment-grade municipal bonds.
■	The Lipper Pennsylvania Municipal Debt Funds Index is an unmanaged index considered representative of funds that limit assets to those securities that are exempt from taxation in Pennsylvania.
■	The Barclays High Yield Municipal Bond Index is an unmanaged index considered representative of noninvestment-grade bonds.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                         Invesco Pennsylvania Tax Free Income Fund

Schedule of Investments

August 31, 2014

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–104.73%
Pennsylvania–99.99%
Allegheny (County of) Higher Education Building Authority (Chatham University); Series 2012 A, University RB	5.00%	09/01/35	$1,000	$1,055,650
Allegheny (County of) Higher Education Building Authority (Duquesne University);
Series 1998, Ref. University RB (INS–AMBAC)(a)	5.50%	03/01/20	1,750	2,024,995
Series 2011 A, University RB	5.50%	03/01/31	550	622,209
Allegheny (County of) Higher Education Building Authority (Robert Morris University); Series 2008 A, University RB	6.00%	10/15/38	1,000	1,071,170
Allegheny (County of) Hospital Development Authority (Ohio Valley General Hospital); Series 2005 A, RB	5.00%	04/01/25	1,600	1,540,704
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2009, RB	5.63%	08/15/39	1,250	1,438,775
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.10%	09/01/26	980	989,751
Allegheny (County of) Redevelopment Authority (Pittsburgh Mills); Series 2004, Tax Allocation RB	5.60%	07/01/23	1,220	1,247,743
Allegheny (County of) Residential Finance Authority; Series 2006 TT, Single Family Mortgage RB (CEP–GNMA)(b)	5.00%	05/01/35	850	862,333
Allegheny (County of); Series 2008 C 61, Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	12/01/33	500	557,545
Allegheny Valley Joint School District; Series 2004 A, Unlimited Tax GO Bonds(c)(d)	5.00%	11/01/14	1,500	1,510,710
Beaver (County of) Industrial Development Authority (FirstEnergy Generation Corp.); Series 2008 A, Ref. PCR	2.15%	03/01/17	700	702,555
Beaver (County of) Industrial Development Authority; Series 2008 A, Ref. PCR(c)	2.70%	04/02/18	230	233,349
Beaver (County of);
Series 2009, Unlimited Tax GO Notes(c)(d)	5.55%	11/15/17	65	75,285
Series 2009, Unlimited Tax GO Notes (INS–AGM)(a)	5.55%	11/15/31	1,325	1,484,000
Berks (County of) Industrial Development Authority (One Douglassville); Series 2007 A, Ref. RB(b)	6.13%	11/01/34	450	452,169
Berks (County of) Municipal Authority (Albright College); Series 2004, RB	5.50%	10/01/18	1,895	1,896,687
Berks (County of) Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/40	1,000	1,094,830
Bethlehem (City of);
Series 2014, Gtd. Ref. Water RB	5.00%	11/15/30	425	479,018
Series 2014, Gtd. Ref. Water RB	5.00%	11/15/31	425	476,740
Bethlehem Area School District; Series 2010, Unlimited Tax GO Bonds (INS–AGM)(a)	5.25%	01/15/26	1,000	1,124,750
Bucks (County of) Industrial Development Authority (Lutheran Community Telford Center); Series 2007, RB	5.75%	01/01/37	2,000	2,019,180
Central Bradford Progress Authority (Guthrie Healthcare System); Series 2011, RB	5.38%	12/01/41	1,100	1,244,254
Centre (County of) Hospital Authority (Mt. Nittany Medical Center);
Series 2009, RB(c)(d)	6.13%	11/15/14	1,000	1,012,680
Series 2011, RB	6.25%	11/15/41	500	572,190
Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center);
Series 2006, Ref. First Mortgage RB	5.25%	12/01/15	500	515,835
Series 2006, Ref. First Mortgage RB	5.75%	12/01/22	900	928,773
Chester (County of) Industrial Development Authority (University Student Housing, LLC at West Chester University of Pennsylvania); Series 2013, Student Housing RB	5.00%	08/01/45	250	263,475
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/40	870	916,501
Cumberland (County of) Municipal Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Dickinson College); Series 2009, RB	5.00%	11/01/39	750	811,807
Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries); Series 2007, RB	5.00%	01/01/36	1,000	1,020,490
Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	5.63%	07/01/28	1,000	1,053,420
Dauphin (County of) General Authority (Pinnacle Health System); Series 2009 A, Health System RB	6.00%	06/01/36	2,215	2,567,473
Dauphin (County of) General Authority (Riverfront Office); Series 1998, Office & Parking RB	6.00%	01/01/25	1,000	1,000,400
Delaware (County of) Authority (Cabrini College); Series 1999, College RB (INS–Radian)(a)	5.75%	07/01/23	220	220,363
Delaware (County of) Authority (Neumann College); Series 2008, College RB	6.25%	10/01/38	150	158,808

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Delaware (County of) Industrial Development Authority (Aqua Pennsylvania, Inc.); Series 2005 A, Water Facilities RB (INS–NATL)(a)(b)	5.00%	11/01/38	$1,500	$1,552,455
Delaware River Port Authority (Port District);
Series 2012, Ref. RB	5.00%	01/01/25	540	616,869
Series 2012, Ref. RB	5.00%	01/01/27	535	601,640
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/40	1,000	1,076,210
Delaware Valley Regional Financial Authority;
Series 2002, RB	5.75%	07/01/17	3,535	3,982,001
Series 2002, RB	5.75%	07/01/32	1,000	1,226,660
Doylestown (City of) Hospital Authority; Series 2013 A, RB (INS–AGM)(a)	5.00%	07/01/24	1,000	1,132,650
East Hempfield (Township of) Industrial Development Authority (Student Services Inc. Student Housing);
Series 2013, RB	5.00%	07/01/35	500	523,365
Series 2014, RB	5.00%	07/01/39	250	260,855
Erie (City of) Higher Education Building Authority (Mercyhurst College);
Series 2004 B, Ref. College RB	5.00%	03/15/23	1,000	1,001,540
Series 2008, College RB	5.50%	03/15/38	500	525,360
Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.38%	07/01/42	1,000	1,069,840
Geisinger Authority (Geisinger Health System Foundation);
Series 2002, VRD Health System RB(e)	0.01%	11/15/32	1,600	1,600,000
Series 2011 A1, Health System RB	5.13%	06/01/41	500	548,955
Series 2013 A, VRD Health System RB(e)	0.01%	10/01/43	900	900,000
Lancaster (County of) Hospital Authority (Brethren Village); Series 2008 A, RB	6.50%	07/01/40	350	365,495
Lehigh (County of) Authority; Series 2013 A, Water & Sewer RB	5.00%	12/01/38	930	1,015,969
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/42	825	828,358
Lehigh (County of) General Purpose Authority (Kidspeace Obligation Group);
Series 2014-A, RB	7.50%	02/01/44	690	632,312
Series 2014-B, Conv. CAB RB(f)	7.50%	02/01/44	172	25,449
Series 2014-C, RB	0.00%	02/01/44	516	5
Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2011, RB	5.00%	07/01/30	750	822,405
Lycoming (County of) Authority (Susquehanna Health System); Series 2009 A, Heath System RB	5.75%	07/01/39	1,250	1,334,525
Monroe (County of) Hospital Authority (Pocono Medical Center); Series 2007, RB	5.13%	01/01/37	1,500	1,542,990
Montgomery (County of) Higher Education & Health Authority (Abington Memorial Hospital Obligated Group); Series 2012, RB	5.00%	06/01/31	1,400	1,535,506
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Communities, Inc.);
Series 2009 A-1, RB	6.25%	11/15/29	1,000	1,139,090
Series 2012, Ref. RB	5.00%	11/15/28	900	970,308
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB	6.63%	12/01/30	1,500	1,715,775
Montgomery (County of) Industrial Development Authority (Whitemarsh Community); Series 2008, Mortgage RB	7.00%	02/01/36	500	537,655
Montgomery (County of) Industrial Development Authority (Whitemarsh Continuing Care); Series 2005, Mortgage RB	6.13%	02/01/28	1,100	1,110,087
Northampton (County of) General Purpose Authority (Lehigh University); Series 2009, Higher Education RB	5.50%	11/15/33	1,000	1,109,720
Northampton (County of) General Purpose Authority (St. Luke’s Hospital);
Series 2008 A, Hospital RB	5.50%	08/15/35	1,000	1,054,050
Series 2010 C, Hospital RB(c)	4.50%	08/15/16	1,000	1,057,810
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/32	535	549,980
Pennsylvania (Commonwealth of); First Series 2014, Unlimited Tax GO Bonds(g)	5.00%	06/15/34	3,000	3,463,110
Pennsylvania (State of) Economic Development Financing Agency (Forum Place); Series 2012, Governmental Lease RB	5.00%	03/01/34	500	543,110
Pennsylvania (State of) Economic Development Financing Authority (Amtrak); Series 2012 A, Ref. Exempt Facilities RB(b)	5.00%	11/01/41	1,200	1,289,376

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Pennsylvania (State of) Economic Development Financing Authority (Philadelphia Biosolids Facility); Series 2009, Sewage Sludge Disposal RB	6.25%	01/01/32	$1,000	$1,101,840
Pennsylvania (State of) Economic Development Financing Authority (Shippingport); Series 2006 A, Exempt Facilities RB(c)	2.55%	12/03/18	1,500	1,515,420
Pennsylvania (State of) Economic Development Financing Authority (Waste Management, Inc.); Series 2005 A, Solid Waste Disposal RB(b)	5.10%	10/01/27	1,300	1,350,791
Pennsylvania (State of) Higher Educational Facilities Authority (AICUP Financing Program-Del Valley College); Series 2012, RB	5.00%	11/01/42	535	555,148
Pennsylvania (State of) Higher Educational Facilities Authority (Edinboro University Foundation);
Series 2008, RB	5.88%	07/01/38	750	780,120
Series 2010, RB	6.00%	07/01/43	500	531,570
Pennsylvania (State of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/42	1,180	1,260,228
Pennsylvania (State of) Higher Educational Facilities Authority (Shippensburg University Student Services); Series 2012, RB	5.00%	10/01/35	1,300	1,344,122
Pennsylvania (State of) Higher Educational Facilities Authority (St. Joseph’s University); Series 2010 A, RB	5.00%	11/01/34	500	536,265
Pennsylvania (State of) Higher Educational Facilities Authority (Temple University); First Series 2012, RB	5.00%	04/01/42	570	625,142
Pennsylvania (State of) Higher Educational Facilities Authority (Trustees of the University of Pennsylvania); Series 2005 C, RB(g)	5.00%	07/15/38	4,700	4,855,617
Pennsylvania (State of) Turnpike Commission;
Series 2008 B-1, Sub. RB	5.50%	06/01/33	1,000	1,114,510
Series 2009 C, Sub. Conv. CAB RB (INS–AGM)(a)(f)	6.25%	06/01/33	2,000	2,311,740
Series 2009 E, Sub. Conv. CAB RB(f)	6.38%	12/01/38	1,435	1,515,030
Series 2010 A 1, Motor License Fund Special RB	5.00%	12/01/38	500	539,305
Series 2010 A-2, Motor License Fund Special Conv. CAB RB(f)	5.50%	12/01/34	1,000	1,041,900
Series 2010 B 2, Conv. CAB RB(f)	5.00%	12/01/30	625	644,862
Series 2010 B 2, Conv. CAB RB(f)	5.13%	12/01/35	500	511,650
Philadelphia (City of) Authority for Industrial Development (The Children’s Hospital of Philadelphia); Series 2014 A, Hospital RB(g)	5.00%	07/01/42	1,500	1,717,440
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Children’s Hospital of Philadelphia);
Series 2002 B, VRD RB(e)	0.04%	07/01/25	200	200,000
Series 2011, VRD RB(e)	0.04%	07/01/41	200	200,000
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Jefferson Health System); Series 2010 B, RB(c)(d)	5.00%	05/15/20	1,500	1,793,880
Philadelphia (City of) Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB	6.13%	03/15/43	585	606,417
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	6.25%	04/01/42	1,000	1,054,200
Philadelphia (City of) Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.00%	06/15/33	875	951,160
Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/37	1,235	1,254,291
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB	6.00%	08/01/35	700	768,698
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB	6.63%	12/15/41	750	817,102
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School); Series 2013, RB(h)	6.50%	06/15/33	945	965,998
Philadelphia (City of) Industrial Development Authority (Please Touch Museum); Series 2006, RB(i)	5.25%	09/01/31	1,250	384,250
Philadelphia (City of);
Ninth Series 2010, Gas Works RB	5.25%	08/01/40	1,000	1,141,420
Series 2005 A, Airport RB (INS–NATL)(a)(b)	5.00%	06/15/25	1,000	1,034,900
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.50%	08/01/24	1,000	1,137,940
Series 2010 C, Water & Wastewater RB (INS–AGM)(a)	5.00%	08/01/35	1,250	1,358,175
Series 2011, Unlimited Tax GO Bonds	6.00%	08/01/36	500	573,080
Philadelphia School District; Series 2008 E, Limited Tax GO Bonds (INS–BHAC)(a)	5.13%	09/01/23	1,500	1,718,370
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	02/01/31	1,000	1,092,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Pittsburgh (City of) Water & Sewer Authority; Series 2013 A, Ref. First Lien RB	5.00%	09/01/31	$500	$565,545
Radnor Township School District;
Series 2005 B, Unlimited Tax GO Bonds(c)(d)	5.00%	08/15/15	435	455,354
Series 2005 B, Unlimited Tax GO Bonds(c)(d)	5.00%	08/15/15	130	136,083
Series 2005 B, Unlimited Tax GO Bonds(c)(d)	5.00%	08/15/15	435	455,354
State Public School Building Authority (Harrisburg School District); Series 2009 A, RB (INS–AGC)(a)	5.00%	11/15/33	1,000	1,060,780
Susquehanna Area Regional Airport Authority; Series 2012 A, Airport System RB(b)	5.00%	01/01/27	1,185	1,286,637
Union (County of) Hospital Authority (Evangelical Community Hospital); Series 2011, Ref. & Improvement RB	7.00%	08/01/41	1,000	1,186,440
Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB	5.25%	11/01/30	500	548,005
Washington (County of) Redevelopment Authority (Victory Centre Tanger Outlet Development); Series 2006 A, Tax Allocation RB	5.45%	07/01/35	1,400	1,427,482
Westmoreland (County of) Industrial Development Authority (Redstone Presbyterian Senior Care Obligated Group);
Series 2005 A, Retirement Community RB(c)(d)	5.75%	01/01/16	2,500	2,677,175
Series 2005 A, Retirement Community RB(c)(d)	5.88%	01/01/16	900	965,286
Westmoreland (County of) Municipal Authority; Series 2013, RB	5.00%	08/15/31	750	837,412
Wilkes-Barre (City of) Finance Authority (University of Scranton); Series 2010, RB	5.00%	11/01/40	850	910,197
				127,924,583

Guam–3.64%
Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB	5.75%	12/01/34	1,250	1,384,825
Guam (Territory of) Power Authority;
Series 2010 A, RB	5.50%	10/01/40	410	459,352
Series 2012 A, Ref. RB	5.00%	10/01/34	520	568,885
Guam (Territory of) Waterworks Authority;
Series 2010, Water & Wastewater System RB	5.63%	07/01/40	1,000	1,090,060
Series 2014-A, Water and Wastewater System Ref. RB	5.00%	07/01/29	285	312,964
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/42	785	841,936
				4,658,022

Virgin Islands–1.10%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note–Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	750	859,485
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/29	500	547,535
				1,407,020
TOTAL INVESTMENTS(j)–104.73% (Cost $126,437,219)				133,989,625
FLOATING RATE NOTE OBLIGATIONS–(4.80)%
Notes with interest and fee rates ranging from 0.57% to 0.58% at 08/31/14 and maturities of collateral ranging from 06/15/34 to 07/01/42 (See Note 1J)(k)				(6,135,000)
OTHER ASSETS LESS LIABILITIES–0.07%				79,236
NET ASSETS–100.00%				$127,933,861

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Pennsylvania Tax Free Income Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
Conv.	– Convertible
GNMA	– Government National Mortgage Association
GO	– General Obligation
Gtd.	– Guaranteed
INS	– Insurer
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security subject to the alternative minimum tax.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2014.
(f)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(g)	Underlying security related to Dealer Trusts entered into by the Fund. See Note 1J.
(h)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2014 represented less than 1% of the Fund’s Net Assets.
(i)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at August 31, 2014 represented less than 1% of the Fund’s Net Assets.
(j)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	6.4%

(k)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2014. At August 31, 2014, the Fund’s investments with a value of $10,036,167 are held by Dealer Trusts and serve as collateral for the $6,135,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Pennsylvania Tax Free Income Fund

Statement of Assets and Liabilities

August 31, 2014

Assets:
Investments, at value (Cost $126,437,219)	$133,989,625
Cash	273,191
Receivable for:
Investments sold	1,878,995
Fund shares sold	106,280
Interest	1,490,088
Investment for trustee deferred compensation and retirement plans	32,800
Other assets	1,731
Total assets	137,772,710

Liabilities:
Floating rate note obligations	6,135,000
Payable for:
Investments purchased	3,303,025
Fund shares reacquired	128,297
Dividends	141,494
Accrued fees to affiliates	44,951
Accrued trustees’ and officers’ fees and benefits	3,357
Accrued other operating expenses	47,029
Trustee deferred compensation and retirement plans	35,696
Total liabilities	9,838,849
Net assets applicable to shares outstanding	$127,933,861

Net assets consist of:
Shares of beneficial interest	$129,532,510
Undistributed net investment income	454,309
Undistributed net realized gain (loss)	(9,605,364)
Net unrealized appreciation	7,552,406
$127,933,861

Net Assets:
Class A	$113,872,122
Class B	$1,544,011
Class C	$9,804,499
Class Y	$2,713,229

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	6,902,415
Class B	93,395
Class C	593,181
Class Y	164,311
Class A:
Net asset value per share	$16.50
Maximum offering price per share
(Net asset value of $16.50 ÷ 95.75%)	$17.23
Class B:
Net asset value and offering price per share	$16.53
Class C:
Net asset value and offering price per share	$16.53
Class Y:
Net asset value and offering price per share	$16.51

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Pennsylvania Tax Free Income Fund

Statement of Operations

For the year ended August 31, 2014

Investment income:
Interest	$6,452,373

Expenses:
Advisory fees	771,866
Administrative services fees	50,000
Custodian fees	4,726
Distribution fees:
Class A	285,565
Class B	3,952
Class C	98,449
Interest, facilities and maintenance fees	24,210
Transfer agent fees	93,182
Trustees’ and officers’ fees and benefits	27,538
Other	109,124
Total expenses	1,468,612
Less: Expense offset arrangement(s)	(163)
Net expenses	1,468,449
Net investment income	4,983,924

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(2,475,247)
Change in net unrealized appreciation of investment securities	11,214,093
Net realized and unrealized gain	8,738,846
Net increase in net assets resulting from operations	$13,722,770

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Pennsylvania Tax Free Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$4,983,924	$5,512,379
Net realized gain (loss)	(2,475,247)	(50,752)
Change in net unrealized appreciation (depreciation)	11,214,093	(14,712,745)
Net increase (decrease) in net assets resulting from operations	13,722,770	(9,251,118)

Distributions to shareholders from net investment income:
Class A	(4,337,929)	(5,070,822)
Class B	(59,962)	(82,884)
Class C	(310,949)	(363,194)
Class Y	(99,215)	(89,080)
Total distributions from net investment income	(4,808,055)	(5,605,980)

Share transactions–net:
Class A	(12,996,752)	(5,082,518)
Class B	(282,934)	(517,802)
Class C	(1,740,082)	1,080,821
Class Y	(14,839)	1,535,814
Net increase (decrease) in net assets resulting from share transactions	(15,034,607)	(2,983,685)
Net increase (decrease) in net assets	(6,119,892)	(17,840,783)

Net assets:
Beginning of year	134,053,753	151,894,536
End of year (includes undistributed net investment income of $454,309 and $275,396, respectively)	$127,933,861	$134,053,753

Notes to Financial Statements

August 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Pennsylvania Tax Free Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on

17                         Invesco Pennsylvania Tax Free Income Fund

transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum

18                         Invesco Pennsylvania Tax Free Income Fund

exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.

Recently published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds.” These rules may preclude banking entities from sponsoring and/or providing services for existing TOB trust programs. There can be no assurances that TOB trusts can be restructured substantially similar to their present form, that new sponsors of TOB trusts would begin providing these services, or that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective. The ultimate impact of these rules on the TOBs market and the municipal market generally is not yet certain.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.60%
Over $500 million	0.50%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A,

19                         Invesco Pennsylvania Tax Free Income Fund

Class B, Class C and Class Y shares to 1.50%, 2.25%, 2.25% and 1.25% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2014, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2014, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2014, IDI advised the Fund that IDI retained $6,387 in front-end sales commissions from the sale of Class A shares and $0, $1,059 and $28 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2014, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $163.

20                         Invesco Pennsylvania Tax Free Income Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2014 were $3,827,308 and 0.63%, respectively.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2014 and 2013:

	2014	2013
Ordinary income — tax-exempt	$4,808,055	$5,605,980

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$214,927
Net unrealized appreciation — investments	7,748,423
Temporary book/tax differences	(30,498)
Post-October deferrals	(1,920,462)
Capital loss carryforward	(7,611,039)
Shares of beneficial interest	129,532,510
Total net assets	$127,933,861

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TOBs and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2017	$5,564,499	$—	$5,564,499
August 31, 2018	1,085,533	—	1,085,533
Not subject to expiration	424,414	536,593	961,007
	$7,074,446	$536,593	$7,611,039

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

21                         Invesco Pennsylvania Tax Free Income Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2014 was $12,383,919 and $23,020,111, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$10,087,809
Aggregate unrealized (depreciation) of investment securities	(2,339,386)
Net unrealized appreciation of investment securities	$7,748,423

Cost of investments for tax purposes is $126,241,202.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of book to tax accretion and amortization differences and net operating losses, on August 31, 2014, undistributed net investment income was increased by $3,044, undistributed net realized gain (loss) was increased by $29,812 and shares of beneficial interest was decreased by $32,856. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended August 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	269,977	$4,297,667	450,184	$7,639,044
Class B	715	11,620	5,503	93,969
Class C	36,704	581,058	184,917	3,140,149
Class Y	44,355	709,714	101,607	1,723,234

Issued as reinvestment of dividends:
Class A	168,578	2,690,022	180,058	3,021,259
Class B	1,644	26,235	2,552	43,042
Class C	12,381	197,653	14,232	238,987
Class Y	3,026	48,313	2,657	44,358

Automatic conversion of Class B shares to Class A shares:
Class A	14,675	232,134	22,964	390,112
Class B	(14,640)	(232,134)	(22,918)	(390,112)

Reacquired:
Class A	(1,280,624)	(20,216,575)	(964,811)	(16,132,933)
Class B	(5,707)	(88,655)	(15,957)	(264,701)
Class C	(159,172)	(2,518,793)	(141,067)	(2,298,315)
Class Y	(49,444)	(772,866)	(13,921)	(231,778)
Net increase (decrease) in share activity	(957,532)	$(15,034,607)	(194,000)	$(2,983,685)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22                         Invesco Pennsylvania Tax Free Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Supplemental Ratio: Ratio of expenses to average net assets (excluding interest, facilities and maintenance fees(b)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/14	$15.39	$0.62	$1.09	$1.71	$(0.60)	$16.50	11.33	%(d)	$113,872	1.09	%(e)	1.07	%(e)	3.93	%(e)	10%
Year ended 08/31/13	17.05	0.63	(1.65)	(1.02)	(0.64)	15.39	(6.24	)(d)	118,936	1.03		1.01		3.72		17
Year ended 08/31/12	15.85	0.68	1.19	1.87	(0.67)	17.05	12.04	(d)	137,146	1.03		1.01		4.13		11
Year ended 08/31/11	16.29	0.70	(0.47)	0.23	(0.67)	15.85	1.58	(d)	130,344	1.02		1.00		4.47		13
Period ended 08/31/10	15.93	0.66	0.38	1.04	(0.68)	16.29	6.74	(d)	141,406	1.14	(f)	1.10	(f)	4.54	(f)	15
Year ended 09/30/09	14.76	0.73	1.18	1.91	(0.74)	15.93	13.60	(g)	141,191	1.21		1.13		5.05		17
Class B
Year ended 08/31/14	15.42	0.63	1.08	1.71	(0.60)	16.53	11.32	(d)(h)	1,544	1.09	(e)(h)	1.07	(e)(h)	3.93	(e)(h)	10
Year ended 08/31/13	17.09	0.63	(1.66)	(1.03)	(0.64)	15.42	(6.28	)(d)(h)	1,717	1.03	(h)	1.01	(h)	3.72	(h)	17
Year ended 08/31/12	15.86	0.71	1.19	1.90	(0.67)	17.09	12.22	(d)	2,430	0.86		0.84		4.30		11
Year ended 08/31/11	16.23	0.70	(0.45)	0.25	(0.62)	15.86	1.68	(d)(h)	3,062	1.02	(h)	1.00	(h)	4.47	(h)	13
Period ended 08/31/10	15.89	0.59	0.38	0.97	(0.63)	16.23	6.27	(d)(h)	4,682	1.64	(f)(h)	1.60	(f)(h)	4.05	(f)(h)	15
Year ended 09/30/09	14.72	0.68	1.18	1.86	(0.69)	15.89	13.21	(i)(j)	5,364	1.57	(j)	1.49	(j)	4.70	(j)	17
Class C
Year ended 08/31/14	15.41	0.51	1.09	1.60	(0.48)	16.53	10.56	(d)(k)	9,804	1.81	(e)(k)	1.79	(e)(k)	3.21	(e)(k)	10
Year ended 08/31/13	17.08	0.50	(1.66)	(1.16)	(0.51)	15.41	(7.00	)(d)	10,838	1.78		1.76		2.97		17
Year ended 08/31/12	15.88	0.56	1.19	1.75	(0.55)	17.08	11.19	(d)	11,020	1.78		1.76		3.38		11
Year ended 08/31/11	16.31	0.58	(0.45)	0.13	(0.56)	15.88	0.89	(d)	9,670	1.77		1.75		3.72		13
Period ended 08/31/10	15.95	0.55	0.38	0.93	(0.57)	16.31	6.01	(d)	11,083	1.89	(f)	1.85	(f)	3.79	(f)	15
Year ended 09/30/09	14.78	0.62	1.18	1.80	(0.63)	15.95	12.74	(l)	6,776	1.96		1.89		4.28		17
Class Y
Year ended 08/31/14	15.40	0.66	1.09	1.75	(0.64)	16.51	11.60	(d)	2,713	0.84	(e)	0.82	(e)	4.18	(e)	10
Year ended 08/31/13	17.06	0.67	(1.65)	(0.98)	(0.68)	15.40	(6.00	)(d)	2,562	0.78		0.76		3.97		17
Year ended 08/31/12	15.86	0.73	1.18	1.91	(0.71)	17.06	12.31	(d)	1,298	0.78		0.76		4.38		11
Year ended 08/31/11	16.30	0.74	(0.47)	0.27	(0.71)	15.86	1.84	(d)	179	0.77		0.75		4.72		13
Period ended 08/31/10(m)	15.94	0.19	0.36	0.55	(0.19)	16.30	3.49	(d)	167	0.85	(f)	0.81	(f)	4.75	(f)	15

(a)	Calculated using average shares outstanding.
(b)	For the year ended September 30, 2009, ratio does not exclude facilities and maintenance fees.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $114,409, $1,581, $10,196 and $2,459 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25% and 0.74% for the years ended August 31, 2014, August 31, 2013 and August 31, 2011 and the period ended August 31, 2010, respectively.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(k)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97% for the year ended August 31, 2014.
(l)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(m)	Commencement date of June 1, 2010.

23                         Invesco Pennsylvania Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Pennsylvania Tax Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Pennsylvania Tax Free Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust, hereafter referred to as the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the eleven month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended September 30, 2009 were audited by another independent registered public accounting firm whose report dated November 20, 2009 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

October 27, 2014

Houston, Texas

24                         Invesco Pennsylvania Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,055.80	$5.75	$1,019.61	$5.65	1.11%
B	1,000.00	1,055.00	5.75	1,019.61	5.65	1.11
C	1,000.00	1,051.80	9.26	1,016.18	9.10	1.79
Y	1,000.00	1,056.40	4.46	1,020.87	4.38	0.86

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2014 through August 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25                         Invesco Pennsylvania Tax Free Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Pennsylvania Tax Free Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Pennsylvania Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the third quintile for the three year period, and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and above the Index for the five year period. The Trustees also reviewed

26                         Invesco Pennsylvania Tax Free Income Fund

more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. he Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

27                         Invesco Pennsylvania Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			141	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			141	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	141	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	141	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	141	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	141	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			141	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			141	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	141	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	141	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	141	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Pennsylvania Tax Free Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	VK-PTFI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders August 31, 2014

Invesco S&P 500 Index Fund

Nasdaq:
A: SPIAX ■ B: SPIBX ■ C: SPICX ■ Y: SPIDX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
17	Financial Statements
19	Notes to Financial Statements
26	Financial Highlights
27	Auditor's Report
28	Fund Expenses
29	Approval of Investment Advisory and Sub-Advisory Contracts
31	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies remained relatively stagnant. During the reporting period, high unemployment persisted, worries about potential deflation grew, and uncertainty about Russian-Ukrainian tensions weighed on European markets.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by clicking the “Intentional Investing Forum” link on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco S&P 500 Index Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco S&P 500 Index Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2014, Invesco S&P 500 Index Fund sought to provide investment results that, before expenses, corresponded to the total return of the S&P 500 Index. The consumer discretionary, consumer staples, energy, financials, health care, industrials and information technology (IT) sectors contributed the most to the Fund’s overall positive performance for the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/13 to 8/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	24.54%
Class B Shares	23.60
Class C Shares	23.59
Class Y Shares	24.83
S&P 500 Index▼ (Broad Market/Style-Specific Index)	25.25
Lipper S&P 500 Objective Funds Index¢ (Peer Group Index)	24.89

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

The Fund normally invests at least 80% of its net assets in common stocks of companies included in the S&P 500 Index. The Fund’s assets are managed by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, if the common stock of a specific company represents 5% of the S&P 500 Index, the Fund typically invests 5% of its assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the US.

The Fund may invest in foreign companies, including those in emerging market countries, which are included in the S&P 500 Index. Buy and sell decisions for the Fund are a function of changes in the S&P 500 Index rather than independent decisions made by the investment team.

Market conditions and your Fund

US equity market indexes generally rose during the fiscal year ended August 31, 2014. Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively positive. However, the fiscal year began amid uncertainty created by a two-week federal government shutdown. Despite this and the announcement by the US Federal Reserve (the Fed) in December that it would begin reducing the scope of its asset purchase program in early 2014, US equities rallied through the end of 2013. The market turned volatile in the first months of 2014 as investors began to worry that stocks may have risen too far, too fast. While political upheaval in Ukraine and signs of economic sluggishness in the US and China contributed to investor uncertainty, economic data remained strong enough that the Fed continued to reduce its asset purchase program on schedule. The continued “good but not great” economic environment and historically low interest rates generally led stocks higher throughout the end of the fiscal year.

    The Fund stayed true to its process by maintaining the same exposure to all constituents of the S&P 500 Index as the index itself. On an absolute basis, all sectors in the Fund posted positive returns for the fiscal year. Sectors that contributed the most to overall Fund performance were the consumer discretionary, consumer staples, energy, financials, health care, industrials and information technology (IT) sectors. The telecommunication services, materials and utilities sectors, while generating positive performance overall, contributed the least to Fund performance.

    During the reporting period, IT holdings were some of the largest contributors to the Fund’s performance. These holdings included Apple, Microsoft and Google. Apple announced upbeat earnings during the fiscal year and expanded its share repurchase program. The company expects to utilize a total of over $130 billion of cash under the expanded program by the end of the 2015 calendar year. Apple also announced a dividend increase and stock split during the fiscal year, resulting in generally high investor confidence in the company.

    Many Fund holdings in the energy sector were also strong performers during the fiscal year. A top contributor in this sector was Exxon Mobil. During the fiscal year, Exxon Mobil and NK Rosneft (not a Fund holding) signed documents establishing a joint venture to implement a pilot project for tight oil reserves development in Western Siberia as part of an agreement on strategic cooperation.

Portfolio Composition

By sector

Information Technology	19.1%
Financials	15.6
Health Care	13.5
Consumer Discretionary	12.0
Energy	10.2
Industrials	10.1
Consumer Staples	9.3
Materials	3.4
Utilities	3.0
Telecommunication Services	2.5
Money Market Funds
Plus Other Assets Less Liabilities	1.3

Top 10 Equity Holdings

1.	Apple Inc.	3.4%
2.	Exxon Mobil Corp.	2.4
3.	Microsoft Corp.	1.9
4.	Johnson & Johnson	1.6
5.	General Electric Co.	1.4
6.	Berkshire Hathaway Inc.-Class B	1.4
7.	Wells Fargo & Co.	1.4
8.	Chevron Corp.	1.4
9.	JPMorgan Chase & Co.	1.3
10.	Procter & Gamble Co. (The)	1.3

Total Net Assets	$715.2 million

Total Number of Holdings*	502

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco S&P 500 Index Fund

The plan is to conduct the pilot work program within the 2014–2015 timeframe.

Several Fund holdings in the consumer staples sector struggled during the reporting period, including Whole Foods Market. The company delivered disappointing earnings during the fiscal year, which caused a drop in its share price. Also lagging in performance was retailer Coach.

During the reporting period, the Fund invested in S&P 500 futures contracts, a derivative instrument, to gain exposure to the equity market. These futures contracts were a slight contributor to the Fund’s performance.

We welcome new investors who joined the Fund during the fiscal year and thank all of our shareholders for your investment in Invesco S&P 500 Index Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined

Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined

Invesco in 1995. Mr. Murphy earned a BA in business administration from the University of Massachu-setts Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined

Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined

Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio Manager, is manager of Invesco S&P 500 Index Fund. She joined Invesco in 1988. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

5                         Invesco S&P 500 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/04

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Lipper S&P 500 Objective Funds Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco S&P 500 Index Fund

Average Annual Total Returns

As of 8/31/14, including maximum applicable sales charges

Class A Shares
Inception (9/26/97)	5.51%
10 Years	7.22
5 Years	14.94
1 Year	17.68

Class B Shares
Inception (9/26/97)	5.48%
10 Years	7.19
5 Years	15.17
1 Year	18.60

Class C Shares
Inception (9/26/97)	5.07%
10 Years	7.05
5 Years	15.40
1 Year	22.59

Class Y Shares
Inception (9/26/97)	6.12%
10 Years	8.10
5 Years	16.55
1 Year	24.83

Average Annual Total Returns

As of 6/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (9/26/97)	5.41%
10 Years	6.64
5 Years	16.87
1 Year	17.05

Class B Shares
Inception (9/26/97)	5.38%
10 Years	6.59
5 Years	17.11
1 Year	17.95

Class C Shares
Inception (9/26/97)	4.98%
10 Years	6.46
5 Years	17.33
1 Year	21.92

Class Y Shares
Inception (9/26/97)	6.03%
10 Years	7.51
5 Years	18.50
1 Year	24.24

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley S&P 500 Index Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco S&P 500 Index Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.62%,

1.37%, 1.36% and 0.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                         Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of August 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Equity risk. Equity risk is the risk that the value of securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests, either directly or through derivative instruments. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities held by the Fund; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities held by the Fund. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Indexing risk. The Fund is operated as a passively managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. The Fund’s ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales, and also depends to some extent on the size of the Fund’s portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the Index are valued.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

continued on page 6

8                         Invesco S&P 500 Index Fund

Schedule of Investments(a)

August 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–98.70%
Advertising–0.15%
Interpublic Group of Cos., Inc. (The)	16,841	$328,905
Omnicom Group Inc.	10,294	741,271
		1,070,176

Aerospace & Defense–2.55%
Boeing Co. (The)	26,605	3,373,514
General Dynamics Corp.	12,936	1,594,362
Honeywell International Inc.	31,059	2,957,749
L-3 Communications Holdings, Inc.	3,394	373,170
Lockheed Martin Corp.	10,571	1,839,354
Northrop Grumman Corp.	8,448	1,074,754
Precision Castparts Corp.	5,733	1,399,196
Raytheon Co.	12,417	1,196,254
Rockwell Collins, Inc.	5,354	412,151
Textron Inc.	11,051	419,938
United Technologies Corp.	33,446	3,611,499
		18,251,941

Agricultural & Farm Machinery–0.17%
Deere & Co.	14,426	1,213,082

Agricultural Products–0.18%
Archer-Daniels-Midland Co.	25,994	1,296,061

Air Freight & Logistics–0.71%
C.H. Robinson Worldwide, Inc.	5,924	404,373
Expeditors International of Washington, Inc.	7,827	323,255
FedEx Corp.	11,015	1,628,898
United Parcel Service, Inc.–Class B	27,952	2,720,568
		5,077,094

Airlines–0.31%
Delta Air Lines, Inc.	33,636	1,331,313
Southwest Airlines Co.	27,436	878,226
		2,209,539

Aluminum–0.11%
Alcoa Inc.	46,489	772,182

Apparel Retail–0.50%
Gap, Inc. (The)	10,311	475,852
L Brands, Inc.	9,724	620,877
Ross Stores, Inc.	8,423	635,263
TJX Cos., Inc. (The)	27,772	1,655,489
Urban Outfitters, Inc.(b)	4,020	159,956
		3,547,437

Apparel, Accessories & Luxury Goods–0.45%
Coach, Inc.	10,830	398,869
Fossil Group, Inc.(b)	1,929	195,388
Michael Kors Holdings Ltd.(b)	7,119	570,374
PVH Corp.	3,303	385,592

	Shares	Value
Apparel, Accessories & Luxury Goods–(continued)
Ralph Lauren Corp.	2,298	$388,822
Under Armour, Inc.–Class A(b)	6,422	439,008
VF Corp.	13,651	875,302
		3,253,355

Application Software–0.63%
Adobe Systems Inc.(b)	18,339	1,318,574
Autodesk, Inc.(b)	9,069	486,461
Citrix Systems, Inc.(b)	6,469	454,512
Intuit Inc.	11,285	938,687
salesforce.com, inc.(b)	22,401	1,323,675
		4,521,909

Asset Management & Custody Banks–1.30%
Affiliated Managers Group, Inc.(b)	2,193	463,052
Ameriprise Financial, Inc.	7,516	945,212
Bank of New York Mellon Corp. (The)	45,224	1,771,876
BlackRock, Inc.	4,959	1,639,098
Franklin Resources, Inc.	15,940	900,929
Invesco Ltd.(c)	17,201	702,489
Legg Mason, Inc.	4,075	200,979
Northern Trust Corp.	8,793	609,795
State Street Corp.	17,041	1,227,463
T. Rowe Price Group Inc.	10,446	846,074
		9,306,967

Auto Parts & Equipment–0.37%
BorgWarner, Inc.	9,099	565,867
Delphi Automotive PLC (United Kingdom)	11,008	765,936
Johnson Controls, Inc.	26,338	1,285,558
		2,617,361

Automobile Manufacturers–0.64%
Ford Motor Co.	156,815	2,730,149
General Motors Co.	52,151	1,814,855
		4,545,004

Automotive Retail–0.27%
AutoNation, Inc.(b)	2,498	135,516
AutoZone, Inc.(b)	1,308	704,803
CarMax, Inc.(b)	8,707	456,247
O’Reilly Automotive, Inc.(b)	4,224	658,860
		1,955,426

Biotechnology–2.84%
Alexion Pharmaceuticals, Inc.(b)	7,860	1,330,619
Amgen Inc.	30,020	4,184,188
Biogen Idec Inc.(b)	9,406	3,226,634
Celgene Corp.(b)	31,758	3,017,645
Gilead Sciences, Inc.(b)	60,900	6,551,622
Regeneron Pharmaceuticals, Inc.(b)	3,159	1,107,293
Vertex Pharmaceuticals Inc.(b)	9,408	880,307
		20,298,308

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco S&P 500 Index Fund

	Shares	Value
Brewers–0.07%
Molson Coors Brewing Co.–Class B	6,334	$468,399

Broadcasting–0.31%
CBS Corp.–Class B	19,326	1,145,838
Discovery Communications, Inc.– Class A(b)	8,647	378,047
Discovery Communications, Inc.– Class C(b)	8,647	371,562
Scripps Networks Interactive Inc.–Class A	4,218	336,217
		2,231,664

Building Products–0.07%
Allegion PLC	3,594	184,840
Masco Corp.	14,171	332,593
		517,433

Cable & Satellite–1.26%
Cablevision Systems Corp.–Class A	8,584	158,890
Comcast Corp.–Class A	103,101	5,642,718
DIRECTV(b)	18,581	1,606,327
Time Warner Cable Inc.	11,053	1,635,070
		9,043,005

Casinos & Gaming–0.09%
Wynn Resorts Ltd.	3,219	620,881

Coal & Consumable Fuels–0.08%
CONSOL Energy Inc.	9,118	367,273
Peabody Energy Corp.	10,711	170,091
		537,364

Commodity Chemicals–0.26%
LyondellBasell Industries N.V.–Class A	16,519	1,888,948

Communications Equipment–1.65%
Cisco Systems, Inc.	203,153	5,076,793
F5 Networks, Inc.(b)	3,037	377,165
Harris Corp.	4,220	301,266
Juniper Networks, Inc.	18,788	435,694
Motorola Solutions, Inc.	9,016	535,550
QUALCOMM, Inc.	66,936	5,093,830
		11,820,298

Computer & Electronics Retail–0.08%
Best Buy Co., Inc.	10,927	348,462
GameStop Corp.–Class A	4,551	192,052
		540,514

Construction & Engineering–0.15%
Fluor Corp.	6,295	465,137
Jacobs Engineering Group, Inc.(b)	5,200	280,332
Quanta Services, Inc.(b)	8,596	312,379
		1,057,848

Construction Machinery & Heavy Trucks–0.67%
Caterpillar Inc.	24,755	2,700,028
Cummins Inc.	6,781	983,991
Joy Global Inc.	3,996	252,347

	Shares	Value
Construction Machinery & Heavy Trucks–(continued)
PACCAR Inc.	14,088	$884,867
		4,821,233

Construction Materials–0.09%
Martin Marietta Materials, Inc.	2,407	315,221
Vulcan Materials Co.	5,178	328,181
		643,402

Consumer Electronics–0.08%
Garmin Ltd.	4,872	264,696
Harman International Industries, Inc.	2,748	316,240
		580,936

Consumer Finance–0.92%
American Express Co.	36,080	3,230,964
Capital One Financial Corp.	22,716	1,864,075
Discover Financial Services	18,490	1,153,221
Navient Corp.	16,764	300,746
		6,549,006

Data Processing & Outsourced Services–1.78%
Alliance Data Systems Corp.(b)	2,172	574,798
Automatic Data Processing, Inc.	19,123	1,596,388
Computer Sciences Corp.	5,723	342,178
Fidelity National Information Services, Inc.	11,373	645,418
Fiserv, Inc.(b)	9,882	637,093
MasterCard, Inc.–Class A	39,848	3,020,877
Paychex, Inc.	12,797	532,995
Total System Services, Inc.	6,626	208,454
Visa Inc.–Class A	19,935	4,236,586
Western Union Co. (The)	21,371	373,351
Xerox Corp.	43,321	598,263
		12,766,401

Department Stores–0.24%
Kohl’s Corp.	7,727	454,271
Macy’s, Inc.	14,293	890,311
Nordstrom, Inc.	5,525	382,606
		1,727,188

Distillers & Vintners–0.17%
Brown-Forman Corp.–Class B	6,464	598,954
Constellation Brands, Inc.–Class A(b)	6,700	583,503
		1,182,457

Distributors–0.07%
Genuine Parts Co.	6,068	532,406

Diversified Banks–4.90%
Bank of America Corp.	417,024	6,709,916
Citigroup Inc.	120,470	6,222,276
Comerica Inc.	7,229	363,908
JPMorgan Chase & Co.	150,092	8,922,969
U.S. Bancorp	71,961	3,042,511
Wells Fargo & Co.	190,079	9,777,664
		35,039,244

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco S&P 500 Index Fund

	Shares	Value
Diversified Chemicals–0.81%
Dow Chemical Co. (The)	47,749	$2,556,959
E. I. du Pont de Nemours and Co.	36,419	2,407,660
Eastman Chemical Co.	5,944	490,202
FMC Corp.	5,296	350,277
		5,805,098

Diversified Metals & Mining–0.21%
Freeport-McMoRan Inc.	41,192	1,498,153

Diversified REIT’s–0.10%
Vornado Realty Trust	6,926	733,256

Diversified Support Services–0.07%
Cintas Corp.	4,002	264,692
Iron Mountain Inc.	6,772	243,657
		508,349

Drug Retail–0.81%
CVS Caremark Corp.	46,368	3,683,938
Walgreen Co.	34,818	2,107,185
		5,791,123

Education Services–0.02%
Graham Holdings Co.–Class B	174	125,071

Electric Utilities–1.68%
American Electric Power Co., Inc.	19,358	1,039,525
Duke Energy Corp.	28,047	2,075,198
Edison International	12,963	766,632
Entergy Corp.	7,149	553,404
Exelon Corp.	34,054	1,138,085
FirstEnergy Corp.	16,652	570,164
NextEra Energy, Inc.	17,295	1,702,693
Northeast Utilities	12,541	575,506
Pepco Holdings, Inc.	9,990	275,324
Pinnacle West Capital Corp.	4,382	249,555
PPL Corp.	25,053	867,585
Southern Co. (The)	35,327	1,568,519
Xcel Energy, Inc.	19,906	637,987
		12,020,177

Electrical Components & Equipment–0.60%
AMETEK, Inc.	9,731	515,159
Eaton Corp. PLC	18,903	1,319,619
Emerson Electric Co.	27,855	1,783,277
Rockwell Automation, Inc.	5,525	644,270
		4,262,325

Electronic Components–0.24%
Amphenol Corp.–Class A	6,193	637,941
Corning Inc.	51,890	1,082,425
		1,720,366

Electronic Equipment & Instruments–0.03%
FLIR Systems, Inc.	5,659	191,218

	Shares	Value
Electronic Manufacturing Services–0.16%
Jabil Circuit, Inc.	7,287	$157,254
TE Connectivity Ltd. (Switzerland)	16,196	1,015,165
		1,172,419

Environmental & Facilities Services–0.23%
Republic Services, Inc.	10,575	415,915
Stericycle, Inc.(b)	3,407	404,922
Waste Management, Inc.	17,167	806,334
		1,627,171

Fertilizers & Agricultural Chemicals–0.50%
CF Industries Holdings, Inc.	2,055	529,512
Monsanto Co.	20,823	2,408,180
Mosaic Co. (The)	12,827	612,617
		3,550,309

Food Distributors–0.12%
Sysco Corp.	23,196	877,505

Food Retail–0.27%
Kroger Co. (The)	20,206	1,030,102
Safeway Inc.	9,090	316,150
Whole Foods Market, Inc.	14,576	570,505
		1,916,757

Footwear–0.32%
NIKE, Inc.–Class B	29,251	2,297,666

Gas Utilities–0.04%
AGL Resources Inc.	4,712	251,197

General Merchandise Stores–0.42%
Dollar General Corp.(b)	12,027	769,608
Dollar Tree, Inc.(b)	8,170	438,116
Family Dollar Stores, Inc.	3,772	301,119
Target Corp.	25,122	1,509,078
		3,017,921

Gold–0.07%
Newmont Mining Corp.	19,769	535,542

Health Care Distributors–0.50%
AmerisourceBergen Corp.	9,003	696,742
Cardinal Health, Inc.	13,537	997,677
McKesson Corp.	9,144	1,783,354
Patterson Cos. Inc.	3,263	131,401
		3,609,174

Health Care Equipment–2.02%
Abbott Laboratories	59,562	2,515,899
Baxter International Inc.	21,546	1,615,519
Becton, Dickinson and Co.	7,620	892,835
Boston Scientific Corp.(b)	52,453	665,104
C.R. Bard, Inc.	2,994	444,429
CareFusion Corp.(b)	8,199	376,416
Covidien PLC	17,896	1,553,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco S&P 500 Index Fund

	Shares	Value
Health Care Equipment–(continued)
Edwards Lifesciences Corp.(b)	4,147	$411,631
Intuitive Surgical, Inc.(b)	1,526	717,235
Medtronic, Inc.	39,617	2,529,546
St. Jude Medical, Inc.	11,304	741,429
Stryker Corp.	11,736	977,726
Varian Medical Systems, Inc.(b)	4,077	346,627
Zimmer Holdings, Inc.	6,654	660,809
		14,449,115

Health Care Facilities–0.03%
Tenet Healthcare Corp.(b)	3,843	235,115

Health Care REIT’s–0.33%
HCP, Inc.	18,170	787,306
Health Care REIT, Inc.	12,113	818,597
Ventas, Inc.	11,718	770,810
		2,376,713

Health Care Services–0.49%
DaVita HealthCare Partners Inc.(b)	7,030	525,001
Express Scripts Holding Co.(b)	30,640	2,265,215
Laboratory Corp. of America Holdings(b)	3,373	361,687
Quest Diagnostics Inc.	5,778	365,227
		3,517,130

Health Care Supplies–0.04%
DENTSPLY International Inc.	5,598	267,053

Health Care Technology–0.09%
Cerner Corp.(b)	11,757	677,909

Home Entertainment Software–0.07%
Electronic Arts Inc.(b)	12,473	471,978

Home Furnishings–0.08%
Leggett & Platt, Inc.	5,542	194,469
Mohawk Industries, Inc.(b)	2,424	353,952
		548,421

Home Improvement Retail–1.00%
Home Depot, Inc. (The)	54,255	5,072,842
Lowe’s Cos., Inc.	39,550	2,076,771
		7,149,613

Homebuilding–0.11%
D.R. Horton, Inc.	11,350	246,068
Lennar Corp.–Class A	7,015	274,848
PulteGroup Inc.	13,548	260,392
		781,308

Homefurnishing Retail–0.07%
Bed Bath & Beyond Inc.(b)	8,090	519,863

Hotel and Resort REIT’s–0.10%
Host Hotels & Resorts Inc.	30,017	684,988

	Shares	Value
Hotels, Resorts & Cruise Lines–0.32%
Carnival Corp.	17,403	$659,226
Marriott International Inc.–Class A	8,724	605,446
Starwood Hotels & Resorts Worldwide, Inc.	7,611	643,434
Wyndham Worldwide Corp.	5,058	409,394
		2,317,500

Household Appliances–0.07%
Whirlpool Corp.	3,107	475,433

Household Products–1.85%
Clorox Co. (The)	5,123	453,898
Colgate-Palmolive Co.	34,468	2,231,114
Kimberly-Clark Corp.	14,979	1,617,732
Procter & Gamble Co. (The)	107,311	8,918,617
		13,221,361

Housewares & Specialties–0.05%
Newell Rubbermaid Inc.	11,011	369,089

Human Resource & Employment Services–0.04%
Robert Half International, Inc.	5,483	275,301

Hypermarkets & Super Centers–0.97%
Costco Wholesale Corp.	17,361	2,102,070
Wal-Mart Stores, Inc.	63,880	4,822,940
		6,925,010

Independent Power Producers & Energy Traders–0.11%
AES Corp. (The)	26,175	397,336
NRG Energy, Inc.	13,373	411,621
		808,957

Industrial Conglomerates–2.28%
3M Co.	24,649	3,549,456
Danaher Corp.	23,857	1,827,685
General Electric Co.(d)	397,676	10,331,622
Roper Industries, Inc.	3,936	592,604
		16,301,367

Industrial Gases–0.41%
Air Products and Chemicals, Inc.	8,453	1,126,024
Airgas, Inc.	2,653	292,838
Praxair, Inc.	11,606	1,526,770
		2,945,632

Industrial Machinery–0.79%
Dover Corp.	6,575	577,745
Flowserve Corp.	5,472	415,270
Illinois Tool Works Inc.	15,052	1,327,737
Ingersoll-Rand PLC	9,953	599,171
Pall Corp.	4,378	369,372
Parker Hannifin Corp.	5,883	679,486
Pentair PLC (United Kingdom)	7,721	525,568
Snap-on Inc.	2,325	290,509
Stanley Black & Decker Inc.	6,169	564,464
Xylem, Inc.	7,270	270,880
		5,620,202

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco S&P 500 Index Fund

	Shares	Value
Industrial REIT’s–0.11%
Prologis, Inc.	19,825	$811,635

Insurance Brokers–0.30%
Aon PLC	11,757	1,024,740
Marsh & McLennan Cos., Inc.	21,795	1,157,315
		2,182,055

Integrated Oil & Gas–4.33%
Chevron Corp.	75,493	9,772,569
Exxon Mobil Corp.	170,303	16,938,336
Hess Corp.	10,466	1,058,113
Occidental Petroleum Corp.	31,154	3,231,604
		31,000,622

Integrated Telecommunication Services–2.36%
AT&T Inc.	205,822	7,195,537
CenturyLink Inc.	22,713	931,006
Frontier Communications Corp.	39,747	270,279
Verizon Communications Inc.	164,227	8,181,789
Windstream Holdings Inc.	23,899	270,059
		16,848,670

Internet Retail–1.33%
Amazon.com, Inc.(b)	14,781	5,011,350
Expedia, Inc.	4,091	351,417
Netflix Inc.(b)	2,380	1,136,783
Priceline Group Inc. (The)(b)	2,078	2,585,676
TripAdvisor Inc.(b)	4,387	434,708
		9,519,934

Internet Software & Services–3.18%
Akamai Technologies, Inc.(b)	7,098	428,861
eBay Inc.(b)	45,233	2,510,432
Facebook Inc.–Class A(b)	68,188	5,101,826
Google Inc.–Class A(b)	11,233	6,541,650
Google Inc.–Class C(b)	11,233	6,420,783
VeriSign, Inc.(b)	4,913	280,409
Yahoo! Inc.(b)	37,164	1,431,186
		22,715,147

Investment Banking & Brokerage–0.90%
Charles Schwab Corp. (The)	46,439	1,323,976
E*TRADE Financial Corp.(b)	11,481	255,567
Goldman Sachs Group, Inc. (The)	16,492	2,953,882
Morgan Stanley	55,505	1,904,377
		6,437,802

IT Consulting & Other Services–1.49%
Accenture PLC–Class A	25,150	2,038,659
Cognizant Technology Solutions Corp.–Class A(b)	24,129	1,103,419
International Business Machines Corp.	37,731	7,255,671
Teradata Corp.(b)	6,252	285,529
		10,683,278

	Shares	Value
Leisure Products–0.10%
Hasbro, Inc.	4,629	$243,740
Mattel, Inc.	13,437	463,442
		707,182

Life & Health Insurance–0.98%
Aflac, Inc.	17,996	1,102,075
Lincoln National Corp.	10,411	573,021
MetLife, Inc.	44,637	2,443,429
Principal Financial Group, Inc.	10,850	589,047
Prudential Financial, Inc.	18,280	1,639,716
Torchmark Corp.	5,262	287,042
Unum Group	10,243	371,514
		7,005,844

Life Sciences Tools & Services–0.45%
Agilent Technologies, Inc.	13,263	758,113
PerkinElmer, Inc.	4,531	203,215
Thermo Fisher Scientific, Inc.	15,820	1,901,722
Waters Corp.(b)	3,350	346,491
		3,209,541

Managed Health Care–1.07%
Aetna Inc.	14,173	1,164,029
Cigna Corp.	10,653	1,007,774
Humana Inc.	6,177	795,227
UnitedHealth Group Inc.	38,858	3,368,211
WellPoint, Inc.	11,049	1,287,319
		7,622,560

Metal & Glass Containers–0.08%
Ball Corp.	5,508	353,063
Owens-Illinois, Inc.(b)	6,548	201,613
		554,676

Motorcycle Manufacturers–0.08%
Harley-Davidson, Inc.	8,687	552,146

Movies & Entertainment–1.73%
Time Warner Inc.	34,981	2,694,586
Twenty-First Century Fox, Inc.–Class A	75,930	2,689,441
Viacom Inc.–Class B	15,511	1,258,718
Walt Disney Co. (The)	63,872	5,740,815
		12,383,560

Multi-Line Insurance–0.68%
American International Group, Inc.	57,369	3,216,106
Assurant, Inc.	2,872	191,706
Genworth Financial Inc.–Class A(b)	19,680	279,259
Hartford Financial Services Group, Inc. (The)	17,833	660,713
Loews Corp.	12,083	528,510
		4,876,294

Multi-Sector Holdings–1.41%
Berkshire Hathaway Inc.–Class B(b)	71,403	9,800,062
Leucadia National Corp.	12,569	313,345
		10,113,407

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco S&P 500 Index Fund

	Shares	Value
Multi-Utilities–1.13%
Ameren Corp.	9,667	$386,583
CenterPoint Energy, Inc.	17,042	423,323
CMS Energy Corp.	10,686	326,350
Consolidated Edison, Inc.	11,664	675,229
Dominion Resources, Inc.	23,064	1,619,554
DTE Energy Co.	7,070	553,228
Integrys Energy Group, Inc.	3,135	212,835
NiSource Inc.	12,496	495,716
PG&E Corp.	18,431	856,673
Public Service Enterprise Group Inc.	20,084	750,941
SCANA Corp.	5,572	289,410
Sempra Energy	9,050	959,029
TECO Energy, Inc.	8,092	146,465
Wisconsin Energy Corp.	8,971	406,655
		8,101,991

Office REIT’s–0.10%
Boston Properties, Inc.	6,071	737,141

Office Services & Supplies–0.03%
Pitney Bowes Inc.	8,042	217,616

Oil & Gas Drilling–0.30%
Diamond Offshore Drilling, Inc.	2,757	121,143
Ensco PLC–Class A	9,307	469,817
Helmerich & Payne, Inc.	4,267	448,248
Nabors Industries Ltd.	10,401	283,011
Noble Corp. PLC	10,095	287,304
Transocean Ltd.	13,497	521,659
		2,131,182

Oil & Gas Equipment & Services–1.64%
Baker Hughes Inc.	17,261	1,193,426
Cameron International Corp.(b)	8,061	599,174
FMC Technologies, Inc.(b)	9,317	576,163
Halliburton Co.	33,490	2,264,259
National Oilwell Varco Inc.	17,019	1,470,952
Schlumberger Ltd.	51,618	5,659,398
		11,763,372

Oil & Gas Exploration & Production–2.67%
Anadarko Petroleum Corp.	20,028	2,256,955
Apache Corp.	15,295	1,557,490
Cabot Oil & Gas Corp.	16,548	555,020
Chesapeake Energy Corp.	20,090	546,448
Cimarex Energy Co.	3,450	500,802
ConocoPhillips	48,686	3,954,277
Denbury Resources Inc.	13,946	240,150
Devon Energy Corp.	15,219	1,147,817
EOG Resources, Inc.	21,672	2,381,319
EQT Corp.	6,000	594,360
Marathon Oil Corp.	26,811	1,117,751
Murphy Oil Corp.	6,670	416,675
Newfield Exploration Co.(b)	5,435	243,597

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Noble Energy, Inc.	14,209	$1,025,037
Pioneer Natural Resources Co.	5,691	1,187,427
QEP Resources Inc.	7,142	254,041
Range Resources Corp.	6,688	525,610
Southwestern Energy Co.(b)	14,034	577,920
		19,082,696

Oil & Gas Refining & Marketing–0.63%
Marathon Petroleum Corp.	11,445	1,041,609
Phillips 66	22,439	1,952,642
Tesoro Corp.	5,178	335,224
Valero Energy Corp.	21,161	1,145,656
		4,475,131

Oil & Gas Storage & Transportation–0.63%
Kinder Morgan Inc.	26,451	1,064,917
ONEOK, Inc.	8,204	575,921
Spectra Energy Corp.	26,597	1,108,031
Williams Cos., Inc. (The)	29,287	1,740,819
		4,489,688

Packaged Foods & Meats–1.41%
Campbell Soup Co.	7,088	317,684
ConAgra Foods, Inc.	16,701	537,772
General Mills, Inc.	24,368	1,300,764
Hershey Co. (The)	5,904	539,744
Hormel Foods Corp.	5,327	269,972
JM Smucker Co. (The)	4,146	425,380
Kellogg Co.	10,138	658,666
Keurig Green Mountain Inc.	5,053	673,666
Kraft Foods Group, Inc.	23,643	1,392,573
McCormick & Co., Inc.	5,206	362,806
Mead Johnson Nutrition Co.	8,044	769,006
Mondelez International Inc.–Class A	67,052	2,426,612
Tyson Foods, Inc.–Class A	10,914	415,387
		10,090,032

Paper Packaging–0.13%
Avery Dennison Corp.	3,738	179,910
Bemis Co., Inc.	3,955	161,127
MeadWestvaco Corp.	6,656	286,208
Sealed Air Corp.	7,747	279,666
		906,911

Paper Products–0.12%
International Paper Co.	17,178	832,274

Personal Products–0.14%
Avon Products, Inc.	17,233	241,951
Estee Lauder Cos. Inc. (The)–Class A	9,985	767,148
		1,009,099

Pharmaceuticals–5.96%
AbbVie Inc.	63,057	3,485,791
Actavis PLC(b)	10,506	2,384,652

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco S&P 500 Index Fund

	Shares	Value
Pharmaceuticals–(continued)
Allergan, Inc.	11,783	$1,928,642
Bristol-Myers Squibb Co.	65,719	3,328,667
Eli Lilly and Co.	39,066	2,483,035
Hospira, Inc.(b)	6,661	357,962
Johnson & Johnson	112,195	11,637,987
Mallinckrodt PLC(b)	4,488	365,727
Merck & Co., Inc.	115,893	6,966,328
Mylan Inc.(b)	14,820	720,252
Perrigo Co. PLC	5,329	792,636
Pfizer Inc.	252,964	7,434,612
Zoetis Inc.	19,868	704,122
		42,590,413

Property & Casualty Insurance–0.82%
ACE Ltd.	13,391	1,423,865
Allstate Corp. (The)	17,210	1,058,243
Chubb Corp. (The)	9,696	891,547
Cincinnati Financial Corp.	5,868	282,192
Progressive Corp. (The)	21,622	540,983
Travelers Cos., Inc. (The)	13,779	1,305,009
XL Group PLC	10,766	367,982
		5,869,821

Publishing–0.09%
Gannett Co., Inc.	9,029	304,819
News Corp.–Class A(b)	19,760	348,270
		653,089

Railroads–0.96%
CSX Corp.	39,883	1,232,783
Kansas City Southern	4,380	505,277
Norfolk Southern Corp.	12,327	1,318,989
Union Pacific Corp.	35,932	3,782,562
		6,839,611

Real Estate Services–0.05%
CBRE Group, Inc.–Class A(b)	11,109	353,044

Regional Banks–0.92%
BB&T Corp.	28,492	1,063,606
Fifth Third Bancorp	33,728	688,220
Huntington Bancshares Inc.	32,818	323,093
KeyCorp	35,012	476,513
M&T Bank Corp.	5,253	649,429
PNC Financial Services Group, Inc. (The)	21,186	1,795,514
Regions Financial Corp.	54,687	555,073
SunTrust Banks, Inc.	21,110	803,869
Zions Bancorp.	7,352	214,237
		6,569,554

Research & Consulting Services–0.16%
Dun & Bradstreet Corp. (The)	1,433	168,206
Equifax Inc.	4,855	382,380
Nielsen N.V.	12,066	566,981
		1,117,567

	Shares	Value
Residential REIT’s–0.32%
Apartment Investment & Management Co.–Class A	5,758	$197,327
AvalonBay Communities, Inc.	4,846	746,769
Equity Residential	13,352	887,507
Essex Property Trust, Inc.	2,478	479,369
		2,310,972

Restaurants–1.17%
Chipotle Mexican Grill, Inc.(b)	1,240	841,526
Darden Restaurants, Inc.	5,263	249,045
McDonald’s Corp.	39,197	3,673,543
Starbucks Corp.	29,845	2,322,240
Yum! Brands, Inc.	17,487	1,266,583
		8,352,937

Retail REIT’s–0.47%
General Growth Properties, Inc.	20,684	508,206
Kimco Realty Corp.	16,282	382,464
Macerich Co. (The)	5,585	364,645
Simon Property Group, Inc.	12,319	2,094,599
		3,349,914

Security & Alarm Services–0.15%
ADT Corp. (The)	6,909	254,666
Tyco International Ltd.	18,293	816,233
		1,070,899

Semiconductor Equipment–0.29%
Applied Materials, Inc.	48,278	1,115,463
KLA-Tencor Corp.	6,556	501,010
Lam Research Corp.	6,399	460,152
		2,076,625

Semiconductors–2.10%
Altera Corp.	12,422	438,993
Analog Devices, Inc.	12,457	636,802
Avago Technologies Ltd. (Singapore)	9,981	819,340
Broadcom Corp.–Class A	22,039	867,896
First Solar, Inc.(b)	2,809	195,731
Intel Corp.	197,415	6,893,732
Linear Technology Corp.	9,414	424,666
Microchip Technology Inc.	7,953	388,345
Micron Technology, Inc.(b)	42,448	1,383,805
NVIDIA Corp.	22,126	430,351
Texas Instruments Inc.	42,808	2,062,489
Xilinx, Inc.	10,658	450,300
		14,992,450

Soft Drinks–1.85%
Coca-Cola Co. (The)	149,899	6,253,786
Coca-Cola Enterprises, Inc.	9,273	443,064
Dr Pepper Snapple Group, Inc.	7,772	489,014
Monster Beverage Corp.(b)	5,379	475,558
PepsiCo, Inc.	60,112	5,559,759
		13,221,181

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco S&P 500 Index Fund

	Shares	Value
Specialized Consumer Services–0.05%
H&R Block, Inc.	10,826	$362,996

Specialized Finance–0.50%
CME Group Inc.–Class A	12,558	961,315
Intercontinental Exchange, Inc.	4,574	864,486
McGraw Hill Financial, Inc.	10,799	876,123
Moody’s Corp.	7,422	694,477
NASDAQ OMX Group, Inc. (The)	4,699	204,265
		3,600,666

Specialized REIT’s–0.64%
American Tower Corp.	15,696	1,547,626
Crown Castle International Corp.	13,189	1,048,657
Plum Creek Timber Co., Inc.	7,031	285,670
Public Storage	5,756	1,008,336
Weyerhaeuser Co.	20,877	708,774
		4,599,063

Specialty Chemicals–0.55%
Ecolab Inc.	10,687	1,227,081
International Flavors & Fragrances Inc.	3,247	329,863
PPG Industries, Inc.	5,468	1,125,643
Sherwin-Williams Co. (The)	3,365	733,940
Sigma-Aldrich Corp.	4,748	493,792
		3,910,319

Specialty Stores–0.19%
PetSmart, Inc.	3,933	281,485
Staples, Inc.	25,692	300,082
Tiffany & Co.	4,446	448,779
Tractor Supply Co.	5,448	364,744
		1,395,090

Steel–0.12%
Allegheny Technologies, Inc.	4,301	181,373
Nucor Corp.	12,669	688,180
		869,553

Systems Software–2.89%
CA, Inc.	12,626	356,558
Microsoft Corp.	298,104	13,542,865
Oracle Corp.	136,157	5,654,600
Red Hat, Inc.(b)	7,531	458,789
Symantec Corp.	27,430	666,000
		20,678,812

	Shares	Value
Technology Hardware, Storage & Peripherals–4.59%
Apple Inc.	239,121	$24,509,902
EMC Corp.	81,190	2,397,541
Hewlett-Packard Co.	74,213	2,820,094
NetApp, Inc.	13,179	555,626
SanDisk Corp.	8,977	879,387
Seagate Technology PLC	12,979	812,226
Western Digital Corp.	8,274	852,305
		32,827,081

Thrifts & Mortgage Finance–0.05%
Hudson City Bancorp, Inc.	18,876	186,306
People’s United Financial Inc.	12,348	184,603
		370,909

Tires & Rubber–0.04%
Goodyear Tire & Rubber Co. (The)	10,982	285,203

Tobacco–1.44%
Altria Group, Inc.	78,785	3,394,058
Lorillard, Inc.	14,400	859,680
Philip Morris International Inc.	62,376	5,338,138
Reynolds American Inc.	12,295	718,889
		10,310,765

Trading Companies & Distributors–0.15%
Fastenal Co.	10,779	488,073
W.W. Grainger, Inc.	2,398	590,388
		1,078,461

Trucking–0.03%
Ryder System, Inc.	2,089	188,720
Total Common Stocks & Other Equity Interests (Cost $330,787,012)		705,861,525

Money Market Funds–1.14%
Liquid Assets Portfolio–Institutional Class(e)	4,088,428	4,088,428
Premier Portfolio–Institutional Class(e)	4,088,429	4,088,429
Total Money Market Funds (Cost $8,176,857)		8,176,857
TOTAL INVESTMENTS–99.84% (Cost $338,963,869)		714,038,382
OTHER ASSETS LESS LIABILITIES–0.16%		1,122,326
NET ASSETS–100.00%		$715,160,708

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco S&P 500 Index Fund

Statement of Assets and Liabilities

August 31, 2014

Assets:
Investments, at value (Cost $330,388,919)	$705,159,036
Investments in affiliates, at value (Cost $8,574,950)	8,879,346
Total investments, at value (Cost $338,963,869)	714,038,382
Receivable for:
Variation margin — futures contracts	22,418
Fund shares sold	1,366,546
Dividends	1,493,730
Investment for trustee deferred compensation and retirement plans	65,511
Other assets	27,082
Total assets	717,013,669

Liabilities:
Payable for:
Fund shares reacquired	1,068,668
Accrued fees to affiliates	636,815
Accrued trustees’ and officers’ fees and benefits	4,082
Accrued other operating expenses	67,212
Trustee deferred compensation and retirement plans	76,184
Total liabilities	1,852,961
Net assets applicable to shares outstanding	$715,160,708

Net assets consist of:
Shares of beneficial interest	$405,924,318
Undistributed net investment income	5,900,382
Undistributed net realized gain (loss)	(71,926,942)
Net unrealized appreciation	375,262,950
$715,160,708

Net Assets:
Class A	$557,688,093
Class B	$8,149,798
Class C	$124,452,389
Class Y	$24,870,428

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	25,706,858
Class B	383,785
Class C	5,928,533
Class Y	1,133,526
Class A:
Net asset value per share	$21.69
Maximum offering price per share
(Net asset value of $21.69 ÷ 94.50%)	$22.95
Class B:
Net asset value and offering price per share	$21.24
Class C:
Net asset value and offering price per share	$20.99
Class Y:
Net asset value and offering price per share	$21.94

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco S&P 500 Index Fund

Statement of Operations

For the year ended August 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $1,240)	$13,464,321
Dividends from affiliates	19,693
Total investment income	13,484,014

Expenses:
Advisory fees	794,449
Administrative services fees	167,269
Custodian fees	21,910
Distribution fees:
Class A	1,272,300
Class B	95,464
Class C	1,094,929
Transfer agent fees	935,608
Trustees’ and officers’ fees and benefits	43,593
Other	325,610
Total expenses	4,751,132
Less: Fees waived and expense offset arrangement(s)	(10,074)
Net expenses	4,741,058
Net investment income	8,742,956

Realized and unrealized gain from:
Net realized gain from:
Investment securities	10,803,147
Futures contracts	1,041,848
11,844,995
Change in net unrealized appreciation of:
Investment securities	120,759,527
Futures contracts	270,294
121,029,821
Net realized and unrealized gain	132,874,816
Net increase in net assets resulting from operations	$141,617,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended August 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$8,742,956	$8,488,186
Net realized gain	11,844,995	3,025,005
Change in net unrealized appreciation	121,029,821	79,565,143
Net increase in net assets resulting from operations	141,617,772	91,078,334

Distributions to shareholders from net investment income:
Class A	(7,179,915)	(7,761,631)
Class B	(81,335)	(194,940)
Class C	(813,327)	(920,398)
Class Y	(436,370)	(330,633)
Total distributions from net investment income	(8,510,947)	(9,207,602)

Share transactions–net:
Class A	(14,239,028)	(8,062,305)
Class B	(4,900,844)	(11,116,271)
Class C	10,893,429	611,425
Class Y	(2,285,605)	5,284,880
Net increase (decrease) in net assets resulting from share transactions	(10,532,048)	(13,282,271)
Net increase in net assets	122,574,777	68,588,461

Net assets:
Beginning of year	592,585,931	523,997,470
End of year (includes undistributed net investment income of $5,900,382 and $5,590,262, respectively)	$715,160,708	$592,585,931

Notes to Financial Statements

August 31, 2014

NOTE 1—Significant Accounting Policies

Invesco S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

19                         Invesco S&P 500 Index Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

20                         Invesco S&P 500 Index Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.00%, 2.75%, 2.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

21                         Invesco S&P 500 Index Fund

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2014, the Adviser waived advisory fees of $9,454.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2014, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended August 31, 2014, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2014, IDI advised the Fund that IDI retained $54,556 in front-end sales commissions from the sale of Class A shares and $0, $5,002 and $10,341 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$714,038,382	$—	$—	$714,038,382
Futures Contracts*	188,437	—	—	188,437
Total Investments	$714,226,819	$—	$—	$714,226,819

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Market Risk:
Futures Contracts(a)	$188,437	$—

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

22                         Invesco S&P 500 Index Fund

Effect of Derivative Investments for the year ended August 31, 2014

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Futures Contracts
Realized Gain:
Market Risk	$1,041,848
Change in Unrealized Appreciation:
Market Risk	270,294
Total	$1,312,142

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$8,229,264

Open Futures Contracts at Period-End
Futures Contracts—Market Risk	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	Long	96	September-2014	$9,606,720	$188,437

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of August 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities(a)	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Goldman Sachs & Co.	$188,437	$—	$188,437	$—	$—	$188,437

(a)	Includes cumulative appreciation (depreciation) of futures contracts.

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended August 31, 2014.

	Value 08/31/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value 08/31/14	Dividend Income
Invesco Ltd.	$544,689	$3,724	$(29,441)	$176,784	$6,733	$702,489	$16,563

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $620.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

23                         Invesco S&P 500 Index Fund

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2014 and 2013:

	2014	2013
Ordinary income	$8,510,947	$9,207,602

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$5,968,802
Net unrealized appreciation — investments	351,222,032
Temporary book/tax differences	(68,420)
Capital loss carryforward	(47,886,024)
Shares of beneficial interest	405,924,318
Total net assets	$715,160,708

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $8,172,733 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2017	$12,322,416	$—	$12,322,416
August 31, 2018	19,847,353	—	19,847,353
August 31, 2019	10,267,726	—	10,267,726
Not subject to expiration	—	5,448,529	5,448,529
	$42,437,495	$5,448,529	$47,886,024

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2014 was $28,274,992 and $39,906,166, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$356,689,090
Aggregate unrealized (depreciation) of investment securities	(5,467,058)
Net unrealized appreciation of investment securities	$351,222,032

Cost of investments for tax purposes is $362,816,350.

24                         Invesco S&P 500 Index Fund

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair fund settlements, real estate investment trusts distributions and return of capital dividends, on August 31, 2014, undistributed net investment income was increased by $78,111, undistributed net realized gain (loss) was decreased by $87,374 and shares of beneficial interest was increased by $9,263. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	3,235,124	$64,183,686	3,609,161	$59,967,499
Class B	42,427	815,218	48,627	807,977
Class C	1,352,961	26,035,607	879,159	14,382,285
Class Y	848,531	17,239,541	745,535	12,266,779

Issued as reinvestment of dividends:
Class A	341,048	6,486,732	466,707	7,079,950
Class B	3,781	70,771	11,362	169,870
Class C	39,586	732,740	56,433	834,081
Class Y	21,684	416,553	20,998	321,482

Automatic conversion of Class B shares to Class A shares:
Class A	196,646	3,877,345	604,257	9,883,567
Class B	(200,486)	(3,877,345)	(615,612)	(9,883,567)

Reacquired:
Class A	(4,501,173)	(88,786,791)	(5,154,351)	(84,993,321)
Class B	(99,776)	(1,909,488)	(137,855)	(2,210,551)
Class C	(823,310)	(15,874,918)	(904,350)	(14,604,941)
Class Y	(998,411)	(19,941,699)	(445,668)	(7,303,381)
Net increase (decrease) in share activity	(541,368)	$(10,532,048)	(815,597)	$(13,282,271)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own, in the aggregate, 61% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25                         Invesco S&P 500 Index Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/14	$17.67	$0.29	$4.01	$4.30	$(0.28)	$21.69	24.54	%(d)	$557,688	0.59	%(d)(e)	0.59	%(d)(e)	1.45	%(d)(e)	5%
Year ended 08/31/13	15.26	0.27	2.43	2.70	(0.29)	17.67	18.04		467,234	0.62		0.62		1.64		6
Year ended 08/31/12	13.25	0.22	2.03	2.25	(0.24)	15.26	17.26		410,772	0.65		0.67		1.55		3
Year ended 08/31/11	11.36	0.19	1.85	2.04	(0.15)	13.25	17.94		369,597	0.61		0.61		1.42		4
Year ended 08/31/10	11.09	0.18	0.33	0.51	(0.24)	11.36	4.44		335,583	0.60		0.69		1.47		7
Class B
Year ended 08/31/14	17.32	0.13	3.94	4.07	(0.15)	21.24	23.60		8,150	1.35	(e)	1.35	(e)	0.69	(e)	5
Year ended 08/31/13	14.96	0.14	2.40	2.54	(0.18)	17.32	17.14		11,045	1.37		1.37		0.89		6
Year ended 08/31/12	12.92	0.11	2.01	2.12	(0.08)	14.96	16.47		19,912	1.40		1.42		0.80		3
Year ended 08/31/11	11.10	0.09	1.80	1.89	(0.07)	12.92	17.02		37,840	1.36		1.36		0.67		4
Year ended 08/31/10	10.83	0.08	0.33	0.41	(0.14)	11.10	3.68		64,102	1.35		1.44		0.72		7
Class C
Year ended 08/31/14	17.12	0.13	3.89	4.02	(0.15)	20.99	23.59		124,452	1.35	(e)	1.35	(e)	0.69	(e)	5
Year ended 08/31/13	14.79	0.14	2.37	2.51	(0.18)	17.12	17.14	(f)	91,761	1.36	(f)	1.36	(f)	0.90	(f)	6
Year ended 08/31/12	12.79	0.11	1.99	2.10	(0.10)	14.79	16.50		78,797	1.40		1.42		0.80		3
Year ended 08/31/11	10.99	0.10	1.77	1.87	(0.07)	12.79	17.01	(f)	68,753	1.27	(f)	1.27	(f)	0.76	(f)	4
Year ended 08/31/10	10.74	0.08	0.33	0.41	(0.16)	10.99	3.71		66,933	1.35		1.44		0.72		7
Class Y
Year ended 08/31/14	17.87	0.34	4.05	4.39	(0.32)	21.94	24.83		24,870	0.35	(e)	0.35	(e)	1.69	(e)	5
Year ended 08/31/13	15.43	0.32	2.45	2.77	(0.33)	17.87	18.33		22,546	0.37		0.37		1.89		6
Year ended 08/31/12	13.40	0.26	2.06	2.32	(0.29)	15.43	17.64		14,518	0.40		0.42		1.80		3
Year ended 08/31/11	11.48	0.23	1.86	2.09	(0.17)	13.40	18.21		16,824	0.36		0.36		1.67		4
Year ended 08/31/10	11.20	0.21	0.33	0.54	(0.26)	11.48	4.72		23,168	0.35		0.44		1.72		7

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended August 31, 2014.
(e)	Ratios are based on average daily net assets (000’s omitted) of $519,288, $9,546, $109,493 and $23,713 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% and 0.91% for the years ended August 31, 2013 and 2011, respectively.

26                         Invesco S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco S&P 500 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2014

Houston, Texas

27                         Invesco S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,085.00	$3.15	$1,022.18	$3.06	0.60%
B	1,000.00	1,081.50	7.14	1,018.35	6.92	1.36
C	1,000.00	1,080.80	7.13	1,018.35	6.92	1.36
Y	1,000.00	1,086.70	1.89	1,023.39	1.84	0.36

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2014 through August 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

28                         Invesco S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco S&P 500 Index Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that the continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper S&P 500 Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of the performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing

29                         Invesco S&P 500 Index Fund

funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the Fund’s effective advisory fee rate was the same as the effective advisory fee rate of the other mutual Fund managed by Invesco Advisers using a similar investment process. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.

The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

30                         Invesco S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31                         Invesco S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			141	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			141	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	141	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	141	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	141	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	141	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			141	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			141	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	141	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	141	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	141	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco S&P 500 Index Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	MS-SPI-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders August 31, 2014

Invesco Small Cap Discovery Fund

Nasdaq:
A: VASCX ■ B: VBSCX ■ C: VCSCX ■ Y: VISCX ■ R5: VESCX ■ R6: VFSCX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
20	Financial Highlights
21	Auditor's Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Contracts
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies remained relatively stagnant. During the reporting period, high unemployment persisted, worries about potential deflation grew, and uncertainty about Russian-Ukrainian tensions weighed on European markets.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by clicking the “Intentional Investing Forum” link on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Small Cap Discovery Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Small Cap Discovery Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2014, Invesco Small Cap Discovery Fund posted positive double-digit returns at net asset value (NAV), but underperformed the Russell 2000 Growth Index, its style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/13 to 8/31/14, at NAV. Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.15%
Class B Shares	13.11
Class C Shares	12.21
Class Y Shares	13.42
Class R5 Shares	13.59
Class R6 Shares	13.67
S&P 500 Index▼ (Broad Market Index)	25.25
Russell 2000 Growth Index▼ (Style-Specific Index)	17.30
Lipper Small-Cap Growth Funds Index■ (Peer Group Index)	13.51

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

We utilize a bottom-up disciplined style of growth investing that emphasizes the analysis of individual stocks. Our investment process seeks to identify small cap companies with growth rates that are higher and/or more sustainable than what is implied by current valuations and market expectations.

We conduct in-depth fundamental research in reviewing companies, approaching them from as many perspectives as possible (suppliers, distributors, customers, etc). Our stock selection process includes the development and analysis of a fully integrated financial model, which allows us to build a more complete understanding of the financial health of each investment candidate. We believe that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market’s valuation of those factors. We generally seek companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions.

Risk management plays an important role in portfolio construction, as our target portfolio attempts to maximize the relationship between risk and return.

We consider selling a stock for any of the following reasons:

■	Investment thesis plays out or is no longer valid
■	Fundamentals deteriorate
■	Macroeconomic conditions change
■	Risk-reward becomes unfavorable or a higher conviction investment idea arises with better risk-reward.

Market conditions and your Fund

US equity market indexes generally rose during the fiscal year ended August 31, 2014. Corporate earnings were resilient in the face of modest economic growth,

driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively positive. However, the fiscal year began amid uncertainty created by a two-week federal government shutdown. Despite this and the announcement by the US Federal Reserve (the Fed) in December that it would begin reducing the scope of its asset purchase program in early 2014, US equities rallied through the end of 2013. The market turned volatile in the first months of 2014 as investors began to worry that stocks may have risen too far, too fast. While political upheaval in Ukraine and signs of economic sluggishness in the US and China contributed to investor uncertainty, economic data remained strong enough that the Fed continued to reduce its asset purchase program on schedule. The continued “good but not great” economic environment and historically low interest rates generally led stocks higher throughout the end of the fiscal year.

    The Fund lagged its style-specific benchmark in the information technology (IT), energy and health care sectors, although some of this was offset by strong stock selection and outperformance in other sectors, especially consumer discretionary and financials.

    The area of greatest challenge for the Fund was the IT sector. Internet service company Infoblox was one of the largest detractors from Fund performance. Consecutive earnings reports, which did not meet the expectations set by company management, led investors to question the company’s credibility. We sold our positions in Infoblox during the reporting period. Another detractor from performance was Commvault Systems, which provides data and information management software to companies around the globe.

Portfolio Composition
By sector

Information Technology	23.6%
Health Care	22.8
Industrials	20.3
Consumer Discretionary	15.4
Financials	6.0
Energy	4.1
Materials	3.4
Consumer Staples	2.4
Money Market Funds Plus Other Assets Less Liabilities	2.0
Top 10 Equity Holdings*

Portfolio Composition

1. Guidewire Software Inc.	1.6%
2. Team Health Holdings, Inc.	1.5
3. Pacira Pharmaceuticals, Inc.	1.5
4. Medivation Inc.	1.4
5. Brunswick Corp.	1.4
6. A.O. Smith Corp.	1.4
7. Cubist Pharmaceuticals, Inc.	1.4
8. Tenet Healthcare Corp.	1.4
9. PTC Inc.	1.4
10. Harman International Industries, Inc.	1.3

Total Net Assets	$863.2 million

Total Number of Holdings*	107

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Small Cap Discovery Fund

Within the Fund’s style-specific index, the energy sector had the highest returns during the reporting period. The Fund’s performance versus its style-specific benchmark lagged due to not owning certain index constituents which outperformed. One stock the Fund did hold was Stone Energy, a diversified exploration and production company with oil and natural gas assets, on- and off-shore. The stock underperformed during the reporting period and was the largest detractor in the sector.

Health care stocks generally were strong during the reporting period and some of the Fund’s top overall contributors included Medivation, Team Health and Tenet Healthcare. However, relative performance in the health care sector trailed the Fund’s style-specific benchmark. In particular, Ariad Pharmaceuticals, a biotechnology company specializing in creating cancer drugs, was a large detractor. The stock suffered dramatically when an investigation was launched into reported side effects of the company’s leading product for leukemia. We sold our position in Ariad during the reporting period.

The Fund strongly outperformed its style-specific index in the consumer discretionary sector due to stock selection. One of the top contributors to Fund performance was automotive electronics manufacturer Harman International. The company benefited as new management implemented a revamped business model which brings its infotainment products to a wider audience of car manufacturers enhancing the product’s profitability. Auto parts manufacturer Tenneco also contributed to performance.

As we’ve discussed, the Fund produced significant positive performance during the reporting period. However, stocks remain volatile and we caution investors against making investment decisions based on short-term performance. We thank you for your commitment to the Invesco Small Cap Discovery Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matthew Hart Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Small Cap Discovery
Fund. He joined Invesco in 2010. Mr. Hart earned a BBA from Southern Methodist University.

Justin Speer Portfolio manager, is manager of Invesco Small Cap Discovery Fund. He joined Invesco in 2010. Mr.
Speer earned a BS with an emphasis in finance and accounting from Texas Christian University.

5                         Invesco Small Cap Discovery Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/04

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Small Cap Discovery Fund

Average Annual Total Returns
As of 8/31/14, including maximum applicable sales charges

Class A Shares
Inception (11/27/00)	4.02%
10 Years	9.88
5 Years	15.03
1 Year	6.92

Class B Shares
Inception (11/27/00)	4.01%
10 Years	10.12
5 Years	16.08
1 Year	8.34

Class C Shares
Inception (11/27/00)	3.67%
10 Years	9.68
5 Years	15.46
1 Year	11.27

Class Y Shares
Inception (2/2/06)	7.51%
5 Years	16.64
1 Year	13.42

Class R5 Shares
10 Years	10.59%
5 Years	16.53
1 Year	13.59

Class R6 Shares
10 Years	10.60%
5 Years	16.55
1 Year	13.67

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Small Cap Growth Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Growth Fund (renamed Invesco Small Cap Discovery Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Small Cap Discovery Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and

Average Annual Total Returns
As of 6/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/27/00)	4.14%
10 Years	8.86
5 Years	16.55
1 Year	14.67

Class B Shares
Inception (11/27/00)	4.13%
10 Years	9.08
5 Years	17.58
1 Year	16.28

Class C Shares
Inception (11/27/00)	3.81%
10 Years	8.67
5 Years	17.00
1 Year	19.42

Class Y Shares
Inception (2/2/06)	7.79%
5 Years	18.18
1 Year	21.64

Class R5 Shares
10 Years	9.55%
5 Years	18.03
1 Year	21.70

Class R6 Shares
10 Years	9.56%
5 Years	18.05
1 Year	21.79

the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.33%, 1.33%, 2.08%, 1.08%, 0.94% and 0.84%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.34%, 1.34%, 2.09%, 1.09%, 0.95% and 0.85%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

7                         Invesco Small Cap Discovery Fund

Invesco Small Cap Discovery Fund’s investment objective is to seek capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Equity risk. Equity risk is the risk that the value of securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests, either directly or through derivative instruments. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities held by the Fund; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities held by the Fund. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Real estate investment trusts (REITs) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	Unseasoned issuer risk. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Small Cap Discovery Fund

Schedule of Investments(a)

August 31, 2014

	Shares	Value
Common Stocks–98.01%
Aerospace & Defense–1.20%
TASER International, Inc.(b)	658,957	$10,325,856

Apparel, Accessories & Luxury Goods–0.77%
G-III Apparel Group, Ltd.(b)	80,576	6,650,743

Application Software–7.36%
Aspen Technology, Inc.(b)	96,766	3,976,115
Bottomline Technologies (de), Inc.(b)	74,396	2,094,991
Cadence Design Systems, Inc.(b)	646,101	11,397,222
Guidewire Software Inc.(b)	296,025	13,483,939
Manhattan Associates, Inc.(b)	284,895	8,227,767
PTC Inc.(b)	302,388	11,699,392
Qlik Technologies Inc.(b)	205,478	5,800,644
Ultimate Software Group, Inc. (The)(b)	46,483	6,832,536
		63,512,606

Asset Management & Custody Banks–1.13%
Affiliated Managers Group, Inc.(b)	46,274	9,770,755

Auto Parts & Equipment–2.14%
Gentherm Inc.(b)	186,655	9,118,097
Tenneco Inc.(b)	145,634	9,332,227
		18,450,324

Biotechnology–5.96%
Clovis Oncology Inc.(b)(c)	113,354	5,391,116
Cubist Pharmaceuticals, Inc.(b)(c)	171,686	11,851,485
Intercept Pharmaceuticals Inc.(b)(c)	12,528	3,629,612
Medivation Inc.(b)	134,887	12,309,788
NPS Pharmaceuticals, Inc.(b)	371,347	11,207,252
Synageva BioPharma Corp.(b)(c)	97,816	7,059,381
		51,448,634

Broadcasting–0.65%
Nexstar Broadcasting Group, Inc.–Class A	122,480	5,589,987

Building Products–3.95%
A.O. Smith Corp.	241,801	11,867,593
Lennox International Inc.	132,350	11,085,636
Owens Corning Inc.	116,163	4,181,868
Trex Co., Inc.(b)	186,147	6,999,127
		34,134,224

Commodity Chemicals–0.77%
Methanex Corp. (Canada)	100,092	6,688,147

Communications Equipment–1.38%
ARRIS Group Inc.(b)	246,215	7,536,641
Finisar Corp.(b)(c)	215,304	4,372,824
		11,909,465

Construction & Engineering–3.19%
Dycom Industries, Inc.(b)	293,155	9,149,368
Foster Wheeler AG	301,710	9,847,814

	Shares	Value
Construction & Engineering–(continued)
MasTec Inc.(b)	281,291	$8,579,375
		27,576,557

Construction Machinery & Heavy Trucks–0.48%
Manitowoc Co., Inc. (The)	140,656	4,138,100

Consumer Electronics–1.34%
Harman International Industries, Inc.	100,732	11,592,239

Data Processing & Outsourced Services–2.85%
Euronet Worldwide, Inc.(b)	163,790	8,730,007
Jack Henry & Associates, Inc.	114,070	6,594,387
WEX Inc.(b)	81,405	9,251,678
		24,576,072

Electronic Components–1.04%
Belden Inc.	123,189	9,001,420

Electronic Equipment & Instruments–1.09%
Cognex Corp.(b)	224,390	9,419,892

Electronic Manufacturing Services–0.54%
IPG Photonics Corp.(b)(c)	67,833	4,658,770

Environmental & Facilities Services–0.75%
Clean Harbors, Inc.(b)	107,471	6,506,294

Footwear–0.76%
Steven Madden, Ltd.(b)	193,529	6,578,051

General Merchandise Stores–1.54%
Burlington Stores, Inc.(b)	125,054	4,460,676
Tuesday Morning Corp.(b)	501,534	8,816,968
		13,277,644

Health Care Equipment–3.12%
DexCom Inc.(b)	181,862	8,038,300
Insulet Corp.(b)	168,959	6,101,110
Thoratec Corp.(b)	158,055	3,951,375
Wright Medical Group, Inc.(b)	296,758	8,855,259
		26,946,044

Health Care Facilities–4.56%
Acadia Healthcare Co., Inc.(b)	218,805	11,205,004
Capital Senior Living Corp.(b)	418,696	9,575,577
Tenet Healthcare Corp.(b)	192,666	11,787,306
VCA, Inc.(b)	166,448	6,782,756
		39,350,643

Health Care Services–1.54%
Team Health Holdings, Inc.(b)	226,827	13,273,916

Health Care Supplies–0.83%
Align Technology, Inc.(b)	131,154	7,142,647

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Small Cap Discovery Fund

	Shares	Value
Home Furnishings–0.47%
La-Z-Boy Inc.	189,712	$4,048,454

Homebuilding–0.74%
Taylor Morrison Home Corp.–Class A(b)	320,299	6,354,732

Housewares & Specialties–0.73%
Jarden Corp.(b)	104,744	6,262,644

Human Resource & Employment Services–1.74%
On Assignment, Inc.(b)	189,945	5,614,774
TrueBlue, Inc.(b)	346,347	9,399,858
		15,014,632

Industrial Conglomerates–1.00%
Carlisle Cos. Inc.	104,530	8,665,537

Industrial Machinery–2.92%
EnPro Industries, Inc.(b)	120,236	8,164,024
ITT Corp.	145,565	6,966,741
Woodward Inc.	192,538	10,056,260
		25,187,025

Internet Software & Services–5.00%
Cornerstone OnDemand, Inc.(b)	175,319	6,563,943
CoStar Group Inc.(b)	58,196	8,423,871
Dealertrack Technologies Inc.(b)	156,644	7,011,386
Marketo, Inc.(b)(c)	321,124	9,402,511
Wix.com Ltd. (Israel)(b)(c)	272,983	4,493,300
Yelp Inc.(b)(c)	88,303	7,277,933
		43,172,944

Investment Banking & Brokerage–1.84%
Evercore Partners Inc.–Class A	176,305	9,032,105
Stifel Financial Corp.(b)	143,977	6,893,619
		15,925,724

IT Consulting & Other Services–0.55%
InterXion Holding N.V. (Netherlands)(b)	171,475	4,730,995

Leisure Products–1.39%
Brunswick Corp.	278,092	11,957,956

Life Sciences Tools & Services–4.32%
Bruker Corp.(b)	481,697	9,662,842
Fluidigm Corp.(b)	321,747	8,757,953
PAREXEL International Corp.(b)	176,064	9,937,052
Techne Corp.	93,461	8,927,395
		37,285,242

Marine–0.55%
Kirby Corp.(b)	39,503	4,712,313

Movies & Entertainment–1.94%
Cinemark Holdings, Inc.	294,583	10,395,834
Lions Gate Entertainment Corp.	195,332	6,330,710
		16,726,544

	Shares	Value
Office Services & Supplies–1.01%
Steelcase Inc.–Class A	553,942	$8,696,889

Oil & Gas Equipment & Services–1.69%
Dril-Quip, Inc.(b)	56,208	5,703,426
Superior Energy Services, Inc.	247,327	8,864,199
		14,567,625

Oil & Gas Exploration & Production–2.40%
Diamondback Energy Inc.(b)	105,797	9,135,571
PDC Energy, Inc.(b)	120,221	7,224,080
Stone Energy Corp.(b)	123,027	4,329,320
		20,688,971

Packaged Foods & Meats–2.38%
B&G Foods Inc.	148,994	4,499,619
TreeHouse Foods, Inc.(b)	114,210	9,424,609
WhiteWave Foods Co.–Class A(b)	189,236	6,627,045
		20,551,273

Pharmaceuticals–2.53%
Impax Laboratories, Inc.(b)	367,649	9,058,871
Pacira Pharmaceuticals, Inc.(b)(c)	118,194	12,795,683
		21,854,554

Regional Banks–3.00%
East West Bancorp, Inc.	233,303	8,128,277
Signature Bank(b)	63,178	7,484,066
SVB Financial Group(b)	92,523	10,299,660
		25,912,003

Restaurants–2.40%
Fiesta Restaurant Group, Inc.(b)	126,294	6,199,772
Jack in the Box Inc.	117,358	6,976,933
Texas Roadhouse, Inc.	283,152	7,529,012
		20,705,717

Semiconductors–5.14%
Atmel Corp.(b)	1,001,241	8,870,995
Cavium Inc.(b)	179,304	10,073,299
Integrated Device Technology, Inc.(b)	651,691	10,720,317
Power Integrations, Inc.	129,106	7,717,957
Silicon Laboratories Inc.(b)	154,248	6,992,062
		44,374,630

Specialty Chemicals–1.79%
Cytec Industries Inc.	70,502	7,264,526
PolyOne Corp.	209,389	8,212,237
		15,476,763

Specialty Stores–0.52%
Tractor Supply Co.	67,472	4,517,250

Steel–0.81%
Commercial Metals Co.	405,532	7,007,593

Systems Software–0.67%
CommVault Systems, Inc.(b)	104,463	5,760,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Small Cap Discovery Fund

	Shares	Value
Trading Companies & Distributors–0.83%
WESCO International, Inc.(b)(c)	85,254	$7,160,484

Trucking–0.71%
Werner Enterprises, Inc.	247,212	6,155,579
Total Common Stocks (Cost $651,054,938)		845,993,193

Money Market Funds–2.29%
Liquid Assets Portfolio– Institutional Class(d)	9,904,996	9,904,996
Premier Portfolio– Institutional Class(d)	9,904,997	9,904,997
Total Money Market Funds (Cost $19,809,993)		19,809,993
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.30% (Cost $670,864,931)		865,803,186

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.53%
Liquid Assets Portfolio–Institutional Class (Cost $30,464,565)(d)(e)	30,464,565	$30,464,565
TOTAL INVESTMENTS–103.83% (Cost $701,329,496)		896,267,751
OTHER ASSETS LESS LIABILITIES–(3.83)%		(33,086,801)
NET ASSETS–100.00%		$863,180,950

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2014.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of August 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$30,037,728	$(30,037,728)	$—

*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Small Cap Discovery Fund

Statement of Assets and Liabilities

August 31, 2014

Assets:
Investments, at value (Cost $651,054,938)*	$845,993,193
Investments in affiliated money market funds, at value and cost	50,274,558
Total investments, at value (Cost $701,329,496)	896,267,751
Receivable for:
Investments sold	1,259,273
Fund shares sold	807,352
Dividends	288,981
Investment for trustee deferred compensation and retirement plans	106,280
Other assets	32,598
Total assets	898,762,235

Liabilities:
Payable for:
Investments purchased	2,136,229
Fund shares reacquired	2,132,170
Collateral upon return of securities loaned	30,464,565
Accrued fees to affiliates	646,329
Accrued trustees’ and officers’ fees and benefits	4,406
Accrued other operating expenses	73,401
Trustee deferred compensation and retirement plans	124,185
Total liabilities	35,581,285
Net assets applicable to shares outstanding	$863,180,950

Net assets consist of:
Shares of beneficial interest	$565,759,624
Undistributed net investment income (loss)	(4,993,149)
Undistributed net realized gain	107,476,220
Net unrealized appreciation	194,938,255
$863,180,950

Net Assets:
Class A	$527,759,073
Class B	$10,216,343
Class C	$55,961,379
Class Y	$114,973,323
Class R5	$45,125,611
Class R6	$109,145,221

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	44,619,321
Class B	950,713
Class C	5,490,369
Class Y	9,424,235
Class R5	3,688,318
Class R6	8,910,213
Class A:
Net asset value per share	$11.83
Maximum offering price per share
(Net asset value of $11.83 ÷ 94.50%)	$12.52
Class B:
Net asset value and offering price per share	$10.75
Class C:
Net asset value and offering price per share	$10.19
Class Y:
Net asset value and offering price per share	$12.20
Class R5:
Net asset value and offering price per share	$12.23
Class R6:
Net asset value and offering price per share	$12.25

*	At August 31, 2014, securities with an aggregate value of $30,037,728 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Small Cap Discovery Fund

Statement of Operations

For the year ended August 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $24,001)	$4,107,649
Dividends from affiliated money market funds (includes securities lending income of $283,995)	295,791
Total investment income	4,403,440

Expenses:
Advisory fees	7,238,017
Administrative services fees	239,299
Custodian fees	34,408
Distribution fees:
Class A	1,431,312
Class B	29,970
Class C	581,886
Transfer agent fees — A, B, C and Y	1,863,471
Transfer agent fees — R5	47,679
Transfer agent fees — R6	862
Trustees’ and officers’ fees and benefits	51,936
Other	232,061
Total expenses	11,750,901
Less: Fees waived and expense offset arrangement(s)	(41,029)
Net expenses	11,709,872
Net investment income (loss)	(7,306,432)

Realized and unrealized gain (loss) from:
Net realized gain from investment securities (includes net gains (losses) from securities sold to affiliates of $(112,437))	145,820,748
Change in net unrealized appreciation (depreciation) of investment securities	(25,746,767)
Net realized and unrealized gain	120,073,981
Net increase in net assets resulting from operations	$112,767,549

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Small Cap Discovery Fund

Statement of Changes in Net Assets

For the years ended August 31, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(7,306,432)	$(5,883,310)
Net realized gain	145,820,748	129,642,296
Change in net unrealized appreciation (depreciation)	(25,746,767)	67,156,020
Net increase in net assets resulting from operations	112,767,549	190,915,006

Distributions to shareholders from net realized gains:
Class A	(83,192,368)	(58,971,398)
Class B	(1,952,149)	(1,402,434)
Class C	(9,359,747)	(5,257,156)
Class Y	(24,205,240)	(19,373,899)
Class R5	(6,651,766)	(981)
Class R6	(10,227,636)	(981)
Total distributions from net realized gains	(135,588,906)	(85,006,849)

Share transactions–net:
Class A	1,500,037	(135,546,440)
Class B	(1,951,636)	(2,685,853)
Class C	5,350,077	(469,868)
Class Y	(42,967,605)	(68,806,533)
Class R5	1,899,903	43,871,511
Class R6	39,545,974	64,674,752
Net increase (decrease) in net assets resulting from share transactions	3,376,750	(98,962,431)
Net increase (decrease) in net assets	(19,444,607)	6,945,726

Net assets:
Beginning of year	882,625,557	875,679,831
End of year (includes undistributed net investment income (loss) of $(4,993,149) and $(5,110,520), respectively)	$863,180,950	$882,625,557

Notes to Financial Statements

August 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Small Cap Discovery Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not

14                         Invesco Small Cap Discovery Fund

listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

15                         Invesco Small Cap Discovery Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.80%
Next $500 million	0.75%
Over $1 billion	0.70%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 1.75%, 1.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above:

16                         Invesco Small Cap Discovery Fund

(1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2014, the Adviser waived advisory fees of $39,999.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2014, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2014, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2014, IDI advised the Fund that IDI retained $142,155 in front-end sales commissions from the sale of Class A shares and $2,532, $3,926 and $3,895 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2014, the Fund incurred $17,581 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2014, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2014, the Fund engaged in securities purchases of $183,285 and securities sales of $929,400, which resulted in net realized gains (losses) of $(112,437).

17                         Invesco Small Cap Discovery Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,030.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2014 and 2013:

	2014	2013
Ordinary income	$26,321,533	$—
Long-term capital gain	109,267,373	85,006,849
Total distributions	$135,588,906	$85,006,849

Tax Components of Net Assets at Period-End:

2014
Undistributed long-term gain	$115,029,655
Net unrealized appreciation — investments	192,931,459
Temporary book/tax differences	(112,786)
Post-October Capital loss deferral	(5,546,639)
Late-Year ordinary loss deferral	(4,880,363)
Shares of beneficial interest	565,759,624
Total net assets	$863,180,950

The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2014.

18                         Invesco Small Cap Discovery Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2014 was $714,107,973 and $834,936,418, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$207,876,077
Aggregate unrealized (depreciation) of investment securities	(14,944,618)
Net unrealized appreciation of investment securities	$192,931,459

Cost of investments for tax purposes is $703,336,292.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2014, undistributed net investment income (loss) was increased by $7,423,803, undistributed net realized gain was decreased by $3,167,038 and shares of beneficial interest was decreased by $4,256,765. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	11,162,845	$136,194,937	10,723,043	$120,331,339
Class B	39,041	438,517	30,854	327,642
Class C	1,160,335	12,325,902	681,254	6,809,246
Class Y	3,179,180	39,762,440	4,691,321	53,193,049
Class R5(b)	326,211	4,170,947	3,527,315	44,000,899
Class R6(b)	3,554,223	41,450,915	5,622,923	66,633,393

Issued as reinvestment of dividends:
Class A	7,095,938	80,255,054	5,757,455	56,653,360
Class B	182,437	1,873,622	145,907	1,323,375
Class C	906,196	8,880,723	566,705	4,975,669
Class Y	2,050,361	23,866,200	1,902,498	19,139,132
Class R5	570,336	6,650,122	—	—
Class R6	876,263	10,225,992	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	205,429	2,466,712	203,114	2,258,894
Class B	(225,501)	(2,466,712)	(219,824)	(2,258,894)

Reacquired:
Class A	(18,171,031)	(217,416,666)	(28,300,197)	(314,790,033)
Class B	(161,282)	(1,797,063)	(204,268)	(2,077,976)
Class C	(1,521,901)	(15,856,548)	(1,238,776)	(12,254,783)
Class Y	(8,846,264)	(106,596,245)	(12,205,730)	(141,138,714)
Class R5	(725,066)	(8,921,166)	(10,478)	(129,388)
Class R6	(983,764)	(12,130,933)	(159,432)	(1,958,641)
Net increase (decrease) in share activity	673,986	$3,376,750	(8,486,316)	$(98,962,431)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 37% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

19                         Invesco Small Cap Discovery Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period(b)	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/14	$12.20	$(0.10)	$1.62	$1.52	$(1.89)	$11.83	13.15	%(d)	$527,759	1.32	%(e)	1.32	%(e)	(0.85	)%(e)	79%
Year ended 08/31/13	10.85	(0.08)	2.56	2.48	(1.13)	12.20	25.31	(d)	540,979	1.32		1.33		(0.72)		70
Year ended 08/31/12	10.56	(0.08)	1.47	1.39	(1.10)	10.85	14.33	(d)	607,073	1.38		1.43		(0.80)		78
Year ended 08/31/11	8.74	(0.11)	1.93	1.82	—	10.56	20.82	(d)	820,988	1.38		1.42		(1.01)		114
Five months ended 08/31/10	9.62	(0.04)	(0.84)	(0.88)	—	8.74	(9.15	)(d)	691,456	1.34	(f)	1.34	(f)	(1.04	)(f)	63
Year ended 03/31/10	6.93	(0.09)	2.78	2.69	—	9.62	38.82	(g)	748,998	1.39		1.39		(1.04)		234
Class B
Year ended 08/31/14	11.25	(0.09)	1.48	1.39	(1.89)	10.75	13.11	(d)(h)	10,216	1.32	(e)(h)	1.32	(e)(h)	(0.85	)(e)(h)	79
Year ended 08/31/13	10.09	(0.07)	2.36	2.29	(1.13)	11.25	25.34	(d)(h)	12,554	1.32	(h)	1.33	(h)	(0.72	)(h)	70
Year ended 08/31/12	9.89	(0.08)	1.38	1.30	(1.10)	10.09	14.40	(d)(h)	13,754	1.38	(h)	1.43	(h)	(0.80	)(h)	78
Year ended 08/31/11	8.18	(0.11)	1.82	1.71	—	9.89	20.90	(d)(h)	16,910	1.40	(h)	1.44	(h)	(1.03	)(h)	114
Five months ended 08/31/10	9.03	(0.05)	(0.80)	(0.85)	—	8.18	(9.41	)(d)(h)	19,249	1.63	(f)(h)	1.63	(f)(h)	(1.33	)(f)(h)	63
Year ended 03/31/10	6.51	(0.09)	2.61	2.52	—	9.03	38.71	(i)(j)	23,169	1.53	(j)	1.53	(j)	(1.19	)(j)	234
Class C
Year ended 08/31/14	10.83	(0.17)	1.42	1.25	(1.89)	10.19	12.21	(d)	55,961	2.07	(e)	2.07	(e)	(1.60	)(e)	79
Year ended 08/31/13	9.82	(0.15)	2.29	2.14	(1.13)	10.83	24.43	(d)	53,560	2.07		2.08		(1.47)		70
Year ended 08/31/12	9.73	(0.15)	1.34	1.19	(1.10)	9.82	13.43	(d)	48,486	2.13		2.18		(1.55)		78
Year ended 08/31/11	8.10	(0.17)	1.80	1.63	—	9.73	20.12	(d)(k)	51,212	2.06	(k)	2.10	(k)	(1.69	)(k)	114
Five months ended 08/31/10	8.95	(0.07)	(0.78)	(0.85)	—	8.10	(9.50	)(d)	53,673	2.09	(f)	2.09	(f)	(1.79	)(f)	63
Year ended 03/31/10	6.50	(0.14)	2.59	2.45	—	8.95	37.69	(l)	62,523	2.14		2.14		(1.79)		234
Class Y(m)
Year ended 08/31/14	12.50	(0.07)	1.66	1.59	(1.89)	12.20	13.42	(d)	114,973	1.07	(e)	1.07	(e)	(0.60	)(e)	79
Year ended 08/31/13	11.06	(0.05)	2.62	2.57	(1.13)	12.50	25.67	(d)	163,072	1.07		1.08		(0.47)		70
Year ended 08/31/12	10.72	(0.06)	1.50	1.44	(1.10)	11.06	14.60	(d)	206,367	1.13		1.18		(0.55)		78
Year ended 08/31/11	8.84	(0.09)	1.97	1.88	—	10.72	21.27	(d)	233,467	1.13		1.17		(0.76)		114
Five months ended 08/31/10	9.73	(0.03)	(0.86)	(0.89)	—	8.84	(9.15	)(d)	199,603	1.09	(f)	1.09	(f)	(0.80	)(f)	63
Year ended 03/31/10	6.99	(0.06)	2.80	2.74	—	9.73	39.20	(n)	267,593	1.14		1.14		(0.76)		234
Class R5
Year ended 08/31/14	12.52	(0.05)	1.65	1.60	(1.89)	12.23	13.49	(d)	45,126	0.94	(e)	0.94	(e)	(0.47	)(e)	79
Year ended 08/31/13(o)	11.48	(0.04)	2.21	2.17	(1.13)	12.52	21.25	(d)	44,037	0.93	(f)	0.94	(f)	(0.33	)(f)	70
Class R6
Year ended 08/31/14	12.52	(0.04)	1.66	1.62	(1.89)	12.25	13.67	(d)	109,145	0.84	(e)	0.84	(e)	(0.37	)(e)	79
Year ended 08/31/13(o)	11.48	(0.03)	2.20	2.17	(1.13)	12.52	21.25	(d)	68,425	0.83	(f)	0.84	(f)	(0.23	)(f)	70

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share, for fiscal years prior to August 31, 2013.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $572,525, $11,988, $58,189, $156,042, $48,364 and $84,629 for Class A, Class B, Class C, Class Y, Class R5 and Class R6, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.27% and 0.54% for the years ended August 31, 2014, August 31, 2013, August 31, 2012, August 31, 2011 and the five months ended August 31, 2010, respectively.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(k)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.93% for the year ended August 31, 2011.
(l)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(m)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(n)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(o)	Commencement date of September 24, 2012 for Class R5 and Class R6 shares.

20                         Invesco Small Cap Discovery Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Small Cap Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Small Cap Discovery Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the five month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended March 31, 2010 were audited by another independent registered public accounting firm whose report dated May 18, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

October 27, 2014

Houston, Texas

21                         Invesco Small Cap Discovery Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$961.80	$6.63	$1,018.45	$6.82	1.34%
B	1,000.00	962.40	6.63	1,018.45	6.82	1.34
C	1,000.00	957.70	10.31	1,014.67	10.61	2.09
Y	1,000.00	963.70	5.40	1,019.71	5.55	1.09
R5	1,000.00	964.50	4.61	1,020.52	4.74	0.93
R6	1,000.00	964.60	4.16	1,020.97	4.28	0.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2014 through August 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco Small Cap Discovery Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Small Cap Discovery Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Small-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of the performance universe for the one and three year periods and the fifth quintile for the five year period (the first quintile being the best performing funds

23                         Invesco Small Cap Discovery Fund

and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers noted that the Fund had performed as expected in a low quality market environment, but that research had been strengthened. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that Invesco Advisers sub-advises one mutual fund with a similar investment process and that the sub-advisory effective fee rate is below the effective advisory fee rate of the Fund. The Board note that Invesco Advisers and the Affiliated Sub-Advisers do not manage other accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

24 Invesco Small Cap Discovery Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$109,267,373
Qualified Dividend Income*	17.85%
Corporate Dividends Received Deduction*	16.87%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$26,321,532

25                         Invesco Small Cap Discovery Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			141	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			141	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	141	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	141	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	141	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	141	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			141	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			141	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	141	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	141	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	141	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Small Cap Discovery Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 VK-SCD-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders August 31, 2014

Invesco Strategic Real Return Fund

Nasdaq:
A: SRRAX ■ C: SRRCX ■ R: SRRQX ■ Y: SRRYX ■ R5: SRRFX ■ R6: SRRSX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Fund Performance
6	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor's Report
22	Fund Expenses
23	Initial Approval of Investment Advisory and Sub-Advisory Contracts
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies remained relatively stagnant. During the reporting period, high unemployment persisted, worries about potential deflation grew, and uncertainty about Russian-Ukrainian tensions weighed on European markets.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by clicking the “Intentional Investing Forum” link on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Strategic Real Return Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Strategic Real Return Fund

Management’s Discussion of Fund Performance

Performance summary

From the Fund’s inception on April 30, 2014, to the close of its fiscal year on August 31, 2014, Invesco Strategic Real Return Fund’s Class A shares, at net asset value (NAV), returned 2.44% while the Fund’s style specific benchmark, the Custom Invesco Strategic Real Return Index, returned 2.41%.

Additional performance information for your Fund appears later in this report.

Fund vs. Indexes

Total returns, 4/30/14 to 8/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.44%
Class C Shares	2.14
Class R Shares	2.37
Class Y Shares	2.50
Class R5 Shares	2.50
Class R6 Shares	2.50
Bank of America Merrill Lynch Current 10-Year U.S. Treasury Index▼
(Broad Market Index)	3.79
Custom Invesco Strategic Real Return Index■ (Style-Specific Index)	2.41
Lipper Inflation Protected Bond Fund Index¿ (Peer Group Index)	2.33

Source(s): ▼Bloomberg LP; ■Invesco, Bloomberg LP, FactSet Research Systems Inc.,

                  S&P Dow Jones Indices LLC; ¿Lipper Inc.

How we invest

The Fund allocates its investments in three main asset classes: Treasury Inflation Protected Securities (TIPS), bank loans and high yield bonds. For the TIPS portion of the Fund, we select securities to match the returns of the Bank of America Merrill Lynch U.S. Inflation-Linked Treasury Index. Our goal is to have the Fund’s high yield allocation outperform the Bank of America Merrill Lynch U.S. High Yield Constrained Index and for the Fund’s bank loan allocation to outperform the S&P/LSTA Leveraged Loan Index. The Fund’s bank loan position is represented by a position in Invesco Floating Rate Fund. The Fund principally invests in individual high yield securities rated B or above.1

    At its inception, the Fund’s initial allocation was:

■	TIPS - 45%
■	Bank loans - 30%
■	High yield securities - 25%

Tactical asset allocation decisions between the three asset classes are determined by portfolio managers with input from the Invesco Strategy Team (IST). The IST consists of the most senior investment professionals across the Invesco Fixed Income platform and includes the leaders of sector teams as well as senior macroeconomic strategists. The IST has a formalized monthly process to update tactical views and positioning recommendations through interaction with analysts and portfolio managers across the IFI platform.

    Within each asset class allocation, asset or security selection is the responsibility of the sector manager based on the fundamental bottom-up process for each fixed income sector.

Market conditions and your Fund

For most of the reporting period, we positioned the Fund to be neutral with respect to its target allocation weights. We made a slight adjustment in late July by reducing the Fund’s TIPS allocation from approximately 45% to 41% with bank loans and high yield securities splitting the TIPS reduction. This was based on our view that we were at a low point in yields and that rates would likely rise.

    TIPS typically have a longer duration than either high yield securities or bank loans, so reducing interest rate exposure seemed prudent. At the end of July, the Fund had a duration that was approximately 0.3 years short of the duration of the Custom Invesco Strategic Real Return Index. This difference was driven primarily by the Fund’s underweight position in TIPS.

    During the reporting period, five-year Treasury rates fell approximately five basis points (0.05%) while 10-year Treasury rates fell about 31 basis points (0.31%).2 This large decline in 10-year yields produced positive returns for bonds with long durations. Over the reporting period, the Bank of America Merrill Lynch Current 10-Year U.S. Treasury Index returned 3.79%. TIPS had similar performance, posting a return of 3.29%.

    High yield securities, as measured by the Bank of America Merrill Lynch U.S. High Yield Constrained Index, posted strong performance as well, despite negative returns in July. The index’s return for the reporting period was 2.05%.

Portfolio Composition

By security type

U.S. Treasury Securities	40.5%
Common Stocks	31.9
U.S. Dollar Denominated Bonds and Notes	26.4
Money Market Funds Plus Other Assets Less Liabilities	1.2

Top 10 Fixed Income Issuers*

1. U.S. Treasury	40.5%
2. Sanchez Energy Corp.	1.1
3. International Lease Finance Corp.	1.0
4. Berry Plastics Corp.	0.9
5. Aircastle Ltd.	0.9
6. MGM Resorts International	0.9
7. TransDigm Inc.	0.9
8. Reynolds Group Issuer Inc./ LLC	0.9
9. Halcon Resources Corp.	0.9
10. ArcelorMittal	0.9

Total Net Assets	$15.5 million

Total Number of Holdings	76

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Strategic Real Return Fund

Bank loans, as measured by the S&P/ LSTA Leveraged Loan Index, returned 1.40% for the reporting period.

As rates have recently started to rise, we have started to move TIPS and high yield securities back to their baseline allocations. At the close of the reporting period, we remained slightly overweight in bank loans, as they may provide a buffer against higher interest rates.

We thank you for your investment in Invesco Strategic Real Return Fund.

1	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.
2	Source: Bloomberg LP

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Jensen Portfolio Manager, is co-lead manager of Invesco Strategic Real Return Fund. He joined Invesco and/or its investment advisory affiliates in 1987. Mr. Jensen earned a BES degree from Johns Hopkins University and an SM degree in management from the Massachusetts Institute of Technology.

Robert Young Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco Strategic
Real Return Fund. He joined Invesco in 2001. Mr. Young earned a BA in economics from Cornell University and an MBA in finance and international business from Fordham University.

Darren Hughes Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Strategic Real Return Fund. He joined Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Thomas Ewald Portfolio Manager, is manager of Invesco Strategic Real Return Fund. He joined Invesco in 2000.
Mr. Ewald earned a BA from Harvard College and an MBA from the University of Virginia Darden School of Business.

5                         Invesco Strategic Real Return Fund

Your Fund’s Performance

Cumulative Total Returns

As of 8/31/14, including maximum applicable sales charges

Class A Shares
Inception (4/30/14)	-0.16%

Class C Shares
Inception (4/30/14)	1.14%

Class R Shares
Inception (4/30/14)	2.37%

Class Y Shares
Inception (4/30/14)	2.50%

Class R5 Shares
Inception (4/30/14)	2.50%

Class R6 Shares
Inception (4/30/14)	2.50%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal

Cumulative Total Returns

As of 6/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/30/14)	-0.54%

Class C Shares
Inception (4/30/14)	0.88%

Class R Shares
Inception (4/30/14)	0.92%

Class Y Shares
Inception (4/30/14)	1.07%

Class R5 Shares
Inception (4/30/14)	1.07%

Class R6 Shares
Inception (4/30/14)	1.07%

value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.82%, 1.57%, 1.07%, 0.57%, 0.57%, and 0.57%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.85%, 2.60%, 2.10%,

1.60%, 1.57% and 1.52%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/or expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2015. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

Invesco Strategic Real Return Fund’s investment objective is to seek to mitigate the effects of unanticipated inflation and to provide current income.

■	Unless otherwise stated, information presented in this report is as of August 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Asset-backed securities risk. The Fund may invest in asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value.

■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

continued on page 7

6                         Invesco Strategic Real Return Fund

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Emerging markets securities risk. The prices of securities issued by foreign companies and governments located in emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Exchange-traded funds risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Floating rate risk. The Fund may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. High yield bonds (commonly referred to as junk bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Indexing risk. The TIPS Portfolio does not utilize an investing strategy that seeks returns in excess of the underlying index. Therefore, it would not necessarily sell a security unless that security is removed from the underlying index.
■	Industry focus risk. To the extent a Fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.
■	Inflation-indexed security risk. The risk that the value of an inflation indexed security (such as Treasury Inflation-Protected Securities (TIPS)) tends to decrease when real interest rates increase and increase when real interest rates decrease. Interest payments on inflation-indexed securities will vary along with changes in the Consumer Price Index.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. The Fund’s significant use of derivative instruments may cause liquidity risk to continued on page 8

7                         Invesco Strategic Real Return Fund

continued from page 7

be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more market participants.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Prepayment risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit the Fund’s potential gains. Prepayments may require the Fund to replace the loan or debt security with a lower yielding security, adversely affecting the Fund’s yield.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Sampling risk. The TIPS Portfolio’s use of a representative sampling approach will result in its holding a smaller number of bonds than are in the underlying index. As a result, an adverse development respecting an issuer of bonds held by the TIPS Portfolio could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the underlying index. To the extent the assets in the TIPS Portfolio are smaller, these risks will be greater.
■	When-issued and delayed delivery risk. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.

About indexes used in this report

■	The Bank of America Merrill Lynch Current 10-Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the US government having a maturity of approximately 10 years.
■	The Custom Invesco Strategic Real Return Index consists of 45% Bank of America Merrill Lynch U.S. Inflation Linked Treasury Index, 30% S&P/LSTA Leveraged Loan Index and 25% Bank of America Merrill Lynch U.S. High Yield Constrained Index.
■	The Lipper Inflation Protected Bond Fund Index is an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper.
■	The Bank of America Merrill Lynch U.S. Inflation-Linked Treasury Index is an unmanaged index comprised of US Treasury inflation protected securities with at least $1 billion in outstanding face value and a remaining term to final maturity of greater than one year.
■	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of US dollar facilities in the leverage loan market.
■	The Bank of America Merrill Lynch U.S. High Yield Constrained Index contains all the securities in the Bank of
America Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%.
■	The Bank of America Merrill Lynch U.S. High Yield Index tracks the performance of below-investment-grade, but not in default, US dollar-denominated corporate bonds publicly issued in the US domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
■	Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofAML”) indices and related information, the name “Bank of America Merrill Lynch,” and related trademarks, are intellectual property licensed from BofAML, and may not be copied, used or distributed without BofAML’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed or promoted by BofAML. BOFAML MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                         Invesco Strategic Real Return Fund

Schedule of Investments(a)

August 31, 2014

	Principal Amount	Value
U.S. Treasury Securities–40.48%
U.S. Treasury Bills–0.06%
0.04%, 11/13/14(b)(c)	$10,000	$10,000

U.S. Treasury Inflation-Indexed Bonds–13.22%(d)
2.38%, 01/15/25	212,387	257,514
2.00%, 01/15/26	160,886	190,422
2.38%, 01/15/27	42,541	52,546
1.75%, 01/15/28	118,299	137,767
3.63%, 04/15/28	165,015	233,847
2.50%, 01/15/29	104,332	133,294
3.88%, 04/15/29	189,894	280,266
3.38%, 04/15/32	44,304	64,861
2.13%, 02/15/40	28,667	37,545
2.13%, 02/15/41	174,107	230,046
0.75%, 02/15/42	163,465	159,989
0.63%, 02/15/43	159,619	150,989
1.38%, 02/15/44	107,361	122,681
		2,051,767

U.S. Treasury Inflation-Indexed Notes–27.20%(d)
2.00%, 01/15/16	135,672	141,970
0.13%, 04/15/16	154,385	157,027
2.50%, 07/15/16	158,119	169,252
2.38%, 01/15/17	135,892	146,564
0.13%, 04/15/17	283,279	289,814
2.63%, 07/15/17	106,930	117,902
1.63%, 01/15/18	125,124	134,684
0.13%, 04/15/18	222,674	227,332
1.38%, 07/15/18	110,508	119,128
2.13%, 01/15/19	108,772	120,767
0.13%, 04/15/19	109,835	111,839
1.88%, 07/15/19	111,605	123,913
1.38%, 01/15/20	139,953	151,650
1.25%, 07/15/20	237,114	257,009
1.13%, 01/15/21	266,893	286,245
0.63%, 07/15/21	253,754	265,099
0.13%, 01/15/22	171,620	171,919
0.13%, 07/15/22	284,969	285,693
0.13%, 01/15/23	283,910	282,061
0.38%, 07/15/23	281,597	286,588
0.63%, 01/15/24	277,794	287,582
0.13%, 07/15/24	90,324	89,513
		4,223,551
Total U.S. Treasury Securities (Cost $6,188,511)		6,285,318

	Shares
Common Stocks–31.90%
Fixed Income Funds–31.90%
Invesco Floating Rate Fund–Class R6 (Cost $4,959,579)(e)	622,968	4,952,598

	Principal Amount

U.S. Dollar Denominated Bonds and Notes–26.39%
Aerospace & Defense–0.89%
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.50%, 07/15/21	$125,000	137,656

	Principal Amount	Value
Alternative Carriers–0.51%
Level 3 Financing Inc., Sr. Unsec. Gtd. Notes, 6.13%, 01/15/21(f)	$75,000	$79,500

Apparel Retail–0.37%
Men’s Wearhouse Inc. (The), Sr. Unsec. Gtd. Notes, 7.00%, 07/01/22(f)	55,000	58,025

Auto Parts & Equipment–0.84%
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/21	125,000	130,313

Broadcasting–0.87%
Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	125,000	134,687

Building Products–0.84%
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	125,000	130,313

Cable & Satellite–2.51%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	125,000	128,438
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	125,000	129,062
Intelsat Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 7.75%, 06/01/21	125,000	132,813
		390,313

Casinos & Gaming–0.90%
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	125,000	139,375

Coal & Consumable Fuels–0.85%
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/21	125,000	132,813

Construction Machinery & Heavy Trucks–1.38%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/24	125,000	129,062
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	82,000	85,485
		214,547

Construction Materials–0.10%
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(f)	15,000	15,525

Data Processing & Outsourced Services–0.62%
First Data Corp., Sr. Unsec. Gtd. Sub. Global Notes, 11.75%, 08/15/21	81,000	96,086

Health Care Facilities–0.87%
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 02/01/20	125,000	134,687

Health Care Services–0.85%
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/22(f)	125,000	131,406

Household Products–0.88%
Reynolds Group Issuer Inc./LLC, Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/21	125,000	136,875

Independent Power Producers & Energy Traders–0.06%
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/23	9,000	9,135

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Internet Software & Services–1.19%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	$75,000	$79,781
EarthLink Holdings Corp., Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/19	102,000	104,933
		184,714

Metal & Glass Containers–1.01%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/22	10,000	10,388
Berry Plastics Corp., Sec. Gtd. Notes, 5.50%, 05/15/22	145,000	146,087
		156,475

Oil & Gas Equipment & Services–0.82%
Exterran Partners L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/01/21	125,000	126,875

Oil & Gas Exploration & Production–2.07%
Approach Resources Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 06/15/21	9,000	9,405
Baytex Energy Corp. (Canada), Sr. Unsec. Gtd. Notes, 5.63%, 06/01/24(f)	12,000	12,115
Halcon Resources Corp., Sr. Unsec. Gtd. Global Notes, 9.75%, 07/15/20	125,000	135,937
Sanchez Energy Corp., Sr. Unsec. Gtd. Notes, 6.13%, 01/15/23(f)	157,000	163,280
		320,737

Oil & Gas Storage & Transportation–0.49%
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	65,000	75,725

Semiconductor Equipment–0.85%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/22	125,000	132,813

Specialized Finance–1.78%
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/20	125,000	144,531
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	125,000	132,813
		277,344

	Principal Amount	Value
Specialized REIT’s–0.82%
Crown Castle International Corp., Sr. Unsec. Notes, 4.88%, 04/15/22	$125,000	$127,969

Specialty Stores–0.36%
Michaels Stores Inc., Sr. Unsec. Gtd. Sub. Notes, 5.88%, 12/15/20(f)	55,000	56,031

Steel–0.87%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 6.00%, 03/01/21	125,000	134,875

Trading Companies & Distributors–0.99%
International Lease Finance Corp., Sr. Unsec. Notes, 8.25%, 12/15/20	125,000	154,063

Wireless Telecommunication Services–1.80%
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	20,000	19,800
Sprint Communications Inc., Sr. Unsec. Global Notes, 6.00%, 11/15/22	125,000	125,625
T-Mobile USA, Inc., Sr. Unsec. Gtd. Notes, 6.84%, 04/28/23	125,000	133,437
		278,862
Total U.S. Dollar Denominated Bonds and Notes (Cost $4,045,024)		4,097,739

	Shares
Money Market Funds–0.97%
Liquid Assets Portfolio–Institutional Class(g)	74,839	74,839
Premier Portfolio–Institutional Class(g)	74,840	74,840
Total Money Market Funds (Cost $149,679)		149,679
TOTAL INVESTMENTS–99.74% (Cost $15,342,793)		15,485,334
OTHER ASSETS LESS LIABILITIES–0.26%		41,051
NET ASSETS–100.00%		$15,526,385

Investment Abbreviations:

Gtd.	– Guaranteed
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M and Note 4.
(d)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(e)	Invesco Floating Rate Fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The value of this security as of August 31, 2014 represented 31.90% of the Fund’s Net Assets. See Note 5.
(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2014 was $515,882, which represented 3.32% of the Fund’s Net Assets.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Strategic Real Return Fund

Statement of Assets and Liabilities

August 31, 2014

Assets:
Investments, at value (Cost $10,233,535)	$10,383,057
Investments in affiliates, at value (Cost $5,109,258)	5,102,277
Total investments, at value (Cost $15,342,793)	15,485,334
Receivable for:
Variation margin	250
Fund shares sold	4,000
Dividends and interest	99,972
Investment for trustee deferred compensation and retirement plans	871
Other assets	62,114
Total assets	15,652,541

Liabilities:
Payable for:
Investments purchased	69,406
Accrued fees to affiliates	6,436
Accrued trustees’ and officers’ fees and benefits	2,900
Accrued other operating expenses	46,543
Trustee deferred compensation and retirement plans	871
Total liabilities	126,156
Net assets applicable to shares outstanding	$15,526,385

Net assets consist of:
Shares of beneficial interest	$15,335,977
Undistributed net investment income	45,161
Undistributed net realized gain	2,433
Net unrealized appreciation	142,814
$15,526,385

Net Assets:
Class A	$7,879,516
Class C	$53,932
Class R	$10,117
Class Y	$7,562,578
Class R5	$10,121
Class R6	$10,121

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	779,532
Class C	5,340
Class R	1,001
Class Y	748,001
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$10.11
Maximum offering price per share
(Net asset value of $10.11 ÷ 97.50%)	$10.37
Class C:
Net asset value and offering price per share	$10.10
Class R:
Net asset value and offering price per share	$10.11
Class Y:
Net asset value and offering price per share	$10.11
Class R5:
Net asset value and offering price per share	$10.11
Class R6:
Net asset value and offering price per share	$10.11

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Strategic Real Return Fund

Statement of Operations

For the period April 30, 2014 (commencement date) through August 31, 2014

Investment income:
Interest	$178,138
Dividends from affiliates	70,749
Total investment income	248,887

Expenses:
Advisory fees	20,724
Administrative services fees	16,986
Custodian fees	2,180
Distribution fees:
Class A	6,494
Class C	40
Class R	17
Transfer agent fees — A, C, R and Y	2,217
Transfer agent fees — R5	3
Transfer agent fees — R6	3
Trustees’ and officers’ fees and benefits	7,178
Registration and filing fees	30,136
Reports to shareholders	8,421
Professional services fees	40,731
Other	7,352
Total expenses	142,482
Less: Fees waived and expenses reimbursed	(118,051)
Net expenses	24,431
Net investment income	224,456

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	12,964
Futures contracts	(8,909)
4,055
Change in net unrealized appreciation of:
Investment securities	142,541
Futures contracts	273
142,814
Net realized and unrealized gain	146,869
Net increase in net assets resulting from operations	$371,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Strategic Real Return Fund

Statement of Changes in Net Assets

For the period April 30, 2014 (commencement date) through August 31, 2014

April 30, 2014 (Commencement date) to August 31, 2014
Operations:
Net investment income	$224,456
Net realized gain	4,055
Change in net unrealized appreciation	142,814
Net increase in net assets resulting from operations	371,325

Distributions to shareholders from net investment income:
Class A	(101,299)
Class C	(114)
Class R	(127)
Class Y	(104,346)
Class R5	(140)
Class R6	(140)
Total distributions from net investment income	(206,166)

Share transactions–net:
Class A	7,797,368
Class C	53,818
Class R	10,010
Class Y	7,480,010
Class R5	10,010
Class R6	10,010
Net increase in net assets resulting from share transactions	15,361,226
Net increase in net assets	15,526,385

Net assets:
Beginning of year	—
End of year (includes undistributed net investment income of $45,161)	$15,526,385

Notes to Financial Statements

August 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Strategic Real Return Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek to mitigate the effects of unanticipated inflation and to provide current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not

13                         Invesco Strategic Real Return Fund

listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

14                         Invesco Strategic Real Return Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission

15                         Invesco Strategic Real Return Fund

merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.40%
Next $2.5 billion	0.35%
Over $3.5 billion	0.33%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.78%, 1.53%, 1.03%, 0.53%, 0.53% and 0.53%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term. To the extent that the annualized expense ratio does not exceed the expense limitation, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated underlying funds on investments by the Fund of uninvested cash in such affiliated underlying funds.

For the period April 30, 2014 (commencement date) through August 31, 2014, the Adviser waived advisory fees and reimbursed fund level expenses of $115,827 and reimbursed class level expenses of $1,113, $2, $2, $1,101, $3 and $3 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period April 30, 2014 (commencement date) through August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period April 30, 2014 (commencement date) through August 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales

16                         Invesco Strategic Real Return Fund

charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the period April 30, 2014 (commencement date) through August 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period April 30, 2014 (commencement date) through August 31, 2014, IDI advised the Fund that IDI retained $42 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$5,102,277	$—	$—	$5,102,277
U.S. Treasury Securities	—	6,285,318	—	6,285,318
Corporate Debt Securities	—	4,097,739	—	4,097,739
	5,102,277	10,383,057	—	15,485,334
Futures Contracts*	273	—	—	273
Total Investments	$5,102,550	$10,383,057	$—	$15,485,607

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Interest rate risk:
Futures contracts(a)	$273	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

17                         Invesco Strategic Real Return Fund

Effect of Derivative Investments for the Period April 30, 2014 (commencement date) through August 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain (Loss):
Interest rate risk	$(8,909)
Change in Unrealized Appreciation:
Interest rate risk	273
Total	$(8,636)

The table below summarizes the average notional value of futures contracts outstanding for the period April 30 (commencement date) through August 31, 2014.

Futures Contracts
Average notional value	$501,078

Open Futures Contracts at Period-End
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
U.S. Treasury 10 Year Notes	Short	4	December-2014	$(503,125)	$273
Total Futures Contracts — Interest Rate Risk					$273

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of August 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets & Liabilities	Collateral Received		Net Amount
Counterparty				Financial Instruments	Cash
Bank of America Securities LLC	$273	$—	$273	$—	$—	$273

NOTE 5—Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco Floating Rate Fund are subsidiaries of Invesco Ltd. and therefore, Invesco Floating Rate Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Floating Rate Fund for the period April 30, 2014 (commencement date) to August 31, 2014.

	Value 04/30/14 (commencement date)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 08/31/14	Dividend Income
Invesco Floating Rate Fund	$—	$4,959,579	$—	$(6,981)	$—	$4,952,598	$70,675

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

18                         Invesco Strategic Real Return Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period April 30, 2014 (Commencement Date) through August 31, 2014:

2014
Ordinary income	$206,166

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$65,789
Net unrealized appreciation — investments	125,311
Temporary book/tax differences	(692)
Shares of beneficial interest	15,335,977
Total net assets	$15,526,385

The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and bond premium amortization.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of August 31, 2014.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period April 30, 2014 (commencement date) through August 31, 2014 was $9,419,940 and $396,849, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $7,470,230 and $1,397,353, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$159,176
Aggregate unrealized (depreciation) of investment securities	(33,865)
Net unrealized appreciation of investment securities	$125,311

Cost of investments for tax purposes is $15,360,023.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of stock issuance cost and bond premium amortization, on August 31, 2014, undistributed net investment income was increased by $26,871, undistributed net realized gain was decreased by $1,622 and shares of beneficial interest was decreased by $25,249. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Strategic Real Return Fund

NOTE 11—Share Information

	Summary of Share Activity
	April 30, 2014 (commencement date) to August 31, 2014(a)
	Shares	Amount
Sold:
Class A	783,367	$7,836,144
Class C	5,340	53,818
Class R	1,001	10,010
Class Y	748,001	7,480,010
Class R5	1,001	10,010
Class R6	1,001	10,010

Issued as reinvestment of dividends:
Class A	165	1,666

Reacquired:
Class A	(4,000)	(40,442)
Net increase in share activity	1,535,876	$15,361,226

(a)	98% of the outstanding shares of the Fund are owned by the Adviser.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Period ended 08/31/14(d)	$10.00	$0.14	$0.10	$0.24	$(0.13)	$10.11	2.44%	$7,880	0.59	%(e)	2.87	%(e)	4.21	%(e)	13%
Class C
Period ended 08/31/14(d)	10.00	0.12	0.09	0.21	(0.11)	10.10	2.14	54	1.34	(e)	3.62	(e)	3.46	(e)	13
Class R
Period ended 08/31/14(d)	10.00	0.14	0.10	0.24	(0.13)	10.11	2.37	10	0.84	(e)	3.12	(e)	3.96	(e)	13
Class Y
Period ended 08/31/14(d)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	7,563	0.34	(e)	2.62	(e)	4.46	(e)	13
Class R5
Period ended 08/31/14(d)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	10	0.34	(e)	2.68	(e)	4.46	(e)	13
Class R6
Period ended 08/31/14(d)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	10	0.34	(e)	2.68	(e)	4.46	(e)	13

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of April 30, 2014.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $7,646, $11, $10, $7,562, $10 and $10 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

20                         Invesco Strategic Real Return Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Strategic Real Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Strategic Real Return Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period April 30, 2014 (commencement of operations) through August 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2014

Houston, Texas

21                         Invesco Strategic Real Return Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The actual ending account value and expenses in the example below are based on an investment of $1,000 invested as of the close of business on April 30, 2014 (commencement date) and held through August 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Because the actual ending account value and expense information in the example is not based upon a six month period, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (04/30/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/14)	Expenses Paid During Period[3]
A	$1,000.00	$1,024.40	$2.03	$1,022.23	$3.01	0.59%
C	1,000.00	1,021.40	4.60	1,018.45	6.82	1.34
R	1,000.00	1,023.70	2.89	1,020.97	4.28	0.84
Y	1,000.00	1,025.00	1.17	1,023.49	1.73	0.34
R5	1,000.00	1,025.00	1.17	1,023.49	1.73	0.34
R6	1,000.00	1,025.00	1.17	1,023.49	1.73	0.34

[1]	The actual ending account value is based on the actual total return of the Fund for the period April 30, 2014 (commencement date) through August 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 124 (as of close of business April 30, 2014 (commencement date) through August 31, 2014)/365. Because the Fund has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Fund and other funds because such data is based on a full six month period.

22                         Invesco Strategic Real Return Fund

Initial Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940, as amended, to approve the Invesco Strategic Real Return Fund (the Fund) investment advisory agreements before the Fund can commence operations. During meetings held on March 25-26, 2014, the Board as a whole and the disinterested or “independent” Trustees voting separately approved (i) an amendment to the Company’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund, and (ii) (a) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. (ISSM) and Invesco Canada Ltd. to add the Fund, and (b) an amendment to the Sub-Advisory Contract with Invesco PowerShares Capital Management LLC to add the Fund (the sub-advisers, the Affiliated Sub-Advisers; and the contracts, the sub-advisory contracts). In doing so, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in most recent annual review process as well as the information provided with respect to the Fund. The Board (i) determined that the investment advisory agreement and sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s agreements is fair and reasonable and (ii) approved submission of the agreements to the initial shareholder of the Fund.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Fund will be assigned to one of the Sub-Committees. The Sub-Committees meet throughout the year to review the performance, fees, expenses and other matters related to their assigned Invesco Funds. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board was assisted in its review by the Senior Officer, an independent officer of the Funds, and by independent legal counsel. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory and Sub-Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the existing relationship between Invesco Advisers and the Invesco Funds, as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers are appropriate.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who may provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board noted that ISSM will manage a portion of the Fund’s assets. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance

The Board did not consider the performance of the Fund because the Fund is new and has no performance history. The Board did review performance expectations for the Fund in different market environments.

C.	Advisory and Sub-Advisory Fees and Fee Waivers

The Board considered the proposed advisory fee schedule of the Fund and the proposed fee waivers and expense limitations that will be in place for the Fund through May 31, 2015. The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees will have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.

The Board also considered comparative advisory fee data provided by Invesco Advisers for comparable registered funds managed by third-party advisers. The Board noted that Invesco Advisers does not manage other funds or client accounts with investment strategies comparable to those of the Fund. The Board noted that the advisory fee is at or below the Lipper Treasury Inflation-Protected classification median fee and that the advisory fee is at or below the fees of four key competitors identified by Invesco Advisers at all breakpoints and above the fees of one key competitor at certain breakpoints and below the fees of that competitor at other breakpoints.

Based upon the information provided and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund would benefit from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and through expense waivers. The Board also noted that the Fund will share directly in economies of scale through lower

23                         Invesco Strategic Real Return Fund

fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board considered information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the Fund’s investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. This waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers or its affiliates receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral from securities lending arrangements. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

24                         Invesco Strategic Real Return Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable the fiscal period April 30, 2014 (commencement date) through August 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	9.80%
Tax-Exempt Interest Dividends*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the period April 30, 2014 (commencement date) through August 31, 2014.

25                         Invesco Strategic Real Return Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			141	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			141	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	141	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	141	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	141	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2003	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	141	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			141	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			141	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	141	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	141	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	141	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Strategic Real Return Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	SRR-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4.	Principal Accountant Fees and Services

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$374,875	N/A	$470,602	N/A
Audit-Related Fees(2)	$6,500	0%	$0	0%
Tax Fees(3)	$177,710	0%	$124,450	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$559,085	0%	$595,052	0%

(g) PWC billed the Registrant aggregate non-audit fees of $184,210 for the fiscal year ended 2014, and $124,450 for the fiscal year ended 2013, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-related fees for the fiscal year end 2014 include fees billed for agreed upon procedures related to fund mergers.
(3)	Tax fees for the fiscal year end 2014 include fees billed for reviewing tax returns, consultation services and fund mergers. Tax fees for the fiscal year end 2013 includes fees billed for reviewing tax returns and fund mergers.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $2,684,926 for the fiscal year ended 2014, and $7,055 for the fiscal year ended 2013, for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of August 20, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 20, 2014, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	November 7, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	November 7, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	November 7, 2014

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.